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ADESTO TECHNOLOGIES CORPORATION PROXY STATEMENT TABLE OF CONTENTS

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Adesto Technologies Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
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	(4)	Proposed maximum aggregate value of transaction:
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
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	(4)	Date Filed:

ADESTO TECHNOLOGIES CORPORATION
3600 Peterson Way
Santa Clara, California 95054

March 27, 2020

Dear Adesto Technologies Corporation Stockholder:

        You are cordially invited to attend a virtual special meeting of stockholders of Adesto Technologies Corporation (the "Company" or "Adesto," "we," "us," or "our"). The virtual special meeting will be held exclusively online via live webcast on May 5, 2020, at 10:00 a.m., Pacific Time. There will not be a physical meeting location. The virtual special meeting can be accessed by visiting www.virtualshareholdermeeting.com/IOTS2020, where you will be able to listen to the meeting live, submit questions and vote online. Please note that you will not be able to attend the virtual special meeting in person. We have chosen to hold a virtual, rather than an in-person, meeting because we believe that a virtual stockholder meeting provides greater access to those who may want to attend, while improving meeting efficiency and reducing costs.

        At the virtual special meeting, you will be asked to consider and vote upon a proposal to adopt the Agreement and Plan of Merger (as it may be amended from time to time, the "Merger Agreement"), dated as of February 20, 2020, by and among Dialog Semiconductor plc ("Dialog"), a company incorporated in England and Wales, Azara Acquisition Corp. ("Merger Sub"), a Delaware corporation and a wholly owned direct or indirect subsidiary of Dialog, and Adesto. Upon the terms and subject to the conditions of the Merger Agreement, if the merger is completed, Merger Sub will merge with and into Adesto (the "Merger"), with Adesto surviving the Merger as a wholly owned direct or indirect subsidiary of Dialog.

        If the Merger Agreement is adopted with the affirmative vote of the holders of a majority of the shares of our common stock, par value $0.0001 per share ("Adesto Common Stock"), outstanding on the record date for the virtual special meeting (the "record date"), and the Merger is completed, each share of Adesto Common Stock that you own as of immediately prior to the effective time of the Merger will be converted into the right to receive $12.55 in cash, without interest.

        Our board of directors ("Board") carefully considered a number of factors in evaluating the terms of the Merger Agreement. Based on such consideration, our Board unanimously determined that the Merger and the Merger Agreement are advisable and fair to and in the best interests of Adesto and our stockholders. Accordingly, our Board has unanimously approved the Merger Agreement and the transactions contemplated by the Merger Agreement, including the Merger, and unanimously recommends that you vote (1) "FOR" the proposal to adopt the Merger Agreement and (2) "FOR" the proposal to approve the adjournment of the virtual special meeting to a later date or dates to (i) solicit additional proxies if (a) we determine that there are insufficient shares of Adesto Common Stock represented (either in person or by proxy) to constitute a quorum necessary to conduct the business to be conducted at the virtual special meeting, to the extent necessary to obtain such a quorum, or (b) we have not received proxies sufficient to approve the adoption of the Merger Agreement at the virtual special meeting, in each case, at the time of the then-scheduled virtual special meeting, (ii) give holders of Adesto Common Stock additional time to evaluate any supplement or amendment to the enclosed proxy statement or (iii) otherwise comply with applicable law.

        The enclosed proxy statement provides detailed information about the virtual special meeting, the Merger Agreement, the Merger and the other proposals to be voted on at the virtual special meeting. A copy of the Merger Agreement is attached as Annex A to the proxy statement. We encourage you to read the proxy statement carefully in its entirety.

        Your vote is very important, regardless of the number of shares you own.    The proposal to adopt the Merger Agreement must be approved by the affirmative vote of the holders of a majority of the shares of Adesto Common Stock outstanding on the record date. Each share of Adesto Common Stock that you own will have one vote. Only stockholders who owned shares of Adesto Common Stock at the close of business on March 25, 2020, the record date, will be entitled to vote at the virtual special meeting.

        To vote your shares, you may submit a proxy via the Internet or by telephone, as specified in the Internet and telephone voting instructions on your proxy card, return your proxy card using the postage prepaid envelope provided, or attend the virtual special meeting and vote at the meeting. If your shares are held in the name of a brokerage firm, bank, trust or other nominee, you must instruct the brokerage firm, bank, trust or other nominee how to vote your shares or obtain a proxy, executed in your favor, from that record holder, giving you the right to vote the shares at the virtual special meeting. Even if you plan to attend the virtual special meeting, we urge you to promptly submit a proxy for your shares via the Internet or by telephone or by completing, signing, dating and returning the enclosed proxy card.

        If you fail to submit your proxy via Internet or telephone, return your proxy card, attend the virtual special meeting and vote at the meeting, or give voting instructions to your brokerage firm, bank, trust or other nominee, then your shares will not be counted for determining whether a quorum is present at the virtual special meeting and your decision not to respond will have the same effect as if you voted "AGAINST" the adoption of the Merger Agreement.

        If you attend the virtual special meeting and wish to vote at the meeting, you may revoke your proxy and vote at the meeting.

Thank you for your continued support of Adesto.
Sincerely,

Narbeh Derhacobian
 President, Chief Executive Officer and Director

March 27, 2020

        Neither the Securities and Exchange Commission nor any state securities regulatory agency has approved or disapproved of the Merger, passed upon the merits or fairness of the Merger Agreement or the Merger or determined if the accompanying proxy statement is accurate or complete. Any representation to the contrary is a criminal offense.

        The accompanying proxy statement is dated March 27, 2020 and, together with the enclosed form of proxy card, is first being mailed to our stockholders on or about March 27, 2020.

ADESTO TECHNOLOGIES CORPORATION
3600 Peterson Way
Santa Clara, California 95054

NOTICE OF VIRTUAL SPECIAL MEETING OF STOCKHOLDERS

To the Stockholders of Adesto Technologies Corporation:

        Adesto Technologies Corporation, a Delaware corporation (the "Company" or "Adesto," "we," "us," or "our"), will hold a virtual special meeting of stockholders exclusively online via live webcast on May 5, 2020, at 10:00 a.m., Pacific Time. There will not be a physical meeting location. The virtual special meeting can be accessed by visiting www.virtualshareholdermeeting.com/IOTS2020, where you will be able to listen to the meeting live, submit questions, and vote online. We encourage you to allow ample time for online check-in, which will open at 9:45 a.m., Pacific Time. Please note that you will not be able to attend the virtual special meeting in person. We are holding the virtual special meeting to consider and vote upon the following proposals:

  1.
  To adopt the Agreement and Plan of Merger (as it may be amended from time to time, the "Merger Agreement"), dated as of February 20, 2020, by and among Dialog Semiconductor plc ("Dialog"), a company incorporated in England and Wales, Azara Acquisition Corp. ("Merger Sub"), a Delaware corporation and a wholly owned direct or indirect subsidiary of Dialog, and Adesto. Upon the terms and subject to the conditions of the Merger Agreement, if the merger is completed, Merger Sub will merge with and into Adesto (the "Merger"), with Adesto surviving the Merger as wholly owned direct or indirect subsidiary of Dialog; and

  2.
  To approve the adjournment of the virtual special meeting to a later date or dates, to (i) solicit additional proxies if (a) we determine that there are insufficient shares of Adesto Common Stock represented (either in person or by proxy) to constitute a quorum necessary to conduct the business to be conducted at the virtual special meeting, to the extent necessary to obtain such a quorum, or (b) we have not received proxies sufficient to approve the adoption of the Merger Agreement at the virtual special meeting, in each case, at the time of the then-scheduled virtual special meeting, (ii) give holders of our common stock, par value $0.0001 per share ("Adesto Common Stock"), additional time to evaluate any supplement or amendment to the enclosed proxy statement or (iii) otherwise comply with applicable law (the "adjournment proposal").

        Only record holders of Adesto Common Stock at the close of business on March 25, 2020 are entitled to receive notice of and to vote at the virtual special meeting, including any adjournments or postponements of the virtual special meeting. Your vote is important, regardless of the number of shares of Adesto Common Stock you own. Each share of Adesto Common Stock that you own will have one vote.

        The votes required to approve each proposal are as follows:

  1.
  The Merger Agreement must be adopted by the affirmative vote of the holders of a majority of the shares of Adesto Common Stock outstanding on the record date for the virtual special meeting (the "record date").

  2.
  The adjournment proposal must be approved by the affirmative vote of the holders of a majority of the shares of Adesto Common Stock entitled to vote on such matter that are present or represented by proxy at the virtual special meeting and are voted "FOR" or "AGAINST" the proposal.

        If a quorum is not present or represented by proxy at the virtual special meeting, the chairperson of the meeting may adjourn the meeting or the holders of a majority of the shares of Adesto Common Stock entitled to vote who are present or represented by proxy at the virtual special meeting may adjourn the meeting. If there is not a quorum of stockholders at the virtual special meeting and any proposal to adjourn the meeting submitted to the holders who are present or represented by proxy at the virtual special meeting is not approved, our board of directors ("Board") may, with the prior written consent of Dialog, set a new record date and meeting date for a virtual special meeting to consider the proposal to adopt the Merger Agreement and the adjournment proposal, in accordance with the Merger Agreement.

        If the Merger is completed, our stockholders who (1) deliver a proper written demand for an appraisal of their shares of Adesto Common Stock prior to the stockholder vote on the adoption of the Merger Agreement, (2) do not vote or submit a proxy in favor of the adoption of the Merger Agreement, (3) continue to hold their shares of Adesto Common Stock through the effective time of the Merger, (4) take certain actions and meet certain conditions under the Delaware General Corporation Law (the "DGCL") and (5) do not thereafter withdraw their demand for appraisal of their shares of Adesto Common Stock or otherwise lose their appraisal rights, in each case in accordance with the DGCL, will have the right to have such shares appraised by the Delaware Court of Chancery and to receive payment in cash of the "fair value" of such shares, exclusive of any element of value arising from the accomplishment or expectation of the Merger, together with interest, if any, on the amount determined to be the fair value. For a more detailed discussion of your appraisal rights, see the section captioned "Proposal 1: Adoption of the Merger—Appraisal Rights." Section 262 of the DGCL is reproduced in its entirety in Annex C to the accompanying proxy statement and is incorporated therein by reference.

        You are cordially invited to attend the virtual special meeting. The virtual special meeting can be accessed by visiting www.virtualshareholdermeeting.com/IOTS2020, where you will be able to listen to the meeting live, submit questions and vote online. Whether or not you expect to attend the virtual special meeting, please submit a proxy via the Internet or by telephone, as specified in the Internet and telephone voting instructions on your proxy card or return your proxy card using the postage prepaid envelope provided as promptly as possible in order to ensure your representation at the virtual special meeting. A return envelope (which is postage prepaid if mailed in the United States) is enclosed for your convenience. Even if you have voted by proxy, you may still vote at the meeting if you attend the virtual special meeting. Please note, however, that if your shares are held in the name of your brokerage firm, bank, trust or other nominee and you wish to vote at the virtual special meeting, you must instruct the brokerage firm, bank, trust or other nominee how to vote your shares or obtain a proxy, executed in your favor, from that record holder, giving you the right to vote the shares at the virtual special meeting.

        If you sign, date and return your proxy card or submit a proxy via the Internet or by telephone without indicating how you wish to vote, your proxy will be voted "FOR" the proposal to adopt the Merger Agreement and "FOR" the adjournment proposal. If you do attend the virtual special meeting and wish to vote at the meeting, you may revoke your proxy and vote at the meeting. You may revoke your proxy in the manner described in the enclosed proxy statement at any time before it has been voted at the virtual special meeting.

        Our Board unanimously recommends that you vote "FOR" the proposal to adopt the Merger Agreement and "FOR" the adjournment proposal.

        The Merger is described in the accompanying proxy statement, which we urge you to read carefully. A copy of the Merger Agreement is attached as Annex A to the proxy statement. If you have any questions or need assistance in voting your shares of Adesto Common Stock, please contact our proxy solicitor:

D.F. King & Co., Inc.
48 Wall Street, 22nd floor
New York, NY 10005
(877) 478-5045 (toll free from the U.S. and Canada)
(212) 269-5550 (call collect)

By Order of the Board of Directors,

Narbeh Derhacobian

President, Chief Executive Officer and Director

March 27, 2020

YOUR VOTE IS IMPORTANT

        Your vote is very important, regardless of the number of shares you own. The proposal to adopt the Merger Agreement must be adopted by the affirmative vote of the holders of a majority of the shares of Adesto Common Stock outstanding on the record date for the virtual special meeting. To vote your shares, you can submit a proxy via the Internet or by telephone, as specified in the Internet and telephone voting instructions on the proxy card, return your proxy card using the postage prepaid return envelope provided, or attend the virtual special meeting and vote at the meeting. We urge you to promptly submit a proxy for your shares via the Internet or by telephone or by completing, signing, dating and returning the enclosed proxy card.

        If you fail to submit your proxy via Internet or telephone, return your proxy card, attend the virtual special meeting and vote at the meeting, or give voting instructions to your brokerage firm, bank, trust or other nominee, then your shares will not be counted for determining whether a quorum is present at the virtual special meeting and your decision not to respond will have the same effect as if you voted "AGAINST" the adoption of the Merger Agreement, but will have no effect on the outcome of any vote on the adjournment proposal, assuming a quorum is present.

        If your shares are held in the name of a brokerage firm, bank, trust or other nominee, you must instruct the brokerage firm, bank, trust or other nominee how to vote your shares or obtain a proxy, executed in your favor, from that record holder giving you the right to vote the shares at the virtual special meeting.

REFERENCES FOR ADDITIONAL INFORMATION

        If you have any questions about the accompanying proxy statement, the virtual special meeting, the Merger or need assistance with voting procedures, you should contact:

D.F. King & Co., Inc.
48 Wall Street, 22nd floor
New York, NY 10005
(877) 478-5045 (toll free from the U.S. and Canada)
(212) 269-5550 (call collect)

ADESTO TECHNOLOGIES CORPORATION

PROXY STATEMENT

SUMMARY

        Except as otherwise specifically noted in this proxy statement, "Adesto," "we," "our," "us" and similar words in this proxy statement refer to Adesto Technologies Corporation, a Delaware corporation. In addition, throughout this proxy statement, we refer to Azara Acquisition Corp. as "Merger Sub" and to Dialog Semiconductor plc as "Dialog."

        This summary highlights selected information from this proxy statement related to the merger of Merger Sub with and into Adesto (the "Merger") and may not contain all of the information that is important to you. To understand the Merger more fully and for a more complete description of the legal terms of the Merger, you should read carefully this entire proxy statement, the annexes to this proxy statement and the documents we refer to in this proxy statement. See the section captioned "Where You Can Find More Information." The Agreement and Plan of Merger, dated as of February 20, 2020, among Dialog, Merger Sub, and Adesto, as such agreement may be amended from time to time (the "Merger Agreement") is attached as Annex A to this proxy statement. We encourage you to read the Merger Agreement, which is the legal document governing the Merger. Capitalized terms used in this section but not defined in this proxy statement have the meaning ascribed to them in the Merger Agreement.

Parties Involved in the Merger

Adesto Technologies Corporation

        We are a leading provider of innovative, application-specific semiconductors and embedded systems that provide the key building blocks of Internet of Things (IoT) edge devices operating on networks worldwide. Our broad portfolio of semiconductor and embedded technologies are optimized for connected IoT devices used in industrial, consumer, communications and medical applications. Through expert design, systems expertise and proprietary intellectual property, we enable our customers to differentiate their systems where it matters most for IoT: longer battery life, greater reliability, integrated intelligence and lower cost. Through our solutions, we enable seamless access to data and control of 'things' in the connected world. Our product portfolio includes analog, digital and non-volatile memory technologies delivered in the form of standard products, application-specific integrated circuits and intellectual property cores.

Dialog Semiconductor plc

        Dialog is a leading provider of integrated circuits that powers the Internet of Things and Industry 4.0 applications. Dialog solutions are integral to some of today's leading smartphones and the enabling element for increasing performance and productivity on the go. From making smartphones more power efficient and shortening charging times, enabling home appliances to be controlled from anywhere, to connecting the next generation of wearable devices, Dialog's decades of experience and world-class innovation help manufacturers get to what's next.

Azara Acquisition Corp.

        Merger Sub, a Delaware corporation and a wholly owned direct or indirect subsidiary of Dialog, was formed on February 13, 2020 solely for the purpose of engaging in the transactions contemplated by the Merger Agreement (the "Transactions"). Merger Sub has not engaged in any business activities other than in connection with the Transactions. Upon completion of the Merger, Merger Sub will merge with and into Adesto, and Merger Sub will cease to exist.

The Virtual Special Meeting

Date, Time and Place

        A virtual special meeting of our stockholders will be held exclusively online via live webcast on May 5, 2020, at 10:00 a.m., Pacific Time. The virtual special meeting can be accessed by visiting www.virtualshareholdermeeting.com/IOTS2020, where you will be able to listen to the meeting live, submit questions and vote online. Please note that you will not be able to attend the virtual special meeting in person.

Record Date; Shares Entitled to Vote

        You are entitled to vote at the virtual special meeting if you owned shares of our common stock, par value $0.0001 per share (the "Adesto Common Stock"), at the close of business on March 25, 2020, the record date of the virtual special meeting (the "record date"). Each share of Adesto Common Stock outstanding as of the record date is entitled to one vote with respect to each proposal to be presented at the virtual special meeting.

Purpose

        At the virtual special meeting, we will ask stockholders to vote on proposals to (1) adopt the Merger Agreement and (2) to approve the adjournment of the virtual special meeting to a later date or dates, to (i) solicit additional proxies if (a) we determine that there are insufficient shares of Adesto Common Stock represented (either in person or by proxy) to constitute a quorum necessary to conduct the business to be conducted at the virtual special meeting, to the extent necessary to obtain such a quorum, or (b) we have not received proxies sufficient to approve the adoption of the Merger Agreement at the virtual special meeting, in each case, at the time of the then-scheduled virtual special meeting, (ii) give holders of Adesto Common Stock additional time to evaluate any supplement or amendment to this proxy statement or (iii) otherwise comply with applicable law (the "adjournment proposal").

Quorum

        As of the record date, there were 30,816,165 shares of Adesto Common Stock entitled to vote at the virtual special meeting. The holders of a majority of the shares of Adesto Common Stock issued and outstanding and entitled to vote at the virtual special meeting, present or represented by proxy at the virtual special meeting, will constitute a quorum at the virtual special meeting.

        If a quorum is not present or represented by proxy at the virtual special meeting, the chairperson of the meeting may adjourn the meeting or the holders of a majority of the shares of Adesto Common Stock entitled to vote who are present or represented by proxy at the virtual special meeting may adjourn the meeting. If there is not a quorum of stockholders at the virtual special meeting and any proposal to adjourn the meeting submitted to the holders who are present or represented by proxy at the virtual special meeting is not approved, our Board may set a new date for a virtual special meeting to consider the proposal to adopt the Merger Agreement and the adjournment proposal, in accordance with the Merger Agreement.

Required Vote

        The votes required to approve each proposal are as follows:

  1.
  The Merger Agreement must be adopted by the affirmative vote of the holders of a majority of the shares of Adesto Common Stock outstanding on the record date.

  2.
  The adjournment proposal must be approved by the affirmative vote of the holders of a majority of the outstanding shares of Adesto Common Stock entitled to vote on such matter that are present or represented by proxy at the virtual special meeting and are voted "FOR" or "AGAINST" the proposal.

Stock Ownership and Voting of Our Directors and Executive Officers

        At the close of business on the record date, our directors and executive officers and their respective affiliates beneficially owned and were entitled to vote 947,090 shares of Adesto Common Stock at the virtual special meeting, or approximately 3.1% of the voting power of the shares of Adesto Common Stock outstanding on such date. Concurrently with the execution and delivery of the Merger Agreement, members of our board of directors (our "Board") and certain of our executive officers (together, the "Supporting Stockholders") entered into Voting and Support Agreements (each, a "Support Agreement") with Dialog with respect to all shares of Adesto Common Stock beneficially owned by them, and any additional shares of Adesto Common Stock and any other equity securities of Adesto of which they acquire record and/or beneficial ownership after the date of the Support Agreements. As of March 25, 2020, those Supporting Stockholders beneficially owned approximately 947,090 shares of Adesto Common Stock (excluding shares of Adesto Common Stock issuable pursuant to the exercise or vesting of equity awards), which represented approximately 3.1% of the total issued and outstanding shares of Adesto Common Stock. Under the terms of the Support Agreements, each Supporting Stockholder is obligated to vote all of his/her shares of Adesto Common Stock (1) "FOR" the proposal to adopt the Merger Agreement and (2) "FOR" the adjournment proposal. In addition, we have been informed that, although he is not obligated to do so, our other executive officer not a party to a Support Agreement intends to vote all of his shares of Adesto Common Stock in the same way ((1) "FOR" the proposal to adopt the Merger Agreement and (2) "FOR" the adjournment proposal).

Voting and Proxies

        Any stockholder of record entitled to vote may submit a proxy via the Internet or by telephone, as specified in the Internet and telephone voting instructions on your proxy card, return the proxy card using the postage prepaid envelope provided, or vote at the virtual special meeting via the virtual meeting website. Any stockholder can attend the virtual special meeting by visiting www.virtualshareholdermeeting.com/IOTS2020, where stockholders may vote and submit questions during the meeting. The virtual special meeting starts at 10:00 a.m., Pacific Time. Please have your 16-digit control number to join the virtual special meeting. Instructions on who can attend and participate via Internet, including how to demonstrate proof of stock ownership, are posted at www.proxyvote.com. If you are a beneficial owner and hold your shares of Adesto Common Stock in "street name" through a brokerage firm, bank, trust or other nominee, you should instruct your brokerage firm, bank, trust or other nominee on how you wish to vote your shares of Adesto Common Stock using the instructions provided by your brokerage firm, bank, trust or other nominee. Under applicable stock exchange rules, brokerage firms, banks, trusts or other nominees have the discretion to vote on routine matters. The proposals to be considered at the virtual special meeting are non-routine matters, and brokerage firms, banks, trusts and other nominees cannot vote on these proposals without your instructions. Therefore, it is important that you cast your vote or instruct your brokerage firm, bank, trust or nominee on how you wish to vote your shares.

        If you are a stockholder of record, you may change your vote or revoke your proxy at any time before it is voted at the virtual special meeting by (1) signing another proxy card with a later date and returning it prior to the virtual special meeting; (2) submitting a new proxy electronically over the Internet or by telephone after the date of the earlier submitted proxy; (3) delivering a written notice of revocation to our Corporate Secretary; or (4) attending the virtual special meeting and voting at the meeting (your attendance at the virtual special meeting will not, by itself, revoke your proxy, so you must vote at the virtual special meeting to revoke your proxy).

        If you hold your shares of Adesto Common Stock in "street name," you should contact your brokerage firm, bank, trust or other nominee for instructions regarding how to change your vote. You may also vote at the virtual special meeting if you obtain a proxy from your brokerage firm, bank, trust or other nominee.

The Merger

        Upon the terms and subject to the conditions of the Merger Agreement, and in accordance with the Delaware General Corporation Law (the "DGCL"), if the Merger is completed, Merger Sub will merge with and into Adesto, and Adesto will continue as the surviving corporation and wholly owned direct or indirect subsidiary of Dialog (the "Surviving Corporation"). As a result of the Merger, we will cease to be a publicly traded company, all shares of Adesto Common Stock outstanding immediately prior to the effective time of the Merger (the "Effective Time") will be canceled and converted into the right to receive $12.55 in cash, without interest (the "Merger Consideration") (except for any (i) shares held, directly or indirectly, by any wholly owned subsidiary of Adesto, (ii) shares held by Adesto (or held in Adesto's treasury) or held, directly or indirectly, by Dialog, Merger Sub or any other wholly owned subsidiary of Dialog and (iii) shares owned by stockholders who are entitled to and who properly exercise appraisal rights under the DGCL (collectively, the "Excluded Shares")), and you will no longer own any shares of the capital stock of the Surviving Corporation, as described below under the section captioned "The Merger Agreement".

        After the Merger is completed, you will have the right to receive the Merger Consideration, but you will no longer have any rights as a stockholder of Adesto (except that stockholders who properly exercise their appraisal rights may have the right to receive a payment for the "fair value" of their shares as determined pursuant to an appraisal proceeding as contemplated by the DGCL, as described below under the section captioned "Proposal 1: Adoption of the Merger Agreement—Appraisal Rights").

Treatment of Adesto Equity Awards

        At the Effective Time, the treatment of the stock options to purchase shares of Adesto Common Stock (each, an "Adesto Option"), restricted stock units with respect to shares of Adesto Common Stock (each, an "Adesto RSU") and performance stock units with respect to shares of Adesto Common Stock (each, an "Adesto PSU") that are outstanding immediately prior to the Effective Time will be treated as follows:

Adesto Options

  •
  each outstanding, vested Adesto Option will be canceled and converted into the right to receive an amount in cash, without interest, equal to the product of (A) the excess of (x) the Merger Consideration over (y) the exercise price per share of Adesto Common Stock subject to such Adesto Option (such excess, the "Spread"), multiplied by (B) the total number of shares issuable upon the exercise in full of such vested Adesto Option (the "Option Consideration");

  •
  each outstanding Adesto Option (whether vested or unvested) held by a non-employee director of our Board will be canceled and converted into the right to receive the Option Consideration; and

  •
  each outstanding, unvested Adesto Option (other than those held by non-employee directors of our Board) will be canceled and replaced with a restricted stock unit issued by Dialog (a "Dialog RSU") with respect to that number of ordinary shares, 10 pence each, of Dialog (each, a "Dialog Ordinary Share," and collectively the "Dialog Ordinary Shares") determined by multiplying the number of shares of Adesto Common Stock subject to such unvested Adesto Option immediately before the Effective Time by the Option Exchange Ratio set forth below; provided, however, that Dialog may instead provide that an unvested Adesto Option will be cancelled in exchange for a right to payment in cash of an amount equal to the aggregate Spread for each share of Adesto Common Stock underlying such cancelled unvested Adesto Option. The Dialog RSU or payment of the Option Consideration will be subject to vesting in accordance with the vesting schedule applicable to such unvested Adesto Option immediately prior to the Effective Time, subject to such holder remaining employed by or otherwise in service to Dialog on each applicable vesting date.

        The "Option Exchange Ratio" for each unvested Adesto Option will equal (A) the Spread divided by (B) the average closing sale price for Dialog Ordinary Shares on the Frankfurt Stock Exchange (Xetra) for the six consecutive trading days ending with the complete trading day ending two trading days prior to the date on which the Effective Time occurs (the "Closing Date of the Merger"), expressed in dollars using the average closing mid-point rate for exchanges between euros and dollars quoted by the Wall Street Journal (U.S. Edition) for the trading day that is two trading days prior to the Closing Date of the Merger, rounded to four decimal places (with amounts 0.00005 and above rounded up).

        Any Adesto Option (whether vested or unvested) outstanding immediately prior to the Effective Time with a per share exercise price that equals or exceeds the Merger Consideration will be canceled for no consideration at the Effective Time.

Adesto RSUs

  •
  each outstanding Adesto RSU (whether vested or unvested) held by a non-employee director of our Board will be canceled and converted into a right to receive an amount in cash, without interest, equal to the product of (A) the Merger Consideration multiplied by (B) the total number of shares of Adesto Common Stock subject to such Adesto RSU (the "RSU Consideration");

  •
  each outstanding, vested Adesto RSU (other than those held by non-employee directors of our Board) will be canceled and converted into the right to receive an amount in cash, without interest, equal to the RSU Consideration;

  •
  each outstanding, unvested Adesto RSU (other than those held by non-employee directors of our Board) will be canceled and replaced with a Dialog RSU with respect to that number of Dialog Ordinary Shares determined by multiplying the number of shares of Adesto Common Stock subject to such unvested Adesto RSU immediately before the Effective Time by the RSU Exchange Ratio set forth below; provided, however, that Dialog may instead provide that such unvested Adesto RSU will be cancelled in exchange for a right to payment of the RSU Consideration. The Dialog RSU or payment of the RSU Consideration will be subject to vesting in accordance with the vesting schedule applicable to such unvested Adesto RSU immediately prior to the Effective Time, subject to such holder remaining employed by or otherwise in service to Dialog on each applicable vesting date.

        The "RSU Exchange Ratio" for each unvested Adesto RSU and unvested Adesto PSU set forth below will equal (A) the Merger Consideration divided by (B) the average closing sale price for Dialog Ordinary Shares on the Frankfurt Stock Exchange (Xetra) for the six consecutive trading days ending with the complete trading day ending two trading days prior to the Closing Date of the Merger, expressed in dollars using the average closing mid-point rate for exchanges between euros and dollars quoted by the Wall Street Journal (U.S. Edition) for the trading day that is two trading days prior to the Closing Date of the Merger, rounded to four decimal places (with amounts 0.00005 and above rounded up).

Adesto PSUs

  •
  each outstanding, vested Adesto PSU for which both performance and the service-based vesting requirements have been satisfied at or prior to the Effective Time will be canceled and converted into the right to receive an amount in cash, without interest, equal to the product of (A) the Merger Consideration multiplied by (B) the total number of shares of Adesto Common Stock subject to the Adesto PSU (the "PSU Consideration"); and

  •
  each outstanding, unvested Adesto PSU will be canceled and replaced with a Dialog RSU with respect to that number of Dialog Ordinary Shares determined by multiplying the number of shares of Adesto Common Stock subject to such unvested Adesto PSU based on the deemed achievement of all relevant performance goals at target level immediately before the Effective Time by the RSU Exchange Ratio; provided, however, that Dialog may instead provide that an unvested Adesto PSU will be cancelled in exchange for the right to payment of the PSU Consideration based on the deemed achievement of all relevant performance goals at target level. The Dialog RSU or payment of the PSU Consideration will be subject to vesting in accordance with the vesting schedule applicable to such unvested Adesto PSU immediately prior to the Effective Time, subject to such holder remaining employed by or otherwise in service to Dialog on each applicable vesting date.

        Any consideration payable in respect of the unvested Adesto PSUs will not be subject to any performance-based vesting requirements and will be subject solely to the service-based vesting requirements applicable to the applicable unvested Adesto PSU as of immediately prior to the Effective Time.

Payments with Respect to Equity Awards

        The amounts described above with respect to (i) each vested Adesto Option, vested Adesto RSU and vested Adesto PSU (such vested equity awards, the "Vested Awards") and (ii) each Adesto Option, whether vested or unvested, and each Adesto RSU, whether vested or unvested, held by a non-employee director of our Board (such equity awards, the "Non-Employee Director Awards") will be paid promptly following the Effective Time, and in no event later than the second regular payroll date following the Effective Time, without interest and subject to applicable Tax withholding.

        To the extent that Dialog provides, in its sole discretion, that any unvested Adesto Option, unvested Adesto RSU and/or unvested Adesto PSU will be cancelled in exchange for a payment equal to the Option Consideration, the RSU Consideration or the PSU Consideration, respectively, such payments shall be made no later than the last day of the same calendar quarter during which a tranche of the unvested Adesto Option, unvested Adesto RSU or unvested Adesto PSU, respectively, would have vested in accordance with its vesting schedule, and payments due with respect to different vesting dates within the same calendar quarter may be aggregated for administrative convenience.

Treatment of Adesto Warrants

        Prior to the Effective Time, we will, in consultation with Dialog, use our reasonable best efforts to cause each outstanding warrant to purchase shares of Adesto Common Stock (each an "Adesto Warrant") that has not been exercised to be amended to provide that, immediately prior to the Effective Time, such Adesto Warrant shall automatically be deemed exercised pursuant to its terms, and that such Adesto Warrant shall, as of the Effective Time, be canceled, terminated and extinguished and the holder thereof shall have no further rights with respect thereto.

Treatment of the Employee Stock Purchase Plan

        Our 2015 Employee Stock Purchase Plan (the "ESPP") will terminate as of immediately prior to the Effective Time. After February 20, 2020, no new offering period under the ESPP will commence and no new participants are eligible to enroll in our ESPP. Current participants in the ESPP will not be able to alter their payroll deductions from those in effect on February 20, 2020 (other than to reduce or discontinue their participation in the ESPP in accordance with the terms and conditions of the ESPP). The offering period in effect on February 20, 2020 will be the final offering period under the ESPP and will terminate no later than three business days prior to the Effective Time (the "Final Exercise Date"), and on the Final Exercise Date, the amount of the accumulated contributions of each participant under the ESPP as of such date will be used to purchase shares of Adesto Common Stock in accordance with the terms and conditions of the ESPP. Any accumulated contributions remaining under the ESPP as of immediately prior to the Effective Time will be refunded in cash to such participant as promptly as practicable following the Effective Time (without interest).

No Solicitation of Competing Transactions by Adesto

        Under the Merger Agreement, Adesto has agreed that, other than as expressly allowed by the Merger Agreement, it will not, directly or indirectly, and will ensure that each of its subsidiaries and their respective directors, executive officers and financial advisors does not, and will use its commercially reasonable efforts to cause its and their other representatives not to, directly or indirectly: (1) solicit, initiate, knowingly encourage, or knowingly facilitate the making, submission or announcement of any Acquisition Proposal (as defined under the section captioned "The Merger Agreement—No Solicitation; Acquisition Proposals") or Acquisition Inquiry (as defined under the section captioned "The Merger Agreement—No Solicitation; Acquisition Proposals"), or take any action that could reasonably be expected to lead to an Acquisition Proposal or Acquisition Inquiry; (2) furnish or otherwise provide access to any information regarding Adesto or any of its subsidiaries to any person or entity in connection with an Acquisition Proposal or Acquisition Inquiry; (3) engage in negotiations or discussions with any person or entity with respect to any Acquisition Proposal or Acquisition Inquiry (other than, solely with respect to a written Acquisition Inquiry received after the date of the Merger Agreement that did not result from or arise in connection with a breach of the Merger Agreement, to refer the inquiring person to the provisions of the Merger Agreement and to limit its conversation or other communications exclusively to such referral); (4) approve, endorse or recommend any Acquisition Proposal; or (5) enter into any letter of intent, memorandum of understanding, agreement in principle or similar document or any contract constituting or relating directly or indirectly to, or that contemplates or is intended or could reasonably be expected to result directly or indirectly in, an Acquisition Transaction (as defined under the section captioned "The Merger Agreement—No Solicitation; Acquisition Proposals").

Interests of our Directors and Executive Officers in the Merger

        When considering the recommendation of our Board that you vote to approve the proposal to adopt the Merger Agreement, you should be aware that our directors and executive officers may have interests in the Merger that are different from, or in addition to, the interests of our stockholders generally. In (1) evaluating and negotiating the Merger Agreement, (2) approving the Merger Agreement and the Merger, and (3) recommending that the Merger Agreement be adopted by our stockholders, our Board was aware of and considered the following interests, among other matters:

  •
  our executive officers are party to change in control and severance agreements and, in certain cases, restricted stock unit agreements and stock option agreements with Adesto, which provide for accelerated vesting of equity awards and other severance payments and benefits in the event of certain qualifying terminations of employment following the Merger;

  •
  in connection with the Merger, all outstanding and unvested equity awards held by the non-employee directors of the Board will be cancelled and exchanged for the Merger Consideration (with respect to Adesto Options, less the exercise price per share of Adesto Common Stock underlying such option);

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  the anticipated continued employment of certain of our executive officers by Dialog or the Surviving Corporation following the Effective Time; and

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  our directors and executive officers (in their capacities as such) are entitled to continued indemnification and insurance coverage pursuant to Adesto's certificate of incorporation or bylaws and their existing indemnification agreements with Adesto and the Merger Agreement for acts and omissions occurring prior to the Effective Time.

        If the proposal to adopt the Merger Agreement is approved, the shares of Adesto Common Stock held by our directors and executive officers will be treated in the same manner as outstanding shares of Adesto Common Stock held by all other stockholders. For more information, see the section captioned "Proposal 1: Adoption of the Merger Agreement—Interests of our Directors and Executive Officers in the Merger."

        Concurrently with the execution and delivery of the Merger Agreement, the Supporting Stockholders entered into Support Agreements with Dialog with respect to all shares of Adesto Common Stock beneficially owned by them, and any additional shares of Adesto Common Stock and any other equity securities of Adesto of which they acquire record and/or beneficial ownership after the date of the Support Agreements. As of March 25, 2020, those Supporting Stockholders beneficially owned approximately 947,090 shares of Adesto Common Stock (excluding shares of Adesto Common Stock issuable pursuant to the exercise or vesting of equity awards), which represented approximately 3.1% of the total issued and outstanding shares of Adesto Common Stock. Under the terms of each Support Agreement, each Supporting Stockholder is obligated to vote all of his/her shares of Adesto Common Stock (1) "FOR" the proposal to adopt the Merger Agreement and (2) "FOR" the adjournment proposal. In addition, we have been informed that, although he is not obligated to do so, our other executive officer not a party to the Support Agreement intends to vote all of his shares of Adesto Common Stock in the same way ((1) "FOR" the proposal to adopt the Merger Agreement and (2) "FOR" the adjournment proposal).

Financing of the Merger

        Dialog's and Merger Sub's obligations under the Merger Agreement are not conditioned on the receipt or availability of any funds, or subject to any financing condition. Dialog intends to finance the transaction using its cash on hand and has represented to us in the Merger Agreement that it has sufficient cash to pay the aggregate Merger Consideration.

Conditions to the Closing of the Merger

        The completion of the Merger is subject to the satisfaction or waiver of a number of customary closing conditions, including, among others, (1) adoption of the Merger Agreement by the holders of a majority of the shares of Adesto Common Stock outstanding on the record date, (2) the absence of any Material Adverse Effect (as defined under the section captioned "The Merger Agreement—Representations and Warranties") occurring after the date of the Merger Agreement that is continuing, (3) the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), without the imposition of a Burdensome Condition (as defined under the section captioned "The Merger Agreement—Efforts to Close the Merger"), (4) the absence of any order or other legal restraint or injunction preventing the consummation of the Merger and the absence of any law making the consummation of the Merger illegal, in any case, by any court or governmental entity having jurisdiction over the parties to the

Merger Agreement, (5) the absence of certain legal proceedings brought by certain governmental entities relating to the Merger, (6) the obtaining of CFIUS Approval (as defined under the section captioned "Proposal 1: Adoption of the Merger Agreement—Regulatory Approvals Required for the Merger"), (7) subject to specified materiality qualifications, the continued accuracy of Adesto's representations and warranties, and (8) the performance of Adesto's obligations and covenants under the Merger Agreement (to be performed at or prior to the completion of the Merger) in all material respects.

        For more information on conditions to the parties' obligations to consummate the Merger, see the section captioned "The Merger Agreement—Conditions to the Closing of the Merger".

Regulatory Approvals Required for the Merger

        Under the Merger Agreement, the Merger cannot be completed until (1) the waiting period applicable to the completion of the Merger under the HSR Act has expired or been terminated without the imposition of a Burdensome Condition; and (2) CFIUS Approval has been obtained and is in full force and effect. For more information on regulatory approvals required for the Merger, see the section captioned "Proposal 1: Adoption of the Merger Agreement—Regulatory Approvals Required for the Merger".

Recommendation of our Board

        Our Board, after considering various factors described under the section captioned "Proposal 1: Adoption of the Merger Agreement—Recommendation of our Board and Reasons for the Merger" has unanimously (1) determined that the Merger Agreement and the Merger are advisable and fair to and in the best interests of Adesto and our stockholders and (2) approved the Merger Agreement and the Merger. Our Board unanimously recommends that you vote (1) "FOR" the proposal to adopt the Merger Agreement and (2) "FOR" the adjournment proposal.

Opinion of Adesto's Financial Advisor

        Adesto retained Cowen and Company, LLC ("Cowen") to act as its exclusive financial advisor in connection with certain potential transactions, including a possible sale of or other business combination involving Adesto, and to render an opinion to the Board as to the fairness, from a financial point of view, of the consideration of $12.55 in cash per share of Adesto Common Stock to be received by Adesto stockholders, other than Dialog and its affiliates, in the Merger. On February 19, 2020, Cowen delivered its opinion to the Board to the effect that, as of that date and subject to the various assumptions and limitations set forth therein, the consideration of $12.55 in cash per share of Adesto Common Stock to be received by Adesto stockholders in the Merger was fair, from a financial point of view, to such stockholders, other than Dialog and its affiliates.

        For a description of the opinion that the Board received from Cowen, see the section captioned "Proposal 1: Adoption of the Merger Agreement—Opinion of Adesto's Financial Advisor."

Support Agreements

        Concurrently with the execution and delivery of the Merger Agreement, the Supporting Stockholders entered into Support Agreements with Dialog pursuant to which such Supporting Stockholders agreed, among other things and subject to certain limitations, to vote the shares of Adesto Common Stock beneficially owned by such Supporting Stockholders and any additional shares of Adesto Common Stock and any other equity securities of Adesto of which such Supporting Stockholders acquire record and/or beneficial ownership after the date of the Support Agreements in favor of the proposal to adopt the Merger Agreement. As of March 25, 2020, the Supporting Stockholders beneficially owned approximately 947,090 shares of Adesto Common Stock (excluding shares of Adesto Common Stock issuable pursuant to the exercise or vesting of equity awards), which represented approximately 3.1% of the total issued and outstanding shares of Adesto Common Stock.

Appraisal Rights

        If the Merger is completed, stockholders who properly demand appraisal of their shares are entitled to appraisal rights in connection with the Merger under Section 262 of the DGCL. This means that such stockholders would be entitled to have their shares appraised by the Delaware Court of Chancery and to receive payment in cash of the "fair value" of their shares of Adesto Common Stock, exclusive of any element of value arising from the accomplishment or expectation of the Merger, together with interest, if any, to be paid on the amount determined to be the fair value. Due to the complexity of the appraisal process, stockholders who wish to seek appraisal of their shares are encouraged to seek the advice of legal counsel with respect to the exercise of appraisal rights.

        Stockholders considering seeking appraisal should be aware that the fair value of their shares as determined by the Delaware Court of Chancery pursuant to Section 262 of the DGCL could be more than, the same as or less than the Merger Consideration.

        To exercise your appraisal rights, you must (1) deliver a proper written demand for appraisal to us before the vote is taken on the proposal to adopt the Merger Agreement; (2) not vote or submit a proxy in favor of the proposal to adopt the Merger Agreement; (3) continue to hold your shares of Adesto Common Stock through the Effective Time, (4) take certain actions and meet certain conditions under the DGCL and (5) not thereafter withdraw your demand for appraisal of your shares of Adesto Common Stock or otherwise lose your appraisal rights, in each case in accordance with the DGCL. As such, merely voting against, abstaining from voting or failing to vote on the proposal to adopt the Merger Agreement will not preserve your right to appraisal under the DGCL. Further, because a properly submitted proxy which does not include instructions on how to vote will be voted "FOR" the proposal to adopt the Merger Agreement, the submission of a proxy not marked "AGAINST" or "ABSTAIN" will result in a waiver of appraisal rights. Additionally, certain other conditions, as set forth in Section 262 of the DGCL and as briefly described herein, must be met. Your failure to follow exactly the procedures specified under the DGCL may result in the loss of your appraisal rights. The DGCL requirements for exercising appraisal rights are described in further detail in this proxy statement, and the relevant section of the DGCL regarding appraisal rights is reproduced in its entirety as Annex C to this proxy statement. Only a holder of record of shares of Adesto Common Stock is entitled to demand appraisal rights for the shares registered in that holder's name. If you hold your shares of Adesto Common Stock through a brokerage firm, bank, trust or other nominee and you wish to exercise appraisal rights, you should consult with your brokerage firm, bank, trust or other nominee to determine the appropriate procedures for the making of a demand for appraisal on your behalf by your brokerage firm, bank, trust or other nominee.

        For more information on appraisal rights, see the section captioned "Proposal 1: Adoption of the Merger Agreement—Appraisal Rights".

Litigation Relating to the Merger

        On March 20, 2020, putative stockholder Jordan Rosenblatt filed a class action lawsuit against us and the individual members of our Board in the United States District Court, District of Delaware (Rosenblatt v. Adesto Technologies Corporation, et al., Case No. 1:20-cv-00401 (the "Rosenblatt Action")). On March 25, 2020, putative stockholder William Candelaria filed a lawsuit against us and the individual members of our Board in the United States District Court, Southern District of New York (Candelaria v. Adesto Technologies Corporation, et al., Case No. 1:20-cv-02564 (the "Candelaria Action")). The Rosenblatt Action and the Candelaria Action are referred to collectively as the "Litigations." The Litigations allege that defendants violated Section 14(a) and 20(a) of the Exchange

Act by omitting certain material information with respect to the Merger, which allegedly renders the proxy statement false and misleading. The Candelaria Action also alleges a claim against the members of our Board for breach of fiduciary duty.

        The Litigations seek, among other things, to enjoin defendants from consummating the Merger, supplemental disclosures in the proxy statement, money damages and an award of attorneys' fees. We believe the Litigations are without merit and intend to vigorously defend against these actions. We may become subject to similar actions relating to the Merger in these or other jurisdictions.

        For more information, see the section captioned "Proposal 1: Adoption of the Merger Agreement—Litigation Relating to the Merger."

Material U.S. Federal Income Tax Consequences of the Merger

        For U.S. federal income tax purposes, the receipt of cash by a U.S. Holder (as defined under the section captioned "Proposal 1: Adoption of the Merger Agreement—Material U.S. Federal Income Tax Consequences of the Merger") in exchange for such U.S. Holder's shares of Adesto Common Stock in the Merger generally will result in the recognition of gain or loss in an amount measured by the difference, if any, between the amount of cash that such U.S. Holder receives in the Merger and such U.S. Holder's adjusted tax basis in the shares of Adesto Common Stock surrendered in the Merger.

        A Non-U.S. Holder (as defined under the section captioned "Proposal 1: Adoption of the Merger Agreement—Material U.S. Federal Income Tax Consequences of the Merger") generally will not be subject to U.S. federal income tax with respect to the exchange of Adesto Common Stock for cash in the Merger unless such Non-U.S. Holder has certain connections to the United States.

        For more information, see the section captioned "Proposal 1: Adoption of the Merger Agreement—Material U.S. Federal Income Tax Consequences of the Merger". Stockholders should consult their own tax advisors concerning the U.S. federal income tax consequences relating to the Merger in light of their particular circumstances and any consequences arising under the laws of any state, local or non-U.S. taxing jurisdiction.

Termination of the Merger Agreement and Termination Fees

        The Merger Agreement provides that, in certain circumstances, we have the right to terminate the Merger Agreement in order to accept a Superior Offer (as defined under the section captioned "The Merger Agreement—No Solicitation; Acquisition Proposals") and enter into a definitive agreement providing for consummation of the transaction contemplated by such Superior Offer, as further described in the section of this Proxy Statement titled "The Merger Agreement—Stockholders' Meeting; No Change in Board Recommendation". In that event, the Merger Agreement provides that Adesto pay Dialog a termination fee of $15.76 million. See the section captioned "The Merger Agreement—Transaction Expenses and Termination Fees". In addition, the Merger Agreement provides that Dialog will be required to pay Adesto a termination fee of $15.76 million if, under certain specified circumstances, CFIUS Approval has not been obtained and the Merger Agreement is terminated. See the section captioned "The Merger Agreement—Transaction Expenses and Termination Fees".

Market Prices and Dividend Data

        Adesto Common Stock is listed on The Nasdaq Stock Market ("Nasdaq") under the symbol "IOTS." On February 19, 2020, the last full trading day before the public announcement of the Merger, the closing price for Adesto Common Stock was $7.99 per share, and on March 26, 2020, the latest practicable trading day before the filing of this proxy statement, the closing price for Adesto Common Stock was $11.29 per share.

        We have never paid cash dividends on the Adesto Common Stock.

Effect on Adesto if the Merger is Not Completed

        If the Merger Agreement is not adopted by the requisite vote of the Adesto stockholders or if the Merger is not completed for any other reason, stockholders will not receive any payment for their shares of Adesto Common Stock. Instead, we will remain a stand-alone public company, Adesto Common Stock will continue to be listed and traded on Nasdaq and registered under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and we will continue to file periodic reports with the SEC. Under specified circumstances, upon the termination of the Merger Agreement, we may be required to pay Dialog a termination fee. For more details, see the section captioned "The Merger Agreement—Transaction Expenses and Termination Fees". Upon termination of the Merger Agreement under certain other specified circumstances, Dialog may be required to pay us a termination fee, as described below under the section captioned "The Merger Agreement—Transaction Expenses and Termination Fees."

        In addition, if the Merger is not completed, we expect that management will operate the business in a manner similar to that in which it is being operated today and that stockholders will continue to be subject to the same risks and opportunities to which they are currently subject, including risks related to the highly competitive industry in which we operate and risks related to adverse economic conditions.

QUESTIONS AND ANSWERS ABOUT THE VIRTUAL SPECIAL MEETING AND THE MERGER

        The following Questions and Answers About the Virtual Special Meeting and the Merger (this "Q&A") is intended to address some commonly asked questions about the virtual special meeting of our stockholders and the Merger. This Q&A may not address all questions that may be important to you as an Adesto stockholder. We urge you to read carefully the more detailed information contained elsewhere in this proxy statement, the annexes to this proxy statement and the documents we refer to in this proxy statement.

General

Q:    Why am I receiving this proxy statement?

A:
You are receiving this proxy statement because you were an Adesto stockholder as of March 25, 2020, the record date for the virtual special meeting. To complete the Merger, our stockholders holding a majority of the shares of Adesto Common Stock outstanding on the record date must affirmatively vote to adopt the Merger Agreement. A copy of the Merger Agreement is attached as Annex A to this proxy statement.

  You are being solicited to vote in favor of the proposals (1) to adopt the Merger Agreement and (2) to approve the adjournment proposal.

Q:    What will happen to my Adesto Common Stock as a result of the Merger?

A:
If the Merger is completed, each share of Adesto Common Stock that you hold immediately prior to the Effective Time will be converted into the right to receive the Merger Consideration. This does not apply to shares of Adesto Common Stock held by any of our stockholders who have properly demanded their appraisal rights under the DGCL. See the section captioned "Proposal 1: Adoption of the Merger Agreement—Appraisal Rights."

Q:    What will happen to Adesto generally as a result of the Merger?

A:
If the Merger is completed, we will cease to be a public company and will become a wholly owned direct or indirect subsidiary of Dialog. As a result, you will no longer have any ownership interest in Adesto. Upon completion of the Merger, Adesto Common Stock will no longer be listed on any stock exchange or quotation system, including Nasdaq. In addition, following the completion of the Merger, the registration of Adesto Common Stock and our reporting obligations under the Exchange Act will be terminated.

Q:    What are the U.S. federal income tax consequences of the Merger to me?

A:
The receipt of cash in exchange for shares of Adesto Common Stock pursuant to the Merger generally will be a taxable transaction for U.S. federal income tax purposes. Generally, you will recognize gain or loss equal to the difference between the amount of cash you receive and the adjusted tax basis of your shares of Adesto Common Stock. If you are a U.S. holder, you generally will be subject to U.S. federal income tax on any gain recognized in connection with the Merger. If you are a non-U.S. holder, you generally will not be subject to U.S. federal income tax on any gain recognized in connection with the Merger unless you have certain connections to the United States. The tax consequences of the Merger to you will depend on your particular circumstances, and you should consult your own tax advisors to determine how the Merger will affect you.

  For a more detailed summary of the U.S. federal income tax consequences of the Merger, see the section captioned "Proposal 1: Adoption of the Merger Agreement—Material U.S. Federal Income Tax Consequences of the Merger."

Q:    Am I entitled to appraisal rights in connection with the Merger?

A:
Statutory appraisal rights under the DGCL in connection with the Merger will be available to stockholders who (1) deliver a proper written demand for an appraisal of their shares of Adesto Common Stock prior to the stockholder vote on the adoption of the Merger Agreement, (2) do not vote or submit a proxy in favor of the adoption of the Merger Agreement, (3) continue to hold their shares of Adesto Common Stock through the Effective Time, (4) take certain actions and meet certain conditions under the DGCL and (5) do not thereafter withdraw their demand for appraisal of their shares of Adesto Common Stock or otherwise lose their appraisal rights, in each case in accordance with the DGCL. For a more detailed discussion of your appraisal rights, see the section captioned "Proposal 1: Adoption of the Merger Agreement—Appraisal Rights."

  A copy of the full text of Section 262 of the DGCL is included as Annex C to this proxy statement. Failure to precisely follow any of the statutory procedures set forth in Section 262 of the DGCL will result in the loss of appraisal rights.

Q:    When do you expect the Merger to be completed?

A:
We are working toward completing the Merger as quickly as possible and expect the Merger to be completed in the third quarter of 2020. However, the Merger continues to be subject to various closing conditions, including our stockholders' approval of the proposal to adopt the Merger Agreement, the receipt of CFIUS Approval and the waiting period applicable to the completion of the Merger under the HSR Act having expired or been terminated without the imposition of a Burdensome Condition. Therefore, we cannot assure you that all conditions to the Merger will be satisfied or, if satisfied, the date by which they will be satisfied.

Q:    When will I receive the Merger Consideration for my shares of Adesto Common Stock?

A:
After the Merger is completed, you will receive written instructions, including a letter of transmittal, that explain how to exchange your shares of Adesto Common Stock for the Merger Consideration. You should not send your stock certificates, if any, with your proxy card. A letter of transmittal with instructions for the surrender of your stock certificates, if any, and book-entry entitlements will be mailed to you as soon as practicable after completion of the Merger. When you properly return and complete the required documentation described in the written instructions, you will receive from the paying agent a payment of the Merger Consideration for each share of Adesto Common Stock that you held.

The Virtual Special Meeting

Q:    When and where will the virtual special meeting of our stockholders be held?

A:
The virtual special meeting of our stockholders will be held exclusively online via live webcast on May 5, 2020, at 10:00 a.m., Pacific Time. There will not be a physical meeting location. The virtual special meeting can be accessed by visiting www.virtualshareholdermeeting.com/IOTS2020, where you will be able to listen to the meeting live, submit questions and vote online. We encourage you to allow ample time for online check-in, which will open at 9:45 a.m., Pacific Time. Please note that you will not be able to attend the virtual special meeting in person.

Q:    What are the proposals that will be voted on at the virtual special meeting?

A:
You will be asked to consider and vote in favor of the proposals (1) to adopt the Merger Agreement and (2) to approve the adjournment proposal.

Q:    How does our Board recommend that I vote on the proposals?

A:
Our Board unanimously approved the Merger Agreement and the Merger, and determined that the Merger Agreement and the Merger are advisable, fair to and in the best interests of Adesto and our stockholders and unanimously recommends that you vote:

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"FOR" the proposal to adopt the Merger Agreement; and

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"FOR" the adjournment proposal.

Q:    What do I need in order to be able to attend the virtual special meeting online?

A:
The virtual special meeting will be held via live webcast only. Any stockholder can attend the virtual special meeting live online at www.virtualshareholdermeeting.com/IOTS2020. The webcast will start at 10:00 a.m., Pacific Time on May 5, 2020. Stockholders may vote and submit questions while attending the virtual special meeting online. In order to be able to enter the virtual special meeting, you will need your 16-digit control number, which is included on your proxy card if you are a stockholder of record of shares of Adesto Common Stock or included with your voting instruction card and voting instructions you received from your brokerage firm, bank, trust or other nominee of your shares if you hold your shares of Adesto Common Stock in "street name." Instructions on how to attend and participate online are also posted online at www.proxyvote.com.

Q:    Who is entitled to attend and vote at the virtual special meeting?

A:
The record date for the virtual special meeting is March 25, 2020. If you own shares of Adesto Common Stock as of the close of business on the record date, you are entitled to notice of, and to vote at, the virtual special meeting or any adjournment or postponement of the virtual special meeting. As of the record date, there were approximately 30,816,165 shares of Adesto Common Stock issued and outstanding, held collectively by approximately 25 stockholders of record. Each share of Adesto Common Stock outstanding as of the record date is entitled to one vote with respect to each proposal to be presented at the virtual special meeting.

  Stockholders of record as of the record date and their duly appointed proxy holders may attend the virtual special meeting and vote at the meeting. Beneficial owners of shares held in "street name" will only be able to vote at the virtual special meeting if they have a proxy, executed in their favor, from their brokerage firm, bank, trust or other nominee, giving them the right to vote the shares at the virtual special meeting.

Q:    Do I need to attend the virtual special meeting?

A:
No. While our stockholders of record may exercise their right to vote their shares at the virtual special meeting, it is not necessary for you to attend the virtual special meeting in order to vote your shares of Adesto Common Stock. Instead, you can vote by proxy. If you are a stockholder of record, your proxy must be received via the Internet or by telephone by 11:59 p.m., Eastern Time, on the date prior to the virtual special meeting date, in order for your shares to be voted by proxy at the virtual special meeting. Alternatively, you may instead mark, sign, date and return the enclosed proxy card, which must be received before the polls close at the virtual special meeting, in order for your shares to be voted by proxy at the virtual special meeting. If you are a beneficial owner, please read the voting instructions provided by your brokerage firm, bank, trust or other nominee for information on the deadline for voting your shares.

Q:    What constitutes a quorum?

A:
The presence at the virtual special meeting of the holders of a majority of the shares of Adesto Common Stock issued and outstanding and entitled to vote at the virtual special meeting will constitute a quorum. Shares are counted as present at the virtual special meeting if the holder is present and votes online at the virtual special meeting or if the holder has properly submitted a proxy. Each share of Adesto Common Stock outstanding as of the record date is entitled to one vote with respect to each proposal to be presented at the virtual special meeting. If you fail to return your proxy card or to submit a proxy via Internet or telephone, or if you fail to attend the virtual special meeting, your shares will not be counted for purposes of determining whether a quorum is present at the virtual special meeting and will have the same effect as a vote "AGAINST" the proposal to adopt the Merger Agreement. Similarly, if you hold your shares in "street name" and fail to instruct your brokerage firm, bank, trust or other nominee how to vote your shares, your shares will not be counted for purposes of determining whether a quorum is present and will have the same effect as a vote "AGAINST" the proposal to adopt the Merger Agreement. If you attend the virtual special meeting or if you submit (and do not thereafter revoke) a proxy by duly executing and returning a proxy card or via Internet or telephone, even if you abstain from voting, your shares of Adesto Common Stock will be counted for purposes of determining whether a quorum is present at the virtual special meeting.

Q:    What vote is required to adopt the Merger Agreement?

A:
The adoption of the Merger Agreement requires the affirmative vote of the holders of a majority of the shares of Adesto Common Stock outstanding on the record date. If you abstain from voting, fail to cast your vote, either at the virtual special meeting or by proxy, or fail to give voting instructions to your brokerage firm, bank, trust or other nominee, it will have the same effect as a vote "AGAINST" the proposal to adopt the Merger Agreement. At the close of business on the record date, our directors and executive officers and their respective affiliates beneficially owned and were entitled to vote 947,090 shares of Adesto Common Stock at the virtual special meeting, or approximately 3.1% of the voting power of the shares of Adesto Common Stock outstanding on the record date. Concurrently with the execution and delivery of the Merger Agreement, the Supporting Stockholders entered into Support Agreements with Dialog with respect to all shares of Adesto Common Stock beneficially owned by them, and any additional shares of Adesto Common Stock and any other equity securities of Adesto of which they acquire record and/or beneficial ownership after the date of the Support Agreements. As of March 25, 2020, the Supporting Stockholders beneficially owned approximately 947,090 shares of Adesto Common Stock (excluding shares of Adesto Common Stock issuable pursuant to the exercise or vesting of equity awards), which represented approximately 3.1% of the total issued and outstanding shares of Adesto Common Stock. Under the terms of the Support Agreements, each Supporting Stockholder is obligated to vote all of his/her shares of Adesto Common Stock "FOR" the proposal to adopt the Merger Agreement.

Q:    What vote is required to adopt the adjournment proposal?

A:
Approval of the adjournment proposal requires the affirmative vote of the holders of a majority of the outstanding shares of Adesto Common Stock entitled to vote on such matter that are present at the virtual special meeting or represented by proxy at the virtual special meeting and are voted "FOR" or "AGAINST" the proposal.

  If you abstain from voting, fail to cast your vote, either at the virtual special meeting or by proxy, or fail to give voting instructions to your brokerage firm, bank, trust or other nominee, it will have no effect on the outcome of the vote for the adjournment proposal, provided that a quorum is present at the virtual special meeting.

  At the close of business on the record date for the virtual special meeting, our directors and executive officers and their respective affiliates beneficially owned and were entitled to vote 947,090 shares of Adesto Common Stock at the virtual special meeting, or approximately 3.1% of the voting power of the shares of Adesto Common Stock outstanding on the record date. Concurrently with the execution and delivery of the Merger Agreement, the Supporting Stockholders entered into the Support Agreements with Dialog with respect to all shares of Adesto Common Stock beneficially owned by them, and any additional shares of Adesto Common Stock and any other equity securities of Adesto of which they acquire record and/or beneficial ownership after the date of the Support Agreements. As of March 25, 2020, the Supporting Stockholders beneficially owned approximately 947,090 shares of Adesto Common Stock (excluding shares of Adesto Common Stock issuable pursuant to the exercise or vesting of equity awards), which represented approximately 3.1% of the total issued and outstanding shares of Adesto Common Stock. Under the terms of the Support Agreement, each Supporting Stockholder is obligated to vote all of his/her shares of Adesto Common Stock "FOR" the adjournment proposal.

Q:    Why is my vote important? How are votes counted? What happens if I abstain?

A:
There must be a quorum for business to be conducted at the virtual special meeting. If you do not submit a proxy, give voting instructions to your brokerage firm, bank trust or other nominee if your shares are held in "street name", or if you do not attend the virtual special meeting, it will be more difficult for us to obtain the necessary quorum to conduct business at the virtual special meeting.

  Votes will be counted by the inspector of election appointed for the virtual special meeting, who will separately count "FOR" and "AGAINST" votes and abstentions. If you abstain from voting, fail to cast your vote, either at the virtual special meeting or by proxy, or fail to give voting instructions to your brokerage firm, bank, trust or other nominee, it will have the same effect as a vote "AGAINST" the proposal to adopt the Merger Agreement, but will have no effect on the adjournment proposal (provided that a quorum is present).

Q:
Do any of our directors or executive officers have interests in the Merger that may differ from those of our stockholders?

A:
In considering the recommendation of our Board with respect to the Merger Agreement, you should be aware that our directors and executive officers have interests in the Merger that may be different from, or in addition to, those of our stockholders generally. These interests may create potential conflicts of interest. Our Board was aware that these interests existed and considered them, among other matters, when it approved the Merger Agreement and made its recommendation that our stockholders adopt the Merger Agreement. You should read the section captioned "Proposal 1: Adoption of the Merger Agreement—Interests of our Directors and Executive Officers in the Merger."

Q:    What do I need to do now?

A:
After carefully reading and considering the information contained in this proxy statement, including the annexes and the other documents referred to in this proxy statement, please vote your shares in one of the manners described below. Each share of Adesto Common Stock outstanding as of the record date is entitled to one vote with respect to each proposal to be presented at the virtual special meeting.

Q:    How do I vote if I am a stockholder of record?

A:
You may vote:

•
by following the Internet voting instructions printed on your proxy card;

•
by following the telephone voting instructions printed on your proxy card;

  •
  by completing, signing and dating each proxy card you receive and returning it in the enclosed postage-paid envelope; or

  •
  by casting your vote at the virtual special meeting via the virtual meeting website. There will not be a physical meeting location. Any stockholder can attend the virtual special meeting by visiting www.virtualshareholdermeeting.com/IOTS2020, where stockholders may vote and submit questions during the meeting. The virtual special meeting starts at 10:00 a.m., Pacific Time. We encourage you to allow ample time for online check-in, which will open at 9:45 a.m., Pacific Time. Please have your 16-digit control number to join the virtual special meeting. Instructions on who can attend and participate via Internet, including how to demonstrate proof of stock ownership, are posted at www.proxyvote.com.

  If you are voting via the Internet or by telephone, your voting instructions must be received by the date and time indicated on the applicable proxy card(s).

  Voting via the Internet, by telephone or by mailing in your proxy card will not prevent you from attending the virtual special meeting. You are encouraged to submit a proxy via the Internet, by telephone or by mail even if you plan to attend the virtual special meeting, to ensure that your shares of Adesto Common Stock are present or represented at the virtual special meeting.

Q:    What happens if I return my proxy card but I do not indicate how to vote?

A:
If you submit a proxy but do not include instructions on how to vote, your shares of Adesto Common Stock will be voted "FOR" the proposal to adopt the Merger Agreement and "FOR" the approval of the adjournment proposal. We do not intend to present any other proposals for consideration at the virtual special meeting.

Q:
What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A:
If your shares are registered directly in your name with our transfer agent, Computershare Trust Company, N.A., you are considered, with respect to those shares, to be the "stockholder of record." If you are a stockholder of record, this proxy statement and your proxy card have been sent directly to you by or on behalf of Adesto.

  If your shares are held through a brokerage firm, bank, trust or other nominee, you are considered the "beneficial owner" of shares of Adesto Common Stock held in "street name." If you are a beneficial owner of shares of Adesto Common Stock held in "street name," this proxy statement has been forwarded to you by your brokerage firm, bank, trust or other nominee who is considered, with respect to those shares, to be the stockholder of record. As the beneficial owner, you have the right to direct your brokerage firm, bank, trust or other nominee how to vote your shares by following their instructions for voting, and you are also invited to attend the virtual special meeting. However, because you are not the stockholder of record, you may not vote your shares at the virtual special meeting unless you obtain a proxy, executed in your favor, from your brokerage firm, bank, trust or other nominee giving you the right to vote your shares at the virtual special meeting.

Q:    How do I vote if my shares are held by my brokerage firm, bank, trust or other nominee?

A:
If your shares are held in a brokerage account or by another nominee, such as a bank or trust, then the brokerage firm, bank, trust or other nominee is considered to be the stockholder of record with respect to those shares. However, you still are considered to be the beneficial owner of those shares, with your shares being held in "street name." "Street name" holders generally cannot vote their shares directly and must instead instruct the brokerage firm, bank, trust or other nominee how to vote their shares. Your brokerage firm, bank, trust or other nominee will only be permitted to vote your shares for you at the virtual special meeting if you instruct it how to vote.

  Therefore, it is important that you promptly follow the directions provided by your brokerage firm, bank, trust or other nominee regarding how to instruct them to vote your shares. If you wish to vote at the virtual special meeting, you must obtain a proxy, executed in your favor, from your brokerage firm, bank, trust or other nominee giving you the right to vote your shares at the virtual special meeting.

  In addition, because any shares you may hold in "street name" will be deemed to be held by a different stockholder than any shares you hold of record, shares held in "street name" will not be combined for voting purposes with shares you hold of record. To ensure your shares are represented and voted at the virtual special meeting, you should instruct your brokerage firm, bank, trust or other nominee to vote your shares that you hold in "street name."

Q:    What is a broker non-vote?

A:
If you are a beneficial owner of shares held in "street name" and do not provide your brokerage firm, bank, trust or other nominee with specific voting instructions, the brokerage firm, bank, trust or other nominee may generally vote on "routine" matters, but cannot vote on "non-routine" matters. The proposal to adopt the Merger Agreement and the adjournment proposal are considered "non-routine" matters. If the brokerage firm, bank, trust or other nominee does not receive instructions from you on how to vote your shares on a non-routine matter, it will inform the inspector of election that it does not have authority to vote on this matter with respect to your shares. This is referred to as a "broker non-vote."

  You should instruct your brokerage firm, bank, trust or other nominee how to vote your shares. Under the rules applicable to broker-dealers, your brokerage firm, bank, trust or other nominee does not have discretionary authority to vote your shares on any of the proposals scheduled to be voted on at the virtual special meeting. Because brokerage firms, banks, trusts and other nominees do not have discretionary voting authority with respect to any of the three proposals described in this proxy statement, if a beneficial owner of shares of Adesto Common Stock held in "street name" does not give voting instructions to the brokerage firm, bank, trust or other nominee, then those shares will not be counted as present or by proxy at the virtual special meeting. In addition, any broker non-vote will have the same effect as a vote "AGAINST" the adoption of the Merger Agreement, but will have no effect on the vote for the adjournment proposal (provided that a quorum is present).

Q:    What is a proxy?

A:
A proxy is your legal designation of another person, referred to as a "proxy," to vote your shares of Adesto Common Stock. The written document describing the matters to be considered and voted on at the virtual special meeting is called a "proxy statement." The document used to designate a proxy to vote your shares of Adesto Common Stock is called a "proxy card."

Q:    May I change my vote after I have delivered my proxy?

A:
Yes. If you are the stockholder of record of your shares of Adesto Common Stock, you have the right to change or revoke your proxy at any time before the vote is taken at the virtual special meeting by:

•
delivering a written revocation of the proxy, or a later dated, signed proxy card, to our Corporate Secretary at 3600 Peterson Way, Santa Clara, California 95054, on or before the business day prior to the virtual special meeting;

  •
  attending the virtual special meeting and voting at the meeting (your attendance at the virtual special meeting will not, by itself, revoke your proxy, so you must vote at the virtual special meeting to revoke your proxy); or

  •
  signing and delivering a new proxy, relating to the same shares of Adesto Common Stock and bearing a later date; or by submitting another proxy by telephone or via the Internet after the date of your prior proxy and by the date and time indicated on the applicable proxy card(s).

  If you are a "street name" holder of Adesto Common Stock, you should contact your brokerage firm, bank, trust or other nominee to obtain instructions as to how to change or revoke your voting instructions.

Q:    What is the deadline for voting my shares of Adesto Common Stock?

A:
If you are a stockholder of record, your proxy must be received via the Internet or by telephone by 11:59 p.m., Eastern Time, on the date prior to the virtual special meeting date, in order for your shares to be voted by proxy at the virtual special meeting. Alternatively, you may instead mark, sign, date and return the enclosed proxy card, which must be received before the polls close at the virtual special meeting, in order for your shares to be voted by proxy at the virtual special meeting. If you are a beneficial owner, please read the voting instructions provided by your brokerage firm, bank, trust or other nominee for information on the deadline for voting your shares.

Q:    How do I exchange my Adesto Common Stock for the Merger Consideration?

A:
After the Merger is completed, you will be sent detailed written instructions, including a letter of transmittal, for exchanging your shares of Adesto Common Stock for the Merger Consideration. If your shares are held in "street name" by your brokerage firm, bank, trust or other nominee, you will receive instructions from your brokerage firm, bank, trust or other nominee as to how to effect the surrender of your "street name" shares in exchange for the Merger Consideration. You should not send your stock certificates, if any, with your proxy card. A letter of transmittal with instructions for the surrender of your stock certificates, if any, and book-entry entitlements will be mailed to you as soon as practicable after completion of the Merger.

Q:
What happens if I sell my shares of Adesto Common Stock after the record date but before the virtual special meeting?

A:
The record date for stockholders entitled to vote at the virtual special meeting is earlier than the date of the virtual special meeting and the Effective Time. If you transfer your shares of Adesto Common Stock after the record date but before the virtual special meeting, you will, unless special arrangements are made, retain your right to vote at the virtual special meeting but will have transferred the right to receive the Merger Consideration to the person to whom you transfer your shares.

  In addition, if you sell your shares prior to the virtual special meeting or prior to the Effective Time, you will not be eligible to exercise appraisal rights in respect of the Merger. For a more detailed discussion of appraisal rights and the requirements for properly demanding appraisal rights, see the section captioned "Proposal 1: Adoption of the Merger Agreement—Appraisal Rights" and Annex C to this proxy statement.

Q:
What happens if the proposal to adopt the Merger Agreement is not approved by our stockholders or if the Merger is not completed for any other reason?

A:
If the proposal to adopt the Merger Agreement is not approved by our stockholders or if the Merger is not completed for any other reason, our stockholders will not receive any payment for their shares in connection with the Merger. Instead, we will remain a stand-alone public company and Adesto Common Stock will continue to be listed and traded on Nasdaq. Upon termination of the Merger Agreement under specified circumstances, we may be required to pay to Dialog a termination fee. Upon termination of the Merger Agreement under certain other specified circumstances, Dialog may be required to pay us a termination fee.

  For more information on the termination fees that may become payable by us or Dialog pursuant to the Merger Agreement, see the section captioned "The Merger Agreement—Transaction Expenses and Termination Fees."

Q:
How do our directors and executive officers intend to vote their shares of Adesto Common Stock in respect of the proposal to adopt the Merger Agreement?

A:
At the close of business on the record date for the virtual special meeting, our directors and executive officers and their respective affiliates beneficially owned and were entitled to vote 947,090 shares of Adesto Common Stock at the virtual special meeting, or approximately 3.1% of the voting power of the shares of Adesto Common Stock outstanding on the record date. Concurrently with the execution and delivery of the Merger Agreement, the Supporting Stockholders entered into the Support Agreements with Dialog with respect to all shares of Adesto Common Stock beneficially owned by them, and any additional shares of Adesto Common Stock and any other equity securities of Adesto of which they acquire record and/or beneficial ownership after the date of the Support Agreements. As of March 25, 2020, the Supporting Stockholders beneficially owned approximately 947,090 shares of Adesto Common Stock (excluding shares of Adesto Common Stock issuable pursuant to the exercise or vesting of equity awards), which represented approximately 3.1% of the total issued and outstanding shares of Adesto Common Stock. Under the terms of the Support Agreements, each Supporting Stockholder is obligated to vote all of his/her shares of Adesto Common Stock in favor of the adoption of the Merger Agreement. In addition, we have been informed that, although he is not obligated to do so, our other executive officer not a party to a Support Agreement intends to vote all of his shares of Adesto Common Stock in the same way ((1) "FOR" the proposal to adopt the Merger Agreement and (2) "FOR" the adjournment proposal).

Q:    What should I do if I receive more than one set of voting materials?

A:
You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered differently or are held in more than one account. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction form for each brokerage account in which you hold shares. If you are a stockholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please sign, date and return (or grant your proxy electronically over the Internet or by telephone for) each proxy card and voting instruction form that you receive to ensure that all of your shares are voted.

Q:    What is householding and how does it affect me?

A:
The SEC's proxy rules permit companies and intermediaries, such as brokers and banks, to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing an address by delivering a single proxy statement to those stockholders, unless contrary instructions have been received. This procedure reduces the amount of duplicate information that stockholders receive and lowers printing and mailing costs for companies. Certain brokerage firms may have instituted householding for beneficial owners of Adesto Common Stock held through brokerage firms. If your family has multiple accounts holding Adesto Common Stock, you may have already received a householding notification from your broker. You may decide at any time to revoke your decision to household, and thereby receive multiple copies of proxy materials. If you wish to opt out of householding and receive a separate set of proxy materials in the future, or if you are receiving multiple copies and would like to receive only one, you should contact your brokerage firm, bank, trustee or other nominee or our Investor Relations department at the address and telephone number below.

  A separate copy of these proxy materials will be promptly delivered upon request by contacting our Investor Relations department by (1) mail at Adesto Technologies Corporation, 3600 Peterson Way, Santa Clara, California 95054, Attn: Investor Relations or (2) email at sheltonir@sheltongroup.com.

Q:    Where can I find the voting results of the virtual special meeting?

A:
If available, we may announce preliminary voting results at the conclusion of the virtual special meeting. We intend to publish final voting results in a Current Report on Form 8-K to be filed with the SEC following the virtual special meeting. All reports that we file with the SEC are publicly available when filed. For more information, see the section captioned "Where You Can Find More Information."

Q:    Who can answer further questions?

A:
For additional questions about the Merger, assistance in submitting proxies or voting shares of Adesto Common Stock, or to request additional copies of the proxy statement or the enclosed proxy card, please contact our proxy solicitor at:

D.F. King & Co., Inc.
48 Wall Street, 22nd floor
New York, NY 10005
(877) 478-5045 (toll free from the U.S. and Canada)
(212) 269-5550 (call collect)

        If your brokerage firm, bank, trust or other nominee holds your shares in "street name," you should also call your brokerage firm, bank, trust or other nominee for additional information.

FORWARD-LOOKING INFORMATION

        This proxy statement contains "forward-looking statements," as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act, that are based on our current expectations, assumptions, beliefs, estimates and projections about the proposed Merger, Adesto and our industry. The forward-looking statements are subject to various risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Generally, these forward-looking statements can be identified by the use of forward-looking terminology such as "anticipate," "believe," "estimate," "expect," "forecast," "intend," "plan," "project," "should," "could" and similar expressions. Factors that may affect those forward-looking statements include, among other things:

  •
  the parties' inability to complete the Merger due to failure to satisfy conditions to the completion of the Transactions, including the receipt of the requisite Adesto stockholder approval or certain regulatory approvals required for the transaction, which may not be obtained on the terms expected, on the anticipated schedule or at all;

  •
  the risk that the Merger Agreement may be terminated in circumstances that require us to pay Dialog a termination fee of $15.76 million in connection therewith;

  •
  the costs, fees, expenses and charges we incur related to the Merger;

  •
  risks arising from the potential diversion of management's attention from our ongoing business operations while working to complete the Merger;

  •
  the outcome of any legal proceedings that have been or may be instituted against us or others related to the Merger Agreement;

  •
  the effect of the announcement or pendency of the Merger on our ability to effectively recruit and retain our employees and maintain business relationships and on our operating results and business generally;

  •
  risks resulting from our compliance with the terms of the Merger Agreement, including restrictions on the conduct of our business during the pendency of the Merger;

  •
  adverse effects on the market price of Adesto Common Stock or on our operating results because of a failure to complete the Merger;

  •
  the risk that our financial results differ from those set forth in the projections described in this proxy statement; and

  •
  other risks detailed in our filings with the SEC, including our most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, which discuss these and other important risk factors concerning our operations.

        We caution you that reliance on any forward-looking statement involves risks and uncertainties and that, although we believe that the assumptions on which our forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions could be incorrect. In light of these and other uncertainties, you should not conclude that we will achieve any plans and objectives or projected financial results referred to in any of the forward-looking statements. We do not undertake to revise any of the forward-looking statements to reflect future events or circumstances.

 PARTIES INVOLVED IN THE MERGER

Adesto Technologies Corporation
3600 Peterson Way
Santa Clara, California 95054
Telephone number: +1 (408) 400-0578

        We are a leading provider of innovative, application-specific semiconductors and embedded systems that provide the key building blocks of Internet of Things edge devices operating on networks worldwide. Our broad portfolio of semiconductor and embedded technologies are optimized for connected Internet of Things devices used in industrial, consumer, communications and medical applications. Through expert design, systems expertise and proprietary intellectual property, we enable our customers to differentiate their systems where it matters most for Internet of Things: longer battery life, greater reliability, higher performance, integrated intelligence and lower cost. Through our solutions, we enable seamless access to data and control of 'things' in the connected world. Our product portfolio includes analog, digital and non-volatile memory technologies delivered in the form of standard products, application-specific integrated circuits and intellectual property cores.

Dialog Semiconductor plc
100 Longwater Ave, Green Park
Reading RG2 6GP, United Kingdom
Telephone number: +44 (0) 1793 757700

        Dialog is a leading provider of integrated circuits that powers the Internet of Things and Industry 4.0 applications. Dialog solutions are integral to some of today's leading smartphones and the enabling element for increasing performance and productivity on the go. From making smartphones more power efficient and shortening charging times, enabling home appliances to be controlled from anywhere, to connecting the next generation of wearable devices, Dialog's decades of experience and world-class innovation help manufacturers get to what's next.

Azara Acquisition Corp.
251 Little Falls Drive
Wilmington, Delaware 19808
Telephone number: +44 (0) 1793 757700

        Merger Sub, a Delaware corporation and a wholly owned direct or indirect subsidiary of Dialog, was formed on February 13, 2020, solely for the purpose of engaging in the Transactions. Merger Sub has not engaged in any business activities other than in connection with the Transactions. Upon completion of the Merger, Merger Sub will merge with and into Adesto, and Merger Sub will cease to exist.

 THE VIRTUAL SPECIAL MEETING

        The enclosed proxy is solicited by Adesto on behalf of our Board for use at the virtual special meeting or at any adjournment or postponement thereof.

Date, Time and Place

        We will hold the virtual special meeting exclusively online via live webcast on May 5, 2020, at 10:00 a.m., Pacific Time. The virtual special meeting can be accessed by visiting www.virtualshareholdermeeting.com/IOTS2020, where you will be able to listen to the meeting live, submit questions and vote online. We encourage you to allow ample time for online check-in, which will open at 9:45 a.m., Pacific time. Please note that you will not be able to attend the virtual special meeting in person.

Purpose of the Virtual Special Meeting

        At the virtual special meeting, we will ask the holders of Adesto Common Stock to (1) adopt the Merger Agreement; and (2) approve the adjournment proposal.

Record Date; Shares Entitled to Vote; Quorum

        Only holders of record of Adesto Common Stock at the close of business on March 25, 2020, the record date, are entitled to notice of and to vote at the virtual special meeting, including any adjournments or postponements of the virtual special meeting. On the record date, 30,816,165 shares of Adesto Common Stock were issued and outstanding, held collectively by approximately 25 stockholders of record. Each share of Adesto Common Stock outstanding as of the record date is entitled to one vote with respect to each proposal to be presented at the virtual special meeting.

        The holders of a majority of the shares of Adesto Common Stock issued and outstanding and entitled to vote at the virtual special meeting present or represented by proxy at the virtual special meeting will constitute a quorum. Votes cast at the virtual special meeting, either by proxy or at the meeting, will be tabulated by the inspector of elections appointed for the virtual special meeting. If you fail to return your proxy card or to submit a proxy via Internet or telephone, or if you fail to attend the virtual special meeting, your shares will not be counted for purposes of determining whether a quorum is present at the special meeting and will have the same effect as a vote "AGAINST" the proposal to adopt the Merger Agreement. Similarly, if you hold your shares in "street name" and fail to instruct your brokerage firm, bank, trust or other nominee how to vote your shares, your shares will not be counted for purposes of determining whether a quorum is present and will have the same effect as a vote "AGAINST" the proposal to adopt the Merger Agreement. If you attend the virtual special meeting or if you submit (and do not thereafter revoke) a proxy by duly executing and returning a proxy card or via Internet or telephone, even if you abstain from voting, your shares of Adesto Common Stock will be counted for purposes of determining whether a quorum is present at the virtual special meeting.

        In the event that a quorum is not present or represented by proxy at the virtual special meeting, the chairperson of the meeting may adjourn the meeting or the holders of a majority of the shares of Adesto Common Stock entitled to vote who are present or represented by proxy at the virtual special meeting may adjourn the meeting. If there is not a quorum of stockholders at the virtual special meeting and any proposal to adjourn the meeting submitted to the holders who are present or represented by proxy at the virtual special meeting is not approved, our Board may set a new date for a special meeting to consider the proposal to adopt the Merger Agreement and the adjournment proposal, in accordance with the Merger Agreement.

Vote Required

        The votes required to approve each proposal are as follows:

  1.
  The Merger Agreement must be adopted by the affirmative vote of the holders of a majority of the shares of Adesto Common Stock outstanding on the record date.

  2.
  The adjournment proposal must be approved by the affirmative vote of the holders of a majority of the outstanding shares of Adesto Common Stock entitled to vote on such matter that are present or represented by proxy at the virtual special meeting and are voted "FOR" or "AGAINST" the proposal.

Stock Ownership and Voting of our Directors and Executive Officers

        At the close of business on the record date for the virtual special meeting, our directors and executive officers and their respective affiliates beneficially owned and were entitled to vote 947,090 shares of Adesto Common Stock at the virtual special meeting, or approximately 3.1% of the voting power of shares of Adesto Common Stock outstanding on the record date. Concurrently with the execution and delivery of the Merger Agreement, the Supporting Stockholders entered into the Support Agreements with Dialog with respect to all shares of Adesto Common Stock beneficially owned by them, and any additional shares of Adesto Common Stock and any other equity securities of Adesto of which they acquire record and/or beneficial ownership after the date of the Support Agreements. As of March 25, 2020, the Supporting Stockholders beneficially owned approximately 947,090 shares of Adesto Common Stock (excluding shares of Adesto Common Stock issuable pursuant to the exercise or vesting of equity awards), which represented approximately 3.1% of the total issued and outstanding shares of Adesto Common Stock. Under the terms of the Support Agreements, each Supporting Stockholder is obligated to vote all of his/her shares of Adesto Common Stock (1) "FOR" the proposal to adopt the Merger Agreement and (2) "FOR" the adjournment proposal. In addition, we have been informed that, although he is not obligated to do so, our other executive officer not a party to a Support Agreement intends to vote all of his shares of Adesto Common Stock in the same way ((1) "FOR" the proposal to adopt the Merger Agreement and (2) "FOR" the adjournment proposal).

        Certain members of our management and our Board have interests in the Merger that may be in addition to those of stockholders generally and may be different from, or in conflict with, your interests as our stockholder. See the section captioned "Proposal 1: Adoption of the Merger Agreement—Interests of our Directors and Executive Officers in the Merger."

Voting of Proxies

        If your shares are registered in your name, you may cause your shares to be voted at the virtual special meeting by returning a signed proxy card or voting at the virtual special meeting via the virtual meeting website. Any stockholder can attend the virtual special meeting by visiting www.virtualshareholdermeeting.com/IOTS2020, where stockholders may vote and submit questions during the meeting. The virtual special meeting starts 10:00 a.m., Pacific Time. Please have your 16-digit control number to join the virtual special meeting. Instructions on who can attend and participate via Internet, including how to demonstrate proof of stock ownership, are posted at www.proxyvote.com. Additionally, you may submit a proxy authorizing the voting of your shares via the Internet or by telephone by following the instructions printed on the proxy card. You must have the enclosed proxy card available, and follow the instructions on the proxy card, in order to submit a proxy via the Internet or by telephone.

        If your shares are registered in your name, you are encouraged to submit a proxy even if you plan to attend the virtual special meeting.

        Voting instructions are included on your proxy card. All shares represented by properly executed proxies received in time for the virtual special meeting will be voted at the virtual special meeting in accordance with the instructions of the stockholder. Properly executed proxies that do not contain voting instructions will be voted "FOR" the proposal to adopt the Merger Agreement and "FOR" the approval of the adjournment proposal.

        If your shares are held in "street name" through a brokerage firm, bank, trust or other nominee, you may provide voting instructions by completing and returning the voting form provided by your brokerage firm, bank, trust or other nominee or via the Internet or by telephone through your brokerage firm, bank, trust or other nominee, if such a service is provided. To provide voting instructions via the Internet or telephone, you should follow the instructions on the voting form provided by your brokerage firm, bank, trust or other nominee. If you plan to attend the virtual special meeting and wish to vote at the meeting, you will need to obtain a proxy, executed in your favor, from your brokerage firm, bank, trust or other nominee giving you the right to vote your shares at the virtual special meeting.

Revocability of Proxies

        Any proxy you give pursuant to this solicitation may be revoked by you at any time before it is voted. Proxies may be revoked as follows:

If you have sent a proxy directly to us, you may revoke it by:

  •
  delivering a written revocation of the proxy or a later dated, signed proxy card, to our Corporate Secretary at 3600 Peterson Way, Santa Clara, California 95054, on or before the business day prior to the virtual special meeting;

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  attending the virtual special meeting and voting at the meeting (your attendance at the virtual special meeting will not, by itself, revoke your proxy, so you must vote at the virtual special meeting to revoke your proxy); or

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  signing and delivering a new proxy, relating to the same shares of Adesto Common Stock and bearing a later date; or by submitting another proxy by telephone or via the Internet after the date of your prior proxy and by the date and time indicated on the applicable proxy card(s).

        If you have instructed your brokerage firm, bank, trust or other nominee to vote your shares, you may revoke your proxy only by following the directions received from your brokerage firm, bank, trust or other nominee to change those instructions. Your attendance at the virtual special meeting does not alone automatically revoke your proxy. If you have instructed your brokerage firm, bank, trust or other nominee how to vote your shares, the above-described options for revoking your proxy do not apply. Instead, you must follow the directions provided by your brokerage firm, bank, trust or other nominee to change your voting instructions.

Our Board's Recommendations

        Our Board has unanimously approved the Merger Agreement and the Merger, and determined that the Merger Agreement and the Merger are advisable and fair to and in the best interests of Adesto and our stockholders. Our Board unanimously recommends that our stockholders (1) vote "FOR" the proposal to adopt the Merger Agreement; and (2) vote "FOR" the adjournment proposal. See the section captioned "Proposal 1: Adoption of the Merger Agreement—Recommendation of our Board and Reasons for the Merger." Our stockholders should carefully read this proxy statement in its entirety for more detailed information concerning the Merger Agreement and the Merger. In addition, our stockholders should carefully read the Merger Agreement, which is attached as Annex A to this proxy statement.

Effect of Abstentions and Broker Non-Votes

        The Merger Agreement must be adopted by the affirmative vote of the holders of a majority of the shares of Adesto Common Stock outstanding on the record date. If you abstain from voting, fail to cast your vote, either at the virtual special meeting or by proxy, or fail to give voting instructions to your brokerage firm, bank, trust or other nominee, it will have the same effect as a vote "AGAINST" the proposal to adopt the Merger Agreement.

        The adjournment proposal must be approved the affirmative vote of the holders of a majority of the outstanding shares of Adesto Common Stock entitled to vote on such matter that are present or represented by proxy at the virtual special meeting and are voted "FOR" or "AGAINST" the proposal. If you abstain from voting, fail to cast your vote, either at the virtual special meeting or by proxy, or fail to give voting instructions to your brokerage firm, bank, trust or other nominee, it will have no effect on the vote for the adjournment proposal (provided that a quorum is present). It is very important that all of our stockholders vote their shares, so please promptly complete and return the enclosed proxy card.

Solicitation of Proxies

        This proxy solicitation is being made by Adesto on behalf of our Board and will be paid for by us. Our directors, officers and employees may also solicit proxies by personal interview, mail, e-mail, telephone, facsimile or other means of communication. These persons will not be paid additional remuneration for their efforts. We have also retained D.F. King & Co., Inc., a proxy solicitation firm, to assist in the solicitation of proxies for a fee of approximately $12,500 plus a fee per call made on our behalf in connection with the solicitation of proxies and the reimbursement of out-of-pocket expenses incurred by it on our behalf. We may reimburse brokerage firms, banks, trusts and other nominees representing beneficial owners of shares of Adesto Common Stock for their expenses in forwarding soliciting materials to such beneficial owners.

Stockholder List

        A list of our stockholders entitled to vote at the virtual special meeting will be available for examination by any of our stockholders at the virtual special meeting. For ten days prior to the virtual special meeting, this stockholder list will be available for inspection by any stockholder for any purpose germane to the virtual special meeting during ordinary business hours at our principal executive offices located at 3600 Peterson Way, Santa Clara, California 95054. A list of stockholders entitled to vote at the virtual special meeting will also be available for examination on the Internet through the virtual web conference during the virtual special meeting.

Participating in the Virtual Special Meeting

        To participate in the virtual special meeting, visit www.virtualshareholdermeeting.com/IOTS2020 and enter the 16-digit control number included on your proxy card or on the instructions that accompanied your proxy materials.

        If you wish to submit a question during the virtual special meeting, log into the virtual meeting platform at www.virtualshareholdermeeting.com/IOTS2020, type your question into the "Ask a Question" field, and click "Submit." If your question is properly submitted during the relevant portion of the meeting agenda, we will respond to your question during the live webcast. A webcast replay of the virtual special meeting, including the Q&A session, will also be archived on the "Investor Relations" section of our website, which is located at http://ir.adestotech.com/.

        If we experience technical difficulties during the virtual special meeting (e.g., a temporary or prolonged power outage), we will determine whether the meeting can be promptly reconvened (if the technical difficulty is temporary) or whether the meeting will need to be reconvened on a later day (if the technical difficulty is more prolonged). In any situation, we will promptly notify stockholders of the decision via www.virtualshareholdermeeting.com/IOTS2020. If you encounter technical difficulties accessing our meeting or asking questions during the virtual special meeting, a support line will be available on the login page of the virtual meeting website.

Anticipated Date of Completion of the Merger

        We are working toward completing the Merger as quickly as possible and expect the Merger to be completed in the third quarter of 2020. However, the Merger continues to be subject to various closing conditions, including our stockholders' approval of the proposal to adopt the Merger Agreement, the receipt of the CFIUS Approval and the waiting period applicable to the completion of the Merger under the HSR Act having expired or been terminated without the imposition of a Burdensome Condition. Therefore, we cannot assure you that all conditions to the Merger will be satisfied or, if satisfied, the date by which they will be satisfied.

Appraisal Rights

        If the Merger is completed, stockholders who properly demand appraisal of their shares are entitled to appraisal rights in connection with the Merger under Section 262 of the DGCL. This means that such stockholders would be entitled to have their shares of Adesto Common Stock appraised by the Delaware Court of Chancery and to receive payment in cash of the "fair value" of their shares of Adesto Common Stock, exclusive of any element of value arising from the accomplishment or expectation of the Merger, together with interest, if any, to be paid on the amount determined to be the fair value. Due to the complexity of the appraisal process, stockholders who wish to seek appraisal of their shares are encouraged to seek the advice of legal counsel with respect to the exercise of appraisal rights.

Stockholders considering seeking appraisal should be aware that the fair value of their shares as determined by the Delaware Court of Chancery pursuant to Section 262 of the DGCL could be more than, the same as or less than the Merger Consideration.

        To exercise your appraisal rights, you must (1) deliver a proper written demand for appraisal to us before the vote is taken on the proposal to adopt the Merger Agreement; (2) not vote or submit a proxy in favor of the proposal to adopt the Merger Agreement; (3) continue to hold your shares of Adesto Common Stock through the Effective Time, (4) take certain actions and meet certain conditions under the DGCL and (5) not thereafter withdraw your demand for appraisal of your shares of Adesto Common Stock or otherwise lose your appraisal rights, in each case in accordance with the DGCL. As such, merely voting against, abstaining or failing to vote on the proposal to adopt the Merger Agreement will not preserve your right to appraisal under the DGCL. Further, because a properly submitted proxy which does not include instructions on how to vote will be voted "FOR" the proposal to adopt the Merger Agreement, the submission of a proxy not marked "AGAINST" or "ABSTAIN" will result in a waiver of appraisal rights. Additionally, certain other conditions, as set forth in Section 262 of the DGCL and as briefly described herein, must be met. Your failure to follow exactly the procedures specified under the DGCL may result in the loss of your appraisal rights. The DGCL requirements for exercising appraisal rights are described in further detail in this proxy statement, and the relevant section of the DGCL regarding appraisal rights is reproduced in its entirety as Annex C to this proxy statement. Only a holder of record of shares of Adesto Common Stock is entitled to demand appraisal rights for the shares registered in that holder's name. If you hold your shares of Adesto Common Stock through a brokerage firm, bank, trust or other nominee and you wish to exercise appraisal rights, you should consult with your brokerage firm, bank, trust or other nominee to determine the appropriate procedures for the making of a demand for appraisal on your behalf by your brokerage firm, bank, trust or other nominee.

        For more information on appraisal rights, see the section captioned "Proposal 1: Adoption of the Merger Agreement—Appraisal Rights".

Householding of Virtual Special Meeting Materials

        The SEC's proxy rules permit companies and intermediaries, such as brokers and banks, to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing an address by delivering a single proxy statement to those stockholders, unless contrary instructions have been received. This procedure reduces the amount of duplicate information that stockholders receive and lowers printing and mailing costs for companies. Certain brokerage firms may have instituted householding for beneficial owners of Adesto Common Stock held through brokerage firms. If your family has multiple accounts holding Adesto Common Stock, you may have already received a householding notification from your broker. You may decide at any time to revoke your decision to household, and thereby receive multiple copies of proxy materials. If you wish to opt out of this procedure and receive a separate set of proxy materials in the future, or if you are receiving multiple copies and would like to receive only one, you should contact your brokerage firm, bank, trustee or other nominee or our Investor Relations department at the address and telephone number below. A separate copy of these proxy materials will be promptly delivered upon request by contacting our Investor Relations department by (1) mail at Adesto Technologies Corporation, 3600 Peterson Way, Santa Clara, California 95054, Attn: Investor Relations or (2) email at sheltonir@sheltongroup.com.

Other Matters

        We do not intend to present any other proposals for consideration at the virtual special meeting, and at this time, we know of no other matters to be voted on at the virtual special meeting. If any other matters properly come before the virtual special meeting, your shares of Adesto Common Stock will be voted in accordance with the discretion of the appointed proxy holders.

PROPOSAL 1: ADOPTION OF THE MERGER AGREEMENT

        The following discussion describes material aspects of the Merger. While we believe that the following description covers the material terms of the Merger, the description may not contain all of the information that may be important to you. The discussion of the Merger in this proxy statement is qualified in its entirety by reference to the Merger Agreement, which is attached as Annex A to this proxy statement and incorporated by reference into this proxy statement. We encourage you to read carefully this entire proxy statement, including the Merger Agreement, for a more complete understanding of the Merger.

General

        If the proposal to adopt the Merger Agreement receives the affirmative vote of the holders of a majority of the shares of Adesto Common Stock outstanding on the record date and, upon the terms and subject to the conditions of the Merger Agreement, the Merger is completed, Merger Sub will merge with and into Adesto, and Adesto will continue as the Surviving Corporation and as a wholly owned direct or indirect subsidiary of Dialog. If the Merger is completed, you will not own any shares of the capital stock of the Surviving Corporation.

        As a result of the Merger, Adesto Common Stock will no longer be publicly traded and will be delisted from Nasdaq. In addition, Adesto Common Stock will be deregistered under the Exchange Act, and we will no longer file periodic reports with the SEC.

        The Effective Time will occur upon the filing of a certificate of merger with the Secretary of State of the State of Delaware (or at such later time as Adesto and Dialog may agree and specify in such certificate of merger).

        As a result of the Merger, each outstanding share of Adesto Common Stock (other than the Excluded Shares) will be converted into the right to receive the Merger Consideration. The treatment of our outstanding equity awards in connection with the Merger is described in the section captioned "The Merger Agreement—Treatment of Adesto Equity Awards and Adesto Warrants."

        After the Merger is completed, you will have the right to receive the Merger Consideration for each share of Adesto Common Stock that you held immediately prior to the Effective Time, but you will no longer have any rights as a stockholder (except that stockholders who properly exercise their appraisal rights may have the right to receive a payment for the "fair value" of their shares as determined pursuant to an appraisal proceeding before the Delaware Court of Chancery as contemplated by the DGCL, as described in the section captioned "—Appraisal Rights").

Background of the Merger

        Our Board regularly reviews and assesses Adesto's long-term strategies and objectives in order to strengthen our business and enhance stockholder value. Since completing an initial public offering of our shares on the NASDAQ Capital Market at a public offering price of $5.00 per share in October 2015, our Board has regularly considered a variety of strategies including, among other things, entering new lines of business (including through strategic partnerships), acquisitions of other companies and businesses and a sale of Adesto to a third party. In 2018, Adesto acquired S3 Semiconductors and Echelon Corporation in furtherance of its growth strategy. In 2016 and 2017, we received indications of interest from another company and from a financial sponsor, but neither resulted in substantive negotiations or in any agreement or understanding with respect to a transaction. In connection with these reviews and assessments, our Board and its executive management sometimes enlist the assistance of financial advisors and outside legal advisors.

        In 2017 and 2018, representatives of Adesto and Dialog from time to time discussed potential opportunities for technical and commercial collaboration. On December 7, 2018, Narbeh Derhacobian, Adesto's chief executive officer, met with Dr. Jalal Bagherli, Dialog's chief executive officer, and Mark

Tyndall, its Senior Vice President Corporate Development and Strategy, over dinner, and discussed cooperation and collaboration opportunities between the two companies. On January 15, 2019, Mr. Derhacobian, Ron Shelton, Adesto's chief financial officer, and Mr. Tyndall met over dinner to discuss a collaboration opportunity between the two companies, and from time to time thereafter during the first half of 2019 Mr. Derhacobian and Mr. Shelton spoke with Dr. Bagherli and Mr. Tyndall at conferences hosted by investment banks regarding the possibility of commercial collaboration between the two companies. On April 12, 2019, Dr. Bagherli and Mr. Tyndall met with Mr. Shelton at Adesto's headquarters to review Adesto's most recent analyst day investor presentation. In addition, Mr. Shelton met with Mr. Wissam Jabre, Dialog's chief financial officer, over dinner on May 19, 2019, and Mr. Derhacobian and Mr. Shelton met with Dr. Bagherli and Mr. Tyndall over dinner on June 5, 2019, and discussed a range of business topics including each company's products and market opportunities.

        On June 19, 2019, Mr. Derhacobian met with Dialog's executive management, including Dr. Bagherli and Mr. Tyndall and members of Dialog's executive management, at a hotel in Reading, UK to introduce Adesto to Dialog's executive management team, and to discuss Adesto's business, products, markets and financial results.

        On June 27, 2019, Dialog delivered an unsolicited non-binding indication of interest to acquire Adesto for $10.20 per share in cash (the "June 27 Proposal"). The June 27 Proposal indicated that the per share price in the June 27 Proposal represented a premium of approximately 28% to Adesto's closing share price on June 26, 2019 and of approximately 60% to Adesto's six-month volume-weighted average price, and stated that the proposed transaction would not be subject to any financing contingency. In addition, Dialog requested that Adesto agree to negotiate with Dialog on an exclusive basis for a period of six weeks. A copy of the June 27 Proposal was forwarded to our Board via email.

        On July 1, 2019, our Board held a telephonic meeting, together with members of our executive management and representatives of Fenwick & West LLP ("Fenwick & West"), Adesto's outside legal counsel. Our Board discussed the June 27 Proposal and the interactions with Dialog in the first half of 2019. In addition, our Board discussed Adesto's valuation, and recent acquisition transactions in the semiconductor industry. Following discussion, our Board directed Mr. Derhacobian to communicate to Dialog that our Board believed that the June 27 Proposal undervalued Adesto.

        Following this meeting, on July 2, 2019, Mr. Derhacobian spoke and subsequently met with Mr. Tyndall and, as directed by our Board, stated that the June 27 Proposal undervalued Adesto, and Mr. Tyndall responded that Dialog believed that the June 27 Proposal represented an appropriate premium to Adesto's trading price.

        On July 3, 2019, our Board held another telephonic meeting, together with members of our executive management and representatives of Fenwick & West, at which our Board discussed Dialog's response to Mr. Derhacobian's feedback that the June 27 Proposal undervalued Adesto.

        On July 9, 2019, Dialog delivered a revised non-binding indication of interest to acquire Adesto for $11.00 per share in cash (the "July 9 Proposal"). The July 9 Proposal indicated that the per share price in the July 9 Proposal represented a premium of approximately 30% to Adesto's closing share price on July 9, 2019 and of approximately 65% to Adesto's six-month volume-weighted average price, and again stated that the proposed transaction would not be subject to any financing contingency. In addition, the July 9 Proposal again requested that Adesto agree to negotiate with Dialog on an exclusive basis for a period of six weeks. Mr. Derhacobian spoke with Nelson Chan, the chairman of our Board, regarding the July 9 Proposal, and forwarded a copy of the July 9 Proposal to our Board via email. Mr. Derhacobian stated in his email that he intended to respond back to Dialog that the July 9 Proposal continued to undervalue Adesto and solicited feedback from our Board. Following discussions with our Board, Mr. Derhacobian spoke and subsequently met with Mr. Tyndall and informed him that the July 9 Proposal continued to undervalue Adesto.

        On August 2, 2019, our Board held a regularly scheduled in-person meeting, together with members of our executive management and representatives of Fenwick & West. Our Board discussed the June 27 Proposal and the July 9 Proposal and again discussed Adesto's valuation, and recent acquisition transactions in the semiconductor industry.

        On December 2, 2019, Mr. Derhacobian met with Mr. Tyndall to discuss Dialog's on-going interest in pursuing a transaction.

        On December 11, 2019, Dialog delivered a revised non-binding indication of interest to acquire Adesto for $12.50 per share in cash (the "December 11 Proposal"). The December 11 Proposal indicated that the per share price in the December 11 Proposal represented a premium of approximately 74% to Adesto's closing share price on December 11, 2019 and of approximately 42% to Adesto's six-month volume-weighted average price. In the December 11 Proposal, Dialog requested that Adesto agree to negotiate with it on an exclusive basis for a period of eight weeks.

        On December 13, 2019, Mr. Derhacobian forwarded the December 11 Proposal to our Board via email and suggested that Adesto discuss this proposal with an outside financial advisor. Mr. Derhacobian and Mr. Shelton contacted representatives of Cowen and invited them to join a meeting of our Board to discuss its expertise and its perspectives on a transaction involving Adesto. Cowen was contacted based on its extensive experience in our industry and familiarity with our business and strategic objectives (including having acted as underwriter of our 2018 equity offering and as initial purchaser in our 2019 convertible note offering). In addition, Mr. Shelton spoke with an additional investment banking firm, and separately invited representatives of that firm to attend a meeting of our Board to discuss its expertise and its perspectives on a transaction involving Adesto.

        On December 20, 2019, our Board held an in-person meeting, together with members of our executive management and representatives of Fenwick & West, and, upon Mr. Derhacobian's invitation, representatives of Cowen and, separately, representatives of the other investment banking firm contacted by Mr. Shelton. The Board discussed the December 11 Proposal. The representatives of the other investment banking firm joined the meeting, reviewed with our Board recent market trends in the semiconductor industry, recent acquisition transactions in the semiconductor industry, and potential strategic partners who might have an interest in engaging in a strategic transaction with Adesto, and then left the meeting. The representatives of Cowen then joined the meeting and made a similar presentation, and then left the meeting. Our Board then discussed the retention of a financial advisor with respect to a potential strategic transaction. Following discussion, our Board determined to retain Cowen, in view of its qualifications and expertise, its extensive experience in our industry and its familiarity with our business and strategic objectives, and directed our executive management to negotiate terms for such engagement for consideration by our Board.

        On December 28, 2019, our Board held a telephonic meeting, together with members of our executive management and representatives of Fenwick & West. Our Board discussed the prior relationships between Cowen and Dialog, and between Cowen and Adesto, that had been disclosed by Cowen and previously shared with our Board. For more information about Cowen's relationships with Dialog and with Adesto, see below under the section captioned "—Opinion of Adesto's Financial Advisor." In addition, our Board discussed the proposed terms upon which Cowen would be engaged. After discussion, our Board determined to engage Cowen as its exclusive financial advisor on the terms presented. Representatives of our executive management then reviewed the December 11 Proposal and the discussions that had occurred with Dialog, and discussed with our Board their expectation that Adesto's financial results for its fourth fiscal quarter would fall below the guidance provided by Adesto in its announcement of its earnings for the third quarter of 2019, and their concern that the anticipated decline in Adesto's stock price following an announcement of such results could make it more difficult to complete a transaction at, or above, the price proposed by Dialog, and could impair Adesto's ability to raise capital on acceptable terms and execute its long-term strategic plan as an independent company. In view of these uncertainties, our Board determined that Adesto stockholder value would be maximized by entering into a transaction prior to the announcement of fourth quarter results and directed our executive management to work with Cowen towards that timing. Our Board then discussed potential next steps for discussions with Dialog, and the potential process to determine if any other parties would offer a higher price to acquire Adesto than that reflected in the December 11 Proposal. Our Board also directed Adesto's senior management to prepare a five-year forecast of Adesto's financial performance as a standalone company for use in our strategic process. After this Board meeting, our executive management requested that representatives of Cowen engage in discussions with Dialog and its financial advisors to determine the highest price as a multiple of forward revenues that Dialog would be willing to pay to acquire Adesto, and also inform Dialog and its financial advisors that Adesto was not prepared at that time to provide Dialog with exclusivity.

        On December 30, 2019, as instructed by our executive management, representatives of Cowen spoke with Mr. Tyndall regarding Adesto's valuation and suggested that Dialog value Adesto at a multiple of four times its anticipated 2020 revenues, implying a per share price of approximately $15.50, and representatives of Dialog indicated that Dialog would not be able to proceed at that valuation.

        On January 1, 2020, representatives of Cowen had a telephonic meeting with Mr. Tyndall and representatives of BMO Capital Markets Corp. ("BMO"), Dialog's financial advisor, during which representatives of Cowen discussed Adesto's business and opportunities for synergies in a combination with Dialog. During this meeting, upon direction from our executive management, representatives of Cowen discussed with representatives of Dialog a valuation of Adesto using a multiple of 3.7 times Adesto's anticipated 2020 revenues, implying a per share price of approximately $13.75, and representatives of Dialog indicated that they would further consider this valuation after they had received, and reviewed, Adesto's projections through 2024.

        On January 3, 2020, our Board held a telephonic meeting, together with members of our executive management and representatives of Fenwick & West. During this meeting, Adesto's executive management updated our Board on the status of discussions with Dialog, including Dialog's indication that it would consider the valuation based on the 3.7 multiple further after reviewing Adesto's projections through 2024 and other non-public information of Adesto. Adesto's executive management then led a discussion of unaudited financial forecasts for Adesto as a standalone company through 2024 that it had prepared. For more information regarding these projections, see the section below captioned "Proposal 1: Adoption of the Merger Agreement—Certain Management Projections Utilized in Connection with the Merger". After discussion, our Board approved providing these projections to Dialog on a confidential basis to inform Dialog's views on the valuation of Adesto, and their use by Cowen in Cowen's financial analysis.

        On January 5, 2020, Adesto and Dialog executed a confidentiality agreement which contained "standstill" provisions that would fall away upon Adesto's entry into a definitive acquisition agreement with a third party and which did not include a provision prohibiting Dialog from making any request that Adesto waive the standstill restriction, known as a "don't ask/don't waive" provision. Following execution of this confidentiality agreement, also on January 5, 2020, Cowen delivered certain confidential information to representatives of BMO, including the projections and Adesto's estimated results of operations for the fourth quarter of 2019. Later on January 5, 2020, representatives of Cowen and Adesto executive management had a telephonic meeting with Mr. Tyndall and representatives of BMO to discuss the estimated results of operations for the fourth quarter of 2019.

        On January 6, 2020, representatives of Adesto senior management, including Mr. Derhacobian and Mr. Shelton, and representatives of Cowen, had a telephonic meeting with Messrs. Bagherli, Tyndall and Jabre and BMO during which Adesto senior management discussed the projections, Adesto's estimated results of operations for the fourth quarter of 2019, and Adesto's business, products and markets. In addition, during this meeting, representatives of Cowen indicated that Adesto's general practice was to announce its fourth quarter results in the latter half of February and that our Board believed that, to maximize Adesto shareholder value, Dialog would need to be in a position to sign and announce a definitive acquisition agreement by that date.

        On January 14, 2020, Mr. Derhacobian and representatives of Cowen had a telephonic meeting with Dr. Bagherli, Mr. Tyndall, Mr. Jabre and representatives of BMO during which the parties discussed the projections in more detail, as well as Adesto's estimated results of operations for the fourth quarter of 2019 and an analysis of certain sensitivities to the projections that had been prepared by Adesto's management at the request of Dialog management that assumed higher growth in Adesto memory business segment. For more information regarding this sensitivity analysis, see the section below captioned "Proposal 1: Adoption of the Merger Agreement—Certain Management Projections Utilized in Connection with the Merger".

        On January 16, 2020, our Board held a telephonic meeting, together with members of our executive management and representatives of Fenwick & West. During this meeting, Adesto's executive management updated our Board on the status of discussions with Dialog. Our Board then discussed perspectives on Adesto's valuation and the risks faced by Adesto as an independent company, and directed our executive management to seek to obtain a price that was greater than $13.00 per share. Our Board then discussed the potential process to determine if any other parties would offer a higher price to acquire Adesto than that reflected in the December 11 Proposal.

        Also on January 16, 2020, following a series of phone calls between representatives of Cowen and Mr. Tyndall, Dialog management informed representatives of Cowen that Dialog would be willing to consider increasing its proposal to acquire Adesto to $13.25 per share in cash.

        On January 17, 2020, Adesto executed an engagement letter with Cowen, effective January 15, 2020, in which it formally engaged Cowen to act as Adesto's financial advisor in connection with a potential transaction involving Adesto.

        Also on January 17, 2020, Dialog delivered to Adesto a revised non-binding indication of interest to acquire Adesto for $13.25 per share in cash (the "January 17 Proposal"). Adesto's per share trading price had increased from a closing price of $7.17 on December 11, 2019 to a closing price of $8.80 on January 16, 2020, and the per share price in the January 17 Proposal represented a premium of approximately 51% to Adesto's closing share price on January 16, 2019 and of approximately 51% to Adesto's six-month volume-weighted average price. Dialog requested that Adesto provide it with access to a virtual data room on January 20, 2020 and engage in in-person due diligence meetings on January 24, 2020 and January 25, 2020, and stated that it anticipated reaffirming its $13.25 price per share on January 30, 2020 following that due diligence process. The January 17 Proposal did not request that Adesto agree at that time to negotiate on an exclusive basis with Dialog, but instead stated that Dialog would need exclusivity after it reaffirmed the $13.25 price per share on January 30, 2020, with such exclusivity extending until February 24, 2020.

        On January 18, 2020, our Board held a telephonic meeting, together with members of our executive management and representatives of Fenwick & West and Cowen. Representatives of Fenwick & West discussed with our Board our Board's fiduciary duties in considering a potential sale of Adesto and in structuring a process designed to maximize stockholder value. Representatives of Cowen reviewed with our Board the January 17 Proposal, Dialog's proposed due diligence process and timing, the discussions that had taken place with representatives of Dialog and BMO and certain financial considerations relating to the January 17 Proposal. Representatives of Cowen then discussed with our Board a process to evaluate potential interest from other parties that might be interested in a transaction with Adesto, and the parties that might be contacted as part of such a process. As part of this discussion, our Board considered whether to include any private equity firms in this process, and decided not to do so. In making that decision, the Board determined that private equity firms would not be likely to propose valuations competitive with the Dialog offer, in view of Adesto's financial profile and the absence of the potential revenue synergies that a strategic party might achieve with an acquisition of Adesto, and in view of the relative lack of interest shown by private equity firms in other recent transactions in Adesto's industry. After discussion, our Board directed our executive management to provide Dialog with access to a virtual data room and to conduct the proposed in-person due diligence meetings on January 24, 2020 and January 25, 2020, and directed representatives of Cowen to reach out to the ten strategic parties our Board determined, after consultation with Cowen, would be most likely to be interested in a transaction with Adesto and had sufficient resources to consummate a transaction.

        On January 20, 2020 and January 21, 2020, as directed by our Board, representatives of Cowen contacted ten strategic parties regarding a potential transaction with Adesto, and advised each party that they would need to submit a proposal prior to our Board's scheduled meeting on January 31, 2020 to move forward in the process. Over the following ten days, eight of these parties indicated that they were not interested in pursuing a transaction with Adesto, one party, referred to as Party A, indicated interest in discussing a possible acquisition of Adesto, and one of these parties, referred to as Party B, indicated that it was unlikely that it would be interested in pursuing a transaction with Adesto, but that it would conduct further internal review. Party B did not subsequently contact Adesto or Cowen regarding a potential transaction with Adesto.

        On January 21, 2020, Adesto provided Dialog with access to an online data room containing customary due diligence materials.

        On January 24, 2020, Adesto entered into a confidentiality agreement with Party A to enable Party A to review certain non-public information of Adesto to evaluate a potential offer. This confidentiality agreement contained "standstill" provisions that would fall away upon Adesto's entry into a definitive acquisition agreement with a third party and did not include a "don't ask/don't waive" provision. Later that day, representatives of Adesto delivered to Party A certain information regarding Adesto.

        On January 24, 2020 and January 25, 2020, members of our executive management, including Mr. Derhacobian, Mr. Shelton, David Aaron (Adesto's general counsel), and representatives of Cowen met in-person with members of Dialog's executive management and representatives of BMO to discuss Adesto's business units, operations, technology, products, employees, customers and financial position. On January 25, 2020 representatives of Hogan Lovells US LLP ("Hogan Lovells"), Dialog's outside legal counsel, participated in a legal due diligence call with Mr. Aaron and representatives of Fenwick & West.

        On January 27, 2020, members of our executive management, including Mr. Derhacobian, Mr. Shelton, Mr. Aaron and representatives of Cowen, met with representatives of Party A and representatives of Party A's financial advisor to provide an overview of Adesto's business and to review and discuss information regarding Adesto's business units, operations, technology, products, employees, customers and financial position, including Adesto's projections and its estimated results of operations for the fourth quarter of 2019. During the week of January 27, 2020, our executive management conducted additional due diligence meetings with representatives of Dialog.

        On January 28, 2020, Dialog delivered to Adesto a letter reaffirming its non-binding proposal to acquire Adesto for $13.25 per share, together with a draft exclusivity agreement and a draft merger agreement. In this letter, Dialog required that Adesto agree to negotiate exclusively with Dialog regarding a potential acquisition transaction until February 24, 2020 and targeted a transaction announcement at that time. The draft merger agreement included a termination fee equal to 3.99% of Adesto's equity value, which would be payable by Adesto in the event that, among other situations, Adesto were to terminate the merger agreement to accept a Superior Offer and enter into a definitive agreement providing for consummation of the transaction contemplated by such Superior Offer, and included a requirement that Adesto pay Dialog's transaction expenses if Adesto's stockholders failed to adopt the Merger Agreement at the special meeting of stockholders held for that purpose. The draft merger agreement noted that the potential for a CFIUS filing was to be discussed. The draft merger agreement also indicated that Mr. Derhacobian would be expected to enter into a noncompetition agreement concurrently with the execution of the merger agreement.

        Also on January 28, 2020, Adesto provided Party A with access to selected non-public materials regarding Adesto, followed by access to the online data room on January 31, 2020.

        On January 31, 2020, Party A delivered a non-binding indication of interest to acquire Adesto for a price between $12.25 to $13.25 per share.

        Later that same day, our Board held a telephonic meeting, together with members of our executive management and representatives of Fenwick & West and Cowen. Representatives of Cowen reviewed with our Board the results of the outreach to other parties potentially interested in a transaction with Adesto and the status of discussions with Dialog and Party A and of each party's due diligence review and described Dialog's reaffirmed proposal and request for exclusivity and the price range proposed by Party A. Representatives of Cowen then discussed with our Board Adesto's historical stock trading prices, its financial trends and a preliminary financial analysis of Adesto based on the projections (including an extrapolation of the projections through 2025 and which reflected immaterial adjustments to the projections reviewed by our Board at the meeting on January 3, 2020 as a result of further review by our management after that meeting). A representative of Fenwick & West then reviewed with our Board its fiduciary duties in considering Dialog's request for exclusivity, and discussed with our Board the key terms of the draft merger agreement delivered by Dialog and the possibility that Dialog might condition the consummation of the merger on clearance by CFIUS, and the Board members provided input on the position to be taken with respect to these matters. Our Board then discussed the request by Dialog for an exclusivity agreement and the proposed response to Dialog, and considered (among other things) the following factors: the results of the outreach to other parties potentially interested in a transaction with Adesto; that Dialog's reaffirmed proposal was informed by extensive business and financial due diligence; the potential timing for a transaction with Dialog, or that Dialog might cease negotiations if Adesto did not enter into this exclusivity agreement; and the risk that if the execution of a definitive agreement with Dialog was delayed until after Adesto had announced its results for the fourth quarter of 2019, Adesto's stock price could decline significantly and, as a result, Dialog might reduce its proposed per share consideration. After discussion, our Board directed representatives of Cowen to continue discussions with Party A in order to determine whether Party A would increase its proposed per share price, directed representatives of Fenwick to negotiate the terms of the exclusivity agreement with Dialog, and authorized Adesto to enter into the negotiated exclusivity agreement with Dialog unless Party A were to indicate interest at a price per share that was competitive with the $13.25 per share price proposed by Dialog. In addition, our Board directed representatives of Fenwick & West to begin negotiation of the merger agreement with Dialog and its legal counsel.

        Later on January 31, 2020, Mr. Derhacobian spoke with the chief executive officer of Party A, and representatives of Cowen spoke with representatives of the financial advisor to Party A, and each indicated in these discussions that Party A would need to provide a specific per share price that was above the high end of the proposed price range of $12.25 to $13.25 per share in order for Party A's proposal to be competitive.

        On February 1, 2020, representatives of Fenwick & West delivered revised drafts of the exclusivity agreement and merger agreement to Hogan Lovells. The revised exclusivity agreement provided that the exclusivity agreement would automatically terminate if Dialog proposed a transaction at a purchase price less than $13.25 per share. The revised merger agreement included a termination fee equal to 3.0% of the equity value of the transaction and removed the requirement that Adesto reimburse Dialog for its transaction expenses in the event Adesto's stockholders failed to adopt the Merger Agreement at the special meeting of stockholders held for that purpose. In addition, the revised draft removed the requirement that Mr. Derhacobian enter into a noncompetition agreement concurrently with the execution of the merger agreement, and modified certain provisions, including the definition of "Material Adverse Effect", to make it more difficult for Dialog to not complete the proposed transaction following execution of the merger agreement. That same day, representatives of Fenwick & West delivered a draft merger agreement to Party A's outside legal counsel and scheduled a legal due diligence meeting for February 3, 2020.

        On February 2, 2020, Adesto and Party A discussed Adesto's estimated financial results for the fourth quarter of 2019. Later on the same day, Party A notified Adesto that it was terminating discussions regarding an acquisition of Adesto. Thereafter, on that same day, Adesto and Dialog executed the exclusivity agreement.

        On February 5, 2020, our Board had a regular scheduled meeting, together with members of our executive management and representatives of Fenwick & West. In addition to our Board's regular quarterly discussions of our business, operations and plans, our Board discussed the status of the discussions with Dialog and Party A, and the process that was expected for completion of negotiations and due diligence with Dialog.

        On February 6, 2020, representatives of Hogan Lovells delivered to Fenwick & West a revised draft of the merger agreement and an initial draft of a voting and support agreement, which included a proxy, to be entered into by Adesto's Board members and executive officers which required the Board members and executive officers to, among other things, vote the shares of Adesto Common Stock beneficially owned by them and for which they hold voting rights in favor of the Merger and the adoption of the Merger Agreement and against any alternative transaction, and which would terminate upon termination of the merger agreement, among other circumstances. The revised draft merger agreement provided for a termination fee equal to 3.75% of the equity value of Adesto and did not require reimbursement of Dialog's transaction expenses in the event Adesto's stockholders failed to adopt the Merger Agreement at the special meeting held for that purpose. The revised draft also conditioned Dialog's obligations to consummate the transaction on obtaining CFIUS clearance and did not provide for a reverse breakup fee relating to failure to satisfy this condition. In addition, the revised draft reinstated the requirement that Adesto's Chief Executive Officer would be required to enter into noncompetition agreements concurrently with the execution of the merger agreement.

        On February 7, 2020, representatives of Fenwick & West and Hogan Lovells met by telephone to negotiate the terms of the merger agreement. During this discussion, representatives of Hogan Lovells indicated that Dialog expected that Mr. Derhacobian would enter into a noncompetition agreement concurrently with the execution of the merger agreement, and that no other employees of Adesto would be required to do so.

        On February 9, 2020, Fenwick & West delivered a revised draft of the merger agreement to Hogan Lovells. The revised draft provided for, among other things, a termination fee 3.25% of the equity value of Adesto and indicated that Adesto would review Dialog's request for a CFIUS closing condition and respond to it at a later time following further analysis and discussion with our Board.

        On February 10, 2020, Fenwick & West delivered to Hogan Lovells an initial draft of the confidential disclosure schedules required in connection with the draft merger agreement.

        On February 11, 2020, representatives of Fenwick & West delivered a further revised draft of the merger agreement to Hogan Lovells. The revised draft provided for, among other things, a reverse breakup fee that would be payable if either party terminated the agreement under certain circumstances relating to a failure to obtain CFIUS approval for the transaction, in the event that the parties agreed to a CFIUS-related closing condition.

        On February 12, 2020, representatives of Fenwick & West and Hogan Lovells negotiated open points in the merger agreement, including the size of the termination fee, the inclusion of a CFIUS closing condition and the size of a reverse breakup fee payable by Dialog if the merger agreement was terminated under certain circumstances relating to a failure to obtain CFIUS approval for the transaction, assuming a CFIUS-related closing condition was agreed. Later that same day, representatives of Hogan Lovells delivered to Fenwick & West a revised draft of the merger agreement which provided for, among other things, a termination fee equal to 3.5% of the equity value of Adesto, a CFIUS closing condition and a reverse breakup fee not to exceed 3.5% of the equity value of Adesto if the merger agreement were terminated under certain circumstances relating to a failure to obtain CFIUS approval for the transaction. From February 12 through February 19, 2020, representatives of Fenwick & West and Hogan Lovells continued to negotiate, and exchange drafts, of the merger agreement.

        On February 14, 2020, representatives of Hogan Lovells delivered to Fenwick & West a draft noncompetition agreement to be executed by Mr. Derhacobian concurrently with the parties' execution of the merger agreement.

        Also on February 14, 2020, our Board met, together with members of our executive management and representatives of Fenwick & West. Mr. Derhacobian provided our Board with an update on the discussions with Dialog, and the status of Dialog's due diligence process. A representative of Fenwick & West reviewed with our Board the terms of the most recent draft merger agreement and certain remaining open issues, and our Board provided input on those issues. In particular, at this meeting, our Board discussed the proposed CFIUS closing condition and related reverse breakup fee, and after discussion, determined to accept this condition, and a reverse breakup fee equal to 3.5% of the equity value of Adesto.

        During this period, Dialog and its representatives continued their due diligence review of Adesto.

        On February 17, 2020 our Board met, together with members of our executive management and representatives of Fenwick & West and Cowen. Representatives of Cowen reviewed with our Board a preliminary financial analysis of Adesto. A representative of Fenwick & West then reviewed with our Board its fiduciary duties in connection with potentially approving the merger agreement, the merger and the related transactions and its exercise of its fiduciary duties in its direction of the strategic process to increase Dialog's initial offer to acquire Adesto for $10.20 per share to $13.25 per share, and of the solicitation of proposals from other parties potentially interested in a transaction with Adesto. In addition, a representative of Fenwick & West reviewed with our Board the terms of the most recent draft merger agreement, and our Board and the representative of Fenwick & West discussed certain remaining open issues. The Board members then discussed the merger, and the risks faced by Adesto as a stand-alone company. Members of our executive management then reviewed with our Board proposed restricted stock units and performance restricted stock units to be granted to employees of Adesto, including members of executive management, as part of their regular annual compensation review. Our Board noted that these grants had been discussed, and approved, by the compensation committee of our Board at meetings on February 5, February 8, February 10 and February 14, 2020, that the size of the grants was determined based on methodologies that were consistent with those used in prior years and that the timing of these grants was consistent with prior years. Following that discussion, our Board approved these grants.

        On February 18, 2020, Dr. Bagherli informed Mr. Derhacobian that Dialog's board of directors had met to discuss the merger and discussed concerns that had arisen regarding Adesto's anticipated 2020 financial results and longer term prospects as a result of the risks and uncertainties faced by Adesto's business, and that based on this discussion, Dialog was reducing its proposed per share price to $12.00. Adesto's per share trading price had decreased from a closing price of $8.80 on January 16, 2020 to a closing price of $7.67 on February 18, 2020 and the proposed price of $12.00 per share represented a premium of approximately 56% to Adesto's closing share price on February 18, 2020. Following further discussion between Dr. Bagherli and Mr. Derhacobian, Dr. Bagherli indicated that

Dialog might be able to increase this newly proposed per share price to $12.25, and Mr. Derhacobian indicated that he would need to discuss this new price with our Board. Because the new proposal was at a price less than $13.25 per share, the exclusivity agreement between Adesto and Dialog automatically terminated pursuant to its terms.

        Following this discussion, later on February 18, 2020, representatives of Cowen, at the direction of our executive management, contacted the chief executive officer of Party A to determine whether it would be interested in resuming discussions of an acquisition of Adesto, and the price at which it would be interested in proceeding towards such a transaction. The chief executive of Party A stated that Party A would only be interested in doing so at an enterprise value of approximately $350 million. An enterprise value of $350 million would represent a price per share of approximately $8.60.

        Early in the morning of February 19, 2020, our Board met, together with members of our executive management and representatives of Fenwick & West and Cowen, and discussed the revised proposal by Dialog of a per share price of up to $12.25 and the results of the outreach to Party A. A representative of Cowen reviewed with our Board a preliminary financial analysis of the merger at this revised price per share, and a representative of Fenwick discussed with our Board its fiduciary duties in considering this revised proposal and provided an update on the resolution of the open issues in the merger agreement that had been discussed at the previous Board meeting. Our Board then discussed Adesto's valuation, the risks faced by it as a stand-alone company and the response to Dialog's revised proposal. Following discussion, our Board directed Mr. Derhacobian to seek to negotiate an increase in the revised per share price from Dialog.

        Following this meeting, and as directed by our Board, Mr. Derhacobian spoke with Dr. Bagherli and discussed Dialog's revised price per share to acquire Adesto. Following this discussion, Dialog indicated that it would be willing to proceed at a price per share of $12.55.

        Later on February 19, 2020, our Board met again, together with members of our executive management and representatives of Fenwick & West and Cowen. A representative of Fenwick & West reviewed with our Board the terms of the final merger agreement, which had previously been distributed to our Board. The representative of Fenwick & West then reviewed with our Board its fiduciary duties in connection with potentially approving the merger agreement, the merger and the related transactions and reviewed our Board's exercise of its fiduciary duties in its direction of the strategic process to increase Dialog's initial offer to acquire Adesto for $10.20 per share to $13.25 per share, and then from $12.00 per share to $12.55 per share, and of soliciting and negotiating potentially superior proposals from other parties potentially interested in a transaction with Adesto. Cowen then delivered its oral opinion to our Board, subsequently confirmed by delivery of a written opinion, dated February 19, 2020, to the effect that, as of that date and subject to the various assumptions and limitations set forth in Cowen's opinion, the consideration of $12.55 per share of Adesto Common Stock to be received by Adesto stockholders in the merger was fair, from a financial point of view, to such stockholders, other than Dialog and its affiliates. For more information about Cowen's opinion, see the section below captioned "—Opinion of Adesto's Financial Advisor." Following further discussion and consideration of the merger agreement and the merger, our Board unanimously determined that the merger and the merger agreement are advisable and fair to, and in the best interests of, Adesto and its stockholders, authorized and approved the execution, delivery and performance of the merger agreement by Adesto and approved the merger, and recommended the adoption of the merger agreement by Adesto's stockholders and directed that the merger agreement be submitted for adoption by Adesto's stockholders at a special meeting called for such purpose.

        Early in the morning on February 20, 2020, Adesto, Dialog and Merger Sub executed the merger agreement. Concurrently with the execution of the merger agreement, the members of our Board and our executive officers executed the voting and support agreement.

        Subsequently on February 20, 2020, prior to the commencement of trading on the Frankfurt Stock Exchange (on which Dialog's ordinary shares are traded), Adesto and Dialog publicly announced entry into the merger agreement.

Recommendation of our Board and Reasons for the Merger

Recommendation of our Board

        Our Board has unanimously (1) determined that the Merger Agreement and the Merger are advisable, fair to and in the best interests of Adesto and our stockholders, and (2) approved the Merger Agreement and the Merger.

        OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE (1) "FOR" THE PROPOSAL TO ADOPT THE MERGER AGREEMENT; AND (2) "FOR" THE ADJOURNMENT PROPOSAL.

Reasons for the Recommendation of the Board of Directors

        Our Board unanimously (a) determined that the Merger Agreement and the Merger are advisable and fair to and in the best interests of Adesto and its stockholders, (b) authorized and approved the execution, delivery and performance of the Merger Agreement by Adesto and approved the Merger, (c) directed that the Merger Agreement be submitted for adoption by Adesto's stockholders at a special meeting called for such purpose and (d) recommends that Adesto stockholders adopt the Merger Agreement (the "Board Recommendation").

        In evaluating the Merger Agreement, the Merger and the other Transactions, our Board consulted with Fenwick & West, our outside legal counsel, Cowen, our financial advisor, and senior management. In recommending that our stockholders vote in favor of adoption of the Merger Agreement, our Board considered numerous factors relating to the Merger Agreement, the Merger and the other Transactions, including the following factors (which are not necessarily presented in order of relative importance):

        Financial Terms of the Merger and Certainty of Value for our Stockholders.    Our Board considered that the Merger Consideration would provide our stockholders with the opportunity to receive a significant premium over the market price for the shares of Adesto Common Stock. Specifically, our Board reviewed the Merger Consideration in light of the current and historical performance of Adesto Common Stock, and considered among other things:

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  the fact that the Merger Consideration is payable in cash, which allows our stockholders to realize immediate and certain value for their investment in Adesto and enables our stockholders to avoid further risk of holding Adesto Common Stock and exposure to the risks and uncertainties of Adesto's business on a standalone basis;

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  the fact that the Merger Consideration represents an approximately 63.6% premium to the closing price of $7.67 per share on February 18, 2020, the last trading day before the day on which our Board approved the Merger; and an approximately 60.5% premium to the 30-day trailing average closing price of $7.82 per share for the 30-day period ending February 18, 2020;

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  the fact that we, with the assistance of Fenwick & West and Cowen, engaged in a strategic process that created opportunities for other potentially interested parties to negotiate a transaction with us if such parties desired to do so, and the fact that this process did not result in any proposals that would be competitive with the transaction with Dialog;

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  our Board's belief that we, with the assistance of Cowen, had negotiated the highest price per share that Dialog was willing to pay to acquire Adesto and the highest price reasonably available for the acquisition of Adesto under the circumstances; and

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  the financial analysis presented to the Board by Cowen with respect to the Merger and the opinion of Cowen to the Board to the effect that, as of February 19, 2020, and subject to the various assumptions and limitations set forth therein, the consideration of $12.55 in cash per share of Adesto Common Stock to be received by Adesto stockholders, in the Merger was fair, from a financial point of view, to such stockholders, other than Dialog and its affiliates, as more fully described below under the section captioned "—Opinion of Adesto's Financial Advisor," which full text of the written opinion is attached as Annex B to this proxy statement and is incorporated by reference in this proxy statement in its entirety.

        Our Prospects and Financial Condition.    Our Board also considered our business and financial prospects and the risks of continuing to operate as a standalone company, including the following:

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  the fact that Adesto's financial results for the fourth quarter of 2019 were expected to fall below the guidance provided by Adesto in its announcement of its earnings for the third quarter of 2019, and that the anticipated decline in Adesto's stock price following an announcement of such results could impair Adesto's ability to raise capital on acceptable terms and execute its long-term strategic plan as an independent company, which prompted our Board to determine that stockholder value would be maximized by entering into a transaction prior to the announcement of fourth quarter results and directed our executive management and the representatives of Fenwick & West and Cowen to work towards that timing;

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  the growing challenges faced by the semiconductor industry, including macroeconomic trends, such as the near-term market outlook within the industry, and the fact that the industry is highly competitive, cyclical and subject to constant and rapid technological change and wide fluctuations in product supply and demand;

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  that we currently have substantial indebtedness, and will need to secure additional debt or equity financing on favorable terms to meet future capital needs or to repay or refinance outstanding indebtedness, which, as discussed above, may have been rendered more difficult by our anticipated earnings results for the fourth fiscal quarter of 2019;

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  that we may experience difficulties in realizing the expected benefits of the acquisitions of S3 Asic Semiconductors Limited, or S3, and Echelon Corporation, or Echelon, which we had consummated in 2018, and may continue to incur significant acquisition-related costs and transition costs in connection with these acquisitions;

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  that we are subject to international and geopolitical risks, especially in China, where: (i) future outbreaks of the coronavirus or other widespread public health problems could lead to quarantines, shutdowns, shipping or logistics changes; (ii) other disruptions could impair our ability to obtain semiconductor components; and (iii) tariffs and trade restrictions could increase our costs, as we rely on third parties in China to manufacture, package, assemble and test the semiconductor components comprising our products;

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  that we are dependent on a limited number of OEMs and customers for a significant portion of our revenue, the loss of, or reduction in demand by, any of which would adversely affect our revenue; and

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  the other risks and uncertainties discussed in Adesto's public filings with the SEC, included in our Annual Report on Form 10-K for the year ended December 31, 2019, which is incorporated by reference.

        The Terms of the Merger Agreement.    Our Board considered the terms of the Merger Agreement, including:

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  the nature of the conditions to completion of the Merger included in the Merger Agreement, as well as the likelihood of satisfaction or waiver of all of the conditions to the completion of the Merger;

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  the obligation of the parties to use reasonable best efforts to obtain approvals or clearances, as applicable, from CFIUS and applicable antitrust and competition authorities, including by agreeing to certain remedies (provided that the actions taken in respect of such remedies would not, individually or in the aggregate, reasonably be expected to reduce the reasonably anticipated benefits to Dialog (including anticipated synergies) of the Transactions in an amount that is financially material relative to the value of Adesto and its subsidiaries as a whole) and Dialog's obligation to pay a termination fee of $15.76 million to Adesto in the event that the Merger Agreement is terminated under certain circumstances relating to a failure to receive CFIUS approval;

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  the fact that Dialog's obligations pursuant to the Merger Agreement are not subject to any financing condition or similar contingency based on Dialog's ability to obtain financing, and that Adesto would be entitled to specifically enforce the Merger Agreement in accordance with its terms, including the obligations of Dialog to complete the Merger, regardless of the availability or terms of Dialog's financing;

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  Adesto's right to, in accordance with the terms of the Merger Agreement, engage in negotiations with, and provide non-public information to, a third party that makes an unsolicited Acquisition Proposal that is received prior to the adoption of the Merger Agreement by Adesto stockholders, if our Board determines in good faith, after consultation with our financial advisor and outside legal counsel, that (a) such Acquisition Proposal constitutes, or could reasonably be expected to result in, a Superior Offer and (b) failure to take such action could reasonably be expected to be inconsistent with its fiduciary obligations to Adesto's stockholders under applicable Delaware law;

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  the right of our Board to withdraw or modify our Board Recommendation and, in certain circumstances, terminate the Merger Agreement if, subject to compliance with the terms of the Merger Agreement and after consultation with our outside legal counsel, it determines in good faith that, in light of the applicable circumstances, the failure to effect such withdrawal or modification, or to terminate the Merger Agreement, would reasonably be expected to be inconsistent with our Board's fiduciary obligations to our stockholders under applicable Delaware law, subject to Adesto's obligation to pay the Company Termination Fee in the event of a termination of the Merger Agreement under certain circumstances following such withdrawal or modification;

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  the fact that the Supporting Stockholders have signed the Support Agreements obligating them to vote the shares of Adesto Common Stock beneficially owned by them and for which there are voting rights in favor of the adoption of the Merger Agreement until termination of the Support Agreements, which occurs upon the earliest of certain conditions, including the valid termination of the Merger Agreement;

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  the right of Adesto and Dialog to receive a grant of specific performance to prevent breaches and to enforce the Merger Agreement;

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  the nature of the representations, warranties and covenants of Adesto in the Merger Agreement;

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  the requirement that Adesto or Dialog pay a termination fee to the other party under certain circumstances specified in the Merger Agreement;

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  that the adoption of the Merger Agreement requires the affirmative vote of the holders of a majority of the shares of Adesto Common Stock outstanding on the record date; and

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  our Board's belief that the Merger Agreement was the product of arm's-length negotiation and contains customary terms and conditions.

        General Matters.    Our Board considered a number of other factors related to the Transactions, including:

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  the availability of statutory appraisal rights under the DGCL for the holders of Adesto Common Stock who comply with the required procedures under the DGCL; and

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  the fact that the Merger Agreement and the Transactions were unanimously approved by our Board, which is comprised of a majority of independent directors who are neither affiliated with Dialog nor employees of Adesto, and which retained and received advice from Fenwick & West and Cowen in evaluating, negotiating and recommending the terms of the Merger Agreement.

        Other Considerations.    Our Board also considered a number of risks, uncertainties and potentially negative factors in its deliberations concerning the Merger Agreement and the Transactions, including:

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  the need to obtain certain regulatory clearances and approvals, and the fact that (a) Dialog will not be required, and Adesto and its subsidiaries will not be permitted without Dialog's consent, to agree to certain remedies if the actions taken in respect of such remedies would, individually or in the aggregate, reasonably be expected to reduce the reasonably anticipated benefits to Dialog (including anticipated synergies) of the Transactions in an amount that is financially material relative to the value of Adesto and its subsidiaries as a whole and (b) Dialog will not be required to commence or contest any judicial legal proceeding relating to the Transactions (but our Board also took into consideration the fact that Dialog is not entitled to rely on the non-satisfaction of the closing conditions relating to absence of restraints or absence of governmental litigation (either as a basis for not consummating the Merger or for terminating the Merger Agreement and abandoning the Merger) based on such a legal proceeding or any order resulting therefrom if Dialog has not used its reasonable best efforts to defend against such legal proceeding);

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  the fact that the non-solicitation provisions of the Merger Agreement restrict Adesto's ability to solicit or, subject to certain exceptions, engage in discussions or negotiations with third parties regarding, Acquisition Proposals, and the fact that, upon termination of the Merger Agreement under certain specified circumstances, Adesto will be required to pay the Company Termination Fee, which could have the effect of discouraging Acquisition Proposals or reduce the price of such proposals;

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  the fact that our stockholders will not participate in any potential future earnings or growth of Adesto and will not benefit from any potential appreciation in the value of Adesto, including any appreciation in value that could be realized as a result of the combination of Adesto with Dialog;

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  the possible effects of the pendency of the Merger or termination of the Merger Agreement on our stock price, business, operating results, prospects, management, employees, customers, distributors, manufacturers and suppliers, including potential diversion from day-to-day operations, and the possibility that the pendency of the Merger or termination of the Merger Agreement could result in stockholder litigation;

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  the restrictions on the conduct of Adesto's business prior to the consummation of the Merger, including the requirement that Adesto conduct its business in the ordinary course in all material respects, subject to specific exceptions, which may delay or prevent Adesto from undertaking business opportunities that may arise before the completion of the Merger and that, absent the Merger Agreement, Adesto might have pursued; and

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  the fact that receipt of the Merger Consideration payable upon the consummation of the Merger would generally be a taxable transaction for U.S. federal income tax purposes (see the section captioned "—Material U.S. Federal Income Tax Consequences of the Merger".

        The foregoing discussion of the information and factors considered by our Board is not intended to be exhaustive, but includes the material factors considered by our Board. In view of the variety of factors considered in connection with its evaluation of the Merger and the Merger Agreement, our Board did not find it practicable to, and did not, quantify or otherwise assign relative weights to the specific factors considered in reaching its determination and recommendation. In addition, individual directors may have given different weights to different factors. Our Board did not undertake to make specific determinations as to whether any factor, or any particular aspect of any factor, supported or did not support its ultimate determination. Our Board based its recommendation on the totality of the information presented and concluded that the potential risks, potential uncertainties, restrictions and potentially negative factors associated with the Merger and the Merger Agreement were outweighed by the potential benefits of the Merger and the Merger Agreement to our stockholders.

        In considering the recommendation of our Board that Adesto's stockholders adopt the Merger Agreement, you should be aware that our directors and executive officers may have interests in the Merger that are different from, or in addition to, yours. Our Board was aware of and considered these interests, among other matters, in evaluating and negotiating the Merger Agreement and the terms of the Merger, and in recommending that the Merger Agreement be adopted by our stockholders. See the section captioned "—Interests of our Directors and Executive Officers in the Merger."

        Portions of this explanation of the reasons for the Merger and other information presented in this section are forward-looking in nature and, therefore, should be read in light of the section captioned "Forward-Looking Information."

Opinion of Adesto's Financial Advisor

        Adesto retained Cowen to act as its exclusive financial advisor in connection with certain potential transactions, including a possible sale of or other business combination involving Adesto, and to render an opinion to the Board as to the fairness, from a financial point of view, of the consideration of $12.55 in cash per share of Adesto Common Stock to be received by Adesto stockholders, other than Dialog and its affiliates, in the Merger.

        On February 19, 2020, Cowen delivered its opinion to the Board to the effect that, as of that date and subject to the various assumptions and limitations set forth therein, the consideration of $12.55 in cash per share of Adesto Common Stock to be received by Adesto stockholders in the Merger was fair, from a financial point of view, to such stockholders, other than Dialog and its affiliates.

        The full text of the written opinion of Cowen, dated February 19, 2020, is attached as Annex B hereto and is incorporated herein by reference. Adesto encourages Adesto stockholders to read the opinion in its entirety for the assumptions made, procedures followed, other matters considered and limits of the review by Cowen. The summary of the written opinion of Cowen set forth herein is qualified in its entirety by reference to the full text of such opinion. Cowen's analyses and opinion were prepared for and addressed to the Board and are directed only to the fairness, from a financial point of view, of the consideration of $12.55 in cash per share of Adesto Common Stock to be received by Adesto stockholders, other than Dialog and its affiliates, in the Merger. Cowen's opinion is not a recommendation to any stockholder or any other person as to whether such stockholder or such person should take any other action in connection with the Merger or otherwise.

        In arriving at its opinion, Cowen reviewed and considered such financial and other matters as it deemed relevant, including, among other things:

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  a draft of the Merger Agreement dated February 19, 2020;

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  certain publicly available financial and other information for Adesto and certain other relevant financial and operating data furnished to Cowen by Adesto management;

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  certain internal financial analyses, financial forecasts, reports and other information concerning Adesto prepared by Adesto management (the "Projections"); for further information regarding the Projections, see the section captioned "—Certain Management Projections Utilized in Connection with the Merger";

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  discussions Cowen had with certain members of Adesto management concerning the historical and current business operations, financial condition and prospects of Adesto and such other matters Cowen deemed relevant;

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  certain operating results of Adesto as compared to the operating results of certain publicly traded companies Cowen deemed relevant;

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  certain financial and stock market information for Adesto as compared with similar information for certain publicly traded companies that Cowen deemed relevant;

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  certain financial terms of the Merger as compared to the financial terms of certain selected business combinations Cowen deemed relevant; and

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  such other information, financial studies, analyses and investigations and such other factors that Cowen deemed relevant for the purposes of its opinion.

        In conducting its review and arriving at its opinion, Cowen, with the consent of the Board, assumed and relied, without independent investigation, upon the accuracy and completeness of all financial and other information provided to it by Adesto or which was publicly available or was otherwise reviewed by Cowen. Cowen did not undertake any responsibility for the accuracy, completeness or reasonableness of, or independent verification of, such information. Cowen relied upon, without independent verifications, the assessment of Adesto management as to the existing products and services of Adesto and the viability of, and risks associated with, the future products and services of Adesto. In addition, Cowen did not conduct or assume any obligation to conduct any physical inspection of the properties or facilities of Adesto. Cowen further relied upon Adesto's representation that all information provided to it by Adesto was accurate and complete in all material respects. Cowen, with the consent of the Board, assumed that the Projections were reasonably prepared by Adesto management on bases reflecting the best currently available estimates and good faith judgments of Adesto management as to the future performance of Adesto, and that such forecasts provided a reasonable basis for its opinion. Cowen expressed no opinion as to the Projections or the assumptions on which they were made. Cowen expressly disclaimed any undertaking or obligation to advise any person of any change in any fact or matter affecting its opinion of which Cowen became aware after the date of its opinion.

        Cowen assumed that there were no material changes in the assets, liabilities, financial condition, results of operations, business or prospects of Adesto since the date of the last financial statements made available to Cowen. Cowen did not make or obtain any independent evaluations, valuations or appraisals of the assets or liabilities of Adesto, nor was Cowen furnished with such materials. In addition, Cowen did not evaluate the solvency or fair value of Adesto, Dialog or Merger Sub under any state or federal laws relating to bankruptcy, insolvency or similar matters. Cowen's opinion did not address any legal, tax or accounting matters related to the Merger Agreement or the Merger, as to which it assumed that Adesto and the Board received such advice from legal, tax and accounting advisors as each had determined appropriate. Cowen's opinion addressed only the fairness of the consideration of $12.55 in cash per share of Adesto Common Stock, from a financial point of view, to the stockholders of Adesto, other than Dialog and its affiliates. Cowen expressed no view as to any other aspect or implication of the Merger or any other agreement, arrangement or understanding entered into in connection with the Merger or otherwise. Cowen's opinion was necessarily based upon economic and market conditions and other circumstances as they existed and could be evaluated by Cowen on the date of its opinion. It should be understood that although subsequent developments may affect Cowen's opinion, Cowen does not have any obligation to update, revise or reaffirm its opinion and expressly disclaims any responsibility to do so.

        Cowen did not consider any potential legislative or regulatory changes currently being considered or recently enacted by the United States or any foreign government, or any domestic or foreign regulatory body, or any changes in accounting methods or generally accepted accounting principles that may be adopted by the SEC, the Financial Accounting Standards Board, or any similar foreign regulatory body or board.

        For purposes of rendering its opinion, Cowen assumed, in all respects material to its analysis, that the representations and warranties of each party contained in the Merger Agreement were true and correct, that each party would perform all of the covenants and agreements required to be performed by it under the Merger Agreement and that all conditions to the consummation of the Merger would be satisfied without waiver thereof. Cowen assumed that the final form of the Merger Agreement would be substantially similar to the last draft reviewed by Cowen. Cowen also assumed that all governmental, regulatory and other consents and approvals contemplated by the Merger Agreement would be obtained and that in the course of obtaining any of those consents no restrictions would be imposed or waivers made that would have an adverse effect on the contemplated benefits of the Merger. Cowen assumed that the Merger will be consummated in a manner that complies with the applicable provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all other applicable state or federal statutes, rules and regulations.

        Cowen's opinion was intended for the benefit and use of the Board in its consideration of the financial terms of the Merger and may not be disclosed, referred to, or communicated (in whole or in part) to any third party for any purpose whatsoever except with Cowen's prior written approval. However, Cowen's opinion may be reproduced in full in disclosure documents relating to the Merger which Adesto is required to file under the Securities Exchange Act of 1934, as amended, including this proxy statement. Cowen's opinion is not a recommendation to any stockholder of Adesto or any other person as to how to vote with respect to the Merger or to take any other action in connection with the Merger or otherwise. Cowen was not requested to opine as to, and its opinion does not in any manner address, Adesto's underlying business decision to effect the Merger or the relative merits of the Merger as compared to other business strategies or transactions that might be available to Adesto. In addition, Cowen was not asked to opine as to, and its opinion does not in any manner address, (i) the fairness of the amount or nature of the compensation to any of Adesto's officers, directors or employees, or class of such persons, relative to the compensation to the public stockholders of Adesto, or (ii) whether Dialog has sufficient cash, available lines of credit or other sources of funds to enable it to pay the consideration of $12.55 in cash per share of Adesto Common Stock at the closing of the Merger.

Summary of Material Financial Analyses

        The following is a summary of the material financial analyses performed by Cowen to arrive at its opinion. Some of the summaries of financial analyses include information presented in tabular format. In order to fully understand the financial analyses, the tables must be read together with the text of each summary. The tables alone do not constitute a complete description of the financial analyses. Considering the data set forth in the tables without considering the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of the financial analyses. Cowen performed certain procedures, including each of the financial analyses described below, and reviewed with the Board and Adesto management the assumptions on which such analyses were based and other factors, including the historical and projected financial results of Adesto.

Analysis of Selected Publicly Traded Companies

        To provide contextual data and comparative market information, Cowen compared selected operating and financial data and multiples for Adesto to the corresponding data and multiples of certain other companies in the semiconductor industry (the "Selected Companies") whose securities are publicly traded and that Cowen believes in the exercise of its professional judgment to have one or more businesses or operating characteristics, market valuations and trading valuations similar to what might be expected of Adesto. These companies were:

  •
  Dialog;

  •
  DSP Group, Inc.;

  •
  Everspin Technologies, Inc.;

  •
  Macronix International Co., Ltd.;

  •
  Nordic Semiconductor ASA;

  •
  NXP Semiconductors N.V.;

  •
  ON Semiconductor Corporation;

  •
  Silicon Laboratories Inc.;

  •
  Silicon Motion Technology Corporation;

  •
  STMicroelectronics N.V.; and

  •
  Synaptics Incorporated.

        The data and multiples reviewed by Cowen included:

  •
  the market capitalization of equity plus debt and debt-like instruments less cash ("Implied Enterprise Value") of each of the Selected Companies, as a multiple of revenue and as a multiple of earnings before interest expense, income taxes, depreciation and amortization and excluding the effects of stock-based compensation and non-recurring items ("Adjusted EBITDA"); and

  •
  the price per share, as of February 18, 2020, of each of the Selected Companies as a multiple of earnings per share excluding the effects of stock-based compensation and non-recurring items ("Non-GAAP EPS"), in each case, estimated for calendar year 2020 ("CY2020E") and, for the multiple of Implied Enterprise Value to revenue only, estimated or on an actual historical basis for calendar year 2019 (as applicable, "CY2019E"), from Capital IQ where available, or otherwise from research analyst reports.

        The following table presents the multiple of Implied Enterprise Value to revenue and Adjusted EBITDA and the multiple of price per share, as of February 18, 2020 per Capital IQ, to Non-GAAP

EPS, in each case, for the Selected Companies for CY2020E and, for the multiple of Implied Enterprise Value to revenue only, for CY2019E.

	Low	Mean	Median	High
Implied Enterprise Value as a multiple of:
CY2019E Revenue	1.4x	2.8x	2.2x	5.2x
CY2020E Revenue	1.4x	2.6x	2.3x	4.8x
CY2020E Adjusted EBITDA(1)	6.9x	13.1x	10.5x	24.2x
Price per Share as a multiple of:
CY2020E Non-GAAP EPS(2)	11.5x	21.3x	15.9x	49.6x

(1)
The Adjusted EBITDA multiples for the following companies were excluded because they were either greater than 25.0x or negative and were considered not meaningful: DSP Group, Inc. and Everspin Technologies, Inc.

(2)
The Non-GAAP EPS multiples for the following companies were excluded because they were greater than 50.0x or negative and were considered not meaningful: Everspin Technologies, Inc. and Nordic Semiconductor ASA.

        Based upon the information presented above, Cowen's experience in the semiconductor industry and its professional judgment, Cowen selected implied reference multiple ranges. The following table presents the implied value per share of Adesto Common Stock on a fully-diluted basis (calculated using the treasury stock method), based on the selected multiple ranges and using Adesto's estimated revenue for CY2019E and Adesto's estimated revenue, Adjusted EBITDA and Non-GAAP EPS for CY2020E, each as provided by Adesto management as part of the Projections, in each case compared to the consideration of $12.55 in cash per share of Adesto Common Stock.

	Reference Multiple Range	Implied Value per Share of Adesto Common Stock
Implied Enterprise Value as a multiple of:
CY2019E Revenue	2.3x - 2.9x	$6.35 - $8.39
CY2020E Revenue	2.2x - 2.8x	$7.67 - $10.11
CY2020E Adjusted EBITDA	10.0x - 12.0x	$2.47 - $3.31
Price per Share as a multiple of:
CY2020E Non-GAAP EPS	15.0x - 20.0x	$2.80 - $3.73

        Although the Selected Companies were used for comparison purposes, none of those companies is directly comparable to Adesto. Accordingly, an analysis of the results of such a comparison is not purely mathematical, but instead involves complex considerations and judgments concerning differences in historical and projected financial and operating characteristics of the Selected Companies and other factors that could affect the public trading value of the Selected Companies and Adesto to which they are being compared.

Analysis of Selected Transactions

        Cowen reviewed the financial terms, to the extent publicly available based on company filings, press releases and research analyst reports, of 27 transactions (the "Selected Transactions") involving the acquisition of companies or businesses in the semiconductor industry that Cowen believes in the exercise of its professional judgment to have one or more businesses or operating characteristics, market valuations and trading valuations that Cowen deemed relevant. These transactions and the dates announced were:

Announced Date	Target	Buyer
October 7, 2019	Creative Chips GmbH	Dialog
June 3, 2019	Cypress Semiconductor Corporation	Infineon Technologies AG
May 29, 2019	Marvell Technology Group Ltd. (WiFi and Bluetooth business)	NXP Semiconductors N.V.
March 27, 2019	Quantenna Communications, Inc.	ON Semiconductor Corporation
March 7, 2019	Silicon Motion Technology Corporation (Mobile Communications business)	Dialog
June 29, 2018	Echelon Corporation	Adesto
May 9, 2018	S3 ASIC Semiconductors Ltd.	Adesto
January 23, 2018	Sigma Designs, Inc. (Z-Wave business)	Silicon Laboratories Inc.
October 5, 2017	Silego Technology Inc.	Dialog
June 12, 2017	Conexant Systems, LLC	Synaptics Incorporated
December 21, 2016	InvenSense, Inc.	TDK Corporation
June 14, 2016	NXP Semiconductors N.V. (Standard Products business)	Beijing Jianguang Asset Management Co., Ltd
April 28, 2016	Broadcom Corporation (Wireless Internet of Things business)	Cypress Semiconductor Corporation
January 26, 2016	Altair Semiconductor Ltd.	Sony Corporation
January 13, 2016	Atmel Corporation	Microchip Technology Incorporated
December 31, 2015	Maxim Integrated Products Inc. (Smart Meter and Energy business)	Silergy Corporation
April 30, 2015	Audience, Inc.	Knowles Corporation
March 12, 2015	Integrated Silicon Solution, Inc.	Consortium
March 2, 2015	Freescale Semiconductor, Ltd.	NXP Semiconductors N.V.
February 3, 2015	Bluegiga Technologies Oy	Silicon Laboratories Inc.
February 3, 2015	Entropic Communications, LLC	MaxLinear, Inc.
February 2, 2015	Lantiq Deutschland GmbH	Intel Corporation
January 27, 2015	Silicon Image, Inc.	Lattice Semiconductor Corporation
December 1, 2014	Spansion Inc.	Cypress Semiconductor Corporation
October 14, 2014	CSR plc	QUALCOMM Incorporated
July 7, 2014	Newport Media, Inc.	Atmel Corporation
May 22, 2014	ISSC Technologies Corporation	Microchip Technology Incorporated

        The data and multiples reviewed by Cowen included the Implied Enterprise Value paid in each of the Selected Transactions as a multiple of revenue for the latest twelve months ("LTM") and the next twelve months ("NTM") prior to and following the announcement of the Selected Transactions, respectively, and as a multiple of Adjusted EBITDA for the next twelve months, and the price per share paid in each of the Selected Transactions as a multiple of Non-GAAP EPS for the next twelve months.

        The following table presents the multiple of Implied Enterprise Value to revenue and Adjusted EBITDA and the multiple of price per share to Non-GAAP EPS, in each case, for the Selected Transactions and for the periods indicated.

	Low	Mean	Median	High
Implied Enterprise Value as a multiple of:
LTM Revenue(1)	0.8x	2.9x	2.9x	5.7x
NTM Revenue(2)	1.0x	2.6x	2.8x	4.5x
NTM Adjusted EBITDA(3)	10.6x	15.7x	16.1x	23.5x
Price per Share as a multiple of:
Non-GAAP EPS(4)	15.5x	24.1x	23.2x	35.8x

(1)
The LTM revenue multiple for the transaction involving the following target company was excluded because it was not available: Bluegiga Technologies Oy.

(2)
The NTM revenue multiples for the transactions involving the following target companies or businesses were excluded because they were not available: Creative Chips GmbH, Marvell Technology Group Ltd. (WiFi and Bluetooth business), Silicon Motion Technology Corporation (Mobile Communications business), Echelon Corporation, S3 ASIC Semiconductors Ltd., Sigma Designs, Inc. (Z-Wave business), Silego Technology Inc., Conexant Systems, LLC, NXP Semiconductors N.V. (Standard Products business)¸ Broadcom Corporation (Wireless Internet of Things business), Altair Semiconductor Ltd., Maxim Integrated Products Inc. (Smart Meter and Energy business), Lantiq Deutschland GmbH and Newport Media, Inc.

(3)
The NTM Adjusted EBITDA multiples for the transactions involving the following target companies or businesses were excluded because they were not available: Creative Chips GmbH, Marvell Technology Group Ltd. (WiFi and Bluetooth business), Silicon Motion Technology Corporation (Mobile Communications business), Echelon Corporation, S3 ASIC Semiconductors Ltd., Sigma Designs, Inc. (Z-Wave business), Silego Technology Inc., Conexant Systems, LLC, NXP Semiconductors N.V. (Standard Products business)¸ Broadcom Corporation (Wireless Internet of Things business), Altair Semiconductor Ltd., Maxim Integrated Products Inc. (Smart Meter and Energy business), Integrated Silicon Solution, Inc., Bluegiga Technologies Oy, Lantiq Deutschland GmbH and Newport Media, Inc.

The NTM Adjusted EBITDA multiples for the transactions involving the following target companies were excluded because they were greater than 25.0x or negative and were considered not meaningful: Quantenna Communications, Inc. and Audience, Inc.

(4)
The Non-GAAP EPS multiples for the transactions involving the following target companies or businesses were excluded because they were not available: Creative Chips GmbH, Marvell Technology Group Ltd. (WiFi and Bluetooth business), Silicon Motion Technology Corporation (Mobile Communications business), Echelon Corporation, S3 ASIC Semiconductors Ltd., Sigma Designs, Inc. (Z-Wave business), Silego Technology Inc., Conexant Systems, LLC, NXP Semiconductors N.V. (Standard Products business)¸ Broadcom Corporation (Wireless Internet of Things business), Altair Semiconductor Ltd., Maxim Integrated Products Inc. (Smart Meter and Energy business), Bluegiga Technologies Oy, Lantiq Deutschland GmbH and Newport Media, Inc.

The Non-GAAP EPS multiples for the transactions involving the following target companies were excluded because they were greater than 50.0x or negative and were considered not meaningful: InvenSense, Inc., Audience, Inc. and Entropic Communications, LLC.

        Based upon the information presented above, Cowen's experience in the semiconductor industry and its professional judgment, Cowen selected implied reference multiple ranges. The following table presents the implied value per share of Adesto Common Stock on a fully-diluted basis (calculated using the treasury stock method), based on the selected multiple ranges using Adesto's LTM revenue for the twelve months ended December 31, 2019 and Adesto's forecasted NTM revenue, NTM Adjusted EBITDA, and NTM Non-GAAP EPS for the twelve months ending December 31, 2020, each as provided by Adesto management as part of the Projections, in each case compared to the consideration of $12.55 in cash per share of Adesto Common Stock.

	Reference Multiple Range	Implied Value per Share of Adesto Common Stock
Implied Enterprise Value as a multiple of:
LTM Revenue	2.6x - 3.2x	$7.37 - $9.39
NTM Revenue	2.4x - 3.0x	$8.50 - $10.92
NTM Adjusted EBITDA	14.5x - 17.5x	$4.34 - $5.58
Price per Share as a multiple of
NTM Non-GAAP EPS	21.0x - 26.0x	$3.92 - $4.85

        Although the Selected Transactions were used for comparison purposes, none of those transactions is directly comparable to the Merger, and none of the target companies in those transactions is directly comparable to Adesto. Accordingly, an analysis of the results of such a comparison is not purely mathematical, but instead involves complex considerations and judgments concerning differences in historical and projected financial and operating characteristics of the target companies involved and other factors that could affect the acquisition value of such companies or Adesto to which they are being compared.

Discounted Cash Flow Analysis

        Cowen estimated a range of values for the shares of Adesto Common Stock based upon the discounted present value of Adesto's forecasted unlevered free cash flow for the nine-month period ending December 31, 2020 and for the calendar years ending December 31, 2021 through December 31, 2024, each as provided by Adesto management as part of the Projections, and the discounted terminal value of Adesto based on terminal multiples of Adesto's forecasted Adjusted EBITDA for the calendar year ending December 31, 2025, as provided by Adesto management as part of the Projections, and assuming a transaction closing date of March 31, 2020. This analysis was based upon certain assumptions described by, projections supplied by and discussions held with Adesto management. In performing this analysis, Cowen utilized discount rates ranging from 13.5% to 15.5%, which were selected based on the estimated weighted average cost of capital of Adesto. Cowen utilized terminal multiples of Adesto's forecasted Adjusted EBITDA for the calendar year ending December 31, 2025 ranging from 10.0x to 12.0x, which range was selected by Cowen in its professional judgment and based on the Adjusted EBITDA multiples for the Selected Companies. Cowen also calculated the present value of Adesto's estimated federal and state net operating loss carryforwards, as provided by Adesto management as part of the Projections, utilizing a discount rate of 15.3%, which was selected based on the estimated cost of equity of Adesto. The range of discount rates and terminal multiples, described above, and Adesto's forecasted unlevered free cash flow for the calendar year ending December 31, 2025, excluding the present value of Adesto's estimated federal and state net operating loss carryforwards, implied a range of perpetuity growth rates of 8.3% to 11.0%.

        Utilizing this methodology, the implied value per share of Adesto Common Stock, excluding the present value of Adesto's estimated federal and state net operating loss carryforwards, ranged from $9.89 to $12.95 (with the implied value per share of Adesto's estimated federal and state net operating loss carryforwards, adding an additional $0.32 per share), in each case compared to the consideration of $12.55 in cash per share of Adesto Common Stock.

Other Factors

        For informational purposes only, Cowen reviewed the closing prices of the shares of Adesto Common Stock on various days and over various periods. The table below illustrates the stock prices for those days and periods and the premium implied by the consideration of $12.55 in cash per share of Adesto Common Stock to the historical share prices.

Closing Price Date	Historical Share Price	Implied Offer Premium
February 18, 2020	$7.67	63.6%
1 day prior to February 18, 2020 (Spot)	$7.54	66.4%
1 month prior to February 18, 2020 (Spot)	$8.54	47.0%
3 months prior to February 18, 2020 (Spot)	$7.20	74.3%
12 months prior to February 18, 2020 (Spot)	$5.43	131.1%
IPO on October 27, 2015 (Spot)	$5.90	112.7%
High during 12 months ending on February 18, 2020 (September 16, 2019) (Spot)	$11.29	11.2%
Low during 12 months ending on February 18, 2020 (February 21, 2019) (Spot)	$5.44	130.7%
High during period from IPO on October 27, 2015 to February 18, 2020 (September 16, 2019) (Spot)	$11.29	11.2%
Low during period from IPO on October 27, 2015 to February 18, 2020 (November 3, 2016) (Spot)	$1.60	684.4%
1 month prior to February 18, 2020 (Simple average)	$7.82	60.5%
3 months prior to February 18, 2020 (Simple average)	$7.76	61.7%
12 months prior to February 18, 2020 (Simple average)	$7.88	59.3%
Period from IPO on October 27, 2015 to February 18, 2020 (Simple average)	$5.93	111.7%

        For informational purposes only, Cowen also reviewed recently published, publicly available research analyst reports. These research analyst reports set a mean 12-month undiscounted price target for Adesto of $12.00 per share of Adesto Common Stock, with a high of $13.00 per share and a low of $11.00 per share, based on mean forecasted revenue for CY2019E and CY2020E of $123.9 million and $145.6 million, respectively; mean forecasted Adjusted EBITDA for CY2019E and CY2020E of $8.4 million and $17.0 million, respectively; and mean forecasted Non-GAAP EPS for CY2019E and CY2020E of $(0.01) and $0.26, respectively.

General

        The summary set forth above does not purport to be a complete description of all the analyses performed by Cowen. The preparation of a fairness opinion involves various determinations as to the most appropriate and relevant methods of financial analysis and the application of these methods to the particular circumstances and, therefore, such an opinion is not readily susceptible to partial analysis or summary description. Cowen did not attribute any particular weight to any analysis or factor considered by it, but rather made qualitative judgments as to the significance and relevance of each analysis and factor. Accordingly, notwithstanding the separate factors summarized above, Cowen believes, and has advised the Board, that its analyses must be considered as a whole and that selecting portions of its analyses and the factors considered by it, without considering all analyses and factors, could create an incomplete view of the process underlying its opinion. In performing its analyses,

Cowen made numerous assumptions with respect to industry performance, business and economic conditions and other matters, many of which are beyond the control of Adesto. These analyses performed by Cowen are not necessarily indicative of actual values or future results, which may be significantly more or less favorable than suggested by such analyses. In addition, analyses relating to the value of businesses do not purport to be appraisals or to reflect the prices at which businesses or securities may actually be sold. Accordingly, such analyses and estimates are inherently subject to uncertainty, being based upon numerous factors or events beyond the control of the parties or their respective advisors. None of Adesto, Cowen or any other person assumes responsibility if future results are materially different from those projected. The analyses supplied by Cowen and its opinion were among several factors taken into consideration by the Board in making its decision to enter into the Merger Agreement and should not be considered as determinative of such decision.

        Adesto selected Cowen to serve as its financial advisor based on Cowen's extensive experience in Adesto's industry and familiarity with Adesto's business and strategic objectives. Cowen is a nationally recognized investment banking firm and because, as part of its investment banking business, Cowen is continually engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, secondary distributions of listed and unlisted securities, private placements and valuations for corporate and other purposes. In addition, in the ordinary course of its business, Cowen and its affiliates may actively trade or hold the securities of Adesto for their own account and for the accounts of their customers, and, accordingly, may at any time hold a long or short position in such securities.

        As the Board was aware, Cowen and its affiliates in the past have provided, and in the future may provide, commercial and investment banking services to Adesto and Dialog unrelated to the Merger, for which services Cowen and its affiliates have received and would expect to receive compensation, including, during the two years preceding the date of Cowen's opinion, serving as the lead-left bookrunning underwriter for Adesto in an equity offering in July 2018 and the sole initial purchaser for Adesto in a convertible note offering in September 2019, for which Cowen has received aggregate fees in the amount of approximately $3.7 million, as well as serving as the exclusive financial advisor to Dialog in connection with Dialog's acquisitions of the Mobile Communications business of Silicon Motion Technology Corp. in June 2019 and Creative Chips GmbH in October 2019, for which Cowen has received approximately $1.1 million in fees.

        The issuance of Cowen's opinion was approved by Cowen's Fairness Opinion Review Committee.

        Cowen did not recommend any specific amount of consideration to the Board or Adesto management or that any specific amount of consideration constituted the only appropriate consideration in the Merger for the Adesto stockholders.

        Pursuant to the engagement letter between Cowen and Adesto, Cowen will be entitled to receive a transaction fee of approximately $6.1 million, $500,000 of which became payable upon Cowen informing the Board that it was prepared to render its opinion and the balance of which is contingent upon the consummation of the Merger. Additionally, Adesto has agreed to reimburse Cowen for certain of its out-of-pocket expenses, including attorneys' fees, and has agreed to indemnify Cowen against certain liabilities, including liabilities under the federal securities laws. The terms of the fee arrangement with Cowen were negotiated at arm's length between Adesto and Cowen, and the Board was aware of the arrangement, including the fact that a significant portion of the fee payable to Cowen is contingent upon the consummation of the Merger.

Certain Management Projections Utilized in Connection with the Merger

        Adesto does not as a matter of course publicly disclose long term projections as to future performance, revenues, operating income or other financial results. However, in connection with its evaluation of the Merger, Adesto's management prepared projections through the year ending

December 31, 2025. Except as described below, these projections are included in this proxy statement only because (1) certain of these projections were made available to Dialog in connection with Dialog's due diligence review of Adesto; and (2) the projections were provided to our Board in connection with its consideration of the Merger and approved by our Board for use by Cowen in its financial analyses in connection with rendering its opinion to our Board as described in the section captioned "—Opinion of Adesto's Financial Advisor". The projections are not included in this proxy statement to influence any stockholder to make any investment decision with respect to the Merger, including whether or not to seek appraisal rights with respect to the shares of Adesto Common Stock.

        These projections are forward-looking statements. Important factors that may affect actual results and cause the projections not to be achieved include, but are not limited to, the risks and uncertainties described below and those described in the section captioned "Forward-Looking Information." Although the projections are presented with numerical specificity, they reflect numerous estimates and assumptions made by Adesto with respect to industry performance, general business, economic, regulatory, market and financial conditions and other future events, as well as matters specific to Adesto's business, all of which are difficult or impossible to predict accurately and many of which are beyond Adesto's control. These projections reflect assumptions as to certain potential business decisions that are subject to change. Without limiting the generality of the foregoing, the projections include assumptions relating to revenue growth, levels of expenditures and capital structure. The projections cover several years and such information by its nature becomes less reliable with each successive year. These projections were prepared on a standalone basis without giving effect to the Merger. Furthermore, these projections do not take into account the effect of any failure of the Merger to be completed and should not be viewed as accurate or continuing in that context.

        The inclusion of these projections should not be regarded as an indication that Adesto, Cowen, any of their respective affiliates, officers, directors, advisors or other representatives or anyone who received this information then considered, or now considers, them a reliable prediction of future events, and this information should not be relied upon as such. The inclusion of these projections herein should not be deemed an admission or representation by Adesto that it views such projections as material information. The inclusion of these projections in this proxy statement should not be regarded as an indication that the projections will necessarily be predictive of actual future events given the inherent risks and uncertainties associated with such long-range forecasts. No representation is made by Adesto or any other person regarding the projections or Adesto's ultimate performance compared to such information. The projections should be evaluated, if at all, in conjunction with the historical financial statements and other information about Adesto contained in its public filings with the SEC. For additional information, see the section captioned "Where You Can Find More Information." In light of the foregoing factors, and the uncertainties inherent in these projections, stockholders are cautioned not to place undue, if any, reliance on these projections.

        The projections included in this document have been prepared by, and are solely the responsibility of, Adesto's management. Neither our independent auditor nor any other independent accountant has compiled, examined or performed any procedures with respect to the projections, nor have they expressed any opinion or any other form of assurance on such information or its achievability.

        Some of these projections are "non-GAAP financial measures," which are financial performance measures that are not calculated in accordance with the published guidelines of the SEC regarding projections or accounting principles generally accepted in the United States ("GAAP"). These non-GAAP financial measures should not be viewed as a substitute for GAAP financial measures, and may be different from non-GAAP financial measures used by other companies. Furthermore, there are limitations inherent in non-GAAP financial measures, because they exclude charges and credits that are required to be included in a GAAP presentation. Accordingly, these non-GAAP financial measures should be considered together with, and not as an alternative to, financial measures prepared in accordance with GAAP.

        The following table presents the projections provided to our Board and Cowen and, other than projected non-GAAP net income, interest expense, income tax expense, capital expenditures, increase in net working capital and unlevered free cash flow, and projections for the year ending December 31, 2025, to Dialog.

	CY2020E	CY2021E	CY2022E	CY2023E	CY2024E	CY2025E
Total Revenue	$144.4	$166.4	$183.6	$203.3	$226.1	$251.4
Non-GAAP Gross Profit(1)	73.6	85.8	99.6	115.5	133.0	147.9
Research and development expense	31.1	32.4	32.9	34.1	36.0	—
Selling, general and administrative expense	33.1	34.5	35.0	36.3	38.3	—
Non-GAAP Operating Income(1)	9.8	18.9	31.7	45.0	58.7	—
Non-GAAP Net Income(1)	6.3	15.5	28.3	41.4	50.9	57.4
Depreciation and amortization	4.2	4.2	4.2	4.2	4.2	—
Interest expense	3.4	3.4	3.4	3.4	3.4	—
Adjusted EBITDA(1)(2)	14.0	23.2	36.0	49.3	63.0	70.0
Income tax expense(3)	(1.4)	(2.7)	(5.8)	(9.0)	(12.3)	(13.8)
Capital expenditures	(4.2)	(4.2)	(4.2)	(4.2)	(4.2)	(4.2)
Increase in net working capital(4)	(2.8)	(2.0)	(3.9)	(4.5)	(4.9)	(5.3)
Unlevered Free Cash Flow(5)	(1.8)	5.7	12.7	21.2	30.0	—

(1)
Non-GAAP financial measure which excludes the effect of stock-based compensation expense and non-recurring items.

(2)
Adjusted EBITDA is a non-GAAP financial measure calculated by adjusting non-GAAP net income (loss) to add back interest expense, levered income tax expense, and depreciation and amortization.

(3)
As presented, represents income tax expense on an unlevered basis, and does not reflect the utilization of Adesto's net operating loss (NOL) carryforwards. On a levered basis, income tax expense was projected to be $0.0, $0.0, $0.0, $(0.2), $(4.4) and $(5.0), for CY2020E, CY2021E, CY2022E, CY2023E, CY2024E and CY2025E respectively, and does reflect the utilization of Adesto's NOL carryforwards. In both cases, income tax expense assumes a marginal tax rate of 26% (consisting of a federal tax rate of 21% and a state tax rate of 5%).

(4)
Net working capital represents current assets (not including cash, cash equivalents, short-term investments and restricted cash), minus current liabilities.

(5)
Unlevered free cash flow is a non-GAAP financial measure calculated by subtracting stock-based compensation expense, capital expenditures, increase in net working capital and unlevered income tax expense from Adjusted EBITDA.

        The projections for the year ending December 31, 2025 were not provided to Dialog, and represent an extrapolation of the projected results for the prior year. In addition, the projections provided to Cowen for use in its financial analysis, which are set forth above, varied in certain immaterial respects from the projections provided to Dialog, as a result of adjustments made in the course of review following the date on which such projections were provided to Dialog.

        In addition to the projections described above, at the request of Dialog, Adesto prepared, and provided to Dialog, a sensitivity analysis that reflected, for illustrative purposes, a scenario that assumed an increase in investment in development, marketing and sales of memory products that were expected to exhibit higher revenue growth, and assumed higher growth in Adesto sales of those products. This sensitivity analysis was not reviewed or approved by our Board, nor did our Board use or rely upon it. In addition, this sensitivity analysis was not used by Cowen in its financial analyses in connection with rendering its opinion to our Board, or otherwise. Cowen did not review the sensitivity analysis, nor use it in connection with its opinion or otherwise.

        A summary of this scenario is set forth below:

	CY2020E	CY2021E	CY2022E	CY2023E	CY2024E
Total Revenue	$144.6	$176.9	$214.7	$263.1	$323.5
Non-GAAP Gross Profit(1)	73.9	89.9	108.3	134.0	166.0
Research and development expense	31.7	32.8	35.1	37.9	41.1
Selling, general and administrative expense	33.8	35.0	37.4	40.4	43.7
Non-GAAP Operating Income(1)	8.4	22.1	35.8	55.7	81.2
Depreciation and amortization	4.2	4.2	4.2	4.2	4.2
Adjusted EBITDA(1)(2)	12.6	26.3	40.0	59.9	85.4

(1)
Non-GAAP financial measure that excludes the effect of stock-based compensation expense and amortization of intangible assets.

(2)
Adjusted EBITDA is a non-GAAP financial measure calculated by adjusting non-GAAP operating income (loss) to add back depreciation and amortization.

Interests of our Directors and Executive Officers in the Merger

        When considering the recommendation of our Board that you vote to approve the proposal to adopt the Merger Agreement, you should be aware that our directors and executive officers may have interests in the Merger in addition to their interests as Adesto stockholders generally. These interests are described below and may be different from, or in conflict with, your interests as an Adesto stockholder. Our Board members were aware of the material facts as to these additional interests, and considered them, among other matters, when they approved the Merger Agreement.

Consideration Payable for Outstanding Adesto Common Stock, Vested Adesto Options and Vested Adesto RSUs Pursuant to the Merger Agreement

        If the proposal to adopt the Merger Agreement is approved, the shares of Adesto Common Stock, vested Adesto Options and vested Adesto RSUs held by our non-employee directors and executive officers will be treated in the same manner as those held by all other shareholders. The following table sets forth (i) the number of shares of Adesto Common Stock, vested Adesto Options and vested Adesto RSUs owned as of March 25, 2020 by each of our executive officers and directors and (ii) the aggregate Merger Consideration that each executive officer and director would receive for such Adesto

Common Stock, vested Adesto Options and vested Adesto RSUs if the Closing Date of the Merger occurred on such date.

Name	Shares		Value of Shares ($)	Vested Options(1)	Value of Vested Options ($)	Vested RSUs(1)	Value of RSUs ($)	Total Payable at Closing ($)
Non-Employee Directors
Nelson Chan	37,750		473,762.50	24,735	257,112.75	7,662	96,158.10	827,033.35
Hervé Fages	0		0	12,345	54,935.25	0	0	54,935.25
Francis Lee	20,186		253,334.30	3,030	7,726.50	7,662	96,158.10	357,218.90
Kevin Palatnik	20,186		253,334.30	3,030	7,726.50	7,662	96,158.10	357,218.90
Susan Uthayakumar	0		0	12,345	54,935.25	0	0	54,935.25
Executive Officers
Narbeh Derhacobian	569,355	(2)	7,145,405.25	136,310	1,069,927.75	0	0	8,215,333.00
Ron Shelton	148,805		1,867,502.75	141,861	1,323,864.72	0	0	3,191,367.47
Tom Spade	34,535		433,414.24	86,020	737,356.08	0	0	1,170,770.32
Andrew Lovit	2,355		29,555.25	19,178	123,085.28	0	0	152,640.53
Gideon Intrater	72,992		916,049.60	91,934	602,607.44	0	0	1,518,657.04
David Aaron	5,358		67,242.90	1,768	11,810.24	0	0	79,053.14
Seyed Attaran	8,904		111,745.20	10,029	77,076.36	0	0	188,821.56
Dermot Barry	8,580		107,679.00	25,987	187,599.20	0	0	295,278.20
Christopher Jodoin	10,600		133,030.00	27,619	177,157.80	0	0	310,187.80
Raphael Mehrbians	7,484		93,924.20	86,602	731,035.81	0	0	824,960.01
Sohrab Modi	0		0	19,748	126,892.88	0	0	126,892.88

(1)
All shares subject to options and RSUs held by non-employee directors shall have their vesting accelerate in full at the Closing; therefore, all options and RSUs held by non-employee directors have been included in this chart.

(2)
Includes 219,823 shares held by The 2016 Derhacobian Trust.

Treatment of Adesto Equity Awards

Treatment of Adesto Options held by Adesto Executive Officers and Directors

        As of March 25, 2020, there were 1,626,244 outstanding Adesto Options, of which Adesto Options covering 1,044,607 shares of Adesto Common Stock were held by our executive officers and Adesto Options covering 55,485 shares of Adesto Common Stock were held by our non-employee directors. At the Effective Time:

  •
  each outstanding, vested Adesto Option will be canceled and converted into the right to receive the Option Consideration;

  •
  each outstanding Adesto Option (whether vested or unvested) held by a non-employee director of our Board will be canceled and converted into the right to receive the Option Consideration;

  •
  each outstanding, unvested Adesto Option (other than those held by non-employee directors of our Board) will be canceled and replaced with a Dialog RSU with respect to that number of Dialog Ordinary Shares determined by multiplying the number of shares of Adesto Common Stock subject to such unvested Adesto Option immediately before the Effective Time by the Option Exchange Ratio; provided, however, that Dialog may instead provide that an unvested Adesto Option will be cancelled in exchange for a right to payment in cash of an amount equal to the aggregate Spread for each share of Adesto Common Stock underlying such cancelled unvested Adesto Option. The Dialog RSU or payment of the Option Consideration will be subject to vesting in accordance with the vesting schedule applicable to such unvested Adesto Option immediately prior to the Effective Time, subject to such holder remaining employed by or otherwise in service to Dialog on each applicable vesting date; and

  •
  each Adesto Option (whether vested or unvested) outstanding immediately prior to the Effective Time with a per share exercise price that equals or exceeds the Merger Consideration will be immediately canceled for no consideration at the Effective Time.

Treatment of Adesto RSUs held by Adesto Executive Officers and Directors

        As of March 25, 2020, there were 1,984,921 outstanding Adesto RSUs (excluding Adesto PSUs), all of which provide for settlement in the form of shares of Adesto Common Stock, and of which 568,581 Adesto RSUs were held by our directors and executive officers, including restricted stock units granted in February 2020 to executive officers as part of their regular annual compensation review.

        At the Effective Time:

  •
  each outstanding Adesto RSU (whether vested or unvested) held by a non-employee director of our Board will be canceled and converted into a right to receive the RSU Consideration;

  •
  each outstanding, vested Adesto RSU (other than those held by non-employee directors of our Board) will be canceled and converted into the right to receive the RSU Consideration;

  •
  each outstanding, unvested Adesto RSU (other than those held by non-employee directors of our Board) will be canceled and replaced with a Dialog RSU with respect to that number of Dialog Ordinary Shares determined by multiplying the number of shares of Adesto Common Stock subject to such unvested Adesto RSU immediately before the Effective Time by the RSU Exchange Ratio; provided, however, that Dialog may instead provide that an unvested Adesto RSU will be cancelled in exchange for a right to payment of the RSU Consideration. The Dialog RSU or payment of the RSU Consideration will be subject to vesting in accordance with the vesting schedule applicable to such unvested Adesto RSU immediately prior to the Effective Time, subject to such holder remaining employed by or otherwise in service to Dialog on each applicable vesting date.

Treatment of Adesto PSUs held by Adesto Executive Officers

        As of March 25, 2020, there were 265,467 outstanding Adesto PSUs (assuming a maximum level of achievement for PSUs for which the applicable performance measurement period has not been completed), all of which provide for settlement in the form of shares of Adesto Common Stock, and 144,080 of which are held by the named executive officers.

        At the Effective Time:

  •
  each outstanding, vested Adesto PSU for which both performance and the service-based vesting requirements have been satisfied at or prior to the Effective Time will be canceled and converted into the right to receive the PSU Consideration; and

  •
  each outstanding, unvested Adesto PSU will be canceled and replaced with a Dialog RSU with respect to that number of Dialog Ordinary Shares determined by multiplying the number of shares of Adesto Common Stock subject to such unvested Adesto PSU based on the deemed achievement of all relevant performance goals at target level immediately before the Effective Time by the RSU Exchange Ratio; provided, however, that Dialog may instead provide that an unvested Adesto PSU will be cancelled in exchange for the right to receive the PSU Consideration based on the deemed achievement of all relevant performance goals at target level. The Dialog RSU or payment of the PSU Consideration will be subject to vesting in accordance with the vesting schedule applicable to such unvested Adesto PSU immediately prior to the Effective Time, subject to such holder remaining employed by or otherwise in service to Dialog on each applicable vesting date.

        Any consideration payable in respect of the unvested Adesto PSUs will not be subject to any performance-based vesting requirements and will be subject solely to the service-based vesting requirements applicable to the applicable unvested Adesto PSU as of immediately prior to the Effective Time.

Payments with Respect to Equity Awards

        The amounts described above with respect to each Vested Award and each Non-Employee Director Award will be paid promptly following the Effective Time, and in no event later than the second regular payroll date following the Effective Time, without interest and subject to applicable tax withholding.

        To the extent that Dialog provides, in its sole discretion, that any unvested Adesto Option, unvested Adesto RSU and/or unvested Adesto PSU will be cancelled in exchange for a payment equal to the Option Consideration, the RSU Consideration or the PSU Consideration, respectively, such payments shall be made no later than the last day of the same calendar quarter during which a tranche of the unvested Adesto Option, unvested Adesto RSU or unvested Adesto PSU, respectively, would have vested in accordance with its vesting schedule, and payments due with respect to different vesting dates within the same calendar quarter may be aggregated for administrative convenience.

        Assuming that the Effective Time was March 25, 2020, the estimated aggregate value of vested Adesto Options held by our named executive officers described under "—Quantification of Potential Payments and Benefits to our Named Executive Officers" is approximately $3,856,841.27, the estimated aggregate value of vested Adesto RSUs held by our named executive officers is approximately $0 and the estimated aggregate value of vested Adesto PSUs held by our named executive officers is approximately $0. For an estimate of the amounts that may be paid or become payable to each of our named executive officers with respect to vested equity awards in connection with the Merger, see the section captioned "—Quantification of Potential Payments and Benefits to our Named Executive Officers." The foregoing amounts have been determined using the per share Merger Consideration of $12.55.

        As described above under the section captioned "—Treatment of Adesto Equity Awards," at the Effective Time, all outstanding and unvested Adesto Options and Adesto RSUs held by the non-employee directors of the Board will accelerate and become fully vested. Assuming that the Effective Time was March 25, 2020, the estimated aggregate amount that would become payable to the non-employee directors of the Board in respect of their outstanding Adesto Options and Adesto RSUs is approximately $670,910.55.

Agreements or Arrangements with our Executive Officers and Directors

Offer Letters and Employment Agreements

        The employment of our named executive officers is at-will and may be terminated at any time, with or without formal cause. As discussed in "—Potential Payments Upon Termination or Change in Control" below, our named executive officers are entitled to severance pay and other benefits under certain circumstances. The annual base salary and on-target bonus amount of each of our named executive officers as of March 25, 2020 are as follows:

Name	Annual Base Salary	On-Target Bonus	Bonus Plan
Narbeh Derhacobian	$400,000	$340,000	2020 Executive Officer Incentive Bonus Program
Ron Shelton	$308,100	$169,455	2020 Executive Officer Incentive Bonus Program
Andrew Lovit	$275,000	$275,000	2020 Executive Officer Incentive Bonus Program

Potential Payments Upon Termination or Change in Control

        Pursuant to the terms of change in control and severance agreements with these executive officers, we have agreed to provide the following benefits to each of them if the executive officer is subject to a "Qualifying Termination" (as such term is defined in the change in control and severance agreements):

  •
  a payment equal to 12 months of base salary, provided, however, that if such Qualifying Termination occurs within three months prior to or within 12 months after a qualifying change in control of Adesto, then instead, each of Mr. Derhacobian and Mr. Shelton shall receive a payment equal to the sum of 12 months of his base salary plus 100% of his target bonus and Mr. Lovit shall receive a payment equal to the sum of 12 months of his base salary plus a pro-rated portion of his target bonus;

  •
  payment of the monthly benefits premium under COBRA for up to 12 months in the event of a Qualifying Termination at any time; and

  •
  full acceleration of vesting with respect to all unvested equity awards (including performance-based equity awards "at target"), provided such Qualifying Termination occurs within three months prior to or within 12 months after a qualifying change in control of Adesto.

        These agreements provide for three-year terms, subject to automatic renewal under certain circumstances, and supersede our prior agreements with the named executive officers.

New Arrangements between our Executive Officers and Dialog

        No new employment arrangements were entered into between any of our named executive officers and Dialog in connection with the execution of the Merger Agreement.

Other Arrangements between Our Executive Officers and Dialog

        As of the date of this proxy statement, none of our other executive officers have entered into, or committed to enter into, any arrangements or other understandings regarding continued employment or service to Dialog following the Merger. While it is possible that our executive officers may enter to into such arrangements in the future with Dialog, at this time there can be no assurance that Dialog will enter into any employment or other arrangements with our executive officers, or if so, of the terms and conditions of any such arrangements.

Insurance and Indemnification of Directors and Executive Officers

        Pursuant to the terms of the Merger Agreement, members of our Board of Directors and our executive officers will be entitled to certain ongoing indemnification and coverage under directors' and officers' liability insurance policies following the Merger. For a more detailed description of the provisions of the Merger Agreement relating to director and officer indemnification, see the section captioned "The Merger Agreement—Indemnification and Insurance."

Quantification of Potential Payments and Benefits to our Named Executive Officers

        In accordance with Item 402(t) of Regulation S-K, the below table sets forth the amount of payments and benefits that each of our named executive officers would or may receive in connection with the Merger. The payments and benefits described below are calculated based on each named executive officer's existing employment and equity arrangements with us and include certain payments or benefits that are contingent upon services to be provided by such named executive officer to Dialog following the Closing, but only as set forth under the terms and conditions of our arrangements with the named executive officers.

        Please note that the amounts reported below are estimates based on multiple assumptions that may or may not actually occur or be accurate on the relevant date, including assumptions described in footnotes to the table. For example, we have assumed that:

  (i)
  the relevant price per share of Adesto Common Stock is $12.55, which is equal to the Merger Consideration;

  (ii)
  the Effective Time was March 25, 2020 the latest practicable date prior to the filing of this proxy statement; and

  (iii)
  except where otherwise described below, each named executive officer experiences a "double-trigger" qualifying termination (a termination without "cause," or resignation for "good reason"), in either case immediately following the assumed Effective Time.

        The actual amounts payable to our named executive officers will depend on whether the named executive officer experiences a qualifying termination, the date of termination (if any) and the terms of the plans or agreements in effect at such time, and accordingly may differ materially from the amounts set forth below.

        While we only have three named executive officers under applicable SEC rules, we have presented the amount of payments and benefits that our named executive officers would or may receive in connection with the Merger with respect to five named executive officers as defined in Item 402(a) of Regulation S-K.

Golden Parachute Compensation

Named Executive Officer	Cash($)(1)	Equity Awards($)(2)	Heath Insurance Premiums($)(3)	Total($)
Narbeh Derhacobian	$740,000	$3,814,802.18	$36,000	$4,590,802
Ron Shelton	477,555	1,946,296.09	36,000	2,459,851
Tom Spade	194,570	953,821.85	18,000	1,166,392
Andrew Lovit	338,866	995,507.86	36,000	1,370,374
Gideon Intrater	159,853	724,379.96	18,000	902,233

(1)
Cash Severance. Pursuant to their respective change in control and severance agreements with us, upon the termination of employment by us for any reason other than "cause" or the executive voluntary resigning his employment for "good reason" (as such terms are defined in the change in control and severance agreements), in either case, within the "change in control period", which commences on the date three months prior to the consummation of the Merger and ends 12 months following the consummation of the Merger (in either case, a "NEO qualifying termination"), our named executive officers will become entitled to a lump-sum cash severance payment consisting of (1) 12 months of base salary for Messrs. Derhacobian, Shelton and Lovit and six (6) months of base salary for each of our other named executive officers and (2) an amount equal to 100% of the named executive officer's then-current target bonus opportunity in the case of Messrs. Derhacobian and Shelton and a pro-rated portion of annual target bonus opportunity in the case of our other named executive officers. For purposes of the analyses below, we have assumed a severance date of March 25, 2020. Cash severance benefits also will be payable to the named executive officers upon a termination of employment by us without "cause" or by the named executive officer for "good reason" outside of the change in control period as described in the section captioned "—Interests of our Directors and Executive Officers in the Merger."

Named Executive Officer	Base Salary Component of Severance($)	Bonus Component of Severance($)	Total($)
Narbeh Derhacobian	$400,000	$340,000	$740,000
Ron Shelton	308,100	169,455	477,555
Tom Spade	135,000	59,570	194,570
Andrew Lovit	275,000	63,866	338,866
Gideon Intrater	137,500	22,353	159,853
(2)
Equity. Pursuant to their respective change in control and severance agreements with us, upon a NEO qualifying termination, each named executive officer will become entitled to full accelerated vesting of any then-unvested Adesto Options, Adesto RSUs or Adesto PSUs, with any performance-based factors deemed achieved "at target."

  The following table sets forth the value of each type of unvested equity award held by our named executive officers, calculated based on the Merger Consideration, and does not reflect amounts in respect of any vested, exercisable or releasable equity awards.

Named Executive Officer	Value of Unvested Stock Options($)	Value of Unvested RSUs($)	Value of Unvested PSUs($)(X)	Total($)
Narbeh Derhacobian	$658,502.28	2,168,690.20	987,609.70	3,814,802.18
Ron Shelton	343,497.94	980,318.15	622,480.00	1,946,296.09
Tom Spade	172,371.00	421,052.50	360,398.35	953,821.85
Andrew Lovit	141,872.00	655,521.56	198,114.30	995,507.86
Gideon Intrater	185,332.36	526,836.45	12,211.15	724,379.96

(X)
The values listed in this column represent the value of the Adesto PSUs held by Messrs. Derhacobian, Shelton, Lovit, Spade and Intrater, assuming achievement of the performance goals at target level.
(3)
Benefits. Pursuant to their respective change in control and severance agreements, upon a NEO qualifying termination, our named executive officers will become entitled to reimbursement for payment of premiums for continued medical benefits as follows: (1) up to 12 months of premiums paid by Messrs. Derhacobian, Shelton and Lovit for continued medical, vision and dental benefits on behalf of himself and his covered dependents (or an equivalent cash payment if applicable law so requires); and (2) up to six (6) months of premiums paid by our other named executive officers for continued medical, vision and dental benefits on behalf of each named executive officer and his covered dependents (or an equivalent cash payment if applicable law so requires).

Financing of the Merger

        Dialog's and the Merger Sub's obligations under the Merger Agreement are not conditioned on the receipt or availability of any funds, or subject to any financing condition. Dialog intends to finance the transaction using its cash on hand and has represented to us in the Merger Agreement that it has sufficient cash to pay the aggregate Merger Consideration.

Effective Time and Completion of the Merger

        The Merger Agreement provides that the completion of the Merger will take place on a business day to be designated by Dialog, which must be no later than the third business day after the date on which the last to be satisfied or waived of the conditions to the completion of the Merger set forth in the Merger Agreement (other than the conditions relating to Dialog's and Adesto's receipt of certain certifications) is satisfied or waived, but subject to the satisfaction or waiver of the closing condition of each of Dialog and Adesto relating to the receipt of such certifications from the other party and the continued satisfaction or waiver of each of the other closing conditions set forth in the Merger Agreement or at such other place, time or date as Dialog and Adesto may jointly designate.

        The Effective Time will occur when a certificate of merger satisfying the applicable requirements of the DGCL is duly executed by Adesto and filed with the Secretary of State of the State of Delaware, or at such later time as may be specified in such certificate of merger with the consent of Dialog. The date on which the Effective Time occurs is referred to herein as the "Closing Date of the Merger."

Support Agreements

        Concurrently with the execution and delivery of the Merger Agreement, the Supporting Stockholders entered into the Support Agreements with Dialog respect to all Adesto Common Stock beneficially owned by such Supporting Stockholders, and any additional shares of Adesto Common Stock and any other equity securities of which such Supporting Stockholders acquire record and/or beneficial ownership after the date of the Support Agreements (the "Support Agreement Shares"). As of the date of the Support Agreements and as of March 25, 2020, the Supporting Stockholders beneficially owned approximately 947,090 shares of Adesto Common Stock (excluding shares of Adesto Common Stock issuable pursuant to the exercise or vesting of equity awards), which represent approximately 3.1% of the total issued and outstanding shares of Adesto Common Stock.

        Pursuant to the Support Agreements, the Supporting Stockholders have agreed, unless otherwise directed in writing by Dialog, to vote all of the Support Agreement Shares with respect to which there are voting rights (i) in favor of (A) the Merger and the adoption of the Merger Agreement; (B) each of the other actions contemplated by the Merger Agreement and (C) any action in furtherance of any of the foregoing, (ii) against any action or agreement that would result in a breach of any representation, warranty, covenant or obligation of Adesto in the Merger Agreement and (iii) against each of the following actions (other than the Merger, the other Transactions and actions that are permitted by the covenants in the Merger Agreement relating to the operation of Adesto's business between the date of the Merger Agreement and the Closing Date of the Merger): (A) any extraordinary corporate transaction, such as a merger, consolidation, amalgamation, plan or scheme of arrangement, share exchange or other business combination involving any Adesto or any of its subsidiaries; (B) any sale, lease, sublease, license, sublicense or transfer of a material portion of the rights or other assets of Adesto or any of its subsidiaries; (C) any reorganization, recapitalization, dissolution or liquidation of Adesto or any of its Significant Subsidiaries; (D) any change in a majority our Board; (E) any amendment to Adesto's certificate of incorporation or bylaws; (F) any material change in the capitalization of Adesto or Adesto's corporate structure; and (G) any other action which is intended to impede, interfere with, delay, postpone, discourage or adversely affect the Merger. Under each Support Agreement, the applicable Supporting Stockholder has granted to Dialog and Merger Sub an irrevocable proxy to vote the Support Agreement Shares as provided above.

        Each Support Agreement, including the irrevocable proxy granted thereunder, will terminate upon the earliest of: (i) the date upon which the Merger Agreement is validly terminated in accordance with its terms; (ii) the date on which the Merger becomes effective; and (iii) the date upon which Dialog and the applicable Supporting Stockholder agree to terminate the Support Agreement in writing.

Appraisal Rights

        If the Merger is completed, stockholders who do not vote or submit a proxy in favor of the adoption of the Merger Agreement, who properly demand and perfect their appraisal rights, who do not withdraw such demand and who continuously hold such shares through the Effective Time will be entitled to appraisal rights in connection with the Merger under Section 262 of the DGCL.

        The following discussion is not a complete statement of the law pertaining to appraisal rights under the DGCL and is qualified in its entirety by the full text of Section 262 of the DGCL, which is attached to this proxy statement as Annex C and incorporated herein by reference. The following summary does not constitute any legal or other advice and does not constitute a recommendation that stockholders exercise their appraisal rights under Section 262 of the DGCL. All references in Section 262 of the DGCL and in this summary to a "stockholder" or a "holder of shares" are to the record holder of shares of Adesto Common Stock unless otherwise noted herein. Only a holder of record of shares of Adesto Common Stock is entitled to demand appraisal rights for the shares registered in that holder's name. A person having a beneficial interest in shares of Adesto Common Stock held of record in the name of another person, such as a bank, broker or other nominee, must act promptly to cause the record holder to follow the steps summarized below properly and in a timely manner to perfect appraisal rights. If you hold your shares of Adesto Common Stock through a bank, broker or other nominee and you wish to exercise appraisal rights, you should consult with your bank, broker or the other nominee.

        Any stockholder contemplating the exercise of such appraisal rights should review carefully the provisions of Section 262 of the DGCL, which is attached hereto as Annex C, particularly the procedural steps required to properly demand and perfect such rights. Failure to follow the steps required by Section 262 of the DGCL for demanding and perfecting appraisal rights may result in the loss of such rights.

        Under Section 262 of the DGCL, holders of shares of Adesto Common Stock who (1) do not vote or submit a proxy in favor of the adoption of the Merger Agreement; (2) continuously are the record holders of such shares through the Effective Time; (3) follow the procedures set forth in Section 262 of the DGCL; and (4) do not thereafter withdraw their demand for appraisal of such shares or otherwise lose their appraisal rights, in each case in accordance with the DGCL, will be entitled to have their shares of Adesto Common Stock appraised by the Delaware Court of Chancery and to receive payment in cash of the amount determined by the Delaware Court of Chancery to be the "fair value" of the shares of Adesto Common Stock, exclusive of any element of value arising from the accomplishment or expectation of the Merger, together with interest, if any, to be paid on the amount determined to be the fair value. However, the Delaware Court of Chancery will dismiss appraisal proceedings as to all holders of shares of Adesto Common Stock who are otherwise entitled to appraisal rights unless (x) the total number of shares for which appraisal rights have been demanded and perfected exceeds 1% of the outstanding shares of Adesto Common Stock as measured in accordance with subsection (g) of Section 262 of the DGCL or (y) the value of the aggregate Merger Consideration in respect of such shares exceeds $1,000,000. We refer to these conditions as the "ownership thresholds." Unless the Delaware Court of Chancery, in its discretion, determines otherwise for good cause shown, interest on an appraisal award will accrue and compound quarterly from the Effective Time through the date the judgment is paid at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during such period; provided, however, that at any time before the Delaware Court of Chancery enters judgment in the appraisal proceeding, the Surviving Corporation may pay to each stockholder entitled to appraisal an amount in cash, in which case any such interest will accrue after the time of such payment only on the amount that equals the sum of (1) the difference, if any, between the amount so paid and the "fair value" of the shares as determined by the Delaware Court of Chancery and (2) interest theretofore accrued, unless paid at such time. The Surviving Corporation is under no obligation to make such voluntary cash payment prior to such entry of judgment. Stockholders considering seeking appraisal should be aware that the fair value of their shares as determined pursuant to Section 262 of the DGCL could be more than, the same as or less than the $12.55 per share consideration payable pursuant to the Merger Agreement if they did not seek appraisal of their shares.

        Under Section 262 of the DGCL, where a merger agreement is to be submitted for adoption at a meeting of stockholders, the corporation, not less than 20 days prior to the special meeting, must notify each of its stockholders who was such on the record date for notice of such meeting with respect to shares for which appraisal rights are available that appraisal rights are available and include in the notice a copy of Section 262 of the DGCL. This proxy statement constitutes our notice to stockholders that appraisal rights are available in connection with the Merger, and the full text of Section 262 of the DGCL is attached to this proxy statement as Annex C, in compliance with the requirements of Section 262 of the DGCL. In connection with the Merger, any holder of shares of Adesto Common Stock who wishes to exercise appraisal rights or who wishes to preserve such holder's right to do so should review Annex C carefully. Failure to strictly comply with the requirements of Section 262 of the DGCL in a timely and proper manner may result in the loss of appraisal rights under the DGCL. Moreover, because of the complexity of the procedures for exercising the right to seek appraisal of shares of Adesto Common Stock, we believe that if a stockholder considers exercising such rights, that stockholder should seek the advice of legal counsel. A stockholder who effectively withdraws or loses his, her or its appraisal rights, as provided in the DGCL, will be entitled to receive the Merger Consideration as described in the Merger Agreement, but without interest.

        Stockholders wishing to exercise the right to seek an appraisal of their shares of Adesto Common Stock must fully comply with Section 262 of the DGCL, which means doing, among other things, ALL of the following:

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  the stockholder must not vote or submit a proxy in favor of the proposal to adopt the Merger Agreement;

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  the stockholder must deliver to us a written demand for appraisal before the vote on the Merger Agreement at the special meeting;

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  the stockholder must continuously hold his, her or its shares of Adesto Common Stock from the date of making the demand through the Effective Time (a stockholder will lose appraisal rights if the stockholder transfers the shares before the Effective Time); and

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  the stockholder or the Surviving Corporation must file a petition in the Delaware Court of Chancery requesting a determination of the fair value of the shares within 120 days after the Effective Time. The Surviving Corporation is under no obligation to file any petition and has no intention of doing so.

        In addition, one of the ownership thresholds must be met.

        Because a proxy that does not contain voting instructions will, unless revoked, be voted in favor of the Merger Agreement, a stockholder who votes by submitting a proxy and who wishes to exercise appraisal rights must not return a blank proxy, but rather must submit a proxy containing instructions to vote against the adoption of the Merger Agreement or to abstain from voting on the adoption of the Merger Agreement.

Filing Written Demand

        Any holder of shares of Adesto Common Stock wishing to exercise appraisal rights must deliver to us, before the vote on the adoption of the Merger Agreement at the virtual special meeting, a written demand for the appraisal of the stockholder's shares, and that stockholder must not vote or submit a proxy in favor of the adoption of the Merger Agreement.

        A holder of shares of Adesto Common Stock exercising appraisal rights must hold of record the shares on the date the written demand for appraisal is made and must continue to hold the shares of record through the Effective Time. The demand must reasonably inform us of the identity of the holder and state that the person intends thereby to demand appraisal of the holder's shares in connection with the Merger. A proxy that is submitted and does not contain voting instructions will, unless timely revoked, be voted in favor of the adoption of the Merger Agreement, and it will constitute a waiver of the stockholder's right of appraisal and will nullify any previously delivered written demand for appraisal. Therefore, a stockholder who submits a proxy and who wishes to exercise appraisal rights must submit a proxy containing instructions to vote against the adoption of the Merger Agreement or abstain from voting on the adoption of the Merger Agreement. Neither voting against the adoption of the Merger Agreement nor abstaining from voting or failing to vote on the proposal to adopt the Merger Agreement will, in and of itself, constitute a written demand for appraisal satisfying the requirements of Section 262 of the DGCL. The written demand for appraisal must be in addition to and separate from any proxy or vote on the adoption of the Merger Agreement. A proxy or vote against the adoption of the Merger Agreement will not constitute a demand. A stockholder's failure to make the written demand prior to the taking of the vote on the adoption of the Merger Agreement at the virtual special meeting may constitute a waiver of appraisal rights.

        Only a holder of record of shares of Adesto Common Stock is entitled to demand appraisal rights for the shares registered in that holder's name. A demand for appraisal in respect of shares of Adesto Common Stock issued and outstanding immediately prior to the Effective Time should be executed by or on behalf of the holder of record, fully and correctly, as his, her or its name appears on his, her or its stock certificates, and must state that such person intends thereby to demand appraisal of his, her or its shares of Common Stock issued and outstanding immediately prior to the Effective Time in connection with the Merger. If the shares of Adesto Common Stock are owned of record in a fiduciary or representative capacity, such as by a trustee, guardian or custodian, such demand must be executed by or on behalf of the record owner in such capacity, and if the shares are owned of record by more than one person, as in a joint tenancy and tenancy in common, the demand should be executed by or on behalf of all joint owners. An authorized agent, including an authorized agent for two or more joint owners, may execute a demand for appraisal on behalf of a holder of record; however, the agent must identify the record owner or owners and expressly disclose that, in executing the demand, the agent is acting as agent for the record owner or owners. A record holder, such as a broker who holds shares of Adesto Common Stock as nominee for several beneficial owners, may exercise appraisal rights with respect to the shares of Adesto Common Stock issued and outstanding immediately prior to the Effective Time held for one or more beneficial owners while not exercising such rights with respect to the shares of Adesto Common Stock held for other beneficial owners; in such case, however, the written demand should set forth the number of shares of Adesto Common Stock issued and outstanding immediately prior to the Effective Time as to which appraisal is sought and where no number of shares of Adesto Common Stock is expressly mentioned the demand will be presumed to cover all shares of Adesto Common Stock which are held in the name of the record owner. Stockholders who hold their shares of Adesto Common Stock in brokerage accounts or other nominee forms and who wish to exercise appraisal rights are urged to consult with their brokers to determine the appropriate procedures for the making of a demand for appraisal by such a nominee.

        A beneficial owner of shares of Adesto Common Stock held in "street name" who desires appraisal should take such actions as may be necessary to ensure that a timely and proper demand for appraisal is made by the record holder of such shares. Shares held through brokerage firms, banks and other financial institutions are frequently deposited with and held of record in the name of a nominee of a central security depository, such as Cede & Co. Any beneficial holder desiring appraisal who holds shares through a brokerage firm, bank or other financial institution is responsible for ensuring that the demand for appraisal is made by the record holder. The beneficial holder of such shares should instruct such firm, bank or institution that the demand for appraisal be made by the record holder of the shares, which may be the nominee of a central security depository if the shares have been so deposited. As required by Section 262 of the DGCL, a demand for appraisal must reasonably inform us of the identity of the holder(s) of record (which may be a nominee as described above) and of such holder's intention to seek appraisal of such shares.

        ONLY A HOLDER OF RECORD OF SHARES OF ADESTO COMMON STOCK IS ENTITLED TO DEMAND APPRAISAL RIGHTS FOR THE SHARES REGISTERED IN THAT HOLDER'S NAME. STOCKHOLDERS WHO HOLD THEIR SHARES IN BROKERAGE OR BANK ACCOUNTS OR OTHER NOMINEE FORMS AND WHO WISH TO EXERCISE APPRAISAL RIGHTS SHOULD CONSULT WITH THEIR BANK, BROKER OR OTHER NOMINEES, AS APPLICABLE, TO DETERMINE THE APPROPRIATE PROCEDURES FOR THE BANK, BROKER OR OTHER NOMINEE TO MAKE A DEMAND FOR APPRAISAL OF THOSE SHARES. A PERSON HAVING A BENEFICIAL INTEREST IN SHARES HELD OF RECORD IN THE NAME OF ANOTHER PERSON, SUCH AS A BANK, BROKER OR OTHER NOMINEE, MUST ACT PROMPTLY TO CAUSE THE RECORD HOLDER TO FOLLOW PROPERLY AND IN A TIMELY MANNER THE STEPS NECESSARY TO PERFECT APPRAISAL RIGHTS.

        All written demands for appraisal pursuant to Section 262 of the DGCL should be mailed or delivered to:

Adesto Technologies Corporation
Attention: Corporate Secretary
3600 Peterson Way
Santa Clara, California 95054

        Any holder of shares of Adesto Common Stock who has not commenced an appraisal proceeding or joined that proceeding as a named party may withdraw his, her or its demand for appraisal and accept the consideration offered pursuant to the Merger Agreement by delivering to us a written withdrawal of the demand for appraisal and an acceptance of the Merger. However, any such attempt to withdraw the demand made more than 60 days after the Effective Time will require written approval of the Surviving Corporation. Once a petition for appraisal is filed, no appraisal proceeding in the Delaware Court of Chancery will be dismissed without the approval of the Delaware Court of Chancery, and such approval may be conditioned upon such terms as the Delaware Court of Chancery deems just. However, notwithstanding the foregoing, any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party may withdraw such stockholder's demand for appraisal and accept the terms offered upon the Merger within 60 days after the Effective Time.

Notice by the Surviving Corporation

        If the Merger is completed, within ten days after the Effective Time, the Surviving Corporation must notify each holder of shares of Adesto Common Stock who has made a written demand for appraisal in accordance with Section 262 of the DGCL and who has not voted in favor of the adoption of the Merger Agreement that the Merger has become effective and the effective date thereof.

Filing a Petition for Appraisal

        Within 120 days after the Effective Time, but not thereafter, the Surviving Corporation or any holder of shares of Adesto Common Stock who has complied with Section 262 of the DGCL and is entitled to appraisal rights, under Section 262 of the DGCL may commence an appraisal proceeding by filing a petition in the Delaware Court of Chancery, with a copy served on the Surviving Corporation in the case of a petition filed by a stockholder, demanding a determination of the fair value of the shares held by all our stockholders entitled to appraisal. The Surviving Corporation is under no obligation, and has no present intention, to file a petition, and holders should not assume that the Surviving Corporation will file a petition or initiate any negotiations with respect to the fair value of the shares of Adesto Common Stock. Accordingly, any holders of shares of Adesto Common Stock who desire to have their shares appraised should initiate all necessary action to perfect their appraisal rights in respect of their shares of Adesto Common Stock within the time and in the manner prescribed in Section 262 of the DGCL. The failure of a holder of Adesto Common Stock to file such a petition within the period specified in Section 262 of the DGCL could nullify the stockholder's previous written demand for appraisal.

        Within 120 days after the Effective Time, any holder of shares of Adesto Common Stock who has complied with the requirements for exercise of appraisal rights will be entitled, upon written request, to receive from the Surviving Corporation a statement setting forth the aggregate number of shares not voted in favor of the adoption of the Merger Agreement and with respect to which we have received demands for appraisal, and the aggregate number of holders of such shares. The Surviving Corporation must mail this statement to the requesting stockholder within ten days after receipt of the written request for such a statement or within ten days after the expiration of the period for delivery of demands for appraisal, whichever is later. A beneficial owner of shares held either in a voting trust or by a nominee on behalf of such person may, in such person's own name, file a petition seeking appraisal or request from the Surviving Corporation the foregoing statement. As noted above, however, the demand for appraisal can only be made by a stockholder of record.

        If a petition for an appraisal is duly filed by a holder of shares of Adesto Common Stock and a copy thereof is served upon the Surviving Corporation, the Surviving Corporation will then be obligated, within 20 days after such service, to file with the Delaware Register in Chancery a duly verified list (the "Verified List") containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached. Upon the filing of any such petition, the Delaware Court of Chancery may order that notice of the time and place fixed for the hearing on the petition be mailed to the Surviving Corporation and all of the stockholders shown on the Verified List at the addresses stated therein. Such notice will also be published at least one week before the day of the hearing in a newspaper of general circulation published in the City of Wilmington, Delaware, or in another publication determined by the Delaware Court of Chancery. The costs of these notices are borne by the Surviving Corporation.

        After notice to the stockholders as required by the court, the Delaware Court of Chancery is empowered to conduct a hearing on the petition to determine those stockholders who have complied with Section 262 of the DGCL and who have become entitled to appraisal rights thereunder. The Delaware Court of Chancery may require the stockholders who demanded appraisal of their shares to submit their stock certificates to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings, and if any stockholder fails to comply with the direction, the Delaware Court of Chancery may dismiss that stockholder from the proceedings. The Delaware Court of Chancery will dismiss appraisal proceedings as to all our stockholders who are otherwise entitled to appraisal rights unless (1) the total number of shares for which appraisal rights have been demanded and perfected exceeds 1% of the outstanding shares of Adesto Common Stock as measured in accordance with subsection (g) of Section 262 of the DGCL or (2) the value of the aggregate Merger Consideration in respect of such shares exceeds $1,000,000.

Determination of Fair Value

        After the Delaware Court of Chancery determines the stockholders entitled to an appraisal, the appraisal proceeding will be conducted in accordance with the rules of the Court of Chancery, including any rules specifically governing appraisal proceedings. Through such proceeding, the Delaware Court of Chancery will determine the "fair value" of the shares of Adesto Common Stock subject to appraisal, exclusive of any element of value arising from the accomplishment or expectation of the Merger, together with interest, if any, to be paid upon the amount determined to be the fair value. Upon application by the Surviving Corporation or by any stockholder entitled to participate in the appraisal proceeding, the Delaware Court of Chancery may, in its discretion, proceed to trial upon the appraisal prior to the final determination of the stockholders entitled to an appraisal. Any holder of shares whose name appears on the Verified List and, if such shares are represented by certificates and if so required, who has submitted such stockholder's certificates of stock to the Delaware Register in Chancery, may participate fully in all proceedings until it is finally determined that such stockholder is not entitled to appraisal rights or that neither of the ownership thresholds is met. The Delaware Court of Chancery will direct the payment of the fair value of the shares, together with interest, if any, on the amount determined to be the fair value by the Surviving Corporation to the stockholders entitled thereto. Payment will be made to each such stockholder, in the case of holders of uncertificated stock, forthwith, and in the case of holders of shares represented by certificates, upon the surrender to the Surviving Corporation of the certificate(s) representing such stock. The Delaware Court of Chancery's decree may be enforced as other decrees in such court may be enforced. Unless the court in its discretion determines otherwise for good cause shown, interest from the Effective Time through the date of payment of the judgment will be compounded quarterly and will accrue at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the Effective Time and the date of payment of the judgment. However, the Surviving Corporation has the right, at any point prior to the Delaware Court of Chancery's entry of judgment in the proceedings, to make a voluntary cash payment to each stockholder seeking appraisal. If the Surviving Corporation makes a voluntary cash payment pursuant to subsection (h) of Section 262 of the DGCL during the period between the Effective Time and the date of payment of the judgment, interest will accrue thereafter only on the sum of (1) the difference, if any, between the amount paid by the Surviving Corporation in such voluntary cash payment and the fair value of the shares as determined by the Delaware Court of Chancery and (2) interest theretofore accrued, unless paid at that time.

        In determining fair value, the Delaware Court of Chancery will take into account all relevant factors. In Weinberger v. UOP, Inc., the Supreme Court of Delaware discussed the factors that could be considered in determining fair value in an appraisal proceeding, stating that "proof of value by any techniques or methods which are generally considered acceptable in the financial community and otherwise admissible in court" should be considered, and that "[f]air price obviously requires consideration of all relevant factors involving the value of a company." The Delaware Supreme Court stated that, in making this determination of fair value, the court must consider market value, asset value, dividends, earnings prospects, the nature of the enterprise and any other facts that could be ascertained as of the date of the merger that throw any light on future prospects of the merged corporation. Section 262 of the DGCL provides that fair value is to be "exclusive of any element of value arising from the accomplishment or expectation of the merger." In Cede & Co. v. Technicolor,  Inc., the Delaware Supreme Court stated that such exclusion is a "narrow exclusion [that] does not encompass known elements of value," but which rather applies only to the speculative elements of value arising from such accomplishment or expectation. In Weinberger, the Supreme Court of Delaware also stated that "elements of future value, including the nature of the enterprise, which are known or susceptible of proof as of the date of the merger and not the product of speculation, may be considered." In Dell, Inc. v. Magnetar Global Event Driven Master Fund Ltd., 177 A.3d 1 (Del. 2017) and DFC Global Corp. v. Muirfield Value Partners, L.P., 172 A.3d 346 (Del. 2017), the Delaware Supreme Court declined to adopt a presumption favoring reliance upon the deal price in determining fair value, but noted that the deal price is one of the relevant factors to be considered, and can often be the best evidence of fair value in arm's-length mergers with a robust sales process.

        Stockholders considering seeking appraisal should be aware that the fair value of their shares as so determined by the Delaware Court of Chancery could be more than, the same as or less than the consideration they would receive pursuant to the Merger if they did not seek appraisal of their shares and that an opinion of an investment banking firm as to the fairness from a financial point of view of the consideration payable in a Merger is not an opinion as to, and may not in any manner address, "fair value" under Section 262 of the DGCL. Although we believe that the Merger Consideration is fair, no representation is made as to the outcome of the appraisal of fair value as determined by the Delaware Court of Chancery, and stockholders should recognize that such an appraisal could result in a determination of a value higher or lower than, or the same as, the Merger Consideration. Neither we nor Dialog anticipates offering more than the Merger Consideration to any stockholder exercising appraisal rights, and we and Dialog each reserve the right to make a voluntary cash payment pursuant to subsection (h) of Section 262 and to assert, in any appraisal proceeding, that for purposes of Section 262 of the DGCL, the "fair value" of a share of Adesto Common Stock is less than the Merger Consideration. If a petition for appraisal is not timely filed or if neither of the ownership thresholds is met, then the right to an appraisal will cease.

        The costs of the appraisal proceedings (which do not include attorneys' fees or the fees and expenses of experts) may be determined by the Delaware Court of Chancery and taxed upon the parties as the Delaware Court of Chancery deems equitable under the circumstances. Upon application of a stockholder, the Delaware Court of Chancery may also order that all or a portion of the expenses incurred by a stockholder in connection with an appraisal, including, without limitation, reasonable attorneys' fees and the fees and expenses of experts, be charged pro rata against the value of all the shares entitled to appraisal. In the absence of such an order, each party bears its own expenses.

        If any stockholder who demands appraisal of his, her or its shares of Adesto Common Stock under Section 262 of the DGCL fails to perfect, or loses or successfully withdraws, such holder's right to appraisal, as provided in the DGCL, the stockholder's shares of Adesto Common Stock will no longer be entitled to an appraisal under Section 262 of the DGCL and will instead be deemed to have been converted at the Effective Time into the right to receive the consideration payable in the Merger, without interest and subject to any applicable withholding taxes. A stockholder will fail to perfect, or effectively lose or withdraw, the holder's right to appraisal if no petition for appraisal is filed within 120 days after the Effective Time, if neither of the ownership thresholds is met or if the stockholder delivers to the Surviving Corporation a written withdrawal of the holder's demand for appraisal and an acceptance of the consideration payable in the Merger in accordance with Section 262 of the DGCL, except that any such attempt to withdraw made more than 60 days after the Effective Time will require the written approval of the Surviving Corporation.

        From and after the Effective Time, no stockholder who has duly demanded appraisal rights will be entitled to vote such shares of Adesto Common Stock subject to such demand for any purpose or to receive payment of dividends or other distributions on the stock, except dividends or other distributions on the holder's shares of Adesto Common Stock, if any, payable to stockholders as of a time prior to the Effective Time.

        Failure to comply strictly with all of the procedures set forth in Section 262 of the DGCL may result in the loss of a stockholder's statutory appraisal rights, in which event a holder of Adesto Common Stock will be entitled to receive the Merger Consideration. Consequently, any stockholder wishing to exercise appraisal rights is encouraged to consult legal counsel before attempting to exercise those rights.

Litigation Relating to the Merger

        On March 20, 2020, putative stockholder Jordan Rosenblatt filed a class action lawsuit against us and the individual members of our Board in the United States District Court, District of Delaware (Rosenblatt v. Adesto Technologies Corporation, et al., Case No. 1:20-cv-00401 (the "Rosenblatt Action")). On March 25, 2020, putative stockholder William Candelaria filed a lawsuit against us and the individual members of our Board in the United States District Court, Southern District of New York (Candelaria v. Adesto Technologies Corporation, et al., Case No. 1:20-cv-02564 (the "Candelaria Action")). The Rosenblatt Action and the Candelaria Action are referred to collectively as the "Litigations." The Litigations allege that defendants violated Section 14(a) and 20(a) of the Exchange

Act by omitting certain material information with respect to the Merger, which allegedly renders the proxy statement false and misleading. The Candelaria Action also alleges a claim against the members of our Board for breach of fiduciary duty.

        The Litigations seek, among other things, to enjoin defendants from consummating the Merger, supplemental disclosures in the proxy statement, money damages and an award of attorneys' fees. We believe the Litigations are without merit and intend to vigorously defend against these actions. We may become subject to similar actions relating to the Merger in these or other jurisdictions.

Material U.S. Federal Income Tax Consequences of the Merger

        The following discussion is a summary of material U.S. federal income tax consequences of the Merger that may be relevant to U.S. Holders and Non-U.S. Holders of shares of Adesto Common Stock whose shares are converted into the right to receive cash at closing pursuant to the Merger. This discussion is based upon the United States Internal Revenue Code of 1986, as amended (the "Code"), and the Treasury Regulations promulgated thereunder, court decisions, published positions of the Internal Revenue Service (the "IRS"), and other applicable authorities, all as in effect on the date of this proxy statement and all of which are subject to change or differing interpretations, possibly with retroactive effect. This discussion is limited to holders who hold their shares of Adesto Common Stock as "capital assets" within the meaning of Section 1221 of the Code (generally, property held for investment).

        This discussion is for general information only and does not address all of the tax consequences that may be relevant to holders in light of their particular circumstances. For example, this discussion does not address:

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  tax consequences that may be relevant to holders who may be subject to special treatment under U.S. federal income tax laws, such as, for example, financial institutions; tax-exempt organizations; holders who acquired Adesto Common Stock through a 401(k), deferred compensation plan or retirement plan; S corporations; any entities or arrangements classified as partnerships or pass-through entities for U.S. federal income tax purposes or investors in such pass-through entities; insurance companies; mutual funds; dealers in stocks and securities; traders in securities that elect to use the mark-to-market method of accounting for their securities; regulated investment companies; real estate investment trusts; entities that are "controlled foreign corporations" or "passive investment companies" for U.S. federal income tax purposes; Non-U.S. Holders that hold, directly or constructively (or that held, directly or constructively, at any time during the five-year period ending on the date of the merger), 5% or more of the outstanding Adesto Common Stock; or certain former citizens or long-term residents of the United States;

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  tax consequences to holders who hold their common stock as part of a hedging, constructive sale or conversion, straddle or other risk reduction transaction;

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  tax consequences to holders that received their shares of Adesto Common Stock pursuant to the exercise of Adesto Options or other compensation arrangements;

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  tax consequences to holders exercising appraisal rights;

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  tax consequences to U.S. Holders whose "functional currency" is not the U.S. dollar;

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  tax consequences to holders who hold their Adesto Common Stock through a bank, financial institution or other entity, or a branch thereof, located, organized or resident outside the United States;

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  any U.S. federal estate, gift or alternative minimum tax consequences; or

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  any state, local or non-U.S. tax consequences.

        If a partnership (including an entity or arrangement, domestic or foreign, treated as a partnership for U.S. federal income tax purposes) is a beneficial owner of shares of Adesto Common Stock, then the tax treatment of a partner in such partnership will generally depend upon the status of the partner and the activities of the partner and the partnership. Partnerships holding shares of Adesto Common Stock and partners therein should consult their tax advisors regarding the consequences of the Merger.

        No opinion of counsel or ruling from the IRS has been or will be obtained regarding the U.S. federal income tax consequences of the Merger described below. If the IRS contests a conclusion set forth herein, no assurance can be given that a holder would ultimately prevail in a final determination by a court.

        A HOLDER SHOULD CONSULT ITS OWN TAX ADVISORS CONCERNING THE U.S. FEDERAL INCOME TAX CONSEQUENCES RELATING TO THE MERGER IN LIGHT OF ITS PARTICULAR CIRCUMSTANCES AND ANY CONSEQUENCES ARISING UNDER THE LAWS OF ANY STATE, LOCAL OR NON-U.S. TAXING JURISDICTION.

U.S. Holders

        For purposes of this discussion, a "U.S. Holder" is a beneficial owner of shares of Adesto Common Stock that is for U.S. federal income tax purposes:

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  an individual who is a citizen or resident of the United States;

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  a corporation, or other entity taxable as a corporation, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

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  an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

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  a trust (1) that is subject to the primary supervision of a court within the United States and the control of one or more United States persons as defined in Section 7701(a)(30) of the Code; or (2) that has a valid election in effect under applicable Treasury regulations to be treated as a United States person.

        The receipt of cash by a U.S. Holder in exchange for shares of Adesto Common Stock pursuant to the Merger will be a taxable transaction for U.S. federal income tax purposes. In general, such U.S. Holder's gain or loss will be equal to the difference, if any, between the amount of cash received and the U.S. Holder's adjusted tax basis in the shares surrendered pursuant to the Merger. A U.S. Holder's adjusted tax basis generally will equal the amount that such U.S. Holder paid for the shares. Such gain or loss will be capital gain or loss and will be long-term capital gain or loss if such U.S. Holder's holding period in such shares is more than one year at the time of the completion of the Merger. A reduced tax rate on capital gain generally will apply to long-term capital gain of a non-corporate U.S. Holder (including individuals). The deductibility of capital losses is subject to limitations. If a U.S. Holder acquired different blocks of Adesto Common Stock at different times or different prices, such U.S. Holder must determine its adjusted tax basis and holding period separately with respect to each block of Adesto Common Stock.

        A surtax of up to 3.8% applies to so-called "net investment income" of certain U.S. citizens and residents, and to undistributed "net investment income" of certain estates and trusts. Net investment income generally includes any gain recognized on the receipt of cash in exchange for shares of Adesto Common Stock pursuant to the Merger. U.S. Holders should consult their own tax advisors regarding the applicability of this tax to any gain recognized pursuant to the Merger.

Non-U.S. Holders

        For purposes of this discussion, the term "Non-U.S. Holder" means a beneficial owner of shares of Adesto Common Stock that is not a U.S. Holder.

        Any gain realized by a Non-U.S. Holder pursuant to the Merger generally will not be subject to U.S. federal income tax unless:

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  the gain is effectively connected with a trade or business of such Non-U.S. Holder in the United States (and, if required by an applicable income tax treaty, is attributable to a permanent establishment maintained by such Non-U.S. Holder in the United States), in which case such gain generally will be subject to U.S. federal income tax at rates generally applicable to U.S. persons, and, if the Non-U.S. Holder is a corporation, such gain may also be subject to the branch profits tax at a rate of 30% (or a lower rate under an applicable income tax treaty);

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  such Non-U.S. Holder is a nonresident alien individual who is present in the United States for 183 days or more in the taxable year that includes the Merger, and certain other specified conditions are met, in which case such gain generally will be subject to U.S. federal income tax at a rate of 30% (or a lower rate under an applicable income tax treaty); or

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  we are or have been a "United States real property holding corporation" as such term is defined in Section 897(c) of the Code ("USRPHC") at any time within the shorter of the five-year period ending on the date of completion of the Merger or such Non-U.S. Holder's holding period with respect to the applicable shares of Adesto Common Stock (the "relevant period") and, if (as we expect) shares of Adesto Common Stock are regularly traded on an established securities market (within the meaning of Section 897(c)(3) of the Code), such Non-U.S. Holder owns (or is deemed to own pursuant to certain attribution rules) more than 5% of Adesto Common Stock at any time during the relevant period, in which case such gain generally will be subject to U.S. federal income tax at rates generally applicable to U.S. persons (as described in the first bullet point above), except that the branch profits tax will not apply. Although no assurances can be given in this regard, we believe that we are not, and have not been, a USRPHC at any time during the five-year period preceding the Merger.

Information Reporting and Backup Withholding

        Information reporting and backup withholding (at a rate of 24%) may apply to proceeds received by a holder pursuant to the Merger. Backup withholding generally will not apply to (1) a U.S. Holder that furnishes a correct taxpayer identification number and certifies that such holder is not subject to backup withholding on IRS Form W-9 (or a substitute or successor form), (2) a Non-U.S. Holder that provides a certification of such holder's foreign status on the appropriate series of IRS Form W-8 (or a substitute or successor form), or (3) a holder that otherwise establishes an exemption from backup withholding. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules will be allowed as a refund or a credit against the holder's U.S. federal income tax liability, provided that the required information is timely furnished to the IRS. Each holder should consult such holder's own tax advisor regarding the information reporting and backup withholding tax rules.

        THE DISCUSSION SET FORTH ABOVE IS NOT A COMPLETE ANALYSIS OR DISCUSSION OF ALL POTENTIAL TAX CONSEQUENCES RELEVANT TO HOLDERS OF ADESTO COMMON STOCK. THE TAX CONSEQUENCES OF THE MERGER MAY VARY DEPENDING UPON THE PARTICULAR CIRCUMSTANCES OF EACH STOCKHOLDER. YOU SHOULD CONSULT YOUR TAX ADVISOR CONCERNING THE U.S. FEDERAL, STATE, LOCAL, NON-U.S. INCOME OR OTHER TAX CONSEQUENCES OF THE MERGER TO YOU.

Regulatory Approvals Required for the Merger

        In the Merger Agreement, Adesto and Dialog agree to use our reasonable best efforts, subject to the limitations set forth in the Merger Agreement, to take, or cause to be taken, all actions necessary to complete the Merger and make effective the other Transactions on a timely basis, including obtaining the CFIUS Approval. Pursuant to the Merger Agreement, each of Adesto, Dialog, and Merger Sub further agree, subject to the limitations set forth in the Merger Agreement, to (a) make all filings, give all notices and provide all information required to be made, given or provided by such party in connection with the Merger or any of the other Transactions; (b) consult with such party's employees to the extent required under any applicable legal requirements in connection with the Merger or any of the other Transactions; and (c) use its reasonable best efforts to obtain each consent required to be obtained (pursuant to any applicable legal requirement or contract, or otherwise) by such party in connection with the Merger or the other Transactions.

Antitrust Laws

        The completion of the Transactions is subject to expiration or termination of the waiting period applicable to the completion of the Merger under the HSR Act and the rules thereunder. Under the HSR Act and the rules thereunder, the Merger may not be completed unless certain information has been furnished to the Antitrust Division of the U.S. Department of Justice and to the Federal Trade Commission and the applicable waiting period expires or is terminated. The HSR Act requires the parties to observe a 30-day waiting period ("initial HSR 30-day waiting period"), during which time the Merger may not be consummated, unless that initial HSR 30-day waiting period is terminated early. If, before the expiration of the initial HSR 30-day waiting period, the Antitrust Division of the U.S. Department of Justice or the Federal Trade Commission issues a request for additional information, the parties may not consummate the transaction until 30 days after Dialog and Adesto have each substantially complied with such request for additional information (unless this period is shortened pursuant to a grant of early termination or extended by agreement between the parties and the relevant antitrust agency). On March 12, 2020, Dialog and Adesto filed their respective notification and report forms pursuant to the HSR Act with the Antitrust Division of the U.S. Department of Justice and the Federal Trade Commission.

        At any time before or after the Effective Time, the Federal Trade Commission, the Antitrust Division of the U.S. Department of Justice, state attorneys general or private parties can file suit under the antitrust laws to enjoin consummation of the Merger, to impose conditions on the Merger, or to require divestitures.

CFIUS

        Under Section 721 of the DPA, which is referred to as Section 721, the President of the United States, acting on his own or through the Committee on Foreign Investment in the United States ("CFIUS"), an inter-agency committee chaired by the Secretary of the Treasury and composed of officials from the Departments of Commerce, Defense, Energy, Homeland Security, Justice, State, Treasury and other Executive Branch offices, is authorized to review transactions that could result in control by a foreign person of a U.S. business engaged in interstate commerce in the United States (or, for certain U.S. businesses, investments by foreign persons that do not result in control of the U.S. business). CFIUS may clear a proposed transaction unconditionally or impose mitigation requirements as a condition of that clearance. CFIUS may also refer a transaction to the President with a recommendation that he issue an order prohibiting a transaction or requiring a divestiture if the President determines that there is credible evidence that the transaction threatens to impair the national security of the United States, and if other provisions of existing law do not provide adequate and appropriate authority to protect national security.

        Pursuant to Section 721, a party or parties to a proposed transaction may voluntarily submit a notification of that transaction to CFIUS. Adesto and Dialog intend to promptly file with CFIUS a notice of the merger in accordance with Section 721. Once CFIUS has accepted the filing, CFIUS will undertake a 45-day review, commencing from the date that CFIUS first accepts the notice. At the end of the 45-day review period, CFIUS may inform the parties that it has concluded all action under Section 721, at which point the review process is complete. Alternatively, CFIUS may determine to undertake an investigation of the merger. An investigation must be completed within 45 calendar days of its initiation (in extraordinary circumstances, the CFIUS Staff Chairperson may extend the investigation for one 15-day period), and at the end of the investigation, CFIUS will either conclude action under Section 721, or may report the matter for decision to the President. Under Section 721, the President must announce a decision within 15 calendar days of the completion of CFIUS's investigation. As warranted, CFIUS may identify a national security concern to the parties during the review or investigation period, and if that concern cannot be resolved by a mitigation agreement or otherwise within the initial review and investigation periods, the parties may request permission to voluntarily withdraw and refile their notification in order to allow more time to address national security concerns, which may include the negotiation of a mitigation agreement or condition with respect to that transaction that will allow CFIUS to conclude action under Section 721. Under Section 721 and related regulations, the President and CFIUS have substantial discretion in conducting national security reviews and investigations.

        Under the Merger Agreement, the Merger is conditioned on (a) Adesto and Dialog having received written notice from CFIUS stating that CFIUS has concluded that the Merger and the other Transactions are not "covered transactions" as defined at 31 C.F.R. § 800.213 and, therefore, not subject to review by CFIUS; (b) Adesto and Dialog having received written notice from CFIUS stating that CFIUS has concluded all action under Section 721 of the DPA with respect to the Merger and CFIUS has determined that there are no unresolved national security concerns with respect to the Merger or the other Transactions; provided, however, that if the written notice described in this clause (b) requires or contemplates that Dialog or any of its affiliates take or agree to take any action or actions that would constitute a Burdensome Condition (other than a Burdensome Condition to which Dialog had previously agreed in writing), then CFIUS Approval will not be deemed to have been obtained; or (c) CFIUS having sent a report to the President requesting the President's decision and the President has announced a decision not to take any action to suspend or prohibit the Merger pursuant to the DPA (collectively, the "CFIUS Approval").

Other Regulatory Approvals

        One or more governmental agencies may impose a condition, restriction, qualification, requirement or limitation when it grants the necessary approvals and consents. Third parties may also seek to intervene in the regulatory process or litigate to enjoin or overturn regulatory approvals, any of which actions could significantly impede or even preclude obtaining required regulatory approvals. There is currently no way to predict how long it will take to obtain all of the required regulatory clearances and approvals or whether such clearances and approvals will ultimately be obtained, or, if obtained, on what terms, and there may be a substantial period of time between the adoption of the Merger Agreement by our stockholders and the completion of the Merger.

        Although we expect that all required regulatory clearances and approvals will be obtained, we cannot assure you that these regulatory clearances and approvals will be timely obtained, obtained at all or that the granting of these regulatory clearances and approvals will not involve the imposition of additional conditions on the completion of the Merger, including the requirement to divest assets, or require changes to the terms of the Merger Agreement. These conditions or changes could result in the conditions to the Merger not being satisfied.

Effect on Adesto if the Merger is Not Completed

        If the Merger Agreement is not adopted by the requisite vote of our stockholders or if the Merger is not completed for any other reason, our stockholders will not receive any payment for their shares of Adesto Common Stock. Instead, we will remain a stand-alone public company, Adesto Common Stock will continue to be listed and traded on Nasdaq and registered under the Exchange Act and we will continue to file periodic reports with the SEC. In addition, if the Merger is not completed, we expect that management will operate the business in a manner similar to that in which it is being operated today and that our stockholders will continue to be subject to the same risks and opportunities to which they are currently subject, including risks related to the highly competitive industry in which we operate and risks related to adverse economic conditions.

        Furthermore, if the Merger is not completed, and depending on the circumstances that caused the Merger not to be completed, the price of Adesto Common Stock may decline significantly. If that were to occur, it is uncertain when, if ever, the price of Adesto Common Stock would return to the price at which it trades as of the date of this proxy statement.

        Accordingly, if the Merger is not completed, there can be no assurance as to the effect of these risks and opportunities on the future value of your shares of Adesto Common Stock. If the Merger is not completed, our Board will continue to evaluate and review our business operations, strategic direction and capitalization, among other things, and will make such changes as are deemed appropriate. If the Merger Agreement is not adopted by our stockholders or if the Merger is not completed for any other reason, there can be no assurance that any other transaction acceptable to our Board will be offered or that our business, prospects or results of operation will not be adversely impacted.

Vote Required and Board Recommendation

        The Merger Agreement must be adopted by the affirmative vote of the holders of a majority of the shares of Adesto Common Stock outstanding on the record date. If you abstain from voting, fail to cast your vote, either at the virtual special meeting or by proxy, or fail to give voting instructions to your brokerage firm, bank, trust or other nominee, it will have the same effect as a vote "AGAINST" the proposal to adopt the Merger Agreement.

        Our Board has unanimously approved the Merger Agreement and determined that the Merger Agreement and the Merger are advisable, fair to and in the best interests of Adesto and our stockholders.

Our Board unanimously recommends that you vote "FOR" the proposal to adopt the Merger Agreement.

THE MERGER AGREEMENT

Explanatory Note Regarding the Merger Agreement

        The following summary describes certain material provisions of the Merger Agreement. This summary is not complete and is qualified in its entirety by reference to the Merger Agreement, which is attached to this proxy statement as Annex A and incorporated into this proxy statement by reference. You should read the entire Merger Agreement carefully as it is the legal document that governs the Merger. The rights and obligations of the parties are governed by the express terms of the Merger Agreement and not by this summary or any other information contained in this proxy statement. Capitalized terms used in this section but not defined in this proxy statement have the meaning ascribed to them in the Merger Agreement.

        The representations, warranties, covenants and agreements described below and included in the Merger Agreement (1) were made only for purposes of the Merger Agreement and as of specific dates; (2) were made solely for the benefit of the parties to the Merger Agreement; and (3) may be subject to important qualifications, limitations and supplemental information agreed to by us, Dialog and Merger Sub, including being qualified by confidential disclosure schedules provided by us to Dialog and Merger Sub in connection with the execution of the Merger Agreement. In addition, the representations and warranties may have been included in the Merger Agreement for the purpose of allocating contractual risk between us, Dialog and Merger Sub rather than to establish matters as facts. The representations and warranties may also be subject to contractual standards of materiality different from those generally applicable under federal securities laws or from what may be viewed as material to stockholders.

        Stockholders are generally not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties, covenants and agreements therein or any descriptions thereof as characterizations of the actual state of facts or condition of us, Dialog or Merger Sub or any of their respective affiliates or businesses.

        You should not rely on the covenants in the Merger Agreement as definitive limitations on the respective businesses of us, Dialog or Merger Sub because the parties may take certain actions that are either expressly permitted in the confidential disclosure schedules or as otherwise consented to by the appropriate party, which consent may be given without notice to the public.

        The Merger Agreement is described below, and included as Annex A, only to provide you with information regarding its terms and conditions, and not to provide any other factual information regarding us, Dialog or Merger Sub, or their respective businesses.

The Merger

        On February 20, 2020, Dialog, Merger Sub and Adesto entered into the Merger Agreement.

        Upon the terms and subject to the conditions of the Merger Agreement, and in accordance with the DGCL, at the Effective Time, Merger Sub will be merged with and into Adesto. The separate existence of Merger Sub will cease and Adesto will continue as the Surviving Corporation and a wholly owned direct or indirect subsidiary of Dialog.

Effective Time and Completion of the Merger

        The Merger Agreement provides that the completion of the Transactions will take place on a date to be designated by Dialog, which must be no later than the third business day after the date on which the last to be satisfied or waived of the conditions to the completion of the Transactions set forth in the Merger Agreement (other than the conditions relating to Dialog's and Adesto's receipt of certain certifications) is satisfied or waived, but subject to the satisfaction or waiver of the closing condition of each of Dialog and Adesto relating to the receipt of such certifications from the other party and the continued satisfaction or waiver of each of the other closing conditions set forth in the Merger Agreement, or at such other place, time or date as Dialog and Adesto may jointly designate.

        The Effective Time will occur when a certificate of merger satisfying the applicable requirements of the DGCL is duly executed by Adesto and filed with the Secretary of State of the State of Delaware, or at such later time as may be specified in such certificate of merger with the consent of Dialog.

Merger Consideration

        At the Effective Time, each share of Adesto Common Stock that is outstanding immediately prior to the Effective Time (other than Excluded Shares) will be converted into the right to receive Merger Consideration, without interest.

        With respect to Excluded Shares, at the Effective Time, any shares of Adesto Common Stock that are held by Adesto (or held in Adesto's treasury) or held, directly or indirectly, by Dialog, Merger Sub or any other wholly owned subsidiary of Dialog immediately prior to the Effective Time will be canceled and retired and will cease to exist, and no consideration will be delivered in exchange for such shares. Furthermore, at the Effective Time, any shares of Adesto Common Stock that are held, directly or indirectly, by a wholly owned subsidiary of Adesto immediately prior to the Effective Time will be unaffected by the Merger and will remain outstanding as an equal number of shares of common stock of the Surviving Corporation.

Payment for Shares of Adesto Common Stock

        The Merger Agreement provides that, prior to the Closing Date of the Merger, Dialog will select a reputable bank or trust company to act as paying agent in the Merger (the "Paying Agent"). The Merger Agreement further provides that, promptly after the Effective Time, Dialog will cause to be deposited with the Paying Agent cash sufficient to make payments of the Merger Consideration for shares of Adesto Common Stock in accordance with the terms of the Merger Agreement.

        The Merger Agreement provides that, promptly after the Effective Time (and in any event within five business days), the Paying Agent will mail to the record holders of certificates of shares of Adesto Common Stock or of uncertificated shares of Adesto Common Stock immediately prior to the Effective Time a letter of transmittal, in customary form reasonably acceptable to Adesto and containing such customary provisions as Dialog may reasonably specify, and instructions on how to surrender such certificates or transfer such uncertificated shares in exchange for the Merger Consideration.

        The Merger Agreement further provides that, upon surrender by a record holder of a certificate of shares of Adesto Common Stock to the Paying Agent for exchange or receipt of an "agent's message" by the Paying Agent in connection with the transfer of uncertificated shares of Adesto Common Stock, together with a duly executed letter of transmittal and such other documents as may be reasonably required by the Paying Agent or Dialog, (a) such record holder will be entitled to receive the cash consideration that such holder has the right to receive pursuant to the Merger Agreement in full satisfaction of all rights pertaining to the shares of Adesto Common Stock formerly represented by such certificate or uncertificated shares and (b) such certificate or such uncertificated shares will be canceled. The Merger Agreement further provides that, in the event of a transfer of ownership of any shares of Adesto Common Stock which are not registered in the transfer records of Adesto, payment of the Merger Consideration may be made to a person or entity other than the holder in whose name the certificate formerly representing such shares or uncertificated shares is registered if: (a) any such certificate is properly endorsed or otherwise in proper form for transfer; and (b) such holder pays any fiduciary or surety bonds and any transfer or other similar taxes required by reason of the payment of such Merger Consideration to a person or entity other than such holder (or such holder establishes to the reasonable satisfaction of Dialog that such bonds and taxes have been paid or are not applicable).

Until surrendered or transferred as contemplated by the Merger Agreement, each certificate and uncertificated share will be deemed from the Effective Time to represent only the right to receive the Merger Consideration. If any certificate of shares of Adesto Common Stock has been lost, stolen or destroyed, Dialog may, in its discretion and as a condition to the payment of the Merger Consideration, require the owner of such lost, stolen or destroyed certificate to provide an appropriate affidavit and to deliver a bond (in such sum as Dialog may direct) as indemnity against any claim that may be made against the Paying Agent, Dialog, Merger Sub or the Surviving Corporation with respect to such certificate.

        The Merger Agreement provides that any portion of the cash amounts deposited by Dialog with the Paying Agent that has not been distributed within 360 days after the Closing Date of the Merger will be delivered to Dialog upon demand, and any former holders of certificates of Adesto Common Stock or uncertificated shares of Adesto Common Stock who have not surrendered their certificates or transferred their shares may thereafter look only to Dialog for satisfaction of their claims for the Merger Consideration. If any certificate for Adesto Common Stock has not been surrendered, or any uncertificated share has not been transferred, by the earlier of: (a) the fifth anniversary of the Closing Date of the Merger; and (b) the date immediately prior to the date on which the cash amount that such certificate or uncertificated share represents the right to receive would otherwise escheat to or become the property of any governmental body, then such cash amount will, to the extent permitted by applicable law, become the property of the Surviving Corporation, free and clear of any claim or interest of any person previously entitled thereto.

Treatment of Adesto Equity Awards and Adesto Warrants

Treatment of Adesto Options

        At the Effective Time:

  •
  each outstanding, vested Adesto Option will be canceled and converted into the right to receive the Option Consideration;

  •
  each outstanding Adesto Option (whether vested or unvested) held by a non-employee director of our Board will be canceled and converted into the right to receive the Option Consideration;

  •
  each outstanding, unvested Adesto Option (other than those held by non-employee directors of our Board) will be canceled and replaced with a Dialog RSU with respect to that number of Dialog Ordinary Shares determined by multiplying the number of shares of Adesto Common Stock subject to such unvested Adesto Option immediately before the Effective Time by the Option Exchange Ratio; provided, however, that Dialog may instead provide that an unvested Adesto Option will be cancelled in exchange for a right to payment in cash of an amount equal to the aggregate Spread for each share of Adesto Common Stock underlying such cancelled unvested Adesto Option. The Dialog RSU or payment of the Option Consideration will be subject to vesting in accordance with the vesting schedule applicable to such unvested Adesto Option immediately prior to the Effective Time, subject to such holder remaining employed by or otherwise in service to Dialog on each applicable vesting date; and

  •
  each Adesto Option (whether vested or unvested) outstanding as of immediately prior to the Effective Time with a per share exercise price that equals or exceeds the Merger Consideration will be immediately canceled for no consideration at the Effective Time.

Treatment of Adesto RSUs

        At the Effective Time:

  •
  each outstanding Adesto RSU (whether vested or unvested) held by a non-employee director of our Board will be canceled and converted into a right to receive the RSU Consideration;

  •
  each outstanding, vested Adesto RSU (other than those held by non-employee directors of our Board) will be canceled and converted into the right to receive the RSU Consideration;

  •
  each outstanding, unvested Adesto RSU (other than those held by non-employee directors of our Board) will be canceled and replaced with a Dialog RSU with respect to that number of Dialog Ordinary Shares determined by multiplying the number of shares of Adesto Common Stock subject to such unvested Adesto RSU immediately before the Effective Time by the RSU Exchange Ratio; provided, however, that Dialog may instead provide that an unvested Adesto RSU will be cancelled in exchange for a right to payment of the RSU Consideration. The Dialog RSU or payment of the RSU Consideration will be subject to vesting in accordance with the vesting schedule applicable to such unvested Adesto RSU immediately prior to the Effective Time, subject to such holder remaining employed by or otherwise in service to Dialog on each applicable vesting date.

Treatment of Adesto PSUs

        At the Effective Time:

  •
  each outstanding, vested Adesto PSU for which both performance and the service-based vesting requirements have been satisfied at or prior to the Effective Time will be canceled and converted into the right to receive the PSU Consideration; and

  •
  each outstanding, unvested Adesto PSU will be canceled and replaced with a Dialog RSU with respect to that number of Dialog Ordinary Shares determined by multiplying the number of shares of Adesto Common Stock subject to such unvested Adesto PSU based on the deemed achievement of all relevant performance goals at target level immediately before the Effective Time by the RSU Exchange Ratio; provided, however, that Dialog may instead provide that an unvested Adesto PSU will be cancelled in exchange for the right to receive the PSU Consideration based on the deemed achievement of all relevant performance goals at target level. The Dialog RSU or payment of the PSU Consideration will be subject to vesting in accordance with the vesting schedule applicable to such unvested Adesto PSU immediately prior to the Effective Time, subject to such holder remaining employed by or otherwise in service to Dialog on each applicable vesting date.

        Any consideration payable in respect of the unvested Adesto PSUs will not be subject to any performance-based vesting requirements and will be subject solely to the service-based vesting requirements applicable to the applicable unvested Adesto PSU as of immediately prior to the Effective Time.

Payments with Respect to Equity Awards

        The amounts described above with respect to each Vested Award and each Non-Employee Director Award will be paid promptly following the Effective Time, and in no event later than the second regular payroll date following the Effective Time, without interest and subject to applicable Tax withholding.

        To the extent that Dialog provides, in its sole discretion, that any unvested Adesto Option, unvested Adesto RSU and/or unvested Adesto PSU will be cancelled in exchange for a payment equal to Option Consideration, the RSU Consideration or the PSU Consideration, respectively, such payments shall be made no later than the last day of the same calendar quarter during which a tranche of the unvested Adesto Option, unvested Adesto RSU or unvested Adesto PSU, respectively, would have vested in accordance with its vesting schedule, and payments due with respect to different vesting dates within the same calendar quarter may be aggregated for administrative convenience.

Treatment of Adesto Warrants

        Prior to the Effective Time, we will, in consultation with Dialog, use our reasonable best efforts to cause each outstanding Adesto Warrant that has not been exercised to be amended to provide that, immediately prior to the Effective Time, such Adesto Warrant shall automatically be deemed exercised pursuant to its terms, and that such Adesto Warrant shall, as of the Effective Time, be canceled, terminated and extinguished and the holder thereof shall have no further rights with respect thereto.

Treatment of the Employee Stock Purchase Plan

        Our ESPP will terminate as of immediately prior to the Effective Time. After February 20, 2020, no new offering period under the ESPP will commence and no new participants are eligible to enroll in our ESPP. Current participants in the ESPP will not be able to alter their payroll deductions from those in effect as of February 20, 2020 (other than to reduce or discontinue their participation in the ESPP in accordance with the terms and conditions of the ESPP). The offering period in effect on February 20, 2020 will be the final offering period under the ESPP and will terminate no later than three business days prior to the Effective Time (the "Final Exercise Date"), and, on the Final Exercise Date, the amount of the accumulated contributions of each participant under the ESPP as of such date will be used to purchase shares of Adesto Common Stock in accordance with the terms and conditions of the ESPP. Any accumulated contributions remaining under the ESPP as of immediately prior to the Effective Time will be refunded in cash to such participant as promptly as practicable following the Effective Time (without interest).

Representations and Warranties

        Dialog, Merger Sub and Adesto made customary representations and warranties in the Merger Agreement on behalf of themselves and their respective subsidiaries that are subject, in some cases, to certain exceptions, limitations and qualifications contained in the Merger Agreement (including qualifications by concepts of knowledge, materiality and/or dollar thresholds) and are further modified and limited by confidential disclosure schedules delivered by Adesto to Dialog in connection with the execution of the Merger Agreement. The representations and warranties made by Adesto also are subject to, and qualified by, certain information disclosed in Adesto's filings made with the SEC at least three business days before the date of the Merger Agreement.

        The representations and warranties made by each of Dialog, Merger Sub and Adesto relate to the following subject matters, among other things:

  •
  corporate organization and similar corporate matters, including corporate standing;

  •
  authority to enter into and to perform the obligations under the Merger Agreement and to complete the Transactions;

  •
  the execution, delivery or performance of the Merger Agreement or the completion of the Merger or any of the other Transactions not contravening applicable organizational documents or laws or orders from governmental bodies;

  •
  required governmental approvals for completion of the Transactions, including the Merger;

  •
  accuracy of information supplied for inclusion in this proxy statement; and

  •
  the sufficiency of the cash of Dialog to enable it to pay all amounts required to be paid under the Merger Agreement.

        The representations and warranties made solely by Adesto relate to the following subject matters, among other things:

  •
  subsidiaries;

  •
  the qualification to do business under applicable law and corporate power;

  •
  the provision of, and compliance with, organizational, governing and similar corporate documents;

  •
  capital structure and equity securities;

  •
  the timely filing of all documents required to be filed with the SEC, and the content and preparation of financial statements;

  •
  the absence of any Material Adverse Effect (as defined below) between December 31, 2018 and the date of the Merger Agreement, and the absence of certain other specified changes, events and actions between September 30, 2019 and the date of the Merger Agreement;

  •
  title to assets, valid leasehold interests, absence of interests in real property, use and operation of leased real property and adequacy of equipment and other tangible assets;

  •
  intellectual property;

  •
  material contracts, including that each such contract is valid and in full force and effect and the absence of a material breach of or default under any such contract;

  •
  product support commitments, defects and other matters relating to Adesto's products;

  •
  relations with major customers and suppliers;

  •
  absence of certain liabilities;

  •
  compliance with legal requirements, including export controls and corrupt practices legislation;

  •
  possession of permits, licenses, registrations or other qualifications or authorizations from governmental bodies and the making of filings required under applicable legal requirements;

  •
  grants, incentives and subsidies from governmental bodies;

  •
  tax matters;

  •
  employment and labor matters;

  •
  employee benefit plans;

  •
  environmental matters;

  •
  insurance;

  •
  the absence of certain legal proceedings and orders;

  •
  the unanimous approval and recommendation by our Board to Adesto stockholders regarding the Merger Agreement and the Transactions;

  •
  anti-takeover statutes and regulations and the absence of a shareholder rights plan;

  •
  vote required for adoption of the Merger Agreement and approval of the Merger and the other Transactions;

  •
  the absence of existing discussions with other potential acquirers;

  •
  the execution, delivery or performance of the Merger Agreement or the completion of the Merger or any of the other Transactions not contravening contracts or permits, licenses, registrations or other qualifications or authorizations of governmental bodies and not resulting in the imposition of encumbrances;

  •
  the opinion of Adesto's financial advisor; and

  •
  advisors' fees.

        Many of our representations and warranties are qualified by a knowledge, materiality, or Material Adverse Effect standard. For purposes of the Merger Agreement, "knowledge" means the actual knowledge of certain specified employees. For purposes of the Merger Agreement, "Material Adverse Effect" means any effect, change, development, event or circumstance ("Effect") that, individually or in combination with any other Effect, has had or resulted in, or would reasonably be expected to have or result in, a material adverse effect on (i) our business, financial condition, or the results of our operations and those of our subsidiaries, taken as a whole, or (ii) our ability to timely consummate the Merger. However, no change occurring after the date of the Merger Agreement will constitute a Material Adverse Effect if it results from:

  (A)
  adverse economic conditions in the United States or other locations in which we have material operations;

  (B)
  adverse economic conditions generally affecting the semiconductor industry or global economic or business conditions, including any conditions generally affecting financial, credit, foreign exchange or capital markets;

  (C)
  changes in legal requirements or changes in GAAP or other accounting standards;

  (D)
  changes in political conditions in the United States or any other country where we have material operations, or acts of war, sabotage or terrorism in the United States or in other locations where we have material operations;

  (E)
  acts of God, natural disasters, weather conditions, epidemics, pandemics, or the worsening of any of the foregoing, or other calamities;

  (F)
  the imposition of new or increased import tariffs;

  (G)
  losses of customers, manufacturers, suppliers, distributors, partners or other business relationships or employees that are attributable to or result from (i) the execution, delivery, announcement or pendency of the Merger Agreement or (ii) the identity of Dialog or any of its subsidiaries;

  (H)
  any stockholder class action or derivative litigation commenced against Adesto arising from allegations of breach of fiduciary duty of our directors relating to their approval of the Merger Agreement or from allegations of false or misleading public disclosure by Adesto with respect to the Merger Agreement;

  (I)
  any failure, in and of itself, by Adesto or any of our subsidiaries to meet any internal or external budgets, plans, projections, forecasts, estimates or expectations of our revenue, earnings or other financial performance or results of operations and any financial analyst downgrading resulting therefrom.

        However, with respect to any change referred to in clauses (A), (B), (C), (D), (E) and (F) above, to the extent such Effect has a disproportionate effect on Adesto or any of our subsidiaries as compared to other companies in the semiconductor industry, the incremental disproportionate effect may be taken into account in determining whether there has been a Material Adverse Effect.

Conduct of Business Prior to Closing

        Adesto has undertaken covenants in the Merger Agreement relating to the conduct of its business during the period from the date of the Merger Agreement through the Effective Time. Under the Merger Agreement, during such period, except (a) as may be required by applicable legal requirements, (b) with the prior written consent of Dialog (which may not be unreasonably withheld, conditioned or delayed), (c) as expressly required by the Merger Agreement or (d) as set forth in the confidential disclosure schedules: (i) Adesto has agreed that it will conduct, and will ensure that each of its subsidiaries conducts, its business and operations, in all material respects, in the ordinary course and in accordance with past practices; (ii) Adesto has agreed to use commercially reasonable efforts to ensure that it and each of its subsidiaries (A) preserves intact its current business organization, (B) keeps available the services of its current officers and other key employees and (C) maintains its relations and goodwill with all suppliers, customers, landlords, creditors, licensors, licensees, employees and other persons or entities having business relationships with Adesto or its subsidiaries, as applicable; and (iii) Adesto has agreed that it will promptly notify Dialog of the receipt of any notice or other communication from any person or entity alleging that the consent of such person or entity is or may be required in connection with the Merger or any of the other Transactions.

        In addition, under the Merger Agreement, during the period from the date of the Merger Agreement through the Effective Time, except (a) as may be required by applicable legal requirements, (b) with the prior written consent of Dialog, (c) as expressly required by the Merger Agreement or (d) as set forth in the confidential disclosure schedules, Adesto has agreed that it will not, and will ensure that its subsidiaries do not:

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  declare, accrue, set aside or pay any dividend or make any other distribution in respect of any shares of capital stock, or repurchase, redeem or otherwise reacquire any shares of capital stock or other securities (except for acquisitions of Adesto Common Stock in satisfaction of withholding obligations in respect of Adesto equity awards or payment of the exercise price in respect of Adesto Options or upon settlement of those certain Capped Call Transactions (as defined and described in our Current Report on Form 8-K filed September 18, 2019) in accordance with the terms thereof);

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  sell, issue, grant or authorize the sale, issuance or grant of: (i) any capital stock or other security; (ii) any option, performance stock unit, restricted stock award or other equity-based compensation award (whether payable in cash, stock or otherwise), or right to acquire any capital stock or other security; or (iii) any instrument convertible into or exchangeable for any capital stock or other security (except that (A) Adesto may issue shares of Adesto Common Stock upon the valid exercise of, or the vesting or scheduled delivery of shares pursuant to, Adesto Options, Adesto RSUs, Adesto PSUs and Adesto Warrants, or the conversion of Convertible Notes, in each case in accordance with their terms and if outstanding on the date of the Merger Agreement and (B) Adesto may, subject to the limitations set forth in the confidential disclosure schedules, grant to employees and contractors of Adesto and its subsidiaries in the ordinary course of business and consistent with past practices Adesto Options and Adesto RSUs under Adesto's equity plans, in each case containing no vesting acceleration provisions (other than such vesting acceleration provisions that are expressly contemplated by the employment agreements and Adesto's equity plans in effect as of the date of the Merger Agreement) and otherwise containing Adesto's standard vesting schedules);

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  except as required by any Adesto benefit plan or employment agreements in effect as of the date of the Merger Agreement, amend or waive any of its rights under, or accelerate the vesting under, any provision of any of the Adesto's equity plans or any Adesto Option, Adesto RSU or Adesto PSU, or otherwise modify any outstanding Adesto Option, Adesto RSU, Adesto PSU, warrant or other security or any related contract;

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  amend its certificate of incorporation or bylaws or other charter or organizational documents, or effect or become a party to any liquidation, dissolution, merger, consolidation, share exchange, business combination, plan or scheme of arrangement, amalgamation, restructuring, recapitalization, reclassification of shares, stock split, reverse stock split, division or subdivision of shares, consolidation of shares or similar transaction;

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  (i) form any subsidiary; or (ii) acquire any equity interest or other interest in any other entity;

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  make, or incur any liability or obligation for, any capital expenditure in excess of the amount budgeted for such expenditure in Adesto's capital expenditure budget (other than unbudgeted capital expenditures that do not exceed $100,000 in a fiscal quarter in the aggregate);

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  other than in the ordinary course of business and consistent with past practices, enter into or become bound by any material contract; or renew, extend, amend or terminate, or expressly waive any material right under, any material contract;

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  enter into or become bound by any contract imposing any material restriction on the right or ability of Adesto or any of its subsidiaries (i) to engage in any line of business or compete with, or provide services to, any other person or entity or in any geographic area, (ii) to acquire any material product or other asset or any service from any other person or entity, sell any product or other asset to or perform any service for any other person or entity, (iii) transact business or deal in any other manner with any other person or entity or (iv) to develop, sell, supply, license, distribute, offer, support or service any product or any intellectual property or other asset to or for any other person or entity;

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  enter into or become bound by any contract that (i) grants material and exclusive rights to license, market, sell or deliver any product of Adesto or any of its subsidiaries, (ii) contains any "most favored nation" or similar provision in favor of the other party or (iii) contains a material right of first refusal or any similar right with respect to any asset owned by Adesto or any of its subsidiaries;

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  (i) acquire, lease or license any right or other asset from any other person or entity (other than any license to any electronic design automation tools or any similar design software); (ii) enter into, renew, extend or amend any contract relating to the license of any electronic design automation tools or other similar design software, other than where: (1) payments by the Adesto or any of its subsidiaries under all such contracts do not exceed $50,000 in the aggregate in any year; (2) an extension of the term does not exceed six months; and (3) in the ordinary course of business, it is reasonably necessary to enable a reasonable number of Adesto's representatives to continue using such software; (iii) sell or otherwise dispose of, or lease or license, any right or other asset to any other person or entity; or (iv) expressly waive or relinquish any material right, except in the case of clauses (i), (iii) and (iv) in the ordinary course of business and consistent with past practices;

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  make any pledge of any of its material assets or permit any of its material assets to become subject to any encumbrance, except for encumbrances permitted under the Merger Agreement or encumbrances that do not, individually or in the aggregate, materially adversely affect the value or use of such property for its current and anticipated purposes;

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  (i) lend or advance money to any person or entity, other than routine travel advances made to service providers in the ordinary course of business; or (ii) incur, assume, guarantee or prepay any indebtedness (other than loans between Adesto and its subsidiaries in the ordinary course of business and consistent with past practices);

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  except as required by an Adesto benefit plan or employment agreement in effect as of the date of the Merger Agreement, (i) enter into any collective bargaining agreement, works council agreement or other contract with any employee representative body or (ii) establish, adopt, enter into, amend or terminate any Adesto benefit plan or employment agreement, pay, or make any new commitment to pay, any bonus, cash incentive payment or profit-sharing or similar payment to, or increase or make any commitment to increase the amount of the compensation, fringe benefits or remuneration payable to, any of its directors, officers or other employees, in each case other than (1) as permitted pursuant by the Merger Agreement, (2) pursuant to arrangements entered into with newly hired or promoted employees at or below the level of director in the ordinary course of business and consistent with past practice (except for arrangements that would be triggered in connection with the Transactions) and (3) severance payments and benefits pursuant to separation agreements entered into with employees at or below the level of director in the ordinary course of business and consistent with past practice, and provided that Adesto (x) may provide routine salary and target bonus increases to employees at or below the level of director in the ordinary course of business and in accordance with past practices in connection with Adesto's customary employee review process and (y) may make customary bonus payments consistent with past practices in accordance with existing bonus plans;

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  (i) hire or terminate (other than for cause) any employee located in the United States at the level of director or above or with an annual base salary in excess of $200,000; (ii) hire or terminate (other than for cause) any employee located outside of the United States at the level of director or above or with an annual base salary in excess of $150,000; or (iii) promote any employee to the level of director or above, in each case except in order to fill a position that is vacant or vacated after the date of the Merger Agreement;

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  (i) change in any material respect (A) other than in the ordinary course of business, any of its pricing, product, service, personnel or other business policies or (B) other than as required by GAAP any of its methods of accounting or accounting practices (including with respect to its financial accounting for Taxes); (ii) other than in the ordinary course of business, offer any discount, rebate, strategic buy or contract or purchase order modification to any customer or distributor that has the effect of selling products to a distributor or reseller in excess of such distributor or reseller's demand in a particular quarter; or (iii) write down any of its material assets in excess of $50,000 in the aggregate, except for depreciation and amortization in accordance with GAAP or in the ordinary course of business consistent with past practice;

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  adopt, make or change any material method or tax election that is inconsistent with Adesto's past practices; prepare, file or amend any material tax return inconsistent with past practices or revoke any material tax election; settle any material claim, dispute, notice, audit report or assessment relating to taxes; enter into, cancel or modify any closing agreement or similar agreement relating to taxes, or surrender any material claim for a refund of taxes; request any ruling, closing agreement or similar guidance with respect to taxes; or incur any material liability for taxes other than in the ordinary course of business;

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  commence any legal proceeding, except with respect to routine collection matters in the ordinary course of business and consistent with past practices; or settle any legal proceeding or other material claim except settlements that do not involve (1) any admission of wrongdoing; or (2) any liability or that involves only the payment of money damages of less than $250,000 in any individual settlement and $500,000 in the aggregate;

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  take any action, or fail to take any action, that would reasonably be expected to result in the loss, lapse, abandonment, invalidity or unenforceability of any of Adesto's intellectual property or that would result in the termination of any license to any of Adesto's intellectual property;

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  convene any special meeting of Adesto stockholders, except in accordance with the terms of the Merger Agreement;

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  other than in the ordinary course of business, transfer or repatriate to the U.S. cash, cash equivalents or liquid short-term or long-term investments held outside the U.S. if any material U.S. withholding or income taxes would be incurred in connection with such repatriation;

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  become party to or approve or adopt any stockholder rights plan or "poison pill" agreement or similar takeover protection;

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  cancel or terminate or allow to lapse without a commercially reasonable substitute policy therefor, or amend in any material respect or enter into, any material insurance policy, other than the renewal of existing insurance policies or entering into comparable substitute policies therefor; or

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  authorize, approve, agree, commit or offer to take any of the foregoing actions.

        The Merger Agreement provides that Dialog will not unreasonably withhold, delay or condition its consent to the taking of certain of the foregoing actions.

No Solicitation; Acquisition Proposals

        Other than as expressly allowed by the Merger Agreement, under the Merger Agreement, we agreed not to, and to cause our subsidiaries and our respective directors, executive officers and financial advisors not to, and agreed to use commercially reasonably efforts to cause our other representatives not to, directly or indirectly:

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  solicit, initiate, knowingly encourage, or knowingly facilitate the making, submission or announcement of, any Acquisition Proposal or Acquisition Inquiry or take any action that could reasonably be expected to lead to an Acquisition Proposal or Acquisition Inquiry;

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  furnish or otherwise provide access to any information regarding Adesto or any of its subsidiaries to any person or entity in connection with an Acquisition Proposal or Acquisition Inquiry;

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  engage in negotiations or discussions with any person or entity with respect to any Acquisition Proposal or Acquisition Inquiry (other than, solely with respect to a written Acquisition Inquiry received after the date of the Merger Agreement that did not result from or arise in connection with a breach of the Merger Agreement, to refer the inquiring person to the provisions of the Merger Agreement and to limit its conversation or other communications exclusively to such referral);

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  approve, endorse or recommend any Acquisition Proposal; or

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  enter into any letter of intent, memorandum of understanding, agreement in principle or similar document or any contract constituting or relating directly or indirectly to, or that contemplates or is intended or could reasonably be expected to result directly or indirectly in an Acquisition Transaction.

        Under the Merger Agreement, Adesto has also agreed that it will, and will ensure that each of its subsidiaries and our respective representatives will immediately cease and cause to be terminated any existing solicitation or encouragement of, or discussions or negotiations with any person or entity relating to, any Acquisition Proposal or Acquisition Inquiry.

        For purposes of the Merger Agreement, an "Acquisition Transaction" is defined as any transaction or series of transactions (other than the Transactions) involving:

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  a merger, consolidation, amalgamation, plan or scheme of arrangement, share exchange, business combination, joint venture, issuance of securities, acquisition of securities, reorganization, recapitalization, tender offer, exchange offer or other similar transaction (a) in which Adesto or any of its subsidiaries is a constituent or participating corporation; (b) in which a person or entity or group of persons or entities directly or indirectly acquires beneficial or record ownership of securities representing 15% or more of the outstanding securities of any class (or instruments convertible into or exercisable or exchangeable for 15% or more of any such class) of Adesto or any of its subsidiaries; or (c) in which Adesto or any of its subsidiaries issues securities representing 15% or more of the outstanding securities of any class of such company (or instruments convertible into or exercisable or exchangeable for 15% or more of any such class);

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  any sale, lease, exchange, transfer, license, sublicense, acquisition or disposition of any business or assets that constitute or account for 15% or more of the consolidated net revenues, consolidated net income or consolidated assets of Adesto and its subsidiaries; or

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  any liquidation or dissolution of Adesto or any of its Significant Subsidiaries.

        For purposes of the Merger Agreement, an "Acquisition Proposal" is defined as any offer or proposal (other than one made or submitted by Dialog or any of its subsidiaries) contemplating or otherwise relating to any Acquisition Transaction; and a "Acquisition Inquiry" is defined as an inquiry, indication of interest or request for information (other than one made or submitted by Dialog or any of its subsidiaries) that could reasonably be expected to lead to an Acquisition Proposal.

Stockholders' Meeting; No Change in Board Recommendation

        Under the Merger Agreement, Adesto has agreed to (a) take all actions necessary under all applicable legal requirements to call, give notice of and hold a meeting of the holders of Adesto Common Stock (the "Special Meeting") to vote on the proposal to adopt the Merger Agreement and (b) submit such proposal to, and use its reasonable best efforts to solicit proxies in favor of such proposal from, its stockholders at the Special Meeting. The Merger Agreement provides that Adesto may not submit any other proposal to its stockholders in connection with the Special Meeting without the prior written consent of Dialog. Under the Merger Agreement, Adesto has also agreed to hold the Special Meeting (on a date selected by Adesto and Dialog) as promptly as practicable after the commencement of the mailing of this proxy statement to Adesto stockholders. The Merger Agreement also provides that Adesto will ensure that all proxies solicited in connection with the Special Meeting are solicited in compliance in all material respects with all applicable legal requirements.

        Under the Merger Agreement, Adesto has agreed not to postpone or adjourn the Special Meeting without the consent of Dialog, other than (a) to the extent necessary to ensure that any supplement or amendment to this Proxy Statement that is required by applicable legal requirements is disclosed to Adesto stockholders or (b) if, as of the time at which the Special Meeting is scheduled, (I) Adesto determines that there are insufficient shares of Adesto Common Stock represented (either in person or by proxy) to constitute a quorum necessary to conduct the business to be conducted at the Special Meeting, to the extent necessary to obtain such a quorum or (II) Adesto has not received proxies sufficient to approve the adoption of the Merger Agreement at the Special Meeting, in which case Adesto may postpone or adjourn the Special Meeting in order to solicit additional proxies in favor of the adoption of the Merger Agreement.

        Under the Merger Agreement, Adesto has also agreed, if as of the time at which the Special Meeting is scheduled, Dialog reasonably determines that Adesto has not received proxies sufficient to approve the adoption of the Merger Agreement, to postpone or adjourn the Special Meeting if Dialog requests such postponement or adjournment in order to permit the solicitation of additional proxies in favor of the adoption of the Merger Agreement, in which case, Adesto has agreed to use commercially reasonable efforts during any such postponement or adjournment to solicit and obtain such proxies in favor of the adoption of the Merger Agreement as soon as reasonably practicable.

        Under the Merger Agreement, each such postponement or adjournment of the Special Meeting is to be for no more than five business days.

Board Recommendation Change

        Our Board: (a) has unanimously determined and believes that the Merger is advisable and fair to and in the best interests of Adesto and its stockholders; (b) has approved the Merger Agreement and the Merger, in accordance with the requirements of the DGCL; and (c) recommends that Adesto stockholders vote to adopt the Merger Agreement by voting "FOR" the approval of Merger Agreement Proposal at the Special Meeting.

        The unanimous determination by our Board that the Merger is advisable and fair to and in the best interests of Adesto and its stockholders and the unanimous recommendation of our Board that Adesto stockholders vote to adopt the Merger Agreement are collectively referred to as the "Board Recommendation."

        The Merger Agreement provides that, subject to the exceptions noted below, our Board (including any committee thereof) may not:

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  withdraw or modify in a manner adverse to Dialog or Merger Sub, or permit the withdrawal or modification in a manner adverse to Dialog or Merger Sub of, the Board Recommendation (and the Board Recommendation will be deemed to have been modified by our Board in a manner adverse to Dialog and Merger Sub if the Board Recommendation is no longer unanimous) (any such action described in this bullet, a "Change in Recommendation");

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  recommend the approval, acceptance or adoption of, or approve, endorse, accept or adopt, any Acquisition Proposal;

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  approve or recommend, or cause or permit Adesto or any subsidiary of Adesto to execute or enter into, any letter of intent, agreement or other similar document or contract constituting or relating directly or indirectly to, or that contemplates or is intended or would reasonably be expected to result directly or indirectly in, an Acquisition Transaction, other than a confidentiality agreement that is otherwise allowed to be entered into pursuant to the terms of the Merger Agreement; or

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  resolve, agree or publicly propose to, or permit Adesto, any of its subsidiaries or any of their representatives to agree or publicly propose to, take any of the actions contemplated in any of the preceding bullets.

        Notwithstanding the foregoing, nothing contained in the Merger Agreement prohibits Adesto or our Board from (i) making any disclosure to Adesto stockholders if our Board determines in good faith, after consultation with the our outside legal counsel, that the failure to take such action would be inconsistent with its fiduciary obligations to the Company's stockholders under applicable Delaware law or (ii) making any "stop, look and listen" communication to the stockholders of Adesto pursuant to Rule 14d-9(f) promulgated under the Exchange Act limited to the information specified in such rule; provided, however, that nothing in this sentence shall be deemed to permit our Board to make a Change in Recommendation or take any of the actions referred to in the second and fourth bullets above, except, in the case of a Change in Recommendation, to the extent permitted by the Merger Agreement as described below; provided, further, that in the case of clauses "(i)" and "(ii)" of this sentence, any such disclosure may (and, to the extent such disclosure would reasonably be read to indicate that Adesto or our Board ceases to believe that the Merger is advisable and fair to and in the best interests of Adesto and its stockholders or ceases to recommend the adoption of the Merger Agreement, or has modified such recommendation in a manner adverse to Dialog or Merger Sub, shall) be deemed to be a withdrawal of, or a modification in a manner adverse to Dialog and Merger Sub of, the Board Recommendation unless, in such disclosure, our Board expressly states that it has not withdrawn, and has not modified, the Board Recommendation.

Fiduciary Exception

        The Merger Agreement provides that, prior to the adoption of the Merger Agreement by the affirmative vote of holders of a majority of the shares of Adesto Common Stock outstanding on the record date for the Special Meeting (the "Required Stockholder Vote"), our Board may withdraw or modify the Board Recommendation and, in the case of the first bullet point below, cause Adesto to terminate the Merger Agreement and, concurrently with such termination, cause Adesto to enter into a binding, written, definitive agreement providing for the consummation of a transaction contemplated by a Superior Offer that has been executed on behalf of the person or entity that made such Superior Offer (an "Alternative Acquisition Agreement") in accordance with the terms of the Merger Agreement:

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  if: (a) an unsolicited, bona fide, written Acquisition Proposal is made to Adesto after the date of the Merger Agreement and is not withdrawn; (b) such Acquisition Proposal did not result directly or indirectly from a breach of any of the provisions of the Merger Agreement (i) prohibiting solicitation of, and discussions and negotiations with respect to, alternative transactions or (ii) relating to the Special Meeting or changes in the Board Recommendation; (c) Adesto provides Dialog with at least 72 hours (or such lesser prior notice as is provided to the members of our Board) prior to any meeting of our Board at which our Board will consider and determine whether such Acquisition Proposal is a Superior Offer, with a written notice specifying the date and time of such meeting, the reasons for holding such meeting, the terms and conditions of the Acquisition Proposal that is the basis of the potential action by our Board (including a copy of any draft contract relating to such Acquisition Proposal) and the identity of the person or entity making such Acquisition Proposal; (d) our Board determines in good faith, after consultation with our financial advisor and outside legal counsel, that such Acquisition Proposal constitutes a Superior Offer; (e) our Board determines in good faith, after consultation with our outside legal counsel, that, in light of such Superior Offer, the failure to withdraw or modify the Board Recommendation or the failure to terminate the Merger Agreement in order to accept such Superior Offer would reasonably be expected to be inconsistent with its fiduciary obligations to Adesto stockholders under applicable Delaware law; (f) no less than four business days prior to withdrawing or modifying the Board Recommendation or terminating the Merger Agreement in order to accept such Superior Offer, our Board delivers to Dialog a written notice (i) stating that Adesto has received a Superior Offer that did not result directly or indirectly from a breach of any of the provisions of the Merger Agreement (A) prohibiting solicitation of, and discussions and negotiations with respect to, alternative transactions or (B) relating to the Special Meeting or changes in the Board Recommendation, (ii) stating that it intends to withdraw or modify the Board Recommendation (and describing any intended modification of the Board Recommendation) or terminate the Merger Agreement in order to accept such Superior Offer, (iii) specifying the material terms and conditions of such Superior Offer, including the identity of the person or entity making such Superior Offer and (iv) attaching copies of the most current and complete draft of any contract relating to such Superior Offer; (g) for four business days after receipt by Dialog of such notice, our Board does not withdraw or modify the Board Recommendation and Adesto does not purport, or give notice, to terminate the Merger Agreement; (h) throughout such four business day period, Adesto engages (to the extent requested by Dialog) in good faith negotiations with Dialog to amend the Merger Agreement in such a manner that the failure to withdraw or modify the Board Recommendation or the failure to terminate the Merger Agreement in order to accept such Superior Offer would not reasonably be expected to be inconsistent with the fiduciary obligations of our Board to Adesto stockholders under applicable Delaware law; and (i) following the end of such four business day period, our Board determines in good faith, after consultation with our financial advisor and outside legal counsel, that the failure to withdraw or modify the Board Recommendation, or the failure to terminate the Merger Agreement in order to accept such Superior Offer, would still reasonably be expected to be inconsistent with the fiduciary obligations of our Board to Adesto stockholders under applicable Delaware law in light of such Superior Offer; provided, however, that when making such determination, our Board will be obligated to consider any changes to the terms of the Merger Agreement irrevocably committed by Dialog as a result of the negotiations required by clause "(h)" above or otherwise; or

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  if: (a) there has arisen after the date of the Merger Agreement a Change in Circumstances (as defined below), (b) Adesto provides Dialog at least 72 hours (or such lesser prior notice as is provided to the members of our Board) prior to any meeting of our Board at which our Board will consider and determine whether such Change in Circumstances requires our Board to withdraw or modify the Board Recommendation, with a written notice specifying the date and time of such meeting, the reasons for holding such meeting and a reasonably detailed description of such Change in Circumstances; (c) our Board determines in good faith, after consultation with our financial advisor and outside legal counsel, that, in light of such Change in Circumstances, the failure to withdraw or modify the Board Recommendation would reasonably be expected to be inconsistent with its fiduciary obligations to Adesto stockholders under applicable Delaware law; (d) no less than four business days prior to withdrawing or modifying the Board Recommendation, our Board delivers to Dialog a written notice (i) stating that a Change in Circumstances has arisen, (ii) stating that it intends to withdraw or modify the Board Recommendation in light of such Change in Circumstances and describing any intended modification of the Board Recommendation and (iii) containing a reasonably detailed description of such Change in Circumstances; (e) throughout such four business day period, Adesto engages (to the extent requested by Dialog) in good faith negotiations with Dialog to amend the Merger Agreement in such a manner that the failure to withdraw or modify the Board Recommendation would not reasonably be expected to be inconsistent with the fiduciary obligations of our Board to Adesto stockholders under applicable Delaware law in light of such Change in Circumstances; and (f) following the end of such four business day period, our Board determines in good faith, after consultation with our financial advisor and outside legal counsel, that the failure to withdraw or modify the Board Recommendation would still reasonably be expected to be inconsistent with the fiduciary obligations of our Board to Adesto stockholders under applicable Delaware law in light of such Change in Circumstances; provided, however, that when making such determination, our Board will be obligated to consider any changes to the terms of the Merger Agreement irrevocably committed by Dialog as a result of the negotiations required by clause "(e)" above or otherwise.

        For purposes of the Merger Agreement, a "Change in Circumstances" is defined as a material event, material development or change in circumstances that relates to and is material to Adesto and its subsidiaries (taken as a whole) (but does not relate to any Acquisition Proposal) that was not known, and would not reasonably be expected to have been known or foreseen, by Adesto or any of its subsidiaries on the date of the Merger Agreement (or if known, the consequences of which were not known, and would not reasonably be expected to have been known or foreseen, by Adesto or any of its subsidiaries as of the date of the Merger Agreement), which event, development or change in circumstance, or any material consequence thereof, becomes known to Adesto or any of its subsidiaries prior to the adoption of the Merger Agreement by the Required Stockholder Vote and did not result from or arise out of the announcement or pendency of, or any action required to be taken (or to be refrained from being taken) pursuant to, the Merger Agreement.

        For the purposes of the Merger Agreement, a "Superior Offer" is defined as an unsolicited, bona fide, written offer by a third party to purchase, in exchange for consideration consisting exclusively of cash or publicly traded equity securities or a combination thereof, substantially all of the outstanding shares of Adesto Common Stock, that: (a) was not obtained or made as a direct or indirect result of a breach of or any action inconsistent with the provisions in the Merger Agreement (i) prohibiting solicitation of, and discussions and negotiations with respect to, alternative transactions or (B) relating to the Special Meeting or changes in the Board Recommendation; and (ii) is on terms and conditions that our Board determines in good faith, after having consulted with our financial advisor and outside legal counsel and the likelihood and timing of consummation of the transaction contemplated by such offer (including the availability of financing), to be more favorable from a financial point of view to the Adesto stockholders than the Merger.

Employee Matters

        Under the Merger Agreement, Dialog has agreed:

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  during the one year period commencing on the Closing Date of the Merger (but only as long as the relevant Continuing Employee remains employed by Dialog or an affiliate of Dialog), to provide (or cause to be provided) to each Continuing Employee: (i) a base salary or base wages that are not less than the base salary or base wages provided to such Continuing Employee immediately before the Effective Time; and (ii) benefits that are no less favorable in the aggregate to the Continuing Employee than the benefits provided to the Continuing Employee immediately prior to the date of the Merger Agreement, or in Dialog's discretion, that are substantially similar to the benefits provided to similarly situated employees of Dialog or the applicable affiliate of Dialog (excluding, for purposes of this clause "(ii)", any defined benefit plan participation, employee stock purchase plan participation, any equity-based compensation and any change in control, retention or similar one-time special payments or benefits). For purposes of the Merger Agreement, "Continuing Employee" means each employee of Adesto or any of its subsidiaries who is employed immediately prior to the Effective Time and continues employment with Dialog, the Surviving Corporation or any subsidiary or affiliate of the Surviving Corporation after the Effective Time.

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  with respect to any employee plan maintained by Dialog, the Surviving Corporation or any of their affiliates (including any vacation, paid time-off and severance plans), that for purposes of determining eligibility to participate, level of benefits and vesting (but not for purposes of benefit accrual or early retirement subsidies), each Continuing Employee's service with Adesto or any of its subsidiaries prior to the Effective Time (as well as service with any predecessor employer of Adesto or any of its subsidiaries, to the extent service with the predecessor employer is recognized by Adesto or its subsidiary under the comparable Adesto employee plans) shall be treated as service with Dialog, the Surviving Corporation or their affiliates; provided, however, that such service need not be recognized (i) to the extent that such recognition would result in any duplication of benefits; (ii) to the extent such service was not recognized under the comparable Adesto employee plan; or (iii) for purposes of any plan maintained by Dialog, the Surviving Corporation or any of their affiliates that is a defined benefit plan or that is grandfathered or frozen;

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  to (or, with respect to employees outside the United States, to use commercially reasonable efforts to) waive, or cause the Surviving Corporation or any of its affiliates to use commercially reasonable efforts to waive, any pre-existing condition limitations, exclusions, actively-at-work requirements and waiting periods under any welfare benefit plan maintained by Dialog, the Surviving Corporation or any of their affiliates in which any Continuing Employee (or the dependents of any eligible employee) will be eligible to participate from and after the Effective Time to the extent waived or satisfied under the applicable Adesto employee plan;

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  to use commercially reasonable efforts to recognize, or cause the Surviving Corporation or any of its affiliates to use commercially reasonable efforts to recognize, the dollar amount of all co-payments, deductibles and similar expenses incurred by each Continuing Employee (and his or her eligible dependents) under the applicable Adesto employee plan during the plan year in which the Effective Time occurs for purposes of satisfying such year's deductible and co-payment limitations under the relevant welfare benefit plans in which such Continuing Employee will be eligible to participate from and after the Effective Time.

        Under the Merger Agreement, Adesto has agreed that, unless otherwise requested by Dialog in writing at least two business days prior to the Closing Date of the Merger, Adesto will take (or cause to be taken) all actions necessary or appropriate to terminate, effective no later than the day prior to the date on which the Merger becomes effective, any Adesto employee plan that contains a cash or deferred arrangement intended to qualify under Section 401(k) of the Code.

        Under the Merger Agreement, Adesto has agreed that it will not make any written or broad-based oral communications to Continuing Employees regarding post-closing employment entitlements, including post-closing employee benefits and compensation or other compensation entitlements without prior written approval of Dialog, which shall not be unreasonably withheld; provided, however, that the communication limitations contained in this sentence shall not apply to information that has already become publicly known (other than information that has already become publicly known as a result of a breach of the Merger Agreement or the Confidentiality Agreement).

Indemnification and Insurance

        The Merger Agreement provides that all rights to indemnification by Adesto existing in favor of those persons who are directors and officers of Adesto or any of its subsidiaries (the "Indemnified Persons") for their acts and omissions as directors and officers occurring prior to the Effective Time, as provided in Adesto's or the applicable subsidiary's certificate of incorporation or bylaws (as in effect as of the date of the Merger Agreement) and as provided in those indemnification agreements between Adesto or the applicable subsidiary and such Indemnified Persons (as in effect as of the date of the Merger Agreement) that were made available to Dialog prior to the date of the Merger Agreement, will survive the Merger and continue in full force and effect (to the extent such rights to indemnification are available under and consistent with applicable Delaware law) for a period of six years from the date on which the Merger becomes effective.

        The Merger Agreement provides that, from the Effective Time until the sixth anniversary of the Effective Time, the Surviving Corporation will maintain in effect, for the benefit of the Indemnified Persons with respect to their acts and omissions as directors and officers occurring prior to the Effective Time, the existing policy of directors' and officers' liability insurance maintained by Adesto as of the date of the Merger Agreement in the form made available to Dialog prior to the date of the Merger Agreement (the "Existing D&O Policy"), to the extent that such directors' and officers' liability insurance coverage is available on commercially reasonable terms; provided, however, that: (a) the Surviving Corporation may substitute for the Existing D&O Policy a policy or policies of comparable coverage; and (b) the Surviving Corporation will not be required to pay annual premiums for the Existing D&O Policy (or for any substitute policies) in excess of 300% of the annual premium paid prior to the date of the Merger Agreement by Adesto for the Existing D&O Policy (the "Maximum Premium"). The Merger Agreement provides that if any future annual premiums for the Existing D&O Policy (or any substitute policies) exceed the Maximum Premium in the aggregate, the Surviving Corporation will be entitled to reduce the amount of coverage of the Existing D&O Policy (or any substitute policies) to the amount of coverage that can be obtained for a premium equal to the Maximum Premium. Dialog and the Surviving Corporation or, prior to the Effective Time, Adesto, have the right to purchase a pre-paid, non-cancellable "tail" policy on the Existing D&O Policy for a claims reporting or discovery period of six years from the Effective Time and otherwise on terms and conditions that are no less favorable in the aggregate than the terms and conditions of the Existing D&O Policy; provided, however, that neither Dialog nor the Surviving Corporation will be obligated to, and Adesto will not, without the prior written consent of Dialog, expend an amount for such "tail" policy in excess of the Maximum Premium. The Merger Agreement provides that, if such "tail" policy is purchased, the Surviving Corporation will, and Dialog will cause the Surviving Corporation to, maintain such "tail" policy in full force and effect in lieu of all other obligations of the Surviving Corporation under the first sentence of this paragraph.

Efforts to Close the Merger

        Under the Merger Agreement, each of Dialog and Adesto has agreed to use its reasonable best efforts, subject to the limitations described below, to take, or cause to be taken, all actions necessary to complete the Merger and make effective the other Transactions on a timely basis, including obtaining CFIUS Approval. The Merger Agreement provides that, without limiting the generality of the foregoing, but subject to the limitations described below, each of Dialog and Adesto will, among other things:

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  make all filings (if any), give all notices (if any) and provide all information (if any) required to be made, given or provided by such party in connection with the Merger or any of the other Transactions;

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  consult with such party's employees to the extent required under applicable legal requirements in connection with the Merger or any of the other Transactions;

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  use its reasonable best efforts to obtain each consent (if any) required to be obtained (pursuant to any applicable legal requirement or contract, or otherwise) by such party in connection with the Merger or any of the other Transactions;

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  consult with each other with respect to all of the matters contemplated by the above bullets and keep each other apprised of the status of the matters relating to the completion of the Merger and other Transactions.

        The Merger Agreement provides that, notwithstanding the foregoing, or anything to the contrary contained in the Merger Agreement, neither Dialog nor Merger Sub will have any obligation under the Merger Agreement to (and none of Adesto or any of its subsidiaries will, except with the prior written consent of Dialog, agree to) propose, negotiate, commit to or effect, by consent decree, hold separate order or otherwise, the sale, divestiture, disposition or license (or similar arrangement) of, or limit Dialog's freedom of action with respect to, any of the businesses, product lines or assets of Dialog, Merger Sub, any of their respective subsidiaries or Adesto or any of its subsidiaries, or otherwise propose, proffer or agree to any other requirement, obligation, condition, limitation or restriction on any of the businesses, product lines or assets of Dialog, Merger Sub, any of their respective subsidiaries or Adesto or any of its subsidiaries unless such actions would not, individually or in the aggregate, reasonably be expected to reduce the reasonably anticipated benefits to Dialog (including anticipated synergies) of the Merger and other Transactions in an amount that is financially material relative to the value of Adesto and its subsidiaries as a whole (it being understood that a limitation on the ability of Dialog to move any of Adesto's development activities or intellectual property outside the United States, or to a specified jurisdiction, would not be expected to reduce the reasonably anticipated benefits to Dialog in an amount that is financially material). Any condition, remedy or action that Dialog is not obligated to accept or take pursuant to the preceding sentence is referred to herein as a "Burdensome Condition."

        The Merger Agreement provides that, notwithstanding the foregoing, or anything to the contrary contained in the Merger Agreement neither Dialog nor Merger sub shall have any obligation under the Merger Agreement to:

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  commence or contest, or cause any of its subsidiaries or affiliates to commence or contest, any judicial legal proceedings relating to the Merger or any of the other Transactions, except that Dialog will not be entitled rely on the non-satisfaction of the closing conditions relating to absence of restraints or absence of governmental litigation (either as a basis for not consummating the Merger or for terminating the Merger Agreement and abandoning the Merger) based on such a legal proceeding or any order resulting therefrom if Dialog has not used its reasonable best efforts to defend against such legal proceeding;

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  amend or modify any of Dialog's or Merger Sub's rights or obligations under the Merger Agreement; or

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  directly or indirectly (i) change, or commit to change, its place of domicile or organization or (ii) restructure or commit to restructure any of the Transactions.

        The Merger Agreement provides that, at the request of Dialog, Adesto will (x) divest, hold separate or take any other action with respect to any of the businesses, product lines or assets of Adesto and its subsidiaries, provided that any such action is conditioned upon the completion of the Merger, and (y) use its reasonable best efforts to lift any restraint, injunction or other legal bar to the Merger or any of the other Transactions; provided, however, that Adesto will not be required to incur any out-of-pocket costs or expenses in connection therewith unless Dialog agrees to pay or promptly reimburse Adesto therefor if the Merger Agreement is validly terminated in accordance with its terms.

        Under the Merger Agreement, each of Adesto and Dialog has further agreed to use its reasonable best efforts, and to cause its subsidiaries to use their reasonable best efforts, to file, as soon as practicable after the date of the Merger Agreement, all notices, reports and other documents required to be filed by such party with any governmental body with respect to the Merger and the other Transactions, and to submit promptly any additional information requested by any such governmental body. The Merger Agreement provides that, without limiting the generality of the foregoing, each of Dialog and Adesto will:

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  promptly, but in no event later than 15 business days after the date of the Merger Agreement, prepare and file the notifications required under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act") and any applicable foreign antitrust or competition laws in connection with the Merger;

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  respond as promptly as practicable to (a) any inquiries or requests received from the FTC or the DOJ for additional information or documentation and (b) any inquiries or requests received from any state attorney general, foreign antitrust authority or other governmental body in connection with antitrust or related matters;

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  engage in pre-filing discussions with CFIUS, as deemed advisable by Dialog after consultation with Adesto;

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  promptly after the date of the Merger Agreement, but in any event within 15 business days following the date of the Merger Agreement, prepare and submit the initial draft joint voluntary notice to CFIUS; provided, however, that Dialog may elect to extend such 15 business day period for up to an additional five business days if Dialog, acting in good faith and after consultation with the Company, determines that such an extension is necessary or advisable;

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  following receipt of comments from CFIUS on the draft joint voluntary notice, promptly, and in any event within 15 business days, file a formal joint voluntary notice in connection with obtaining CFIUS Approval; and

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  use commercially reasonable efforts to respond as promptly as practicable, and no later than the deadline specified by CFIUS for such a response, to any information request from CFIUS in connection with the CFIUS assessment, review or investigation of the Merger.

        Under the Merger Agreement, Adesto and Dialog have agreed that if CFIUS suggests or requests that the parties withdraw and resubmit the joint voluntary notice submitted to CFIUS pursuant to the Merger Agreement, Adesto and Dialog will cooperate in withdrawing and resubmitting such joint voluntary notice. Each of the parties has agreed to promptly supply the other party with any information that may be required to effectuate any filings or applications pursuant to the foregoing (subject to the confidentiality provisions of the Confidentiality Agreement).

        The Merger Agreement provides that Dialog: (a) will have the principal responsibility for devising and implementing the strategy of the parties with respect to seeking any actions or consents of any governmental body with respect to the Merger and coordinating any contacts with any governmental body; and (b) will take the lead in all meetings and communications with any governmental body in connection with obtaining any such action or consent (provided that, to the extent practicable Dialog will consult with Adesto in advance of any scheduled meeting, conference or substantive telephone call with any governmental body in connection with any filing or submission required by the Merger Agreement and, to the extent practicable and permitted by the applicable governmental body, Adesto shall have the right to participate in any such meeting and communications). Except as prohibited by applicable legal requirements or any governmental body, and subject to the confidentiality provisions of the Confidentiality Agreement, each of Dialog and Adesto have agreed to: (i) consult with the other party in good faith prior to taking a position with respect to any CFIUS, HSR Act or other filing or submission required by the Merger Agreement, (ii) permit the other party to review and discuss in advance, and consider in good faith the views of the other in connection with, any analyses, appearances, presentations, memoranda, briefs, white papers, arguments, opinions, proposals or other substantive written communications before making or submitting any of the foregoing to any governmental body by or on behalf of any party to the Merger Agreement in connection with any filing or submission required by the Merger Agreement or any antitrust-related legal proceedings related to the Merger Agreement or the Transactions, (iii) coordinate with the other party in preparing and exchanging any information required to effectuate any CFIUS, HSR Act or other filings or submissions required by the Merger Agreement and (iv) promptly provide the other party (and its counsel) with copies of all materials (and a summary of any oral presentations or substantive communications) made or submitted by such party with or to any governmental body in connection with any CFIUS, HSR Act or other filing or submission required by the Merger Agreement.

        Under the Merger Agreement, each of Dialog and Adesto shall notify the other promptly upon receipt of (a) any communication from any official of any governmental body in connection with any filing or submission made pursuant to the Merger Agreement; (b) knowledge of the commencement or threat of commencement of any legal proceeding by or before any governmental body with respect to the Merger or any of the other Transactions (and shall keep the other party informed as to the status of any such legal proceeding or threat); and (c) any request by any official of any governmental body for any amendment or supplement to any filing made pursuant to the Merger Agreement or any information required to comply with any legal requirement applicable to the Merger or any of the other Transactions. Whenever any event occurs that is required to be set forth in an amendment or supplement to any CFIUS, HSR Act or other filing required by the Merger Agreement, Dialog or Adesto, as the case may be, shall (promptly upon learning of the occurrence of such event) inform the other of the occurrence of such event and cooperate in filing with the applicable governmental body such amendment or supplement.

Delisting

        Under the Merger Agreement, Adesto has agreed to, prior to the Effective Time, cooperate with Dialog and use commercially reasonable efforts to take, or cause to be taken, all actions, and do or cause to be done all things, reasonably necessary, proper or advisable on its part under applicable legal requirements to enable the de-listing by the Surviving Corporation of Adesto Common Stock from the NASDAQ Capital Market and the deregistration of Adesto Common Stock under the Exchange Act as promptly as practicable after the Effective Time.

Other Covenants

        The Merger Agreement contains certain other covenants, including, among other things, covenants relating to notification of certain matters, the preparation of this Proxy Statement, cooperation between Dialog and Adesto with respect to certain public announcements, cooperation between Dialog and Adesto regarding stockholder litigation relating to the Merger Agreement, the Merger or any of the other Transactions and the treatment of Adesto's outstanding convertible notes.

Conditions to the Closing of the Merger

        The completion of the Merger and the other Transactions is subject to the satisfaction or waiver of a number of customary closing conditions, which may be waived by Dialog, Merger Sub or Adesto, as applicable.

        Under the Merger Agreement, the obligations of Dialog and Merger Sub to complete the Merger and otherwise complete the other Transactions are subject to the satisfaction, at or prior to the completion of the Merger, of each of the following conditions:

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  each representation and warranty made by Adesto in the Merger Agreement relating to status of the Company as a TID U.S. business as that term is defined in 31 C.F.R § 800.248, the authorization of entry into, and validity of, the Merger Agreement, takeover statutes and stockholder rights plans, the Required Stockholder Vote, the opinion of Adesto's financial advisor and advisors' fees was accurate in all material respects as of the date of the Merger Agreement and will be accurate in all material respects as of the Closing Date of the Merger as if made on and as of the Closing Date of the Merger (other than any such representation and warranty made as of a specific earlier date, which must have been accurate in all material respects as of such earlier date); provided, however, that, for purposes of determining the accuracy of the foregoing representations and warranties, all "Material Adverse Effect" and other materiality and similar qualifications limiting the scope of such representations and warranties will be disregarded;

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  the representation and warranty made by Adesto in the Merger Agreement regarding the absence of any Material Adverse Effect between December 31, 2018 and the date of the Merger Agreement was accurate in all respects as of the date of the Merger Agreement;

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  each representation and warranty made by Adesto in the Merger Agreement relating to certain capitalization and related matters, was accurate in all respects as of the date of the Merger Agreement and will be accurate in all respects as of the Closing Date of the Merger as if made on and as of the Closing Date of the Merger (other than any such representation and warranty made as of a specific earlier date, which must have been accurate in all respects as of such earlier date), except that any inaccuracies in such representations and warranties that are, in the aggregate, de minimis in nature and amount will be disregarded;

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  each other representation and warranty made by Adesto in the Merger Agreement was accurate in all respects as of the date of the Merger Agreement and will be accurate in all respects as of the Closing Date of the Merger as if made on and as of the Closing Date of the Merger (other than any such representation and warranty made as of a specific earlier date, which must have been accurate in all respects as of such earlier date), except for inaccuracies in such representations and warranties that, individually or in the aggregate, have not had and would not reasonably be expected to have, a Material Adverse Effect; provided, however, that, for purposes of determining the accuracy of the foregoing representations and warranties, all "Material Adverse Effect" and other materiality and similar qualifications limiting the scope of such representations and warranties will be disregarded;

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  the covenants and obligations in the Merger Agreement that Adesto is required to comply with or to perform at or prior to the completion of the Merger have been complied with and performed in all material respects;

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  the Merger Agreement has been duly adopted by the Required Stockholder Vote;

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  Dialog's receipt of a certificate executed by Adesto's Chief Executive Officer and Chief Financial Officer confirming that certain closing conditions to be satisfied by Adesto have been duly satisfied (the "Closing Certificate Condition");

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  since the date of the Merger Agreement, there has not occurred any Material Adverse Effect that is continuing;

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  the waiting period applicable to the completion of the Merger under the HSR Act has expired or been terminated without the imposition of a Burdensome Condition (the "HSR Condition");

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  the CFIUS Approval has been obtained and is in full force and effect;

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  no temporary restraining order, preliminary or permanent injunction or other order preventing the completion of the Merger has been issued by any Specified Governmental Body (as defined below) and remains in effect, and there is no legal requirement enacted or deemed applicable to the Merger by any Specified Governmental Body that makes completion of the Merger illegal (the "Restraints Condition"); and

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  there is no pending legal proceeding brought by certain specified governmental bodies: (a) challenging or seeking to restrain or prohibit the completion of the Merger; (b) relating to the Merger and seeking to obtain from Dialog or Adesto or any of its subsidiaries any damages or other relief that would reasonably be expected to be material to Dialog or to Adesto or any of its subsidiaries taken as a whole; or (c) relating to the Merger and seeking to impose (or that would reasonably be expected to result in the imposition of) any criminal sanctions or criminal liability on Dialog or any of its controlled affiliates or Adesto or any of its subsidiaries (the "Governmental Litigation Condition").

        Neither Dialog nor Merger Sub may rely, either as a basis for not consummating the Merger or for terminating the Merger Agreement and abandoning the Merger, on the failure of any condition set forth in the above bullets to be satisfied if such failure is primarily attributable to a failure on the part of Dialog or Merger Sub to perform any covenant or obligation in the Merger Agreement required to be performed by Dialog or Merger Sub at or prior to the Effective Time or, in the case of the Governmental Litigation Condition, if Dialog has not used reasonable best efforts to defend against such legal proceeding.

        Under the Merger Agreement, the obligations of Adesto to complete the Merger and otherwise complete the other Transactions are subject to the satisfaction, at or prior to the completion of the Merger, of each of the following conditions:

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  each representation and warranty made by Dialog and Merger Sub in the Merger Agreement was accurate in all respects as of the date of the Merger Agreement and will be accurate in all respects as of the Closing Date of the Merger as if made on and as of the Closing Date of the

    Merger, except where the failure of the representations and warranties of Dialog and Merger Sub to be accurate would not reasonably be expected to have a material adverse effect on the ability of Dialog to complete the Merger;

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  the covenants and obligations in the Merger Agreement that Dialog and Merger Sub are required to comply with or to perform at or prior to the completion of the Merger have been complied with and performed in all material respects;

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  the Merger Agreement has been duly adopted by the Required Stockholder Vote;

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  Adesto's receipt of a certificate executed by an officer of Dialog confirming that certain closing conditions to be satisfied by Dialog have been duly satisfied;

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  the waiting period applicable to the completion of the Merger under the HSR Act has expired or been terminated; and

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  no temporary restraining order, preliminary or permanent injunction or other order preventing the completion of the Merger by Adesto has been issued by any court of competent jurisdiction or other governmental body in the United States and remains in effect, and there is no legal requirement enacted or deemed applicable to the Merger in the United States that makes completion of the Merger by Adesto illegal.

        Adesto may not rely, either as a basis for not consummating the Merger or for terminating the Merger Agreement and abandoning the Merger, on the failure of any condition set forth in the above bullets to be satisfied if such failure is primarily attributable to a failure on the part of Adesto to perform any covenant or obligation in the Merger Agreement required to be performed by Adesto at or prior to the Effective Time.

Termination of the Merger Agreement

        The Merger Agreement may be terminated prior to the Effective Time (whether before or after the adoption of the Merger Agreement by the Required Stockholder Vote) by written notice of the terminating party to the other parties as follows:

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  by the mutual written consent of Dialog and Adesto;

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  by either Dialog or Adesto if the Merger has not been completed by 11:59 p.m. (California time) on August 20, 2020) (the "End Date"); provided that, under certain circumstances, if certain conditions to closing relating to receipt of the CFIUS Approval have not been satisfied or waived, the Company or Dialog may extend the End Date to November 20, 2020; and provided, further, that a party may not terminate the Merger Agreement on such basis if the failure to complete the Merger by the End Date was primarily attributable to a failure on the part of such party to perform any covenant or obligation in the Merger Agreement required to be performed by such party at or prior to the Effective Time;

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  by either Dialog or Adesto if certain specified governmental bodies have issued a final and nonappealable order having the effect of permanently restraining, enjoining or otherwise prohibiting the Merger;

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  by either Dialog or Adesto if: (a) the Special Meeting (including any adjournments and postponements thereof) has been held and completed and Adesto stockholders have taken a final vote on a proposal to adopt the Merger Agreement; and (b) the Merger Agreement has not been adopted at the Special Meeting (and has not been adopted at any adjournment or postponement thereof) by the Required Stockholder Vote; provided, however, that a party may not terminate the Merger Agreement on such basis if the failure to have the Merger Agreement adopted by the Required Stockholder Vote is primarily attributable to a failure on the part of such party to perform any covenant or obligation in the Merger Agreement required to be performed by such party at or prior to the Effective Time;

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  by Dialog (at any time prior to the adoption of the Merger Agreement by the Required Stockholder Vote) if a Triggering Event (as defined below) has occurred;

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  by Dialog if: (a) any of Adesto's representations or warranties contained in the Merger Agreement were inaccurate as of the date of the Merger Agreement, or become inaccurate as of a date subsequent to the date of the Merger Agreement (as if made on such subsequent date), such that any of the closing conditions relating to the accuracy of Adesto's representations and warranties would not be satisfied (it being understood that, for purposes of determining the accuracy of such representations or warranties as of the date of the Merger Agreement or as of any subsequent date, all "Material Adverse Effect" and other materiality and similar qualifications limiting the scope of such representations or warranties will be disregarded); or (b) any of Adesto's covenants or obligations contained in the Merger Agreement were breached such that the closing condition relating to the performance by Adesto of its covenants and obligations would not be satisfied; provided, however, that if an inaccuracy in any of Adesto's representations or warranties as of a date subsequent to the date of the Merger Agreement or a breach of a covenant or obligation by Adesto is curable by Adesto prior to the End Date and Adesto is continuing to exercise commercially reasonable efforts to cure such inaccuracy or breach, then Dialog may not terminate the Merger Agreement on account of such inaccuracy or breach unless such inaccuracy or breach remains uncured for a period of 30 days commencing on the date that Dialog gives Adesto notice of such inaccuracy or breach;

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  by Adesto if: (a) any of Dialog's representations or warranties contained in the Merger Agreement were inaccurate as of the date of the Merger Agreement, or become inaccurate as of a date subsequent to the date of the Merger Agreement (as if made on such subsequent date), such that the closing condition relating to the accuracy of Dialog's representations and warranties would not be satisfied (it being understood that, for purposes of determining the accuracy of such representations or warranties as of the date of the Merger Agreement or as of any subsequent date, all materiality and similar qualifications limiting the scope of such representations or warranties will be disregarded); or (b) if any of Dialog's covenants or obligations contained in the Merger Agreement were breached such that the closing condition relating to the performance by Dialog of its covenants and obligations would not be satisfied; provided, however, that if an inaccuracy in any of Dialog's representations or warranties as of a date subsequent to the date of the Merger Agreement or a breach of a covenant or obligation by Dialog is curable by Dialog by the End Date and Dialog is continuing to exercise commercially reasonable efforts to cure such inaccuracy or breach, then Adesto may not terminate the Merger Agreement on account of such inaccuracy or breach unless such inaccuracy or breach remains uncured for a period of 30 days commencing on the date that Adesto gives Dialog notice of such inaccuracy or breach; or

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  by Adesto (at any time prior to the adoption of the Merger Agreement by the Required Stockholder Vote) in order to accept a Superior Offer and enter into an Alternative Acquisition Agreement, if: (a) our Board, after satisfying certain specified requirements as set forth in the Merger Agreement and otherwise causing Adesto to comply with certain specified requirements as set forth in the Merger Agreement, has authorized Adesto to enter into such Alternative Acquisition Agreement; (b) Adesto has delivered to Dialog a written notice (that includes a copy of the Alternative Acquisition Agreement as an attachment) containing Adesto's representation and warranty that our Board has authorized the execution and delivery of the Alternative Acquisition Agreement on behalf of Adesto and that Adesto will enter into the Alternative Acquisition Agreement immediately prior to or concurrently with the termination of the Merger Agreement; (c) immediately prior to or concurrently with the termination of the Merger

    Agreement, Adesto enters into the Alternative Acquisition Agreement with respect to such Superior Offer; and (d) immediately prior to or concurrently with such termination, Adesto has paid to Dialog or its designee the required termination fee.

        For purposes of the Merger Agreement, a "Triggering Event" is deemed to have occurred if: (a) our Board or any committee thereof: (i) withdraws the Board Recommendation; (ii) modifies the Board Recommendation in a manner adverse to Dialog; or (iii) takes, authorizes or publicly proposes certain specified actions referred to in the provisions of the Merger Agreement relating to the Board Recommendation; (b) Adesto fails to include the Board Recommendation in this Proxy Statement; (c) following an Acquisition Proposal or any material modification thereto being publicly disclosed, announced, commenced, submitted or made and not publicly withdrawn, our Board fails to publicly reaffirm the Board Recommendation or its determination that the Merger is in the best interests of Adesto stockholders, within ten business days (or, if earlier, prior to the Special Meeting) after Dialog requests that the Board Recommendation or such determination be reaffirmed publicly, provided that for the purposes of this clause "(c)," Dialog will not be entitled to request more than two such reaffirmations with respect to any such Acquisition Proposal or material modification thereto; (d) a tender or exchange offer relating to shares of Adesto Common Stock has been commenced and Adesto does not send to its securityholders, within ten business days after the commencement of such tender or exchange offer (or, if earlier, prior to the Special Meeting), a statement disclosing that Adesto recommends rejection of such tender or exchange offer and reaffirming the Board Recommendation; (e) an Acquisition Proposal has been publicly announced, and Adesto fails to issue a press release that reaffirms the Board Recommendation within ten business days (or, if earlier, prior to the Special Meeting) after such Acquisition Proposal is publicly announced; or (f) Adesto or any of its subsidiaries or any of their respective representatives breaches any of the provisions of the Merger Agreement (i) prohibiting solicitation of, and discussions and negotiations with respect to, alternative transactions or (ii) relating to the Special Meeting or changes in the Board Recommendation, and such breach results in an Acquisition Proposal.

Transaction Expenses and Termination Fees

Transaction Expenses

        The Merger Agreement provides that, except with respect to termination fees, all fees and expenses incurred in connection with the Merger Agreement or any of the Transactions will be paid by the party incurring such fees and expenses, whether or not the Merger is completed.

Termination Fees

        The Merger Agreement provides that Adesto will be required to pay to Dialog a termination fee of $15.76 million if, among other things, the Merger Agreement is terminated:

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  by Dialog or Adesto (a) because the Merger has not been completed on or prior to the End Date; (b) the failure to complete the Merger by the End Date was primarily attributable to a failure on the part of Adesto or any of its subsidiaries to perform any covenant or obligation in the Merger Agreement required to be performed by Adesto or such subsidiary at or prior to the Effective Time; (c) at or prior to such termination, an Acquisition Proposal has been made known to Adesto or publicly disclosed, announced, commenced, submitted or made; and (d) within 12 months after the date of such termination, Adesto has consummated an Acquisition Transaction or has entered into a definitive agreement with a third party providing for an Acquisition Transaction (in each case, whether or not relating to such Acquisition Proposal);

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  by Dialog or Adesto (a) because Adesto failed to obtain the Required Stockholder Vote and (b) at or prior to such termination, an Acquisition Proposal has been publicly disclosed, announced, commenced, submitted or made and such Acquisition Proposal has not been publicly withdrawn at least ten business days prior to the Special Meeting and (c) within 12 months after the date of such termination, Adesto has consummated an Acquisition Transaction or has entered into a definitive agreement with a third party providing for an Acquisition Transaction (in each case, whether or not relating to such Acquisition Proposal);

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  by Dialog because a Triggering Event has occurred;

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  by Dialog or Adesto for any other reason at any time after the occurrence of a Triggering Event; or

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  by Adesto in order to accept a Superior Offer.

        The Merger Agreement also provides that Dialog will be required to pay to Adesto a termination fee of $15.76 million if the Merger Agreement is terminated by Dialog or Adesto (a)(i) because the Merger has not been completed by the End Date or (ii) because an order under the DPA has been issued (including a decision to suspend or prohibit the Merger pursuant to the DPA that is publicly announced by the President of the United States) with such order restraining, enjoining or otherwise prohibiting the Merger and (b) as of the time of the termination of the Merger Agreement (i) the CFIUS Approval has not been obtained or does not remain in full force and effect and (ii) each other closing condition described above (other than the Closing Certificate Condition and, for the purposes of the Restraints Condition, other than with respect to challenges, suits, actions or legal proceedings brought by CFIUS under the DPA) has been satisfied or waived;

        For purposes of the Merger Agreement and the CFIUS Approval, the "DPA" means Section 721 of the Defense Production Act of 1950, as amended (50 U.S.C. § 4565), and all rules and regulations thereunder, including those codified at 31 C.F.R. Part 800 et seq.

Effect of Termination

        The Merger Agreement provides that, in the event the Merger Agreement is terminated in accordance with its terms, the Merger Agreement will be of no further force and effect except for certain specified sections of the Merger Agreement, including the provisions relating to termination fees, will survive such termination and will remain in full force and effect. The Merger Agreement further provides that such termination will not relieve any party to the Merger Agreement from any liability for fraud or any knowing and intentional breach of any covenant or obligation contained in the Merger Agreement.

Enforcement; Remedies

        The Merger Agreement provides that, in the event of any breach or threatened breach by any party to the Merger Agreement of any covenant or obligation contained in the Merger Agreement, any non-breaching party will be entitled to obtain, without proof of actual damages and in addition to any other remedy to which such non-breaching party is entitled at law or in equity: (a) a decree or order of specific performance to enforce the observance and performance of such covenant or obligation; and (b) an injunction restraining such breach or threatened breach.

        If, prior to the End Date, any party brings any legal proceeding to enforce specifically the performance of the terms and provisions of the Merger Agreement by any other party, the End Date will automatically be extended by: (i) the amount of time during which such legal proceeding is pending, plus 20 business days or (ii) such other time period established by the court presiding over such legal proceedings, as the case may be.

Amendment

        The Merger Agreement provides that, subject to certain exceptions, the Merger Agreement may be amended by the parties thereto at any time; provided, however, that after adoption of the Merger Agreement by Adesto stockholders, no amendment which by law requires further approval of the stockholders of Adesto may be made without such further approval. The Merger Agreement may not be amended except by an instrument in writing signed on behalf of the parties thereto.

Attorneys' Fees

        In any action at law or suit in equity to enforce the Merger Agreement or the rights of the parties thereunder, the prevailing party is entitled to receive its reasonable attorneys' fees and all other reasonable costs and expenses incurred in such action or suit.

Waiver

        The Merger Agreement provides that no failure or delay on the part of any party to exercise any power, right, privilege or remedy under the Merger Agreement will operate as a waiver of such power, right, privilege or remedy; and no single or partial exercise of any such power, right, privilege or remedy will preclude any other or further exercise thereof or of any other power, right, privilege or remedy.

        In addition, the Merger Agreement provides that no party will be deemed to have waived any claim arising out of the Merger Agreement, or any power, right, privilege or remedy under the Merger Agreement, unless the waiver of such claim, power, right, privilege or remedy is expressly set forth in a written instrument duly executed and delivered on behalf of such party; and any such waiver will not be applicable or have any effect except in the specific instance in which it is given.

Third-Party Beneficiaries

        The Merger Agreement provides that it is not intended, and will not be deemed, to confer any rights or remedies upon any person or entity other than the parties to the Merger Agreement and their respective successors and permitted assigns or to otherwise create any third-party beneficiary thereto, except (a) the Indemnified Persons are third-party beneficiaries of the specified section of the Merger Agreement relating to their right to indemnification and (b) Adesto stockholders are third-party beneficiaries of the specified section of the Merger Agreement relating to the exchange of certificates.

Governing Law

        The Merger Agreement provides that it, and any legal proceeding arising out of or relating to the Merger Agreement, any of the Transactions or the legal relationship of the parties to the Merger Agreement, is governed by, and is to be construed and interpreted in accordance with, the laws of the State of Delaware, regardless of the choice of laws principles of the State of Delaware, as to all matters, including matters of validity, construction, effect, enforceability, performance and remedies.

MARKET PRICES AND DIVIDEND DATA

        Adesto Common Stock is listed on Nasdaq under the symbol "IOTS." As of March 25, 2020, we had 30,816,165 shares of Adesto Common Stock outstanding, held by approximately 25 holders of record.

        The following table sets forth the closing price per share of Common Stock, as reported on Nasdaq on February 19, 2020, the last full trading day before the public announcement of the Merger, and on March 26, 2020, the latest practicable trading day before the printing of this proxy statement:

Adesto Common Stock Closing Price
February 19, 2020	$7.99
March 26, 2020	$11.29

        You are encouraged to obtain current market quotations for Adesto Common Stock in connection with voting your shares of Adesto Common Stock. If the Merger is completed, there will be no further market for Adesto Common Stock and Adesto Common Stock will be delisted from Nasdaq and deregistered under the Exchange Act.

        We have never paid cash dividends on Adesto Common Stock. In the event that the Merger is not completed, we would expect to retain earnings, if any, to fund the development and growth of our business and would not anticipate paying cash dividends on Adesto Common Stock in the foreseeable future. In the event that the Merger is not completed, our payment of any future dividends would be at the discretion of our Board after taking into account various factors, including our financial condition, operating results, cash needs and growth plans.

 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information with respect to the beneficial ownership of Adesto Common Stock as of March 25, 2020 by:

  •
  each stockholder known by us to be the beneficial owner of more than 5% of Adesto Common Stock;

  •
  each of our directors;

  •
  each of our named executive officers; and

  •
  all of our directors and executive officers as a group.

        Percentage ownership of Adesto Common Stock is based on 30,816,165 shares of Adesto Common Stock outstanding on March 25, 2020. We have determined beneficial ownership in accordance with the rules of the SEC, and thus it represents sole or shared voting or investment power with respect to our securities. Unless otherwise indicated below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares that they beneficially owned, subject to community property laws where applicable. We have deemed shares of Adesto Common Stock subject to options or restricted stock units that are currently exercisable or exercisable or will settle within 60 days of March 25, 2020 to be outstanding and to be beneficially owned by the person holding the option for the purpose of computing the percentage ownership of that person but have not treated them as outstanding for the purpose of computing the percentage ownership of any other person. The information as to beneficial ownership presented in the table below does not take into account any accelerated vesting that may occur in connection with the Closing.

        Unless otherwise indicated, the address of each of the individuals and entities named below that owns 5% or more of Adesto Common Stock is c/o Adesto Technologies Corporation, 3600 Peterson Way, Santa Clara, CA 95054.

Name of Beneficial Owner	Adesto Common Stocks Beneficially Owned		Percentage Owned
Directors and Named Executive Officers
Narbeh Derhacobian	727,311(1	)(14)	2.3%
Ron Shelton	305,884(2	)(14)	*
Andrew Lovit	22,452(3	)(14)	*
Nelson Chan	62,485(4	)(14)	*
Hervé Fages	2,314(5	)(14)	*
Francis Lee	23,216(6	)(14)	*
Kevin Palatnik	23,216(7	)(14)	*
Susan Uthayakumar	2,314(8	)(14)	*
All executive officers and directors as a group (16 persons)	1,704,181	(9)	5.4%
Greater than 5% Beneficial Owners
ARCH Venture Fund VI, L.P.	1,876,511	(10)	6.1%
AWM Investment Company, Inc.	1,879,651	(11)	6.1%
BlackRock, Inc.	2,676,423	(12)	8.7%
Nokomis Capital, L.L.C.	1,799,813	(13)	5.8%
Dialog Semiconductor plc	1,683,093	(14)	5.3%

*
Represents beneficial ownership of less than 1% of our outstanding Adesto Common Stock.

(1)
Includes (i) 219,823 shares held by The 2016 Derhacobian Trust; (ii) 143,563 shares subject to options that are exercisable within 60 days of March 25, 2020; and (iii) 14,393 shares subject to restricted stock units ("RSUs") that are issuable upon settlement within 60 days of March 25, 2020.

(2)
Includes (ii) 147,828 shares subject to options that are exercisable within 60 days of March 25, 2020; and (ii) 9,251 shares subject to RSUs that are issuable upon settlement within 60 days of March 25, 2020.

(3)
Includes (ii) 19,591 shares subject to options that are exercisable within 60 days of March 25, 2020; and (ii) 506 shares subject to RSUs that are issuable upon settlement within 60 days of March 25, 2020.

(4)
Includes 24,735 shares subject to options that are exercisable within 60 days of March 25, 2020.

(5)
Includes 2,314 shares subject to options that are exercisable within 60 days of March 25, 2020.

(6)
Includes 3,030 shares subject to options that are exercisable within 60 days of March 25, 2020.

(7)
Includes 3,030 shares subject to options that are exercisable within 60 days of March 25, 2020.

(8)
Includes 2,314 shares subject to options that are exercisable within 60 days of March 25, 2020.

(9)
Includes (i) 219,823 shares held by The 2016 Derhacobian Trust; (ii) 715,309 shares subject to options that are exercisable within 60 days of March 25, 2020; and (iii) 41,782 shares subject to restricted stock units ("RSUs") that are issuable upon settlement within 60 days of March 25, 2020.

(10)
Based solely on a Schedule 13D/A filing by ARCH Venture Fund VI, L.P. on January 21, 2020 reflecting ownership as of January 10, 2020. Represents 1,876,511 shares held by ARCH Venture Fund VI, L.P. ARCH Venture Partners VI, L.P. is the sole general partner of ARCH Venture Fund VI, L.P., and may be deemed to beneficially own certain of the shares held of record by ARCH Venture Fund VI, L.P. ARCH Venture Partners VI, L.P. disclaims beneficial ownership of all shares held of record by ARCH Venture Fund VI, L.P. in which ARCH Venture Partners VI, L.P. does not have an actual pecuniary interest. ARCH Ventures Partners VI, LLC, as the sole general partner of ARCH Venture Partners VI, L.P., may be deemed to beneficially own certain of the shares held of record by ARCH Venture Fund VI, L.P. ARCH Venture Partners VI, LLC disclaims beneficial ownership of all shares held of record by ARCH Venture Fund VI, L.P. in which ARCH Venture Partners VI, LLC does not have an actual pecuniary interest. Clinton W. Bybee, Keith L. Crandell and Robert T. Nelsen are the managing directors of ARCH Venture Partners VI, LLC and may be deemed to share voting and investment power over the shares held by ARCH Venture Fund VI, L.P. The managing directors disclaim beneficial ownership of all shares held of record by ARCH Venture Fund VI, L.P. in which they do not have an actual pecuniary interest. The address for ARCH Venture Fund VI, L.P. is 8755 W. Higgins Road, Suite 1025, Chicago, Illinois 60631.

(11)
Based solely on a Schedule 13G/A filing by AWM Investment Company, Inc. on February 12, 2020 reflecting ownership as of December 31, 2019. The address for AWM

  Investment Company is c/o Special Situation Funds, 527 Madison Avenue, Suite 2600, New York, NY 10022.

(12)
Based solely on a Schedule 13G/A filing by BlackRock, Inc. on February 10, 2020 reflecting ownership as of December 31, 2019. The address for BlackRock, Inc. is 55 East 52nd Street, New York, NY 10055.

(13)
Based solely on a Schedule 13G/A filing by Nokomis Capital, L.L.C. and Brett Hendrickson on February 14, 2018 reflecting ownership as of December 31, 2019. Nokomis Capital, L.L.C. purchased the shares represented in the above table through the accounts of certain private funds for which Nokomis Capital, L.L.C. serves as the investment adviser. Mr. Hendrickson is the principal of Nokomis Capital, L.L.C. The address for Nakomis Capital, L.L.C. is 2305 Cedar Springs Road, Suite 420, Dallas, TX 75201.

(14)
As an inducement for Dialog to enter into the Merger Agreement, the Supporting Stockholders entered into the Support Agreements with Dialog with respect to all shares of Adesto Common Stock beneficially owned by such Supporting Stockholders, and any additional shares of Adesto Common Stock and any other equity securities of Adesto of which such Supporting Stockholders acquire record and/or beneficial ownership after the date of the Support Agreements (the "Support Agreement Shares"). As of March 25, 2020, the Supporting Stockholders beneficially owned approximately 1,667,847 shares of Adesto Common Stock, which represented approximately 5.3% of the total issued and outstanding shares of Adesto Common Stock as of March 25, 2020. 947,090 of such Support Agreement Shares are shares of Adesto Common Stock held of record or beneficially owned by the Supporting Stockholders and 736,003 of such Support Agreement Shares are shares of Adesto Common Stock issuable pursuant to the exercise of options or vesting of equity awards which such Supporting Shareholders currently hold or have the right to acquire within 60 days of March 25, 2020. As a result of the Support Agreements, and the receipt of the irrevocable proxy thereunder, Dialog may be deemed to have shared power to vote or direct the voting of 1,683,093 shares of Adesto Common Stock held by the Supporting Stockholders. Dialog is not entitled to any rights as a stockholder of Adesto or to the Support Agreement Shares except as expressly provided in the Support Agreements. The address for Dialog is 100 Longwater Ave, Green Park, Reading RG2 6GP, United Kingdom.

PROPOSAL 2: ADJOURNMENT OF THE VIRTUAL SPECIAL MEETING

Adjournment of the Virtual Special Meeting

        In the event that a quorum is not present or represented by proxy at the virtual special meeting, it is expected that our Board will recommend adjournment of the virtual special meeting to solicit additional proxies if permitted by the Merger Agreement. In addition, we may move to adjourn the virtual special meeting in order to give holders of Adesto Common Stock additional time to evaluate any supplement or amendment to this proxy statement or otherwise comply with applicable law. In either event, we will ask our stockholders to vote only upon the adjournment proposal and not on the other proposals discussed in this proxy statement.

Vote Required and Board Recommendation

        Approval of the adjournment proposal requires the affirmative vote of the holders of a majority of the outstanding shares of Adesto Common Stock entitled to vote on such matter, that are present or represented by proxy at the virtual special meeting and are voted "FOR" or "AGAINST" the proposal. If you abstain from voting, fail to cast your vote, either at the virtual special meeting or by proxy, or fail to give voting instructions to your brokerage firm, bank, trust or other nominee, it will have no effect on the outcome of the vote for the adjournment proposal, provided that a quorum is present at the virtual special meeting.

        If a quorum is not present or represented by proxy at the virtual special meeting, the chairperson of the meeting may adjourn the meeting or the holders of a majority of the shares of Adesto Common Stock entitled to vote who are present or represented by proxy at the virtual special meeting may adjourn the meeting. If there is not a quorum of stockholders at the virtual special meeting and any proposal to adjourn the meeting submitted to the holders who are present or represented by proxy at the virtual special meeting is not approved, our Board may set a new date for a virtual special meeting to consider the proposal to adopt the Merger Agreement and the adjournment proposal, in accordance with the Merger Agreement.

Our Board unanimously recommends that you vote "FOR" the adjournment proposal.

 OTHER MATTERS

        No business may be transacted at the virtual special meeting other than the matters set forth in this proxy statement.

 FUTURE STOCKHOLDER PROPOSALS

        If the Merger is completed, we will have no public stockholders and there will be no public participation in any of our future stockholder meetings. However, if the Merger is not completed, our public stockholders will continue to be entitled to attend and participate in our stockholders' meetings and we will hold an annual meeting of stockholders in 2020.

        We will hold an annual meeting of stockholders in 2020 only if the Merger has not already been completed.

        If the Merger is not completed, then under our bylaws, our stockholders who intend to present proposals for action, or to nominate directors, at our 2020 annual meeting of stockholders must give written notice of the proposal or nomination to our Corporate Secretary in accordance with our bylaws. Our bylaws require that any such notice be given not less than 75 days nor more than 105 days prior to the first anniversary of the prior year's annual meeting of stockholders. To be timely for the 2020 annual meeting of stockholders (if the Merger is not completed and such annual meeting occurs), a stockholder's notice must be received by us between February 20, 2020 and March 21, 2020. Such proposal should be delivered or mailed to the attention of our Corporate Secretary at our principal executive offices, which are c/o Adesto Technologies Corporation, 3600 Peterson Way, Santa Clara, California 95054. Additional requirements apply under our bylaws for stockholders who intend to include a proposal in our proxy statement and proxy card for the 2020 annual meeting pursuant to Rule 14a-8 under the Exchange Act. Any such stockholder proposals would have to be received by our Corporate Secretary no later than January 1, 2020, satisfy the conditions established by the SEC for stockholder proposals, and comply with the deadlines and other procedures in our bylaws.

        If the date of the 2020 annual meeting is more than 30 days before or more than 60 days after the first anniversary of the 2019 annual meeting, in order for a stockholder notice to be timely, it must be received no earlier than 105 days prior to and no later than 75 days prior to the 2020 annual meeting date or, if later, the close of business on the 10th day after we publicly announce the date of the 2020 annual meeting.

        These stockholder notices must contain information required by our bylaws. We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements. If a matter is properly brought before our next annual meeting under the procedures outlined in this paragraph, the proxy holders named by our Board will have the discretion to vote on such matter without having received directions from stockholders delivering proxies to them for such meeting, provided that our proxy statement for our next meeting briefly describes the matter and how the proxy holders intend to vote on it.

 WHERE YOU CAN FIND MORE INFORMATION

        We are subject to the informational requirements of the Exchange Act, and file annual, quarterly and current reports, proxy statements and other information with the SEC. You can read our SEC filings via the Internet at the SEC's website at www.sec.gov.

        You may obtain any of the documents we file with the SEC, without charge, by visiting the SEC Filings page of our website at http://ir.adestotech.com/. The information included on our website is not incorporated by reference into this proxy statement. You may also request copies from us at the following address or phone number:

Adesto Technologies Corporation
3600 Peterson Way
Santa Clara, California 95054
Attention: Shelton Group Investor Relations
Email: sheltonir@sheltongroup.com

        If you request any documents from us, we will mail them to you by first class mail, or similar means, promptly after we receive your request. If you would like to request documents from us, please do so by April 15, 2020 to receive them before the virtual special meeting.

 INCORPORATION BY REFERENCE

        We are allowed to "incorporate by reference" information that we file with the SEC into this proxy statement, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is an important part of this proxy statement. Information in this proxy statement supersedes information incorporated by reference that we filed with the SEC prior to the date of this proxy statement, while information that we file later with the SEC will automatically update and supersede the information in this proxy statement. We incorporate by reference into the proxy statement the documents listed below, and any future filings we will make with the SEC under Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act (other than Current Reports on Form 8-K containing only information furnished under Item 2.02 or Item 7.01 of Form 8-K, unless otherwise indicated therein) after the date of this proxy statement but prior to the date of the virtual special meeting:

  •
  our Annual Report on Form 10-K for the year ended December 31, 2019;

  •
  our definitive Proxy Statement on Schedule 14A filed with the SEC on April 30, 2019; and

  •
  our Current Reports on Form 8-K filed with the SEC on February 20, 2020 and February 21, 2020.

        We will make these documents available to you without charge upon your oral or written request. Requests should be directed to us at the address above under "Where You Can Find More Information." All of these documents are also available through the SEC Filings page of our website at http://ir.adestotech.com. The information included on our website is not incorporated by reference into this proxy statement.

 MISCELLANEOUS

        Your vote is important. You may vote by submitting a proxy via the Internet or by telephone, as specified in the Internet and telephone voting instructions on your proxy card, returning your proxy card using the postage prepaid envelope provided, or attending the virtual special meeting and voting at the meeting. If you have any questions about this proxy statement, the virtual special meeting or the Merger or need assistance with voting procedures, you should contact:

D.F. King & Co., Inc.
48 Wall Street, 22nd floor
New York, NY 10005
(877) 478-5045 (toll free from the U.S. and Canada)
(212) 269-5550 (call collect)

        Please note, however, that if your shares are held of record by a brokerage firm, bank, trust or other nominee and you wish to vote at the virtual special meeting, you must instruct the brokerage firm, bank, trust or other nominee how to vote your shares or obtain a proxy issued in your name from that record holder.

        You should not send in your Adesto stock certificates, if any, until you receive the transmittal materials from the paying agent with instructions for the surrender of your stock certificates. Our record stockholders who have further questions about their share certificates, if any, or the exchange of Adesto Common Stock for cash should contact the paying agent.

        YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROXY STATEMENT TO VOTE ON THE PROPOSALS DESCRIBED HEREIN. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT. THIS PROXY STATEMENT IS DATED MARCH 27, 2020. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE (OR AS OF AN EARLIER DATE IF SO INDICATED IN THIS PROXY STATEMENT). NEITHER THE MAILING OF THIS PROXY STATEMENT TO STOCKHOLDERS NOR THE ISSUANCE OF CASH IN THE MERGER CREATES ANY IMPLICATION TO THE CONTRARY. THIS PROXY STATEMENT DOES NOT CONSTITUTE A SOLICITATION OF A PROXY IN ANY JURISDICTION WHERE, OR TO OR FROM ANY PERSON TO WHOM, IT IS UNLAWFUL TO MAKE A PROXY SOLICITATION.

 ANNEX A

EXECUTION COPY

AGREEMENT AND PLAN OF MERGER

by and among:

DIALOG SEMICONDUCTOR PLC,
a company incorporated in England and Wales;

AZARA ACQUISITION CORP.,
a Delaware corporation;

and

ADESTO TECHNOLOGIES CORPORATION
a Delaware corporation

Dated as of February 20, 2020

A-i

A-ii

 AGREEMENT AND PLAN OF MERGER

        THIS AGREEMENT AND PLAN OF MERGER (this "Agreement") is made and entered into as of February 20, 2020, by and among: DIALOG SEMICONDUCTOR PLC, a company incorporated in England and Wales ("Parent"); AZARA ACQUISITION CORP., a Delaware corporation and a wholly owned direct or indirect subsidiary of Parent ("Merger Sub"); and ADESTO TECHNOLOGIES CORPORATION, a Delaware corporation (the "Company"). Certain capitalized terms used in this Agreement are defined in Exhibit A.

RECITALS

        A.    Parent, Merger Sub and the Company intend to effect a merger of Merger Sub into the Company (the "Merger") in accordance with this Agreement and the DGCL. Upon consummation of the Merger, Merger Sub will cease to exist, and the Company will become a wholly owned subsidiary of Parent.

        B.    The respective boards of directors of Parent, Merger Sub and the Company have approved this Agreement and the Merger.

        C.    In order to induce Parent to enter into this Agreement and cause the Merger to be consummated, concurrently with the execution and delivery of this Agreement, each stockholder of the Company listed in Exhibit B is executing a voting and support agreement in favor of Parent (each such agreement, a "Support Agreement").

AGREEMENT

        The parties to this Agreement, intending to be legally bound, agree as follows:

        SECTION 1.    DESCRIPTION OF TRANSACTION

          1.1    Merger of Merger Sub into the Company.     Upon the terms and subject to the conditions set forth in this Agreement, at the Effective Time, Merger Sub shall be merged with and into the Company, and the separate existence of Merger Sub shall cease. The Company will continue as the surviving corporation in the Merger (the "Surviving Corporation").

          1.2    Effects of the Merger.     The Merger shall have the effects set forth in this Agreement and in the applicable provisions of the DGCL.

          1.3    Closing; Effective Time.     The consummation of the Contemplated Transactions (the "Closing") shall take place at the offices of Hogan Lovells US LLP, 4085 Campbell Avenue, Suite 100, Menlo Park, California, 94025 (or, at Parent's election, by means of a virtual closing through electronic exchange of signatures) at 8:00 a.m. (California Time) on a date to be designated by Parent, which shall be no later than the third Business Day after the satisfaction or waiver of the last to be satisfied or waived of the conditions set forth in Section 6 and Section 7 (other than those conditions set forth in Section 6.4 and Section 7.4, which are to be satisfied at the Closing, but subject to the satisfaction or waiver of each of such conditions), or at such other place, time or date as Parent and the Company may jointly designate. The date on which the Closing actually takes place is referred to as the "Closing Date." Subject to the provisions of this Agreement, a certificate of merger satisfying the applicable requirements of the DGCL shall be duly executed by the Company in connection with the Closing and, concurrently with or as soon as practicable following the Closing, filed with the Secretary of State of the State of Delaware. The Merger shall become effective at the time of the filing of such certificate of merger with the Secretary of State of the State of Delaware or at such later time as may be specified in such certificate of merger with the consent of Parent (the time at which the Merger becomes effective being referred to as the "Effective Time").

          1.4    Certificate of Incorporation and Bylaws; Directors and Officers.     Unless otherwise mutually agreed by Parent and the Company prior to the Effective Time:

            (a)   the Certificate of Incorporation of the Surviving Corporation shall be amended and restated as of the Effective Time to conform to Exhibit C;

            (b)   the bylaws of the Surviving Corporation shall be amended and restated as of the Effective Time to conform to the bylaws of Merger Sub as in effect immediately prior to the Effective Time; and

            (c)   the directors and officers of the Surviving Corporation immediately after the Effective Time shall be the respective individuals who are the directors and officers of Merger Sub immediately prior to the Effective Time, until the earlier of their resignation or removal or until their respective successors are duly elected or appointed and qualified, as the case may be.

          1.5    Conversion of Shares.

            (a)   At the Effective Time, by virtue of the Merger and without any further action on the part of Parent, Merger Sub, the Company or any stockholder of the Company:

                (i)  any shares of Company Common Stock held, directly or indirectly, by any wholly owned Subsidiary of the Company immediately prior to the Effective Time shall be unaffected by the Merger and shall remain outstanding as an equal number of shares of common stock of the Surviving Corporation;

               (ii)  any shares of Company Common Stock held by the Company (or held in the Company's treasury) or held, directly or indirectly, by Parent, Merger Sub or any other wholly owned Subsidiary of Parent immediately prior to the Effective Time shall be canceled and retired and shall cease to exist, and no consideration shall be delivered in exchange therefor;

             (iii)  except as provided in clauses "(i)" and "(ii)" of this Section 1.5(a) and subject to Sections 1.7 and 1.8, each share of Company Common Stock outstanding immediately prior to the Effective Time shall be converted into the right to receive $12.55 in cash (such cash amount, as it may be adjusted pursuant to Section 1.5(b), the "Price Per Share"), without interest; and

              (iv)  each share of the common stock, $0.0001 par value per share, of Merger Sub outstanding immediately prior to the Effective Time shall be converted into one share of common stock of the Surviving Corporation.

            (b)   If, during the period commencing on the date of this Agreement and ending at the Effective Time (the "Pre-Closing Period"), the outstanding shares of Company Common Stock are changed into a different number or class of shares by reason of any stock split, division or subdivision of shares, stock dividend, reverse stock split, consolidation of shares, reclassification, recapitalization or other similar transaction, or if a stock dividend is declared by the Company during such period, or a record date with respect to any such event shall occur during such period, then the consideration to be paid in respect of shares of Company Common Stock pursuant to Section 1.5(a)(iii) shall be adjusted to the extent appropriate.

          1.6    Closing of the Company's Transfer Books.     At the Effective Time: (a) except for shares of Company Common Stock that continue to be held by a Subsidiary of the Company in accordance with Section 1.5(a)(i), all shares of Company Common Stock outstanding immediately prior to the Effective Time shall automatically be canceled and retired and shall cease to exist, and all holders of certificates representing shares of Company Common Stock outstanding immediately prior to the Effective Time (each such certificate, a "Company Stock Certificate") or uncertificated shares of Company Common Stock represented by book entry (each such share, an "Uncertificated Share") shall cease to have any rights as stockholders of the Company; and (b) the stock transfer books of the Company shall be closed with respect to all shares of Company Common Stock outstanding immediately prior to the Effective Time. No further transfer of any such shares of Company Common Stock shall be made on such stock transfer books after the Effective Time. If, after the Effective Time, a valid Company Stock Certificate or Uncertificated Share is presented to the Paying Agent or to the Surviving Corporation or Parent, such Company Stock Certificate or Uncertificated Share shall be canceled and shall be exchanged as provided in Section 1.7.

          1.7    Exchange of Certificates.

            (a)   Prior to the Closing Date, Parent shall select a reputable bank or trust company to act as paying agent in the Merger (the "Paying Agent"). Promptly after the Effective Time, subject to Section 1.8, Parent shall cause to be deposited with the Paying Agent cash sufficient to make payments of the Merger Consideration payable pursuant to Section 1.5 (the "Payment Fund"). The Payment Fund shall be invested by the Paying Agent as directed by Parent. Nothing contained in this Section 1.7, and no investment losses resulting from the investment of the Payment Fund, shall diminish the rights of the stockholders of the Company to receive the Merger Consideration in accordance with the terms of this Agreement. To the extent there are losses resulting from the investment of the Payment Fund as directed by Parent, or the amount in the Payment Fund for any reason (including Dissenting Shares losing their status as such) is less than the amount required to promptly pay the Merger Consideration in accordance with the terms of this Agreement, Parent shall replace, restore or add to the cash in the Payment Fund to ensure the prompt payment of the Merger Consideration to the stockholders of the Company in accordance with the terms of this Agreement.

            (b)   Promptly after the Effective Time (and in any event within five Business Days), the Paying Agent will mail to the Persons who were record holders of Company Stock Certificates or Uncertificated Shares immediately prior to the Effective Time: (i) a letter of transmittal in customary form reasonably acceptable to the Company and containing such customary provisions as Parent may reasonably specify (including a provision confirming that delivery of Company Stock Certificates or transfer of Uncertificated Shares shall be effected, and risk of loss and title to Company Stock Certificates or Uncertificated Shares shall pass, only upon proper delivery of such Company Stock Certificates or transfer of the Uncertificated Shares to the Paying Agent); and (ii) instructions for use in effecting the surrender of Company Stock Certificates or transfer of Uncertificated Shares in exchange for Merger Consideration. Upon surrender of a Company Stock Certificate to the Paying Agent for exchange or receipt of an "agent's message" by the Paying Agent in connection with the transfer of an Uncertificated Share, together with the delivery of a duly executed letter of transmittal and such other documents as may be reasonably required by the Paying Agent or Parent: (A) the holder of such Company Stock Certificate or Uncertificated Shares shall be entitled to receive in exchange therefor the cash consideration that such holder has the right to receive pursuant to the provisions of Section 1.5, in full satisfaction of all rights pertaining to the shares of Company Common Stock formerly represented by such Company Stock Certificate or Uncertificated Shares; and (B) the Company Stock Certificate or Uncertificated Shares so surrendered or transferred shall be canceled. In the event of a transfer of ownership of any shares of Company Common Stock which are not registered in the transfer records of the Company, payment of Merger Consideration may be made to a Person other than the holder in whose name the Company Stock Certificate formerly representing such shares or Uncertificated Shares is registered if: (1) any such Company Stock Certificate shall be properly endorsed or otherwise be in proper form for transfer; and (2) such holder shall have paid any fiduciary or surety bonds and any transfer or other similar Taxes required by reason of the payment of such Merger Consideration to a Person other than such holder (or shall have established to the reasonable satisfaction of Parent that such bonds and Taxes have been paid or are not applicable). Until surrendered or transferred as contemplated by this Section 1.7(b), each Company Stock Certificate and each Uncertificated Share shall be deemed, from and after the Effective Time, to represent only the right to receive Merger Consideration as contemplated by Section 1.5. If any Company Stock Certificate shall have been lost, stolen or destroyed, Parent may, in its discretion and as a condition precedent to the payment of any Merger Consideration with respect to the shares of Company Common Stock previously represented by such Company Stock Certificate, require the owner of such lost, stolen or destroyed Company Stock Certificate to provide an appropriate affidavit and to deliver a bond (in such sum as Parent may direct) as indemnity against any claim that may be made against the Paying Agent, Parent, Merger Sub or the Surviving Corporation with respect to such Company Stock Certificate. No interest shall be paid or will accrue on any Merger Consideration payable to holders of Company Stock Certificates or Uncertificated Shares.

            (c)   Any portion of the Payment Fund that remains undistributed to former holders of shares of Company Common Stock as of the date that is 360 days after the date on which the Merger becomes effective shall be delivered to Parent upon demand, and any former holders of shares of Company Common Stock who have not theretofore surrendered their Company Stock Certificates or transferred their Uncertificated Shares in accordance with this Section 1.7 shall thereafter look only to Parent for satisfaction of their claims for Merger Consideration.

            (d)   Each of the Paying Agent, Parent, Merger Sub and the Surviving Corporation shall be entitled to deduct and withhold from any consideration payable or otherwise deliverable pursuant to this Agreement to any holder or former holder of Company Common Stock or any Company Equity Award such amounts as may be required to be deducted or withheld from such consideration under the Code or any provision of state, local or foreign Tax law or under any other applicable Legal Requirement. To the extent such amounts are so deducted or withheld and paid over to the appropriate Tax authority, such amounts shall be treated for all purposes under this Agreement as having been paid to the Person to whom such amounts would otherwise have been paid.

            (e)   If any Company Stock Certificate has not been surrendered, or any Uncertificated Share has not been transferred, by the earlier of: (i) the fifth anniversary of the date on which the Merger becomes effective; and (ii) the date immediately prior to the date on which the cash amount that such Company Stock Certificate or Uncertificated Share represents the right to receive would otherwise escheat to or become the property of any Governmental Body, then such cash amount shall, to the extent permitted by applicable Legal Requirements, become the property of the Surviving Corporation, free and clear of any claim or interest of any Person previously entitled thereto.

            (f)    None of Parent, Merger Sub, the Surviving Corporation or the Paying Agent shall be liable to any holder or former holder of Company Common Stock or to any other Person with respect to any Merger Consideration delivered to any public official pursuant to any applicable abandoned property law, escheat law or similar Legal Requirement.

          1.8    Dissenting Shares.

            (a)   Notwithstanding anything to the contrary contained in this Agreement, shares of Company Common Stock held by a holder who has made a proper demand for appraisal of such shares of Company Common Stock in accordance with Section 262 of the DGCL and who has otherwise complied with all applicable provisions of Section 262 of the DGCL (any such shares being referred to as "Dissenting Shares" until such time as such holder fails to perfect or otherwise loses such holder's appraisal rights under Section 262 of the DGCL with respect to such shares) shall not be converted into or represent the right to receive Merger Consideration in accordance with Section 1.5, but shall be entitled only to such rights as are granted by the DGCL to a holder of Dissenting Shares.

            (b)   If any Dissenting Shares shall lose their status as such (through failure to perfect or otherwise), then, effective as of the later of the Effective Time and the date of loss of such status, such shares shall be deemed automatically to have been converted into and shall represent only the right to receive Merger Consideration in accordance with Section 1.5, without interest thereon, upon surrender of the Company Stock Certificate representing such shares or, if such shares are Uncertificated Shares, upon the transfer of such Uncertificated Shares, in each case in compliance with Section 1.7.

            (c)   The Company shall give Parent: (i) prompt notice of any demand for appraisal received by the Company prior to the Effective Time pursuant to the DGCL, any withdrawal of any such demand and any other demand, notice or instrument delivered to the Company prior to the Effective Time pursuant to the DGCL; and (ii) the opportunity to participate in and direct all negotiations and proceedings with respect to any such demand, notice or instrument. The Company shall not make any payment or settlement offer prior to the Effective Time with respect to any such demand, notice or instrument unless Parent shall have given its prior written consent to such payment or settlement offer.

          1.9    Further Action.     If, at any time after the Effective Time, any further action, consistent with the terms of this Agreement, is determined by Parent or the Surviving Corporation to be necessary or desirable to carry out the purposes of this Agreement or to vest the Surviving Corporation with full right, title and possession of and to all rights and property of Merger Sub and the Company, the officers and directors of the Surviving Corporation and Parent shall be fully authorized (in the name of Merger Sub, in the name of the Company and otherwise) to take such action.

        SECTION 2.    REPRESENTATIONS AND WARRANTIES OF THE COMPANY

          The Company represents and warrants to Parent and Merger Sub as follows (it being understood that the representations and warranties contained in this Section 2 are subject to: (a) the exceptions and disclosures set forth in the Disclosure Schedule; and (b) the disclosures in any Company SEC Report filed with the SEC at least three Business Days before the date of this Agreement (but (i) without giving effect to any amendment thereto filed with the SEC thereafter, (ii) excluding any disclosure contained under the heading "Risk Factors," any disclosure of risks included in any "forward-looking statements" disclaimer and any other statement or other disclosure that is similarly predictive or forward-looking (it being understood and agreed that any historical factual information contained within such disclosures shall not be excluded) and (iii) excluding any Company SEC Reports that are not publicly available on the SEC's Electronic Data Gathering Analysis and Retrieval System ("EDGAR") on the date that is three Business Days before the date of this Agreement)):

          2.1    Subsidiaries; Due Organization; Etc.

            (a)   Part 2.1(a) of the Disclosure Schedule contains an accurate and complete list, as of the date of this Agreement, of the name and jurisdiction of organization of each Subsidiary of the Company. Neither the Company nor any of the other Acquired Companies owns any capital stock of, or any equity interest of any nature in, any other Entity, other than another Acquired Company. None of the Acquired Companies has at any time been a general partner of or otherwise been liable for any of the debts or other obligations of any general partnership, limited partnership or other Entity (other than another Acquired Company).

    None of the Acquired Companies has agreed or is obligated to make, or is bound by any Contract under which it may become obligated to make, any future investment in or capital contribution to any other Entity.

            (b)   Each of the Acquired Companies is duly organized, validly existing and in good standing (in jurisdictions that recognize the concept of good standing) under the laws of the jurisdiction of its organization and has all necessary power and authority: (i) to conduct its business in the manner in which its business is currently being conducted; (ii) to own and use its assets in the manner in which its assets are currently owned and used; and (iii) to perform its obligations under all Contracts by which it is bound. Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, each of the Acquired Companies is qualified to do business as a foreign entity, and is in good standing (in jurisdictions that recognize the concept of good standing), under the laws of all jurisdictions where the nature of its business requires such qualification.

          2.2    Certificate of Incorporation and Bylaws.     The Company has Made Available to Parent accurate and complete copies of the certificate of incorporation, bylaws and other charter and organizational documents of the Company and each of its Significant Subsidiaries, including all amendments thereto. The Company has Made Available to Parent accurate and complete copies of: (a) the charters of all committees of the Company's board of directors; (b) each code of conduct or similar policy adopted by any of the Acquired Companies or by the board of directors (or similar governing body), or any committee of the board of directors (or similar governing body), of any of the Acquired Companies; and (c) the approved minutes of the meetings and other proceedings (including any actions taken by written consent or otherwise without a meeting) of the holders of equity securities and board of directors or similar governing body (and to the extent applicable, each committee thereof) of each of the Acquired Companies for the period from December 31, 2018 through the date of this Agreement. The approved minutes of the meetings and other proceedings (including any actions taken by written consent or otherwise without a meeting) of the board of directors (and to the extent applicable, each committee thereof) of the Company have been Made Available to Parent and are complete (subject to redactions solely with respect to discussions of the Contemplated Transactions or other similar strategic transactions, and not with respect to any other matter). No Acquired Company is in violation of any of the provisions of the certificate of incorporation or bylaws (or equivalent charter and organizational documents) of such Entity.

          2.3    Capitalization, Etc.

            (a)   The authorized capital stock of the Company consists of: (i) 100,000,000 shares of Company Common Stock, of which 30,512,075 shares have been issued and are outstanding as of the close of business on February 14, 2020 (the "Capitalization Date"); and (ii) 5,000,000 shares of preferred stock, $0.0001 par value per share, of which no shares have been issued or are outstanding. The Company does not hold any shares of its capital stock in its treasury. All of the outstanding shares of Company Common Stock have been duly authorized and validly issued, and are fully paid and nonassessable. There are no shares of Company Common Stock held by any of the Acquired Companies. There is no Company Contract relating to the voting or registration of, or restricting any Person from purchasing, selling, pledging or otherwise disposing of (or from granting any option or similar right with respect to), any shares of Company Common Stock. None of the Acquired Companies is under any obligation, or is bound by any Contract (other than the Indenture) pursuant to which it may become obligated, to repurchase, redeem or otherwise acquire any outstanding shares of Company Common Stock or other securities.

            (b)   As of the Capitalization Date: (i) 1,924,547 shares of Company Common Stock are subject to issuance pursuant to Company Options; (ii) 547,514 shares of Company Common Stock are reserved for future issuance pursuant to the Company's 2015 Employee Stock Purchase Plan (the "ESPP"); (iii) (A) 2,003,556 shares of Company Common Stock are subject to issuance and/or delivery pursuant to Company RSUs; and (B) up to 265,467 shares of Company Common Stock are subject to issuance and/or delivery pursuant to Company PSUs, assuming achievement of applicable performance criteria at maximum levels; (iv) no shares of restricted Company Common Stock are outstanding; (v) no shares of Company Common Stock are subject to stock appreciation rights, whether granted under the Company Equity Plans or otherwise; (vi) no Company Equity Awards are outstanding other than those granted under the Company Equity Plans; and (vii) 1,101,899 shares of Company Common Stock are reserved for future issuance pursuant to future awards not yet granted under the Company Equity Plans. Part 2.3(b) of the Disclosure Schedule accurately sets forth the following information with respect to each Company Equity Award outstanding as of the Capitalization Date: (1) the Company Equity Plan (if any) pursuant to which such Company Equity Award was granted; (2) the name of the holder of such Company Equity Award; (3) the number of shares of Company Common Stock subject to such Company Equity Award (including, for Company Equity Awards subject to performance-based vesting requirements, both the target and the maximum number of shares of Company Common Stock); (4) the exercise price (if any) of such Company Equity Award; (5) the date on which such Company Equity Award was granted; (6) the applicable vesting schedule, and the extent to which such Company Equity Award is vested and/or exercisable; (7) the date on which such Company Equity Award expires; (8) if such Company Equity Award is a Company Option, whether it is intended to qualify as an "incentive stock option" (as defined in the Code) or a non-qualified stock option; (9) if such Company Equity Award is a Company RSU or Company PSU, whether such Company RSU or Company PSU is subject to Section 409A of the Code and the regulations and guidance thereunder ("Section 409A"); (10) if such Company Equity Award is a Company RSU or Company PSU, the dates on which shares of Company Common Stock are scheduled to be delivered, if different from the applicable vesting schedule; and (11) whether the vesting of such Company Equity Award would be accelerated, in whole or in part, as a result of the Merger or any of the other Contemplated Transactions, alone or in combination with any termination of employment or other event. The Company has Made Available to Parent accurate and complete copies of all equity-based plans or, if not granted under an equity plan, such other Contract, pursuant to which any stock options, stock appreciation rights, restricted stock units, deferred stock units or restricted stock awards (including all outstanding Company Equity Awards, whether payable in equity, cash or otherwise) are currently outstanding, and the forms of all stock option, stock appreciation right, restricted stock unit, deferred stock unit and restricted stock award agreements evidencing such stock options, stock appreciation rights, restricted stock units, deferred stock units or restricted stock awards (whether payable in equity, cash or otherwise). The exercise price of each Company Option is no less than the fair market value of a share of Company Common Stock as determined on the date of grant of such Company Option. All grants of Company Equity Awards were recorded on the Company's financial statements (including any related notes thereto) contained in the Company SEC Reports in accordance with GAAP, and no grants of any Company Options involved any "back dating," "forward dating" or similar practices with respect to the effective date of grant (whether intentionally or otherwise).

            (c)   Part 2.3(c) of the Disclosure Schedule sets forth the following information with respect to each Warrant outstanding as of the date of this Agreement: (i) the name of the holder of such Warrant; (ii) the total number of shares of Company Common Stock that are subject to such Warrant and the number of shares of Company Common Stock with respect to which such Warrant is immediately exercisable; (iii) the date on which such Warrant was issued and the term of such Warrant; and (iv) the exercise price per share of Company Common Stock purchasable under such Warrant. The Company has Made Available to Parent an accurate and complete copy of each Warrant.

            (d)   Except as set forth in Part 2.3(b) and Part 2.3(c) of the Disclosure Schedule, there is no: (i) outstanding equity-based compensation award, subscription, option, call, warrant or right (whether or not currently exercisable) to acquire any shares of the capital stock or other securities of any of the Acquired Companies; (ii) outstanding security, instrument or obligation that is or may become convertible into or exchangeable for any shares of the capital stock or other securities of any of the Acquired Companies, other than the Convertible Notes; (iii) stockholder rights plan (or similar plan commonly referred to as a "poison pill") or Contract (other than the Indenture) under which any of the Acquired Companies is or may become obligated to sell or otherwise issue any shares of its capital stock or any other securities; or (iv) condition or circumstance that would reasonably be expected to support a successful claim by any Person to the effect that such Person is entitled to acquire or receive any shares of capital stock or other securities of any of the Acquired Companies.

            (e)   As of the date of this Agreement, there was outstanding $80,500,000 aggregate principal amount of Convertible Notes.

            (f)    All outstanding shares of Company Common Stock, Company Equity Awards and other securities of the Acquired Companies have been issued and granted, as applicable, in compliance with: (i) all applicable securities laws and other applicable Legal Requirements; and (ii) all requirements set forth in applicable Contracts, except for immaterial non-compliance.

            (g)   All of the outstanding shares of capital stock of each of the Company's Subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable and free of preemptive rights, with no personal liability attaching to the ownership thereof, and are owned beneficially and of record by the Company, free and clear of any Encumbrances.

          2.4    SEC Filings; Financial Statements.

            (a)   The Company has Made Available to Parent accurate and complete copies of all registration statements, proxy statements, Certifications (as defined below) and other statements, reports, schedules, forms and other documents filed by the Company with the SEC since January 1, 2018, and all amendments thereto (the "Company SEC Reports"). All statements, reports, schedules, forms and other documents required to have been filed by the Company or any of its officers with the SEC have been so filed on a timely basis. None of the Company's Subsidiaries is required to file any documents with the SEC. As of the time it was filed with the SEC (or, if amended or superseded by a filing prior to the date of this Agreement, then on the date of such filing): (i) each of the Company SEC Reports complied in all material respects with the applicable requirements of the Securities Act, the Exchange Act and the Sarbanes-Oxley Act (as the case may be); and (ii) none of the Company SEC Reports contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. With respect to each annual report on Form 10-K and each quarterly report on Form 10-Q included in the Company SEC Reports, as of the date of such filings, the principal executive officer and principal financial officer of the Company made all certifications required by (and in compliance with) Rules 13a-14 and 15d-14 under the Exchange Act and Sections 302 and 906 of the Sarbanes-Oxley Act (each such required certification, a "Certification"). For purposes of this Agreement, (A) "principal executive officer" and "principal financial officer" shall have the meanings given to such terms in the Sarbanes-Oxley Act and (B) the term "file" and variations thereof shall be broadly construed to include any manner in which any document or information is furnished, supplied or otherwise made available to the SEC. As of the date of this Agreement, there are no unresolved comments issued by the staff of the SEC with respect to any of the Company SEC Reports. As of the date of this Agreement, to the Knowledge of the Company, none of the Company SEC Reports is the subject of any ongoing review by the SEC.

            (b)   The consolidated financial statements (including any related notes) contained or incorporated by reference in the Company SEC Reports: (i) complied as to form in all material respects with the published rules and regulations of the SEC applicable thereto as of the date thereof; (ii) were prepared in all material respects in accordance with GAAP applied on a consistent basis throughout the periods covered (except as may be indicated in the notes to such financial statements or, in the case of unaudited financial statements, as permitted by Form 10-Q of the SEC, and except that the unaudited financial statements may not contain footnotes and are subject to normal and recurring year-end adjustments that, individually or in the aggregate, will not be material in amount); and (iii) fairly present in all material respects the consolidated financial position of the Company and its consolidated subsidiaries as of the respective dates thereof and the consolidated results of operations and cash flows of the Company and its consolidated subsidiaries for the periods covered thereby. No financial statements of any Person other than the Acquired Companies are required by GAAP to be included in the consolidated financial statements of the Company.

            (c)   The Acquired Companies maintain a system of internal accounting controls sufficient to provide reasonable assurance that: (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Since January 1, 2018, the Company has not had (I) any significant deficiency or material weakness in the design or operation of its internal control over financial reporting that is reasonably likely to adversely affect the Company's ability to record, process, summarize and report financial information or (II) any fraud, whether or not material, that involves management or any other employee who has (or has had) a significant role in the Company's internal control over financial reporting.

            (d)   The Acquired Companies maintain disclosure controls and procedures required by Rule 13a-15 or 15d-15 under the Exchange Act. Such disclosure controls and procedures are effective to ensure that all material information concerning the Acquired Companies is made known on a timely basis to the individuals responsible for the preparation of the Company's filings with the SEC and other public disclosure documents. The Company is in material compliance with the applicable listing and other rules and regulations of the NASDAQ Capital Market and, since January 1, 2018, has not received any notice from the NASDAQ Capital Market asserting any non-compliance with such rules and regulations.

            (e)   The Company has Made Available to Parent accurate and complete copies of the documentation creating or governing all securitization transactions and "off-balance sheet arrangements" (as defined in Item 303(c) of Regulation S-K under the Exchange Act) effected by any of the Acquired Companies since January 1, 2016.

            (f)    The Company is in compliance in all material respects with the provisions of the Sarbanes-Oxley Act applicable to it. No Acquired Company has outstanding, or has arranged any outstanding, "extension of credit" to any director or executive officer within the meaning of Section 402 of the Sarbanes-Oxley Act.

            (g)   Since January 1, 2018, there have been no changes in any of the Company's accounting policies or in the methods of making accounting estimates or changes in estimates that, individually or in the aggregate, are material to the Company's financial statements (including, any related notes thereto) contained in the Company SEC Reports, except as described in the Company SEC Reports or except as may have been required by any regulatory authority. The reserves reflected in such financial statements have been determined and established in accordance with GAAP and have been calculated in a consistent manner.

          2.5    Absence of Changes.

            (a)   Between December 31, 2018 and the date of this Agreement there has not been any Material Adverse Effect.

            (b)   Between September 30, 2019 and the date of this Agreement, (i) each Acquired Company has conducted its business in the ordinary course in all material respects, in substantially the same manner as previously conducted and (ii) none of the Acquired Companies has taken any action, or authorized, approved, committed, agreed or offered to take any action, that if taken during the Pre-Closing Period would require Parent's consent under Section 4.2(b)(i), (iv) , (v), (vi), (x), (xi), (xii), (xv), (xvi) or (xx).

          2.6    Title to Assets.     Except for Intellectual Property Rights (which are addressed in Section 2.8 below), the Acquired Companies own, and have good and valid title to, all assets purported to be owned by them that are material, including: (a) all assets reflected on the Company Balance Sheet that are material (except for inventory sold or otherwise disposed of in the ordinary course of business since the date of the Company Balance Sheet); and (b) all other assets reflected in the books and records of the Acquired Companies as being owned by the Acquired Companies. All of such assets that are material are owned by the Acquired Companies free and clear of any Encumbrances, except for Permitted Encumbrances.

          2.7    Real Property; Equipment; Leasehold.

            (a)   None of the Acquired Companies owns any real property or any interest in real property. Part 2.7(a) of the Disclosure Schedule sets forth an accurate and complete description of each real property lease, sublease, license or occupancy agreement pursuant to which any of the Acquired Companies leases, subleases, licenses or occupies real property from any other Person with an annual base rent greater than $100,000 (the "Leases"). (All real property leased, subleased or licensed to the Acquired Companies pursuant to a Lease, including all buildings, structures, fixtures and other improvements leased, subleased or licensed to the Acquired Companies, are referred to as the "Leased Real Property".) The Acquired Companies have valid and subsisting leasehold interests in and to all of the Leased Real Property, except where the failure to have such interest would not, individually or in the aggregate, reasonably be expected to be material to the Acquired Companies, taken as a whole. Except as would not, individually or in the aggregate, reasonably be expected to be material to the Acquired Companies, taken as a whole, all of the Leases are valid and in full force and effect, have not been modified, amended or supplemented, in writing or otherwise, and all rents, additional rents and other amounts due pursuant to each Lease have been paid, and to the Knowledge of the Company, there is no default or event which, with the passage of time, the giving of notice or both, would become a default by any party under any Lease. The Company has Made Available to Parent accurate and complete copies of all Leases.

            (b)   Except as would not reasonably be expected to be, individually or in the aggregate, material to the Acquired Companies, taken as a whole, no Acquired Company has made any alterations, additions or improvements to the Leased Real Property that are required to be removed at the termination of the applicable lease term. The present use and operation of the Leased Real Property is authorized by, and is in material compliance with, all applicable zoning, land use, building, fire, health, labor, safety and health laws and other Legal Requirements. There is no pending or, to the Knowledge of the Company, threatened Legal Proceeding that challenges or adversely affects, or would challenge or adversely affect, the continuation of any Acquired Company's present use or operation of any Leased Real Property. To the Knowledge of the Company, there is no existing plan or study by any Governmental Body or any other Person that challenges or otherwise adversely affects the continuation of any Acquired Company's present use or operation of any Leased Real Property. As of the date of this Agreement, the Company has not received any written notice of any condemnation proceedings relating to any Leased Real Property and, to the Knowledge of the Company, no condemnation proceedings relating to any Leased Real Property are pending or threatened.

            (c)   There are no subleases, licenses, occupancy agreements or other contractual obligations that grant the right of use or occupancy of any of the Leased Real Property to any Person other than the Acquired Companies, and there is no Person in possession of any of the Leased Real Property other than the Acquired Companies.

            (d)   All material items of equipment and other tangible assets owned by or leased to the Acquired Companies (including the Leased Real Property) are adequate for the uses to which they are being put, are in good and safe condition and repair (ordinary wear and tear excepted) and are adequate for the conduct of the businesses of the Acquired Companies in the manner in which such businesses are currently being conducted.

          2.8    Intellectual Property.

            (a)   Each of the Acquired Companies has Made Available to Parent its current dockets with respect to each item of Registered IP in which any Acquired Company has (or purports to have) an ownership interest in any field or territory, and such dockets accurately identify, to the extent applicable: (i) the jurisdiction in which such item of Registered IP has been registered or filed and the applicable application, registration or serial number and date; and (ii) the record owner and, if different, the legal owner and beneficial owner (and if any other Person has an ownership interest in such item of Registered IP, the nature of such ownership interest).

            (b)   Part 2.8(b)(i) of the Disclosure Schedule accurately identifies each material Company Inbound License that includes an annual payment by an Acquired Company of at least $200,000 or includes a license of Intellectual Property or Intellectual Property Rights incorporated or embodied in or distributed or made available with any Company Product but, in each case, excluding (A) proprietary information, confidentiality and invention assignment agreements and consulting agreements entered into with Company Associates in the ordinary course of business and consistent with past practice; (B) Contracts with End Customers, Supply Chain Customers, distributors, resellers and sales agents of any Acquired Company where the license granted to the Acquired Company is ancillary to the main purpose of such Contract; and (C) licenses for Intellectual Property incorporated into application specific integrated circuits designed or made by an Acquired Company and for a specific customer and for which an Acquired Company has not made payments of $200,000 or more in the two years preceding the date of this Agreement. Part 2.8(b)(ii) of the Disclosure Schedule accurately identifies each material Company Outbound License that includes an annual payment to any Acquired Company of at least $500,000 (or $750,000 in the case of Contracts with End Customers of the Company's application specific integrated circuit business), is with any Major

    Customer, or includes any exclusive license, or any right to manufacture any Company IP or Company Product, or any right to sell, distribute and/or resell any Company IP or any Company Product in a Contract that is material to the Company's business, but, in each case, excluding Contracts entered into with a vendor, supplier, or service provider where the outbound non-exclusive license to use Company-Owned IP is ancillary to the main purpose of such Contract. Part 2.8(b)(iii) of the Disclosure Schedule accurately identifies each material Company Patent License.

            (c)   The Acquired Companies exclusively own all right, title and interest in and to all material Company-Owned IP and all material Intellectual Property Rights in the Company Products (other than Intellectual Property and Intellectual Property Rights licensed to the Acquired Companies by a third party), free and clear of any Encumbrances, except for Permitted Encumbrances. Without limiting the generality of the foregoing: (i) all documents and instruments necessary to perfect the rights of the Acquired Companies in the Company-Owned IP that is Registered IP have been validly executed, delivered and filed in a timely manner with the appropriate Governmental Body (except where the applicable Acquired Company made a reasonable business decision to not maintain an item of Registered IP); (ii) each Person who is or was involved in the creation, contribution or development of any material Intellectual Property or Intellectual Property Rights in the course of that Person's work with or otherwise for any Acquired Company has validly and irrevocably assigned to an Acquired Company all such Intellectual Property and Intellectual Property Rights and is bound by confidentiality provisions protecting such Intellectual Property and Intellectual Property Rights, and to the extent not assignable by law, has granted a waiver of such Person's moral rights and other non-assignable rights in and to such Intellectual Property and Intellectual Property Rights, as applicable; (iii) no Governmental Body, university, college, or other educational institution or research center has or purports to have any ownership in, or rights to, any material Company-Owned IP or any Company Product; (iv) each Acquired Company has taken reasonable steps to maintain the confidentiality of its trade secrets and other confidential information, and, to the Knowledge of the Company, since January 1, 2018, there has been no material violation, infringement or unauthorized access or disclosure of the foregoing; (v) (A) none of the Acquired Companies: (1) is or has been a member or promoter of, made any submission or contribution to, or is subject to any Contract with, any forum, consortium, patent pool, standards body or similar Person (each, a "Standards Organization") that would obligate any Acquired Company to grant or offer a license or other right to, or otherwise impair its control of, any material Company-Owned IP; or (2) has received a request in writing from any Person for any license or other right to any material Company-Owned IP in connection with the activities of or any participation in any Standards Organization; and (B) no material Company-Owned IP is subject to any commitment that would require the grant of any license or right to any Person or otherwise limit any Acquired Company's control of any material Company-Owned IP or has been, is or was required to be, identified by an Acquired Company or, to the Knowledge of the Company, any other Person as essential to any Standards Organization or any standard promulgated by any Standards Organization; and (vi) to the Knowledge of the Company, the Acquired Companies own or otherwise have sufficient rights in, and after the Closing the Surviving Corporation will continue to own and otherwise have sufficient rights in, all Intellectual Property Rights necessary to conduct the business of the Acquired Companies as currently conducted.

            (d)   All Company-Owned IP and Axon IP that is Registered IP is subsisting, and to the Knowledge of the Company, valid and enforceable. Without limiting the generality of the foregoing: (i) with respect to each item of Company-Owned IP that is Registered IP, all necessary: (A) fees, payments and filings have been timely submitted to the relevant Governmental Body or domain name registrar; and (B) other actions have been timely taken, in the case of each of clauses "(A)" and "(B)," to maintain each such item of Company-Owned IP that is Registered IP in full force and effect; and (ii) no Legal Proceeding is pending or, to the Knowledge of the Company, threatened, in which the ownership, scope, validity or enforceability of any Company-Owned IP is being or would reasonably be expected to be contested or challenged.

            (e)   Neither the execution, delivery or performance of this Agreement nor the consummation of any of the Contemplated Transactions will, with or without notice or lapse of time, result in, or give any other Person the right or option to cause or declare, any of the following (including if a Consent is required to avoid any of the following): (i) a loss of, or Encumbrance on, any material Company-Owned IP; (ii) a breach of or default under or termination of any Company Inbound License, Company Outbound License or Company Patent License; (iii) the grant, assignment or transfer to any other Person of any license or other right or interest under, in or to any Company-Owned IP or any Company Product or Intellectual Property Rights owned by Parent, the Surviving Corporation or any of their Affiliates or the satisfaction of any condition as a result of which any Person would be permitted to exercise any license or other right or interest under, in or to any Company-Owned IP or Intellectual Property Right owned by Parent, the Surviving Corporation or any of their Affiliates; (iv) Parent, the Surviving Corporation or any of their Affiliates being bound by, or subject to, any exclusivity commitment, non-competition agreement or other limitation or restriction on the operation of their respective businesses or the use, exploitation, assertion or enforcement of Intellectual Property or Intellectual Property Rights anywhere in the world; (v) a reduction of any royalties or other payments that an Acquired Company would otherwise be entitled to with respect to any Company-Owned IP or any Company Product; or (vi) Parent, the Surviving Corporation or any of their Affiliates being obligated to pay any material royalties or other similar amounts to any Person in excess of those payable by the Acquired Companies prior to the Closing.

            (f)    No Acquired Company has ever infringed, misappropriated or otherwise violated or made unlawful use (directly, contributorily, by inducement or otherwise) of any Intellectual Property or Intellectual Property Right of any other Person, and none of the Company Products or the conduct of the business of any Acquired Company infringes, violates or makes unlawful use of any Intellectual Property or Intellectual Property Right of any other Person, and no Company Product contains any Intellectual Property misappropriated from any other Person, in each case in any material way or in a manner that would create a material liability for any of the Acquired Companies. Without limiting the generality of the foregoing: (i) no infringement, misappropriation, unlawful use or similar claim or Legal Proceeding is pending or, to the Knowledge of the Company, threatened against any Acquired Company or against any other Person who is or may be entitled to be indemnified, defended, held harmless or reimbursed by any Acquired Company with respect to such claim or Legal Proceeding; and (ii) in the period beginning on January 1, 2018 and ending on the date of this Agreement, no Acquired Company has received any written notice or, to the Knowledge of the Company, other communication relating to any actual, alleged or suspected infringement, misappropriation, violation or unlawful use by any Company Product, or by any Acquired Company, of any Intellectual Property or Intellectual Property Right of another Person, including: (A) any letter or other communication asserting infringement, misappropriation, violation or unlawful use or threatening litigation, or suggesting or offering that any Acquired Company obtain a license to any Intellectual Property or Intellectual Property Right of another Person and implying or suggesting that any Acquired Company has been or is infringing, misappropriating, violating or making unlawful use of any such Intellectual Property or Intellectual Property Right; or (B) any letter or other communication requesting or demanding defense of, or indemnification with respect to, any infringement claim.

            (g)   Neither the execution, delivery or performance of this Agreement nor the consummation of any of the Contemplated Transactions will, or would reasonably be expected to, with or without notice or lapse of time, result in the delivery, license or disclosure of (or a requirement that any Acquired Company or other Person deliver, license, or disclose) any material Source Material for any Company Product or material Company-Owned IP to any escrow agent or other Person. No event has occurred or circumstance or condition exists that, with or without notice or lapse of time, will, or would reasonably be expected to, give rise to or serve as a basis for an obligation to deliver, license or disclose any material Source Material for any Company Product or material Company-Owned IP to any escrow agent or other Person, other than to a Company Associate who is subject to a confidentiality agreement with an Acquired Company with terms that reasonably protect such material Source Material for any Company Product or material Company-Owned IP.

            (h)   No material Company Software contains, is derived from, is distributed or made available with, or is being or was developed using Open Source Software in a manner such that the terms under which such Open Source Software is licensed impose or purport to impose a requirement or condition that an Acquired Company grant a license under or to, or refrain from asserting or enforcing, its Intellectual Property Rights or that any other material Software included in the material Company-Owned IP or any Company Product, or part thereof, be: (i) disclosed, distributed or made available in source code form; (ii) licensed for the purpose of making modifications or derivative works; or (iii) redistributable at no or minimal charge. Each Acquired Company has at all times complied with, and is currently in compliance with, all of the licenses, conditions, and other requirements applicable to Open Source Software.

            (i)    The Acquired Companies' receipt, collection, monitoring, maintenance, creation, transmission, transfer, use, processing, analysis, disclosure, storage, disposal and security of Protected Information has complied, and complies with, in all material respects: (i) each Company Contract; (ii) applicable Information Privacy and Security Laws; and (iii) applicable policies and procedures adopted by the Acquired Companies relating to Protected Information.

            (j)    The Acquired Companies have adopted, and are and have been in compliance, in all material respects, with, commercially reasonable policies and procedures that apply to the Acquired Companies with respect to privacy, data protection, processing, security and the collection and use of Protected Information gathered or accessed in the course of the operations of the Acquired Companies.

            (k)   Each Acquired Company appropriately protects the confidentiality, integrity and security of its Protected Information and its IT Systems against any unauthorized use, access, interruption, modification or corruption. Each Acquired Company has implemented and maintains a commercially reasonable information security program that: (i) complies, in all material respects, with all Information Privacy and Security Laws and prevailing industry standards; (ii) identifies material internal and external risks to the security of any proprietary or confidential information in its possession, including Protected Information and the rights and freedoms of the subjects of that Protected Information; (iii) monitors and protects Protected Information and all IT Systems against any unauthorized use, access, interruption, modification or corruption, in each case in conformance with Information Privacy and Security Laws; (iv) implements, monitors and maintains reasonable and appropriate administrative, organizational, technical and physical safeguards to control such risks described in clauses "(ii)" and "(iii)" above; and (v) maintains incident response and notification procedures in compliance with applicable Information Privacy and Security Laws, including in the case of any breach of security compromising Protected Information. Each Acquired Company is taking, and has at all times taken, commercially reasonable steps to ensure that any Protected Information collected or handled by authorized third parties acting on behalf of such Acquired Company provides similar safeguards, in each case, in compliance in all material respects with applicable Information Privacy and Security Laws.

            (l)    Each Acquired Company has taken reasonable measures to secure all Company Technology prior to selling, distributing, deploying or making it available and has made patches and updates to such Company Technology in accordance with best industry standards. Without limiting the generality of the foregoing, each Acquired Company has performed penetration tests and vulnerability scans of all Company Technology and those tests and scans were conducted in accordance with best industry standards. Each vulnerability identified by any such tests or scans has been fully remediated. No Company Technology contains any listening or recording device of which the user or customer is not made aware, "back door," "drop dead device," "time bomb," "Trojan horse," "virus," or "worm" (as such terms are commonly understood in the software industry), software routine, disabling codes or instructions or other vulnerabilities, faults or any other code designed or intended to have, or capable of performing, any of the following functions: (i) disrupting, disabling, harming or otherwise impeding in any manner the operation of, or providing unauthorized access to, Protected Information, information processed by Company Technology, or a computer system or network or other device on which such code is stored or installed; or (ii) damaging or destroying any data or file without the user's consent.

            (m)  There has been no data security breach of any IT System owned or controlled by or on behalf of any Acquired Company, or unauthorized acquisition, access, use or disclosure of any Protected Information, owned, transmitted, used, stored, received or controlled by or on behalf of any of the Acquired Companies. In each of the past five calendar years, each Acquired Company has performed a security risk assessment in accordance with best industry standards and addressed and fully remediated all threats and deficiencies identified in those security risk assessments.

            (n)   The collection, storage, processing, transfer, sharing and destruction of Protected Information in connection with the Contemplated Transactions, and the execution, delivery and performance of this Agreement and the Contemplated Transactions, complies, in all material respects, with each of the Acquired Companies' applicable privacy notices and policies and with all applicable Information Privacy and Security Laws. Each Acquired Company will continue to have at least the same rights to use, process and disclose Protected Information after the Closing as such Acquired Company had before the Closing.

          2.9    Material Contracts.

            (a)   Part 2.9(a) of the Disclosure Schedule identifies, as of the date of this Agreement, each of the following Company Contracts:

                (i)  any Contract: (A) that is an employment agreement with, or agreement for the performance of services by, any Company Associate (other than (1) offer letters or employment agreements providing for employment that is terminable "at will" or pursuant to a statutorily prescribed notice period; and (2) service agreements that are terminable on 60 days' notice or less, in the case of each of clauses "(1)" and "(2)", in the applicable form used by the Company in the ordinary course of business); (B) pursuant to which any of the Acquired Companies is or may become obligated to make or provide any severance, termination, change in control or similar payment or benefit to any Company Associate (other than pursuant to a statutorily prescribed notice period); or (C) pursuant to which any of the Acquired Companies is or may become obligated to make any special bonus or similar payment (other than payments constituting base salary, wages, or incentive compensation made in the ordinary course of business) in excess of $25,000 to any Company Associate;

               (ii)  any Contract (excluding the Company Equity Plans and the agreements evidencing Company Equity Awards thereunder), any of the benefits of which will be triggered or increased, or the vesting of any of the benefits of which will be accelerated, by the consummation of any of the Contemplated Transactions or the value of any of the benefits of which will be calculated on the basis of any of the Contemplated Transactions (either alone or in connection with a previous or subsequent termination of employment or service in combination therewith);

             (iii)  any collective bargaining, union or works council agreement;

              (iv)  any Contract relating to the acquisition, sale or disposition of any business unit, material Company-Owned IP or product line, or the development of any material Company-Owned IP or any other material Intellectual Property or Intellectual Property Rights developed for the benefit of any Acquired Company by a third party entity, in each case, other than (1) offer letters or employment agreements providing for employment that is terminable "at will" or pursuant to a statutorily prescribed notice period; (2) service agreements that are terminable on 60 days' notice or less, in the case of each of clauses "(1)" and "(2)", in the form used by the Company in the ordinary course of business; and (3) Contracts providing for payment of less than $50,000 per annum;

               (v)  any Contract that provides for indemnification of any Company Associate;

              (vi)  any Contract: (A) involving a material joint venture, strategic alliance, strategic partnership or sharing of profits or revenue or similar agreement (other than a non-exclusive Contract with a Supply Chain Customer or sales agent or representative entered into in the ordinary course of business and consistent with past practice); or (B) for any capital expenditure in excess of $100,000;

             (vii)  any Contract relating to the joint development or joint ownership of any material Intellectual Property or Intellectual Property Rights (other than (1) offer letters or employment agreements providing for employment that is terminable "at will" or pursuant to a statutorily prescribed notice period; (2) service agreements that are terminable on 60 days' notice or less, in the case of each of clauses "(1)" and "(2)", in the form used by the Company in the ordinary course of business; and (3) Contracts providing for payment of less than $50,000 per annum);

            (viii)  any Contract: (A) relating to the disposition or acquisition by any Acquired Company of any assets (other than dispositions of inventory and non-exclusive licenses, in each case in the ordinary course of business consistent with past practice) or any business (whether by merger, sale or purchase of assets, sale or purchase of stock or equity ownership interests or otherwise) for consideration in excess of $500,000 individually or $1,000,000 in the aggregate for all such Contracts; or (B) pursuant to which any Acquired Company will acquire any interest, or will make an investment, in any other Person, other than another Acquired Company;

              (ix)  any Contract imposing any restriction in any material respect on the right or ability of any Acquired Company: (A) to engage in any line of business or compete with, or provide any service to, any other Person or in any geographic area; (B) to acquire any material product or other asset or any service from any other Person, sell any product or other asset to or perform any service for any other Person, or transact business or perform services for any other Person; or (C) to develop, sell, supply, license, distribute, offer, support or service any product or any Intellectual Property or other asset to or for any other Person.

               (x)  any Contract that: (A) grants exclusive rights to license, market, sell or deliver any product or service of any Acquired Company; (B) contains any "most favored nation" or similar provision in favor of the counterparty; (C) contains a right of first refusal, first offer or first negotiation or any similar right with respect to a material asset owned by an Acquired Company; or (D) provides for a "sole source" relationship or contains any provision that by its terms requires the purchase of all or a specified portion of an Acquired Company's requirements from any third party;

              (xi)  any mortgage, indenture, guarantee, loan, credit agreement, security agreement or other Contract relating to the borrowing of money or extension of credit, in each case, in excess of $100,000, other than: (A) accounts receivable and accounts payable; and (B) loans to or guarantees of obligations of direct or indirect wholly owned Subsidiaries of the Company, in each case, arising or provided in the ordinary course of business consistent with past practice;

             (xii)  any Contract: (A) that creates any obligation under any interest rate, currency or commodity derivative or hedging transaction; or (B) pursuant to which any Acquired Company creates or grants a material Encumbrance on any of its properties or other assets, other than a Permitted Encumbrance;

           (xiii)  any Contract with a Major Customer or Major Supplier that has not been fully performed, other than a purchase order for the sale or purchase of products or services in the ordinary course of business under which the Acquired Companies have made or received payments of less than $750,000 in aggregate;

            (xiv)  any Contract providing for outsourcing, contract manufacturing, testing, assembly or fabrication, as applicable, of any product, technology or service of an Acquired Company under which any of the Acquired Companies has made or received (or must make or, as of the date of this Agreement, expect to receive) payments in excess of $100,000 in aggregate in either 2020 or 2019, other than a purchase order for the sale or purchase of products or services in the ordinary course of business under which the Acquired Companies have made or received payments of less than $750,000 in aggregate;

             (xv)  any Contract that by its terms provided for the payment or delivery of cash or other consideration by or to any Acquired Company in an amount or having a value in excess of $500,000 in the aggregate in 2019 (or $750,000 in the aggregate in 2019 in the case of Contracts with End Customers of the Company's application specific integrated circuit business), other than (A) a purchase order for the sale or purchase of products or services in the ordinary course of business under which the Acquired Companies have made or received payments of less than $750,000 in aggregate; (B) employment agreements entered into in the ordinary course of business and consistent with past practice; (C) commercially available "shrink wrap" or similar licenses for "off-the-shelf" software; and (D) Contracts disclosed under Parts 2.8(b)(i) - (iii) and Part 2.9(a)(xiii) of the Disclosure Schedule;

            (xvi)  any settlement, conciliation or similar Contract: (A) that materially restricts or imposes any material obligation on any Acquired Company or materially disrupts the business of any of the Acquired Companies as currently conducted; or (B) that would require any of the Acquired Companies to pay consideration valued at more than $100,000 in the aggregate after the date of this Agreement;

           (xvii)  any Contract that contains an epidemic failure, epidemic defect, recall or other similar or extraordinary remedy in favor of the counterparty for any defect, error or failure of any product, part or component thereof;

          (xviii)  any material Government Contract;

            (xix)  any Contract (other than a Contract evidencing any Company Equity Award on the form or forms used by the Company in the ordinary course of business and Made Available to Parent): (A) relating to the acquisition, issuance, voting, registration, sale or transfer of any security; (B) providing any Person with any preemptive right, right of participation, right of maintenance or any similar right with respect to any security; or (C) providing any of the Acquired Companies with any right of first refusal or similar right with respect to, or right to repurchase or redeem, any security;

             (xx)  any Contract involving any vendor managed inventory, consignment or other arrangement in which an Acquired Company has responsibility for maintaining inventory levels on products, parts or components delivered to the counterparty; and

            (xxi)  any other Contract, if a breach of such Contract could reasonably be expected to have or result in a Material Adverse Effect.

    For purposes of this Agreement, Company Contracts of the type required to be set forth in Part 2.9(a) of the Disclosure Schedule, each "material contract" (as such term is defined in Item 601(b)(10) of Regulation S-K of the Securities Act) each Lease, and each Contract disclosed (or required to be disclosed) in Parts 2.8(b)(i)-(iii) of the Disclosure Schedule, in each case in effect as of the date of this Agreement, shall be deemed to constitute a "Material Contract." The Company has Made Available to Parent an accurate and complete copy of each Material Contract.

            (b)   Each Company Contract that constitutes a Material Contract is valid and in full force and effect, and is enforceable in accordance with its terms, subject to the Enforceability Exceptions, other than those Company Contracts that have expired pursuant to their terms. None of the Acquired Companies, and, to the Knowledge of the Company, no other Person, has materially violated or breached, or committed any material default under, any Material Contract (or, to the Knowledge of the Company, any other Contract). To the Knowledge of the Company, no event has occurred, and no circumstance or condition exists, that (with or without notice or lapse of time) could reasonably be expected to: (i) result in a material violation or breach of any of the provisions of any Company Contract; (ii) give any Person the right to declare a material default or exercise any material remedy under any Company Contract; (iii) give any Person the right to receive or require a rebate, chargeback, penalty or change in delivery schedule under any Company Contract; (iv) give any Person the right to accelerate the maturity or performance of any Material Contract; or (v) give any Person the right to cancel, terminate or modify any Company Contract that constitutes a Material Contract. In the period beginning January 1, 2019 and ending on the date of this Agreement, none of the Acquired Companies has received any written notice or, to the Knowledge of the Company, other communication regarding any actual violation or breach of, or default under, any Material Contract.

          2.10    Company Products.

            (a)   No Acquired Company (other than, with respect to clause "(ii)" only, S3 ASIC Semiconductor Limited) is obligated to, and no Acquired Company has indicated that it would (i) provide any recipient of any Company Product or prototype (or any other Person) with any upgrade, improvement or enhancement of a Company Product or prototype, other than a product warranty or maintenance and support obligations provided in the ordinary course of business and consistent with past practice, or (ii) design or develop a new product, or a customized, improved or new version of a Company Product, for any other Person.

            (b)   Each Company Product sold, licensed, delivered, provided or otherwise made available by any Acquired Company or accepted by any customer of any of the Acquired Companies (i) conformed and complied in all material respects with all applicable Legal Requirements and (ii) was free of any material design defect, manufacturing or construction defect or other defect or deficiency at the time it was sold, licensed, delivered, provided or otherwise made available, other than any defect that has not had and would not reasonably be expected to have an adverse effect, in any material respect, on such Company Product or the operation or performance thereof. No Company Product has ever been the subject of any recall or other similar action of any Governmental Body.

          2.11    Major Customers and Suppliers.

            (a)   Part 2.11(a) of the Disclosure Schedule sets forth an accurate and complete list of: (i)(A) the 10 largest End Customers of the non-volatile memory business of the Acquired Companies, (B) the 5 largest End Customers of the embedded systems business of the Acquired Companies, (C) the 5 largest End Customers of the application specific integrated circuits business of the Acquired Companies and (D) the 5 largest End Customers of the industrial integrated circuits business of the Acquired Companies, in each case determined on the basis of aggregate revenues recognized by the Acquired Companies over the year ended December 31, 2019; and (ii) the 12 largest Supply Chain Customers of the Acquired Companies, determined on the basis of aggregate revenues recognized by the Acquired Companies over the four consecutive fiscal quarter period ended December 31, 2019 (each of the Persons described in clauses "(i)" and "(ii)" being referred to as a "Major Customer"). As of the date of this Agreement, no Acquired Company has any pending material dispute with any Major Customer. As of the date of this Agreement, no Acquired Company has received any written notice or, to the Knowledge of the Company, other communication from any Major Customer to the effect that such Major Customer intends to terminate or materially modify any existing Contract with any of the Acquired Companies, including by materially changing the terms of, or materially reducing the scale of the business conducted with, any of the Acquired Companies. The Acquired Companies have satisfied all material commitments under each Contract with a Major Customer with respect to Company Products that are currently under development, including commitments relating to delivery schedules and product performance.

            (b)   Part 2.11(b) of the Disclosure Schedule sets forth an accurate and complete list of the 20 largest suppliers of the Acquired Companies, determined on the basis of aggregate purchases made by the Acquired Companies over the year ended December 31, 2019 (each such Person being referred to as a "Major Supplier"). No Acquired Company has any pending material dispute with any Major Supplier. As of the date of this Agreement, no Acquired Company has received any written notice or, to the Knowledge of the Company, other communication from any Major Supplier to the effect that such Major Supplier intends to terminate or materially modify any existing Contract with any of the Acquired Companies, including by materially changing the terms of, or materially reducing the scale of the business conducted with, the Acquired Companies.

          2.12    Liabilities.

            (a)   None of the Acquired Companies has any Liability of any nature, whether accrued, absolute, contingent, matured or unmatured or otherwise, other than: (i) liabilities reflected or reserved against in the Company Balance Sheet; (ii) liabilities that have been incurred by the Acquired Companies since the date of the Company Balance Sheet in the ordinary course of business and consistent with past practices; (iii) liabilities for performance of executory obligations of the Acquired Companies under Company Contracts (other than to the extent arising from a breach thereof by an Acquired Company); (iv) liabilities incurred in connection with the Contemplated Transactions; (v) liabilities described in Part 2.12(a) of the Disclosure Schedule; and (vi) liabilities that have not had and would not reasonably be expected to have a Material Adverse Effect.

            (b)   Part 2.12(b) of the Disclosure Schedule lists all indebtedness of the Acquired Companies for borrowed money outstanding as of the date of this Agreement in excess of $100,000 in the aggregate (other than any indebtedness owed to another Acquired Company).

          2.13    Compliance with Legal Requirements.

            (a)   Each of the Acquired Companies is, and has at all times since January 1, 2017 been, in compliance in all material respects with all applicable Legal Requirements. Since January 1, 2019, none of the Acquired Companies has received any written notice or, to the Knowledge of the Company, other communication from any Governmental Body or other Person regarding any actual or possible violation of, or failure to comply with, any Legal Requirement.

            (b)   Since January 1, 2015, none of the Acquired Companies, and no director, officer, other employee or agent or third party acting on behalf of any of the Acquired Companies, has directly or indirectly: (i) used any funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made, offered, or authorized any unlawful payment to any foreign or domestic government official or employee or to any foreign or domestic political party or campaign or violated any provision of any applicable anti-corruption or anti-bribery Legal Requirement, including the Foreign Corrupt Practices Act of 1977, as amended, the United Kingdom Bribery Act of 2010 and the Organization of Economic Cooperation and Development Convention on Combating Bribery of Foreign Public Officials in International Business Transactions; or (iii) made, offered or authorized any bribe, rebate, payoff, influence payment, kickback or other similar payment, in each case that would violate applicable Legal Requirements. For purposes of this Section 2.13(b), an "unlawful payment" shall include any transfer of funds or any other thing of value, such as a gift, transportation or entertainment, which transfer is contrary to applicable Legal Requirements, including any payment to a third party all or part of the proceeds of which is used for a corrupt payment. Since January 1, 2015, none of the Acquired Companies has been investigated, charged or prosecuted for any violation of any applicable Legal Requirement. Since January 1, 2015, none of the Acquired Companies has disclosed to any Governmental Body information that establishes or indicates that an Acquired Company violated or may have violated any Legal Requirement applicable to the Acquired Companies. Since January 1, 2017, to the Knowledge of the Company, no Acquired Company has received any whistleblower or similar complaints alleging conduct that would reasonably be expected to violate applicable Legal Requirements.

            (c)   Since January 1, 2015, each of the Acquired Companies: (i) has been and is in compliance with all U.S. Export and Import Laws and all applicable Foreign Export and Import Laws; and (ii) has prepared and timely applied for, and obtained and complied with, all licenses, registrations and other authorizations for export, re-export, deemed (re)export, transfer or import required in accordance with U.S. Export and Import Laws and Foreign Export and Import Laws for the conduct of its business.

            (d)   Since January 1, 2015, none of the Acquired Companies or any of their respective directors, officers, employees or agents: (i) is or has been a Person with whom transactions are prohibited or limited under any U.S. Export and Import Law or Foreign Export and Import

    Law or any Legal Requirement relating to economic sanctions or other applicable trade covenants, including those administered by OFAC, the Bureau of Industry and Security of the U.S. Department of Commerce, the United Nations Security Council, the European Union, Her Majesty's Treasury or any other similar Governmental Body; (ii) has violated or made a disclosure (voluntary or otherwise) regarding compliance with any U.S. Export and Import Law or Foreign Export and Import Law or other similar Legal Requirement; (iii) has engaged in any transaction or otherwise dealt directly or indirectly with the Crimea Region of Ukraine/Russia, Cuba, Iran, North Korea, Sudan or Syria with respect to any goods, software or services, or any other country against which the U.S. maintains an arms embargo if the transaction involved goods, software, services or technology controlled by ITAR; or (iv) has employed or is currently employing at any of its facilities any national of Cuba, Iran, North Korea, Sudan or Syria, or a person ordinarily resident in the Crimea region of Ukraine/Russia.

            (e)   None of the Acquired Companies has been cited or fined for failure to comply with any U.S. Export and Import Law or Foreign Export and Import Law, and no economic sanctions-related, export-related or import-related Legal Proceeding, investigation or inquiry is or has, to the Knowledge of the Company, been pending or, to the Knowledge of the Company, threatened against any Acquired Company or any officer or director of any Acquired Company (in his or her capacity as an officer or director of any Acquired Company) by or before (or, in the case of a threatened matter, that would come before) any Governmental Body.

            (f)    The Company is a TID U.S. business, as that term is defined at 31 C.F.R. § 800.248, solely because it produces, designs, tests, manufactures, fabricates, or develops one or more "critical technologies," as defined at 31 C.F.R. § 800.215, that are eligible for export, reexport, or transfer (in country) pursuant to License Exception ENC of the EAR (15 C.F.R. § 740.17).

          2.14    Governmental Authorizations.

            (a)   The Acquired Companies hold, and since January 1, 2018 have held, all material Governmental Authorizations, and have made all material filings required under applicable Legal Requirements, necessary to enable the Acquired Companies to conduct their respective businesses in the manner in which such businesses are currently being conducted and all such Governmental Authorizations are valid and in full force and effect. Each Acquired Company is, and at all times has been, in compliance in all material respects with the terms and requirements of such Governmental Authorizations. In the period beginning on January 1, 2019 and ending on the date of this Agreement, none of the Acquired Companies has received any written notice or, to the Knowledge of the Company, other communication from any Governmental Body regarding (i) any actual or possible violation of or failure to comply with any term or requirement of any material Governmental Authorization or (ii) any actual or possible revocation, withdrawal, suspension, cancellation, termination or modification of any material Governmental Authorization.

            (b)   Part 2.14(b) of the Disclosure Schedule lists each grant, incentive or subsidy provided or made available to or for the benefit of any of the Acquired Companies by any Governmental Body or otherwise as of the date of this Agreement. Each of the Acquired Companies is in compliance in all material respects with all of the terms and requirements of each grant, incentive or subsidy identified or required to be identified in Part 2.14(b) of the Disclosure Schedule. Neither the execution, delivery or performance of this Agreement nor the consummation of the Merger or any of the other Contemplated Transactions will (with or without notice or lapse of time) give any Person the right to revoke, withdraw, suspend, cancel, terminate or modify any grant, incentive or subsidy identified or required to be identified in Part 2.14(b) of the Disclosure Schedule.

          2.15    Tax Matters.     Except as could not reasonably be expected to have or result in a Material Adverse Effect:

            (a)   (i) each of the Tax Returns required to be filed by or on behalf of any Acquired Company with any Governmental Body with respect to any taxable period ending on or before the Closing Date (the "Acquired Company Returns"): (A) has been or will be filed on or before the applicable due date (including any extensions of such due date) to the extent such due date is prior to or on the Closing Date; and (B) has been, or will be when filed, accurate and complete and in compliance with all applicable Legal Requirements; and (ii) all Taxes for which the Acquired Companies are liable whether or not shown (or required to be shown) on a Tax Return for any taxable period ending on or before the Closing Date have been or will be timely paid or accrued (in accordance with GAAP) on or before the Closing Date, other than any Taxes that are being contested in good faith by the Acquired Companies;

            (b)   the Company Balance Sheet fully accrues all actual and contingent liabilities of the Acquired Companies for Taxes with respect to all periods through the date of this Agreement, except for liabilities for Taxes incurred since the date of the Company Balance Sheet in the ordinary course of the operation of the business of the Acquired Companies;

            (c)   no extension or waiver of the limitation period applicable to any of the Acquired Company Returns has been granted (by the Company or any other Person) and remains in effect;

            (d)   (i) no Tax audit, claim or Legal Proceeding is pending or has been threatened in writing against or with respect to any Acquired Company in respect of any Tax; (ii) there are no Encumbrances for Taxes upon any of the assets of any of the Acquired Companies except liens for current Taxes not yet due and payable or delinquent; and (iii) no written claim has ever been made by any Governmental Body in a jurisdiction where an Acquired Company does not file a Tax Return that it is or may be subject to taxation in that jurisdiction;

            (e)   no Acquired Company has constituted either a "distributing corporation" or a "controlled corporation" within the meaning of Section 355(a)(1)(A) of the Code in connection with a distribution of stock qualifying for tax-free treatment under Section 355 of the Code;

            (f)    no Acquired Company has any Liability for the Taxes of any Person (other than any other Acquired Company) under Treas. Reg. § 1.1502-6 (or any similar provision of any state, local or foreign Legal Requirement, including any arrangement for group or consortium relief or similar arrangement), or as a transferee or successor, by Contract or otherwise;

            (g)   none of the Acquired Companies is, or has ever been, a party to or bound by any Tax indemnity agreement, Tax sharing agreement, Tax allocation agreement or similar Contract (except for an agreement: (i) solely between the Acquired Companies; (ii) that will terminate as of Closing; or (iii) entered into in the ordinary course of business and not primarily related to the allocation or sharing of Taxes);

            (h)   the Acquired Companies have always complied with Section 482 of the Code and any similar provision of state, local or foreign Tax Legal Requirements relating to transfer pricing (including the maintenance of contemporaneous documentation and the preparation of all required transfer pricing reports);

            (i)    no Acquired Company has participated in, or is currently participating in, a "Listed Transaction" or a "Reportable Transaction" within the meaning of Treasury Regulation Section 1.6011-4(b)(2) or a similar transaction under any corresponding or similar Legal Requirement;

            (j)    the aggregate net Tax liability of the Acquired Companies under Section 965 of the Code as of December 31, 2018 was $0.00;

            (k)   no Acquired Company is subject to Tax in any jurisdiction other than its country of incorporation, organization or formation by virtue of having employees, a permanent establishment or any other place of business in such jurisdiction;

            (l)    none of the Acquired Companies will be required to include any material items of income in, or exclude any material items of deduction from, taxable income for a taxable period ending after the Closing as a result of: (i) any change in accounting method pursuant to Section 481 or 263A of the Code (or any comparable provision under state, local or foreign Tax Legal Requirements) as a result of transactions or events occurring, or accounting methods employed, prior to the Closing; (ii) deferred intercompany gain described in the Treasury Regulations under Section 1502 of the Code (or any similar provision of state, local or foreign Tax Legal Requirements) arising from any transaction that occurred prior to the Closing; (iii) any installment sale or open transaction that occurred prior to the Closing; (iv) any prepaid amount received outside the ordinary course of business prior to the Closing; or (v) any election under Section 108(i) of the Code made prior to the Closing; and

            (m)  each of the Acquired Companies has withheld from each payment or deemed payment made to each of its Company Associates, its past and present suppliers, creditors, stockholders and other third parties all Taxes and other deductions required to be withheld and has, within the time and in the manner required by applicable Legal Requirements, paid such withheld amounts to the proper Governmental Bodies and complied with all reporting and record retention requirements related to such Taxes.

          2.16    Employee and Labor Matters; Benefit Plans.

            (a)   The Company has Made Available to Parent a list (redacted to the extent required by applicable Legal Requirements) of all current employees of each of the Acquired Companies as of the date of this Agreement, which correctly reflects each such employee's: (i) date of hire; (ii) job title or position; (iii) current annual base salary or hourly wage rate; (iv) current year annual target bonus or commission amounts and actual bonus paid for the most recent year in which a bonus was paid; (v) any other compensation payable to them (including housing allowances, compensation payable pursuant to bonus, deferred compensation or commission arrangements or other compensation); (vi) any Governmental Authorizations that are held by them and that relate to or are used in connection with the business of any Acquired Company; (vii) any legally enforceable promises made to them with respect to changes or additions to their compensation or benefits; (viii) city and state or country of employment or service; (ix) employer or employing entity; (x) annual vacation or paid time off entitlement in days and any accrued and unpaid vacation pay or paid time off entitlements as of January 1, 2020; (xi) leave of absence status and expected date of return to active employment, if any; (xii) classification as exempt or non-exempt under the Fair Labor Standards Act or the applicable Legal Requirements of the jurisdiction where such employees are located; and (xiii) status as full-time, part-time, temporary or seasonal employees. The employment of each employee of an Acquired Company who performs services for such Acquired Company exclusively or primarily in the United States is terminable by such Acquired Company "at will" (and without penalty or Liability, whether in respect of severance payments and benefits or otherwise) and the employment of each employee of an Acquired Company who performs services for such Acquired Company exclusively or primarily outside the United States is terminable either "at will" or at the expiration of a statutory notice period as set forth in applicable local regulations or contained in a written Contract identified in Part 2.16(a) of the Disclosure Schedule.

            (b)   None of the Acquired Companies is or has ever been a party to, subject to, or under any obligation to bargain for, any collective bargaining agreement, works council, labor, union, voluntary recognition or similar agreement with respect to any Company Associate or other Contract with a labor organization, union, works council or similar entity representing any Company Associate, and there are no labor organizations, works council, employee associations or other collective bargaining representatives representing, purporting to represent or, to the Knowledge of the Company, seeking to represent any employee or Contract Worker of any of the Acquired Companies. As of the date of this Agreement, there are no organizing, election or other activities pending or, to the Knowledge of the Company, threatened by or on behalf of any union, works council, employee representative or other labor organization or group of employees with respect to any Company Associate. No trade union, council of trade unions, employee bargaining agency or affiliated bargaining agent holds bargaining rights with respect to any Company Associate by way of certification, interim certification, voluntary recognition or succession rights, or has applied or, to the Knowledge of the Company, threatened to apply to be certified as the bargaining agent of any Company Associate. No Acquired Company has ever agreed to recognize any labor union, works council or other collective bargaining representative. There is no union, works council, employee representative or other labor organization, which, pursuant to any applicable Legal Requirement, must be notified, consulted or with which negotiations need to be conducted in connection with any of the Contemplated Transactions. There has never been any unfair labor practice complaint or charge pending or, to the Knowledge of the Company, threatened, against any Acquired Company before the U.S. National Labor Relations Board or any similar body in the United States or any other country in which any Acquired Company has employees or performs services. To the Knowledge of the Company, no petition has been filed with the National Labor Relations Board or any similar agency requesting certification of a collective bargaining representative and no other union organizing efforts are pending or threatened. No Acquired Company has been the subject of a slowdown, strike, picketing, boycott, group work stoppage, labor dispute, attempt to organize or union organizing activity, or any similar activity or dispute affecting any of the Acquired Companies or any of their employees.

            (c)   The Company has Made Available to Parent a list which accurately sets forth, with respect to each individual who is a Contract Worker of any Acquired Company or has provided services as a Contract Worker since January 1, 2019:

                (i)  the name of such Contract Worker, the Acquired Company that has engaged such Contract Worker, location of service and country of engagement and the date on which such Contract Worker was originally engaged by such Acquired Company;

               (ii)  whether such Contract Worker is subject to a written Contract or is engaged through an agency or on a contingency basis;

             (iii)  a brief description of such Contract Worker's performance objectives, services, duties and responsibilities;

              (iv)  the aggregate dollar amount of the compensation (including all payments or benefits of any type) received by such Contract Worker from any Acquired Company with respect to services performed in the year ended December 31, 2019; and

               (v)  the terms of current compensation of such Contract Worker.

    Accurate and complete copies of all Contracts referred to in Section 2.16(c)(ii) for U.S. Contract Workers have been Made Available to Parent, and for non-U.S. Contract Workers will be Made Available to Parent within 30 days of the date hereof.

            (d)   Each Company Associate that is classified as a Contract Worker or other non-employee status or as an exempt or non-exempt employee, is properly characterized as such for all purposes (including: (x) for purposes of the Fair Labor Standards Act and similar applicable state, local, provincial and foreign Legal Requirements governing the payment of wages (including overtime and premium wages); (y) applicable Tax Legal Requirements; and (z) unemployment insurance and worker's compensation obligations), and the Acquired Companies have properly classified and treated each such individual in accordance with all applicable Legal Requirements and for purposes of all applicable Company Employee Plans and perquisites. No U.S.-based Contract Worker is eligible to participate in any Company Employee Plan, which is a health or welfare plan that relates to employees. None of the Acquired Companies has any Liability for any misclassification of any Company Associate as an independent contractor or any non-exempt employee as an exempt employee. Except as could not reasonably be expected to result in a Material Adverse Effect, none of the Acquired Companies has ever had any temporary, seasonal or leased employees that were not treated and accounted for in all respects as employees of such Acquired Company.

            (e)   No Person has claimed, or to the Knowledge of the Company, has a valid reason to claim, that any Company Associate: (i) is in violation of any material term of any employment Contract, patent disclosure agreement, noncompetition agreement, nonsolicitation agreement or any restrictive covenant with such Person; (ii) has disclosed or utilized any trade secret or proprietary information or documentation of such Person; or (iii) has interfered in the employment relationship between such Person and any of its present or former employees. To the Knowledge of the Company, no Company Associate has used or proposed to use any trade secret, information or documentation confidential or proprietary to any former employer or other Person for whom such individual performed services or violated any material term of any confidentiality agreement or similar Contract with any Person in connection with the development, manufacture or sale of any product or proposed product, or the development or sale of any service or proposed service, of any Acquired Company.

            (f)    Each Acquired Company is, and since January 1, 2015 has been, in compliance in all material respects with all applicable Legal Requirements respecting hiring practices, employment practices, terms and conditions of employment, wages, hours or other labor-related matters, including Legal Requirements relating to discrimination, equal pay, wages and hours, overtime, business expense reimbursements, labor relations, fair labor practices, leaves of absence, paid sick leave laws, work breaks, classification of employees (including exempt and independent contractor status), occupational health and safety, privacy, fair credit reporting, harassment, retaliation, disability rights and benefits, reasonable accommodation, equal employment, immigration, wrongful discharge or violation of personal rights including the Worker Adjustment and Retraining Notification Act (and any similar foreign, provincial, state or local statute or regulation) (the "WARN Act"). None of the Acquired Companies has effectuated a "plant closing," "termination," "relocation," or "mass layoff" as those terms are used in the WARN Act and similar laws or has become subject to any obligation under any applicable Legal Requirement or otherwise to notify or consult with, prior to or after the Effective Time, any Governmental Body or other Person with respect to the impact of the Contemplated Transactions. None of the Acquired Companies is a party to any Contract or subject to any Legal Requirement that restricts any Acquired Company from relocating, consolidating, merging or closing, in whole or in part, any portion of the business of such Acquired Company. Each of the Acquired Companies has in all material respects properly accrued in the ordinary course of business, and timely made all payments for, all wages, overtime, salaries, commissions, bonuses, fees and other compensation for any services performed, directly or indirectly, for any Acquired Company as of the date of this Agreement. None of the Acquired Companies has any Liability for any arrears of wages, salaries, overtime pay, premium pay, commissions, bonuses, benefits, severance pay or other amounts, including pursuant to any Contract, policy, practice or applicable Legal Requirement, or any Taxes or any penalty for failure to comply with any of the foregoing. None of the Acquired Companies has any material Liability for any payment to any trust or other fund governed by or maintained by or on behalf of any Governmental Body with respect to unemployment compensation benefits, worker's compensation, social security or other benefits or obligations (other than routine payments to be made in the ordinary course of business consistent with past practice). Each of the Acquired Companies maintains accurate and complete records in all material respects of all hours worked by each employee eligible for overtime compensation and compensates all employees in accordance with the requirements of the Fair Labor Standards Act and the applicable Legal Requirements of all jurisdictions where such Acquired Company maintains employees. Each of the Acquired Companies has always been in compliance with the requirements of the Immigration Reform Control Act of 1986 in all material respects, and each employee who requires permission and/or authorization to work in the jurisdiction in which they carry out their employment had at the time of hire current and appropriate permission and/or authorization to work in that jurisdiction. None of the Acquired Companies' employment policies or practices has ever been, or, to the Knowledge of the Company, is currently subject to any non-routine audit or any investigation by any Governmental Body.

            (g)   To the Knowledge of the Company, no allegation, complaint, charge or claim of sexual harassment, sexual assault, sexual misconduct, gender or sex discrimination, or retaliation (a "Sexual Misconduct Allegation") has been made against any person who is or was an officer, employee at the level of director or above, non-employee director, or manager of any Acquired Company in such person's capacity as such or, to the Knowledge of the Company, in any other capacity. As of the date of this Agreement, no Acquired Company has entered into any settlement agreement, tolling agreement, non-disparagement agreement, confidentiality agreement or non-disclosure agreement, or any Contract or provision similar to any of the foregoing, directly relating to any Sexual Misconduct Allegation against any Acquired Company or any person who is or was an officer, employee at the level of director or above, non-employee director, or manager of any Acquired Company.

            (h)   Part 2.16(h) of the Disclosure Schedule contains an accurate and complete list, as of the date of this Agreement, of each material Company Employee Plan and each material Company Employee Agreement (other than offer letters, contractor/consulting agreements and employment agreements entered into in the ordinary course of business that are materially consistent with the form agreements Made Available to Parent). None of the Acquired Companies has committed in writing to establish or enter into any new arrangement that would constitute a Company Employee Plan or Company Employee Agreement, or to materially modify any Company Employee Plan or Company Employee Agreement (except to conform any such Company Employee Plan or Company Employee Agreement to the requirements of any applicable Legal Requirements). The Company has Made Available to Parent, in each case, to the extent applicable: (i) accurate and complete copies of all documents setting forth the terms of each material Company Employee Plan (including, for the avoidance of doubt, all employee manuals and handbooks, disclosure materials, policy statements, employee acknowledgments (or standard form acknowledgments used), and other materials relating to employment with the Acquired Companies in effect as of the date of this Agreement) and each material Company Employee Agreement, including all amendments thereto and all related trust documents; (ii) the most recent summary plan description, together with summaries of the material modifications thereto, if any, required under ERISA with respect to each material Company Employee Plan; (iii) all trust agreements, insurance contracts and funding agreements; (iv) all discrimination tests required under the Code for each Company Employee Plan intended to be qualified under Section 401(a) of the Code for the most recent plan year; and (v) the most recent IRS determination or opinion letter issued with respect to each Company Employee Plan intended to be qualified under Section 401(a) of the Code. Notwithstanding the foregoing, the Company shall use its reasonable best efforts to set forth each material Foreign Plan on Part 2.16(h) of the Disclosure Schedule and to Make Available to Parent accurate and complete copies of such Foreign Plans, and within 30 days of the date hereof will provide Parent with an updated Part 2.16(h) of the Disclosure Schedule with respect to any material Foreign Plan not previously listed and Made Available to Parent and accurate and complete copies of such Foreign Plans.

            (i)    Each Company Employee Plan has been established, maintained and operated in all material respects in accordance with its terms and in compliance in all material respects with all applicable Legal Requirements, including ERISA and the Code. Any Company Employee Plan intended to be qualified under Section 401(a) of the Code and each trust intended to be qualified under Section 501(a) of the Code has obtained a favorable determination letter (or opinion letter, if applicable) as to its qualified status under the Code and, to the Knowledge of the Company, nothing has occurred since the date of the most recent determination that would reasonably be expected to adversely affect such qualification. Each Company Employee Plan intended to be tax qualified under applicable Legal Requirements is so tax qualified, and, to the Knowledge of the Company, no event has occurred and no circumstance or condition exists that could reasonably be expected to result in the disqualification of any such Company Employee Plan. No "prohibited transaction," within the meaning of Section 4975 of the Code or Sections 406 and 407 of ERISA, and not otherwise exempt under Section 408 of ERISA, has occurred with respect to any Company Employee Plan. Each Company Employee Plan can be amended, terminated or otherwise discontinued after the Closing in accordance with its terms, without material Liability to Parent, the Acquired Companies or any ERISA Affiliates (other than ordinary administration expenses). There is no non-routine audit, inquiry or Legal Proceeding pending or, to the Knowledge of the Company, threatened or reasonably anticipated by the IRS, DOL or any other Governmental Body with respect to any Company Employee Plan. None of the Acquired Companies or any ERISA Affiliate has ever incurred any material penalty or Tax with respect to any Company Employee Plan under Section 502(i) of ERISA or Sections 4975 through 4980 of the Code or any material penalty or Tax under applicable Legal Requirements. Each of the Acquired Companies and ERISA Affiliates have timely made all contributions and other payments required by and due under the terms of each Company Employee Plan, except as would not result in material Liability and, to the extent not yet due, such contributions and other payments have been adequately accrued in the consolidated financial statements (including any related notes) contained or incorporated by reference in the Company SEC Reports. Each Foreign Plan that is required to be registered or approved by any Governmental Body under applicable Legal Requirements has been so registered or approved.

            (j)    None of the Acquired Companies, and no ERISA Affiliate, has ever maintained, established, sponsored, participated in, or contributed to, or been obligated to contribute to or has any Liability in respect of, any: (i) Company Pension Plan subject to Title IV of ERISA or Section 412 of the Code; (ii) "multiemployer plan" within the meaning of Section (3)(37) of ERISA; or (iii) plan described in Section 413 of the Code. No Company Employee Plan is or has been funded by, associated with or related to a "voluntary employee's beneficiary association" within the meaning of Section 501(c)(9) of the Code. No Company Employee Plan subject to ERISA holds stock issued by the Company or any of its current ERISA Affiliates as a plan asset. The fair market value of the assets of each funded material Foreign Plan, the Liability of each insurer for any material Foreign Plan funded through insurance, or the book reserve established for any material Foreign Plan, together with any accrued contributions, is sufficient to procure or provide in full for the accrued benefit obligations, with respect to all current and former participants in such Foreign Plan according to the reasonable actuarial assumptions and valuations most recently used to determine employer contributions to and obligations under such Foreign Plan, and none of the Contemplated Transactions will cause any such assets or insurance obligations to be less than such benefit obligations.

            (k)   No Company Employee Plan or Company Employee Agreement provides (except at no cost to the Acquired Companies or any Affiliate of any Acquired Company), or reflects or represents any Liability of any of the Acquired Companies or any Affiliate of any Acquired Company to provide, post-termination or retiree life insurance, post-termination or retiree health benefits or other post-termination or retiree employee welfare benefits to any Person for any reason, except as may be required by COBRA or other applicable Legal Requirements.

            (l)    Except as set forth in Part 2.16(l) of the Disclosure Schedule, and except as expressly required or provided by this Agreement, neither the execution of this Agreement nor the consummation of the Contemplated Transactions will (either alone or in combination with another event, whether contingent or otherwise): (i) result in any payment (whether of bonus, change in control, retention, severance pay or similar payment), acceleration, forgiveness of indebtedness, vesting, distribution, increase in benefits or obligation to fund benefits with respect to any Company Associate pursuant to any Company Employee Plan or Company Employee Agreement; or (ii) create any limitation or restriction on the right of any Acquired Company to merge, amend or terminate any Company Employee Plan or Company Employee Agreement. Without limiting the generality of the foregoing, no amount payable to any Company Associate as a result of the execution and delivery of this Agreement or the consummation of any of the Contemplated Transactions (either alone or in combination with any other event) would be an "excess parachute payment" within the meaning of Section 280G or would be nondeductible under Section 280G of the Code. None of the Acquired Companies has any obligation to reimburse any Company Associate for any Taxes incurred by such Company Associate under Section 4999 of the Code.

            (m)  Except as listed on Part 2.16(m) of the Disclosure Schedule, each Company Employee Plan, Company Employee Agreement or other Contract between any Acquired Company and any Company Associate that is a "nonqualified deferred compensation plan" subject to Section 409A is and has at all times been administered in documentary and operational compliance with the requirements of Section 409A. No Acquired Company has any obligation to gross-up or otherwise reimburse any Company Associate for any tax incurred by such person pursuant to Section 409A.

          2.17    Environmental Matters.

            (a)   Each of the Acquired Companies is, and since January 1, 2015 has been, in compliance in all material respects with, and is not subject to any material Liability under, any applicable Environmental Law, including timely applying for, possessing, maintaining, and materially complying with the terms and conditions of all material Governmental Authorizations required under applicable Environmental Laws. None of the properties currently or, to the Knowledge of the Company, formerly owned, leased or operated by any of the Acquired Companies contains any Hazardous Materials in amounts exceeding the levels allowed by, requiring investigation or remediation under, or otherwise permitted by, applicable Environmental Laws and that would reasonably be expected to result in a material Liability of any Acquired Company.

            (b)   In the period beginning on January 1, 2019, or earlier for matters that remain unresolved, and ending on the date of this Agreement, none of the Acquired Companies has received any written notice or, to the Knowledge of the Company, other communication from any Person that alleges that any of the Acquired Companies is not in material compliance with, or has any material Liability under, any Environmental Law. Except as could not reasonably be expected to result in a Material Adverse Effect, there has been no Release at, on, under or from any Leased Real Property or any other property that is or was owned, operated or leased by any of the Acquired Companies or at any property or facility at which any Acquired Company has arranged for the transportation, disposal or treatment of Hazardous Materials.

            (c)   The Acquired Companies have Made Available to Parent copies of all material environmental assessments, Governmental Authorizations under applicable Environmental Laws, reports and audits obtained since January 1, 2017 in their possession or under their control that relate to the Acquired Companies' compliance with or any Liability under any Environmental Law or the environmental condition of any real property that any of the Acquired Companies currently or formerly has owned, operated, or leased.

          2.18    Insurance.     The Company has Made Available to Parent a copy of all material insurance policies and all material self-insurance programs and arrangements relating to the business, assets and operations of the Acquired Companies. Each of such insurance policies is in full force and effect, no written notice of default or termination has been received by any Acquired Company in respect thereof and all premiums due thereon have been paid in full. In the period beginning on January 1, 2019 and ending on the date of this Agreement, none of the Acquired Companies has received any written notice or, to the Knowledge of the Company, other communication regarding any actual or possible: (a) cancellation or invalidation of any insurance policy; (b) refusal of any coverage or rejection of any material claim under any insurance policy; or (c) material adjustment in the amount of the premiums payable with respect to any insurance policy.

          2.19    Legal Proceedings; Orders.

            (a)   There is no pending Legal Proceeding and, to the Knowledge of the Company, no Person has threatened in writing to commence any Legal Proceeding: (i) against any of the Acquired Companies or any of the assets owned or used by any of the Acquired Companies; or (ii) that challenges, or that would reasonably be expected to have the effect of preventing, delaying, making illegal or otherwise interfering with, the Merger or any of the Contemplated Transactions. None of the Legal Proceedings identified in Part 2.19(a) of the Disclosure Schedule has had or, if adversely determined, would reasonably be expected to have or result in, a Material Adverse Effect.

            (b)   There is no Order to which any of the Acquired Companies, or any of the assets owned or used by any of the Acquired Companies, is subject that would restrict the operations of the business of any Acquired Company or involve any material Liability to any Acquired Company. To the Knowledge of the Company, no officer or other key employee of any of the Acquired Companies is subject to any Order that prohibits such officer or such employee from engaging in or continuing any conduct, activity or practice relating to the business of any of the Acquired Companies.

          2.20    Authority; Binding Nature of Agreement.     The Company has the necessary corporate power and authority to enter into and to perform its obligations under this Agreement and to consummate the Contemplated Transactions, subject, in the case of the consummation of the Merger, only to the adoption of this Agreement by the Required Company Stockholder Vote. The Company's board of directors (at a meeting duly called and held) has: (a) unanimously determined that the Merger is advisable and fair to, and in the best interests of, the Company and its stockholders; (b) unanimously authorized and approved the execution, delivery and performance of this Agreement by the Company and unanimously approved the Merger; (c) unanimously recommended the adoption of this Agreement by the holders of Company Common Stock and directed that this Agreement be submitted for adoption by the Company's stockholders at the Company Stockholders' Meeting; and (d) to the extent necessary, adopted a resolution having the effect of causing the Company not to be subject to any state takeover law or similar Legal Requirement that might otherwise apply to the Merger or any of the other Contemplated Transactions. This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to the Enforceability Exceptions.

          2.21    Takeover Statutes; No Rights Plan.     The Company's board of directors has taken all actions necessary to ensure that the restrictions applicable to business combinations contained in Section 203 of the DGCL are, and will be, inapplicable to the execution, delivery and performance of this Agreement and the Support Agreements and to the consummation of the Merger and the other Contemplated Transactions. None of such actions by the Company's board of directors has been amended, rescinded or modified. There are no other "fair price," "moratorium," "control share acquisition," "business combination" or other similar anti-takeover statutes or regulations (each, a "Takeover Statute") applicable to, or purporting to be applicable to, this Agreement, any Support Agreement, any Acquired Company, the Merger or any of the other Contemplated Transactions, including any Takeover Statute that would limit or restrict Parent or any of its Affiliates from exercising its ownership of shares of Company Common Stock acquired in the Merger. The Company has no stockholder rights plan, "poison pill" or similar agreement or arrangement designed to have the effect of delaying, deferring or discouraging any Person from acquiring control of the Company.

          2.22    No Existing Discussions.     As of the date of this Agreement, none of the Acquired Companies, and no Representative of any of the Acquired Companies, is engaged, directly or indirectly, in any discussions or negotiations with any other Person relating to any Acquisition Proposal with respect to any Acquired Company.

          2.23    Vote Required.     The affirmative vote of the holders of a majority of the shares of Company Common Stock outstanding on the record date for the Company Stockholders' Meeting (the "Required Company Stockholder Vote") is the only vote of the holders of any class or series of the Company's capital stock necessary to adopt this Agreement and approve the Merger.

          2.24    Non-Contravention; Consents.     Neither the execution, delivery or performance of this Agreement nor the consummation of the Merger or any of the other Contemplated Transactions, will directly or indirectly (with or without notice or lapse of time):

            (a)   contravene, conflict with or result in a violation of (i) any of the provisions of the certificate of incorporation, bylaws or other charter or organizational documents of any of the Acquired Companies or (ii) any resolution adopted by the stockholders or equityholders, the board of directors (or similar governing body) or any committee of the board of directors (or similar governing body) of any of the Acquired Companies;

            (b)   assuming compliance with the matters referenced in the last sentence of this Section 2.24, and except as would not have a Material Adverse Effect, contravene, conflict with or result in a violation of, or give any Governmental Body or other Person the right to challenge the Merger or any of the other Contemplated Transactions or to exercise any remedy or obtain any relief under, any Legal Requirement or any Order to which any of the Acquired Companies, or any of the assets owned or used by any of the Acquired Companies, is subject;

            (c)   except as would not have a Material Adverse Effect, contravene, conflict with or result in a violation of any of the terms or requirements of, or give any Governmental Body the right to revoke, withdraw, suspend, cancel, terminate or modify, any Governmental Authorization that is held by any of the Acquired Companies or that otherwise relates to the business of any of the Acquired Companies or to any of the assets owned or used by any of the Acquired Companies;

            (d)   materially contravene, conflict with or result in a material violation or breach of, or result in a material default under, any provision of any Material Contract, or give any Person the right to: (i) declare a material default or exercise any material remedy under any Material Contract; (ii) a material rebate, chargeback, penalty or change in delivery schedule under any Material Contract; (iii) accelerate the maturity or performance of any Material Contract; or (iv) cancel, terminate or modify, in any material respect, any right, benefit, obligation or other term of any Material Contract;

            (e)   result in the imposition or creation of any Encumbrance upon or with respect to any asset owned or used by any of the Acquired Companies (except for liens that do not, individually or in the aggregate, adversely affect the value or use of such asset for its current and anticipated purposes in any material respect); or

            (f)    except as would not have a Material Adverse Effect, result in the disclosure or delivery to any escrow holder or other Person of any Source Material, or the transfer of any asset of any of the Acquired Companies to any Person.

  Except as may be required by the Exchange Act, the DGCL, the HSR Act, any foreign antitrust Legal Requirement, the DPA and the rules and regulations thereunder or any other Legal Requirement applicable to the CFIUS Approval, none of the Acquired Companies was, is or will be required to make any filing with or give any notice to, or to obtain any Consent from, any Person in connection with (x) the execution, delivery or performance of this Agreement or (y) the consummation of the Merger or any of the other Contemplated Transactions.

          2.25    Fairness Opinion.     The Company's board of directors has received the opinion of Cowen and Company, LLC ("Cowen"), financial advisor to the Company, to the effect that, as of the date of such opinion and based upon and subject to the assumptions, limitations, qualifications and other matters set forth therein, the Price Per Share to be received by the holders of shares of the Company Common Stock in the Merger is fair, from a financial point of view, to such holders, other than Parent and its Affiliates. The Company will provide a written copy of such opinion to Parent solely for informational purposes promptly following the date of this Agreement, and the Company has received the consent of Cowen to include such opinion in the Proxy Statement.

          2.26    Advisors' Fees.

            (a)   Except for Cowen, no broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the Merger or any of the other Contemplated Transactions based upon arrangements made by or on behalf of any of the Acquired Companies.

            (b)   As of the date of this Agreement, the aggregate amount of (i) all fees and expenses incurred by the Acquired Companies through the date of this Agreement in connection with the transactions contemplated by this Agreement in respect of any legal, tax, accounting, financial advisory and other advisory, transaction or consulting services, plus (ii) the full amount of any legal, tax, accounting, financial advisory or other similar fees that are contingent upon the occurrence of the Closing does not exceed the amount set forth in Part 2.26(b) of the Disclosure Schedule.

          2.27    Disclosure.    None of the information supplied or to be supplied by or on behalf of the Company for inclusion or incorporation by reference in the Proxy Statement will, at the time the Proxy Statement is mailed to the stockholders of the Company or at the time of the Company Stockholders' Meeting (or any adjournment or postponement thereof), contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading. The Proxy Statement will comply as to form in all material respects with the provisions of the Exchange Act and the rules and regulations promulgated by the SEC thereunder.

        SECTION 3.    REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB

        Parent and Merger Sub represent and warrant to the Company as follows:

          3.1    Due Organization.     Parent and Merger Sub are duly organized, validly existing and in good standing (in jurisdictions that recognize the concept of good standing) under the laws of the jurisdiction of their organization.

          3.2    Authority; Binding Nature of Agreement.     Parent and Merger Sub have all requisite power and authority to perform their obligations under this Agreement, and the execution, delivery and performance by Parent and Merger Sub of this Agreement have been duly authorized by all necessary corporate action on the part of Parent and Merger Sub, subject only to the adoption of this Agreement by Parent in its capacity as sole stockholder of Merger Sub. This Agreement has been duly executed and delivered by Parent and Merger Sub and constitutes the legal, valid and binding obligation of Parent and Merger Sub, enforceable against Parent and Merger Sub in accordance with its terms, subject to the Enforceability Exceptions.

          3.3    Non-Contravention; Consents.     Neither the execution and delivery of this Agreement by Parent and Merger Sub nor the consummation by Parent and Merger Sub of the Merger will: (a) conflict with or result in any breach of the certificate of incorporation, bylaws or other charter or organizational documents of Parent or Merger Sub; or (b) result in a violation by Parent or Merger Sub of any Legal Requirement or Order to which Parent or Merger Sub is subject, except for any violation that will not have a material adverse effect on Parent's ability to consummate the Merger. Except as may be required by the Securities Act, the Exchange Act, state securities or "blue sky" laws, the DGCL, the UK Companies Act 2006, the UK Financial Services and Markets Act 2000, the German Securities Trading Act (Wertpapierhandelsgesetz), the Market Abuse Regulation (2014/596/EU) and its implementing and delegated regulations, the HSR Act, any foreign antitrust Legal Requirement, the DPA and the rules and regulations thereunder or any other Legal Requirement applicable to the CFIUS Approval, neither Parent nor Merger Sub is required to make any filing with or give any notice to, or to obtain any Consent from, any Governmental Body in connection with: (i) the execution, delivery or performance by Parent or Merger Sub of this Agreement; or (ii) the consummation of the Merger or any of the other Contemplated Transactions by Parent or Merger Sub.

          3.4    Funding.    Parent has, and as of the Effective Time will have, sufficient cash to enable it to pay all amounts required to be paid pursuant to the terms of this Agreement.

          3.5    Disclosure.    None of the information supplied by or on behalf of Parent for inclusion in the Proxy Statement will, at the time the Proxy Statement is mailed to the stockholders of the Company or at the time of the Company Stockholders' Meeting (or any adjournment or postponement thereof), contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading.

        SECTION 4.    CERTAIN COVENANTS OF THE COMPANY

          4.1    Access and Investigation.

            (a)   During the Pre-Closing Period, the Company shall, and shall ensure that each of the other Acquired Companies and its and their respective Representatives: (i) provide Parent and Parent's Representatives with reasonable access to the Acquired Companies' Representatives, management, properties and assets and to all existing books, records, Tax Returns, work papers and other documents and information relating to the Acquired Companies upon reasonable advance notice during normal business hours of the Company and in such a manner as to not unreasonably interfere with the normal operation of the business of the Company; and (ii) provide Parent and Parent's Representatives with such copies of the existing books, records, Tax Returns, work papers and other documents and information relating to the Acquired Companies, and with such additional financial, operating and other data and information regarding the Acquired Companies, as Parent may reasonably request. Without limiting the generality of the foregoing, during the Pre-Closing Period, the Company shall promptly provide Parent, upon request, with copies of: (A) all material operating and financial reports prepared by the Acquired Companies for the Company's senior management; (B) any written materials or communications sent by or on behalf of the Company to its stockholders; (C) any notice, report or other document filed with or sent to any Governmental Body on behalf of any of the Acquired Companies in connection with the Merger or any of the other Contemplated Transactions; and (D) any material notice, report or other document received by any of the Acquired Companies from any Governmental Body. Notwithstanding the foregoing: (1) nothing in this Section 4.1 shall require any Acquired Company or its Representatives to disclose any information to Parent or Parent's Representatives if such disclosure would: (x) violate any applicable Legal Requirement; (y) jeopardize the attorney-client privilege or similar legal privilege applicable to such information; or (z) violate any confidentiality agreement with a third party to which any Acquired Company is a party as of the date of this Agreement; and (2) if any Acquired Company does not provide or cause its Representatives to provide such access or such information in reliance on clause "(1)" above, the Company shall: (aa) promptly (and in any event within two Business Days) provide a written notice to Parent stating that it is withholding such access or such information and stating the justification therefor; and (bb) use commercially reasonable efforts to provide the applicable information in a way that would not violate such Legal Requirement or confidentiality agreement or jeopardize such privilege.

            (b)   The Confidentiality Agreement (other than Sections 6 and 7 thereof) shall remain in full force and effect in accordance with its terms until the Effective Time, at which time the Confidentiality Agreement shall automatically terminate without further action. Sections 6 and 7 of the Confidentiality Agreement shall terminate upon the execution and delivery of this Agreement.

          4.2    Operation of the Company's Business.

            (a)   During the Pre-Closing Period, except (w) as may be required by applicable Legal Requirements, (x) with the prior written consent of Parent (which shall not be unreasonably withheld, conditioned or delayed), (y) as expressly required by this Agreement or (z) as set forth in Part 4.2(a) of the Disclosure Schedule: (i) the Company shall conduct, and shall ensure that each of the other Acquired Companies conducts, its business and operations, in all material respects, in the ordinary course and in accordance with past practices; (ii) the Company shall use commercially reasonable efforts to ensure that each of the Acquired Companies preserves intact its current business organization, keeps available the services of its current officers and other key employees and maintains its relations and goodwill with all suppliers, customers, landlords, creditors, licensors, licensees, employees and other Persons having business relationships with such Acquired Company; and (iii) the Company shall promptly notify Parent of the receipt of any notice or other communication from any Person alleging that the Consent of such Person is or may be required in connection with the Merger or any of the other Contemplated Transactions.

            (b)   During the Pre-Closing Period, except (w) as may be required by applicable Legal Requirements, (x) with the prior written consent of Parent, (y) as expressly required by this Agreement or (z) as set forth in Part 4.2(b) of the Disclosure Schedule, the Company shall not, and the Company shall ensure that the other Acquired Companies do not:

                (i)  declare, accrue, set aside or pay any dividend or make any other distribution (whether in cash, stock or otherwise) in respect of any shares of capital stock, or repurchase, redeem or otherwise reacquire any shares of capital stock or other securities (except for acquisitions of Company Common Stock in satisfaction of withholding obligations in respect of Company Equity Awards or payment of the exercise price in respect of Company Options or upon settlement of those certain Capped Call Transactions (as defined and described in the Company's Current Report on Form 8-K filed September 18, 2019) in accordance with the terms thereof);

               (ii)  sell, issue, grant or authorize the sale, issuance or grant of: (A) any capital stock or other security; (B) any option, stock appreciation right, restricted stock unit, deferred stock unit, market stock unit, performance stock unit, restricted stock award or other equity-based compensation award (whether payable in cash, stock or otherwise), call, warrant or right to acquire any capital stock or other security; or (C) any instrument convertible into or exchangeable for any capital stock or other security (except that (1) the Company may issue shares of Company Common Stock upon the valid exercise of, or the vesting or scheduled delivery of shares pursuant to, Company Equity Awards and Warrants, or the conversion of Convertible Notes, in each case in accordance with their terms and if outstanding as of the date of this Agreement or granted thereafter in compliance with this Agreement and (2) the Company may, subject to the limitations set forth in Part 4.2(b)(ii) of the Disclosure Schedule, grant to employees and contractors of the Acquired Companies in the ordinary course of business and consistent with past practices Company Options (having an exercise price equal to the fair market value of the Company Common Stock covered by such Company Option, determined as of the time of the grant of such Company Option) and Company RSUs under the Company Equity Plans, in each case containing no vesting acceleration provisions (other than such vesting acceleration provisions that are expressly contemplated by the Company Employee Agreements and Company Equity Plans in effect as of the date of this Agreement and Made Available to Parent or such vesting acceleration set forth in Part 2.9(a)(i)(B) of the Disclosure Schedule) and otherwise containing the Company's standard vesting schedules);

             (iii)  except as required by any Company Employee Plan or Company Employee Agreement in effect as of the date of this Agreement and Made Available to Parent or adopted or entered into in accordance with this Agreement, amend or waive any of its rights under, or accelerate the vesting under, any provision of any of the Company Equity Plans or any provision of any Contract evidencing any Company Equity Award, or otherwise modify any of the terms of any outstanding Company Equity Award, warrant or other security or any related Contract;

              (iv)  amend or permit the adoption of any amendment to its certificate of incorporation or bylaws or other charter or organizational documents, or effect or become a party to any liquidation, dissolution, merger, consolidation, share exchange, business combination, plan or scheme of arrangement, amalgamation, restructuring, recapitalization, reclassification of shares, stock split, reverse stock split, division or subdivision of shares, consolidation of shares or similar transaction;

               (v)  (A) form any Subsidiary or (B) acquire any equity interest or other interest in any other Entity;

              (vi)  make any capital expenditure or incur any obligation or liability in respect thereof in excess of the amount budgeted for such expenditure in the Company's capital expenditure budget as set forth in Part 4.2(b)(vi) of the Disclosure Schedule (except that the Acquired Companies may make unbudgeted capital expenditures that, when added to all other unbudgeted capital expenditures made by or on behalf of the Acquired Companies during a fiscal quarter, do not exceed $100,000 in the aggregate);

             (vii)  other than in the ordinary course of business and consistent with past practices: (A) enter into or become bound by, or permit any of the assets owned or used by it to become bound by, any Material Contract; or (B) renew, extend, amend or terminate, or expressly waive any material right or remedy under, any Material Contract;

            (viii)  enter into or become bound by any Contract imposing any material restriction on the right or ability of any Acquired Company: (A) to engage in any line of business or compete with, or provide services to, any other Person or in any geographic area; (B) to acquire any material product or other asset or any service from any other Person, sell any product or other asset to or perform any service for any other Person, or transact business or deal in any other manner with any other Person; or (C) to develop, sell, supply, license, distribute, offer, support or service any product or any Intellectual Property or other asset to or for any other Person;

              (ix)  enter into or become bound by any Contract that: (A) grants material and exclusive rights to license, market, sell or deliver any product of any Acquired Company; (B) contains any "most favored nation" or similar provision in favor of the other party; or (C) contains a right of first refusal, first offer or first negotiation or any similar right with respect to any asset owned by an Acquired Company that is material to the Acquired Companies, taken as a whole;

               (x)  (A) acquire, lease or license any right or other asset from any other Person (other than any license to any electronic design automation tools or any similar design Software); (B) enter into, renew, extend or amend any Contract relating to the license of any electronic design automation tools or other similar design Software from any other Person, other than: (1) entering into any such Contracts so long as payments by the Acquired Companies under all such Contracts do not exceed $50,000 in the aggregate in any year; (2) extensions of any such Contract for an extension term not to exceed six months; and (3) in the ordinary course of business, as is reasonably necessary to enable a reasonable number of the Company's Representatives to continue using such Software (for purposes of the clause "(3)", the term with respect to which may not exceed six months); (C) sell or otherwise dispose of, or lease or license, any right or other asset to any other Person; or (D) expressly waive or relinquish any material right, except in the case of clauses "(A)," "(C)" and "(D)" in the ordinary course of business and consistent with past practices;

              (xi)  make any pledge of any of its material assets or permit any of its material assets to become subject to any Encumbrance, except for Permitted Encumbrances or

      Encumbrances that do not, individually or in the aggregate, materially adversely affect the value or use of such property for its current and anticipated purposes;

             (xii)  (A) lend or advance money to any Person, other than routine travel advances made to service providers in the ordinary course of business, or (B) incur, assume, guarantee or prepay any indebtedness (directly, contingently, or otherwise), except that any Acquired Company may lend money to any other Acquired Company, or incur any indebtedness to any other Acquired Company, in each case in the ordinary course of business and consistent with past practice;

           (xiii)  except as required by a Company Employee Plan or Company Employee Agreement in effect as of the date of this Agreement and Made Available to Parent (or that will be Made Available within the time periods specified in Section 2.16 of this Agreement) or adopted or entered into in accordance with this Agreement, (A) enter into any collective bargaining agreement, works council agreement or other Contract with any employee representative body or (B) establish, adopt, enter into, amend or terminate any Company Employee Plan or Company Employee Agreement or any plan, practice, agreement, arrangement or policy that would be a Company Employee Plan or Company Employee Agreement if it was in existence on the date of this Agreement, pay, or make any new commitment to pay, any bonus, cash incentive payment or profit-sharing or similar payment to, or increase or make any commitment to increase the amount of the wages, salary, commissions, fringe benefits or other compensation or remuneration payable to, any of its directors, officers or other employees, in each case other than (1) as permitted pursuant to Section 4.2(b)(ii), (2) pursuant to arrangements entered into with newly hired or promoted employees at or below the level of director in the ordinary course of business and consistent with past practice (excluding arrangements which provide for any payment, or the acceleration or early vesting of any right or benefit or lapse of any restriction, in each case, as a result of or in connection with the Contemplated Transactions) and (3) severance payments and benefits pursuant to separation agreements entered into with employees at or below the level of director in the ordinary course of business and consistent with past practice, and provided that the Company (x) may provide routine salary and target bonus increases, as described in Part 4.2(b)(xiii) of the Disclosure Schedule, to employees at or below the level of director in the ordinary course of business and in accordance with past practices in connection with the Company's customary employee review process and (y) may, subject to the limitations set forth in Part 4.2(b)(xiii) of the Disclosure Schedule, make customary bonus payments consistent with past practices in accordance with existing bonus plans that have been Made Available to Parent (or will be Made Available within the time periods specified in Section 2.16 of this Agreement);

            (xiv)  (A) hire or terminate (other than for cause) any employee located in the United States at the level of director or above or with an annual base salary in excess of $200,000; (B) hire or terminate (other than for cause) any employee located outside the United States at the level of director or above or with an annual base salary in excess of $150,000; or (C) promote any employee to the level of director or above, in each case except in order to fill a position that is vacant or vacated after the date of this Agreement;

             (xv)  (A) change in any material respect: (1) other than in the ordinary course of business, any of its pricing policies, product return policies, product maintenance polices, service policies, product modification or upgrade policies, personnel policies or other business policies; or (2) other than as required by GAAP, any of its methods of accounting or accounting practices, including with respect to its financial accounting for

      Taxes; (B) other than in the ordinary course of business, offer any discount, rebate, strategic buy or Contract or purchase order modification to any customer or distributor that has the effect of selling products to a distributor or reseller in excess of such distributor or reseller's demand in a particular quarter; or (C) write down any of its material assets in excess of $50,000 in the aggregate, except for depreciation and amortization in accordance with GAAP or in the ordinary course of business consistent with past practice;

            (xvi)  (A) adopt any material method or make any material Tax election (or allow any Tax election previously made to expire) that is inconsistent with the past practices of the Company in respect of the positions taken, elections made or methods used in preparing or filing Tax Returns with respect to periods ending prior to the Closing (including positions, elections or methods that would have the effect of deferring income to periods ending after the Closing Date or accelerating deductions to periods ending on or before the Closing Date) or revoke any material Tax election; (B) prepare or file any income or other material Tax Return or amend any income or other material Tax Return inconsistent with past practices; (C) settle or otherwise compromise any material claim, dispute, notice, audit report or assessment relating to Taxes, enter into, cancel or modify any closing agreement or similar agreement relating to Taxes, or surrender any material claim for a refund of Taxes; (D) request any ruling, closing agreement or similar guidance with respect to Taxes; or (E) incur any material liability for Taxes other than in the ordinary course of business;

           (xvii)  (A) commence any Legal Proceeding, except with respect to routine collection matters in the ordinary course of business and consistent with past practices or against Parent or Merger Sub under this Agreement; or (B) settle any Legal Proceeding or other material claim, other than pursuant to a settlement that does not involve: (1) any admission of wrongdoing; or (2) any liability or other obligation on the part of any Acquired Company or that involves only the payment of money damages by the Acquired Companies not in excess of $250,000 in any individual settlement and $500,000 in the aggregate for all such settlements;

          (xviii)  take any action or fail to take any action, if such action or failure to take action would reasonably be expected to result in the loss, lapse, abandonment, invalidity or unenforceability of any Registered IP or other material Intellectual Property Rights or material Intellectual Property constituting Company-Owned IP or that would result in the termination of any license to Company IP;

            (xix)  convene any special meeting of the Company's stockholders, except in accordance with Section 5.2;

             (xx)  other than in the ordinary course of business, transfer or repatriate to the U.S. cash, cash equivalents or liquid short-term or long-term investments held outside the U.S. if any material U.S. withholding or income Taxes would be incurred in connection with such repatriation;

            (xxi)  become party to or approve or adopt any stockholder rights plan or "poison pill" agreement or similar takeover protection;

           (xxii)  cancel or terminate or allow to lapse without a commercially reasonable substitute policy therefor, or amend in any material respect or enter into, any material insurance policy, other than the renewal of existing insurance policies or entering into comparable substitute policies therefor; or

          (xxiii)  authorize, approve, agree, commit or offer to take any of the actions described in clauses "(i)" through "(xxii)" of this Section 4.2(b).

    Notwithstanding the foregoing, Parent will not unreasonably withhold, delay or condition its consent to the taking of: (1) any action prohibited by clause "(v)(A)", "(vi)," "(vii)," "(x)(A)," "(x)(C)," "(x)(D)," "(xi)," "(xii)(A)", "(xiv)," "(xv)(A)," "(xv)(C)", "(xvi)", "(xvii)(B)" or "(xxii)" above; or (2) any action prohibited by clause "(xxiii)" above (to the extent relating to clause "(v)(A)", "(vi)," "(vii)," "(x)(A)," "(x)(C)," "(x)(D)," "(xi)," "(xii)(A)", "(xiv)," "(xv)(A)," "(xv)(C)", "(xvi)", "(xvii)" or "(xxii)" above). If the Company expects to rely on clause "(w)" of this Section 4.2(b) to take, or permit any other Acquired Company to take, any action that would otherwise be prohibited by this Section 4.2(b), then at least three Business Days before such action is taken, the Company shall deliver a written notice to Parent stating that the Company intends to take or permit the taking of such action and specifying the Legal Requirement requiring the taking of such action. Parent acknowledges and agrees that nothing contained in this Agreement shall give Parent the right to control or direct, within the meaning of applicable antitrust Legal Requirements, the operations of the Company prior to the Effective Time.

            (c)   During the Pre-Closing Period, the Company, on the one hand, and Parent and Merger Sub on the other, shall promptly notify the other party in writing of any: (i) Legal Proceeding commenced or, to such party's Knowledge, threatened against any Acquired Company, Parent or any of Parent's Subsidiaries, as the case may be, that (A) in the case of the Company only, if pending on the date hereof, would have been required to have been disclosed in Part 2.19(a) of the Disclosure Schedule or (B) challenges, or that would reasonably be expected to have the effect of preventing, delaying or making illegal, the Merger or any of the other Contemplated Transactions; (ii) (A) in the case of the Company, event, condition, fact or circumstance that would make, or would reasonably be expected to make, the timely satisfaction of any of the conditions set forth in Section 6 impossible or that constitutes a Material Adverse Effect or (B) in the case of Parent, event, condition, fact or circumstance that would make, or would reasonably be expected to make, the timely satisfaction of any of the conditions set forth in Section 7 impossible; provided, however, that no such notification shall affect or be deemed to modify any representation or warranty of such party set forth herein or constitute an admission that the subject of such notification constitutes an inaccuracy of any such representation or warranty, or (iii) in the case of the Company, the obtaining of actual knowledge by any officer or director of the Company of any material breach of any covenant or obligation of the Company set forth in this Agreement. No notification given to Parent and Merger Sub or the Company pursuant to this Section 4.2(c) shall limit or otherwise affect any of the representations, warranties, covenants or obligations of the Company or Parent or Merger Sub, respectively, contained in this Agreement, and any unintentional failure by the Company or Parent or Merger Sub, as the case may be, to provide notice under clause "(i)" or "(ii)", as applicable, of this Section 4.2(c) shall not be deemed to be a breach of the covenant contained in clause "(i)" or "(ii)", as applicable, of this Section 4.2(c), but instead shall constitute only a breach of the underlying representation or warranty made by the Company or Parent or Merger Sub, as the case may be, in this Agreement.

          4.3    No Solicitation.

            (a)   The Company shall not (and shall not resolve or publicly propose to), and shall cause the other Acquired Companies and its and their respective directors, executive officers and financial advisors not to (and not to resolve or publicly propose to), and shall use commercially reasonable efforts to cause its and the other Acquired Companies' other respective Representatives not to (and not to resolve or publicly propose to), directly or indirectly: (i) solicit, initiate, knowingly encourage, or knowingly facilitate the making, submission or announcement of any Acquisition Proposal or Acquisition Inquiry (including by approving any transaction, or approving any Person (other than Parent and its Affiliates) becoming an "interested stockholder," for purposes of Section 203 of the DGCL) or take any action that could reasonably be expected to lead to an Acquisition Proposal or Acquisition Inquiry; (ii) furnish or otherwise provide access to any information regarding any of the Acquired Companies to any Person in connection with or in response to an Acquisition Proposal or Acquisition Inquiry; (iii) engage in discussions or negotiations with any Person with respect to any Acquisition Proposal or Acquisition Inquiry (other than, solely in response to a written Acquisition Inquiry received after the date of this Agreement that did not result from or arise in connection with a breach of this Section 4.3, to refer the inquiring person to this Section 4.3 and to limit its conversation or other communication exclusively to such referral); (iv) approve, endorse or recommend any Acquisition Proposal; or (v) enter into any letter of intent, memorandum of understanding, agreement in principle or similar document or any Contract constituting or relating directly or indirectly to, or that contemplates or is intended or could reasonably be expected to result directly or indirectly in, an Acquisition Transaction.

            (b)   Notwithstanding anything to the contrary contained in Section 4.3(a), prior to the adoption of this Agreement by the Required Company Stockholder Vote, the Company may furnish non-public information regarding the Acquired Companies to, and may enter into discussions or negotiations with, any Person in response to an unsolicited, bona fide, written Acquisition Proposal that is submitted to the Company after the date of this Agreement by such Person (and not withdrawn) if: (i) such Acquisition Proposal was not obtained or made as a direct or indirect result of a breach of any of the provisions of this Section 4.3 or Section 5.2; (ii) the Company's board of directors determines in good faith, after consultation with the Company's financial advisor and the Company's outside legal counsel, that such Acquisition Proposal constitutes or could reasonably be expected to result in a Superior Offer; (iii) the Company's board of directors determines in good faith, after consultation with the Company's outside legal counsel, that the failure to take such action could reasonably be expected to be inconsistent with its fiduciary obligations to the Company's stockholders under applicable Delaware law; (iv) prior to first furnishing any such non-public information to, or entering into discussions or negotiations with, such Person, the Company: (A) gives Parent written notice of the identity of such Person and of the Company's intention to furnish non-public information to, or enter into discussions or negotiations with, such Person; and (B) receives from such Person, and delivers to Parent a copy of, an executed confidentiality agreement containing provisions no less favorable to the Company than the provisions of the Confidentiality Agreement as in effect immediately prior to the execution of this Agreement; and (v) prior to or concurrently with furnishing any non-public information to such Person, the Company furnishes such non-public information to Parent (to the extent such non-public information has not been previously furnished by the Company to Parent).

            (c)   If the Company, any other Acquired Company or any Representative of any Acquired Company receives an Acquisition Proposal, an Acquisition Inquiry or any request for non-public information in connection with an Acquisition Proposal or an Acquisition Inquiry at any time during the Pre-Closing Period, then the Company shall promptly (and in no event later than 48 hours after receipt of such Acquisition Proposal, Acquisition Inquiry or request): (i) advise Parent in writing of such Acquisition Proposal, Acquisition Inquiry or request (including the identity of the Person making or submitting such Acquisition Proposal, Acquisition Inquiry or request and the material terms and conditions thereof); and (ii) provide Parent with copies of all documents and communications received by any Acquired Company or any Representative of any Acquired Company setting forth the material terms or conditions of such Acquisition Proposal, Acquisition Inquiry or request (including materials relating to the financing of any such proposal) and any other material documentation and material correspondence relating to such Acquisition Proposal, Acquisition Inquiry or request. The Company shall keep Parent reasonably informed on a reasonably current basis of any material developments with respect to any such Acquisition Proposal, Acquisition Inquiry or request and any modification or proposed modification thereto, and shall promptly (and in no event later than 24 hours after transmittal or receipt of any correspondence or communication) provide Parent with a copy of any material correspondence or communication between: (1) any Acquired Company or any Representative of any Acquired Company; and (2) the Person that made or submitted such Acquisition Proposal, Acquisition Inquiry or request or any Representative of such Person, in each case setting forth the material terms or conditions of such Acquisition Proposal, Acquisition Inquiry or request (including materials relating to the financing of any such proposal) or any modification or proposed modification thereto or relating to any other material documentation with respect to such Acquisition Proposal, Acquisition Inquiry or request.

            (d)   The Company shall, and shall ensure that each of the other Acquired Companies and its and their respective Representatives, immediately cease and cause to be terminated any existing solicitation or encouragement of, or discussions or negotiations with, any Person relating to any Acquisition Proposal or Acquisition Inquiry.

            (e)   The Company: (i) agrees that it will not, and it shall ensure that none of the other Acquired Companies will, release or permit the release of any Person from, or amend, waive or permit the amendment or waiver of any provision of, any confidentiality, non-solicitation, no-hire, "standstill" or similar agreement or provision to which any of the Acquired Companies is or becomes a party or under which any of the Acquired Companies has or acquires any rights; and (ii) will use commercially reasonable efforts to enforce or cause to be enforced each such agreement or provision at the request of Parent; provided, however, that the Company may release a Person from, or amend or waive any provision of, any "standstill" agreement or provision if: (A) the Company's board of directors determines in good faith, after having consulted with the Company's financial advisor and the Company's outside legal counsel, that the failure to release such Person from such agreement or provision or the failure to amend such agreement or waive such provision would reasonably be expected to be inconsistent with its fiduciary obligations to the Company's stockholders under applicable Delaware law; and (B) the Company provides Parent with written notice of the Company's intent to take such action at least 24 hours before taking such action.

            (f)    Promptly after the date of this Agreement, the Company shall: (i) request each Person that has executed a confidentiality or similar agreement in connection with such Person's consideration of a possible Acquisition Proposal or investment in any Acquired Company in the last 12 months to return or destroy all confidential information previously furnished to such Person by or on behalf of any of the Acquired Companies; and (ii) prohibit any third party from having access to any physical or electronic data room relating to any possible Acquisition Proposal or Acquisition Inquiry.

            (g)   The Company acknowledges and agrees that any action taken by any Representative of any Acquired Company which, if taken by the Company, would constitute a breach of any provision set forth in this Section 4.3 or in Section 5.2 shall be deemed to constitute a breach of such provision by the Company. Furthermore, the Company agrees that upon any officer of the Company becoming aware that any employee below the level of Vice President of any Acquired Company is taking any action that would constitute a breach of any provision set forth in this Section 4.3 or in Section 5.2, the Company shall cause such employee to immediately cease such action.

        SECTION 5.    ADDITIONAL COVENANTS OF THE PARTIES

          5.1    Proxy Statement.     As promptly as practicable (and in any event within 15 Business Days) after the date of this Agreement, the Company shall prepare and cause to be filed with the SEC the Proxy Statement. The Company shall consult with Parent and provide Parent and its counsel a reasonable opportunity to review and comment on the Proxy Statement and any amendment or supplement thereto (and to review and comment on any comments of the SEC or its staff on the Proxy Statement or any amendment or supplement thereto), and shall reasonably consider all comments made by Parent, prior to the filing thereof. The Company shall cause the Proxy Statement to comply with all applicable rules and regulations of the SEC and all other applicable Legal Requirements. The Company shall promptly provide Parent and its legal counsel with a copy or a description of any comments received by the Company or its legal counsel from the SEC or its staff with respect to the Proxy Statement or any amendment or supplement thereto, and shall respond promptly to any such comments. The Company shall cause the Proxy Statement to be mailed to the Company's stockholders as promptly as practicable after the earlier of (a) receiving notification that the SEC or its staff is not reviewing the Proxy Statement and (b) the conclusion of any SEC or staff review of the Proxy Statement. If any event relating to any of the Acquired Companies occurs, or if the Company becomes aware of any information, that should be disclosed in an amendment or supplement to the Proxy Statement, then the Company shall promptly inform Parent thereof and shall promptly file such amendment or supplement with the SEC and, if appropriate, mail such amendment or supplement to the stockholders of the Company.

          5.2    Company Stockholders' Meeting.

            (a)   The Company shall: (i) take all action necessary under all applicable Legal Requirements to call, give notice of and hold a meeting of the holders of Company Common Stock (the "Company Stockholders' Meeting") to vote on a proposal to adopt this Agreement; and (ii) submit such proposal to, and use its reasonable best efforts to solicit proxies in favor of such proposal from, such holders at the Company Stockholders' Meeting, and shall not submit any other proposal to such holders in connection with the Company Stockholders' Meeting without the prior written consent of Parent. The Company, in consultation with Parent, shall set a record date for Persons entitled to notice of, and to vote at, the Company Stockholders' Meeting and shall not change such record date without the prior written consent of Parent (unless required by applicable Delaware law). The Company Stockholders' Meeting shall be held (on a date selected by the Company and Parent) as promptly as practicable after the commencement of the mailing of the Proxy Statement to the Company's stockholders. The Company shall ensure that all proxies solicited in connection with the Company Stockholders' Meeting are solicited in compliance in all material respects with all applicable Legal Requirements. Notwithstanding anything to the contrary contained in this Agreement: (A) the Company shall not postpone or adjourn the Company Stockholders' Meeting without the consent of Parent, other than (1) to the extent necessary to ensure that any supplement or amendment to the Proxy Statement that is required by applicable Legal Requirements is disclosed to the Company's stockholders or (2) if, as of the time at which the Company Stockholders' Meeting is scheduled, (I) the Company determines that there are insufficient shares of Company Common Stock represented (either in person or by proxy) to constitute a quorum necessary to conduct the business to be conducted at the Company Stockholders' Meeting, to the extent necessary to obtain such a quorum, or (II) the Company has not received proxies sufficient to approve the adoption of the Merger Agreement at the Company Stockholder's Meeting, in which case the Company may postpone or adjourn the Company Stockholders' Meeting in order to solicit additional proxies in favor of the adoption of this Agreement, with each such postponement or adjournment under this clause "(2)" being for no more than five Business Days; and (B) if, as of the time at which the Company Stockholders'

    Meeting is scheduled, Parent reasonably determines the Company has not received proxies sufficient to approve the adoption of the Merger Agreement at the Company Stockholder's Meeting, the Company shall postpone or adjourn the Company Stockholders' Meeting if Parent requests such postponement or adjournment in order to permit the solicitation of additional proxies in favor of the adoption of this Agreement, in which case, the Company shall use commercially reasonable efforts during any such postponement or adjournment to solicit and obtain such proxies in favor of the adoption of this Agreement as soon as reasonably practicable (each such postponement or adjournment to be for no more than five Business Days).

            (b)   Subject to Section 5.2(d), the Proxy Statement shall include a statement to the effect that the Company's board of directors unanimously: (i) determined and believes that the Merger is advisable and fair to and in the best interests of the Company and its stockholders; (ii) approved this Agreement and the Contemplated Transactions, including the Merger, in accordance with the requirements of the DGCL; and (iii) recommends that the Company's stockholders vote to adopt this Agreement at the Company Stockholders' Meeting. (The unanimous determination that the Merger is advisable and fair to and in the best interests of the Company and its stockholders and the unanimous recommendation of the Company's board of directors that the Company's stockholders vote to adopt this Agreement are collectively referred to as the "Company Board Recommendation.") The Company shall ensure that the Proxy Statement includes the opinion of the financial advisor referred to in Section 2.25.

            (c)   Except as provided in Section 5.2(d), neither the Company's board of directors nor any committee thereof shall: (i) withdraw or modify in a manner adverse to Parent or Merger Sub, or permit the withdrawal or modification in a manner adverse to Parent or Merger Sub of, the Company Board Recommendation (it being understood and agreed that the Company Board Recommendation shall be deemed to have been modified by the Company's board of directors in a manner adverse to Parent and Merger Sub if the Company Board Recommendation shall no longer be unanimous) (any such action described in this clause "(i)", a "Change in Recommendation"); (ii) recommend the approval, acceptance or adoption of, or approve, endorse, accept or adopt, any Acquisition Proposal; (iii) approve or recommend, or cause or permit any Acquired Company to execute or enter into, any letter of intent, memorandum of understanding, agreement in principle, merger agreement, acquisition agreement, option agreement, joint venture agreement, partnership agreement or other similar document or Contract constituting or relating directly or indirectly to, or that contemplates or is intended or would reasonably be expected to result directly or indirectly in, an Acquisition Transaction, other than a confidentiality agreement referred to in clause "(iv)(B)" of Section 4.3(b); or (iv)  resolve, agree or publicly propose to, or permit any Acquired Company or any Representative of any Acquired Company to agree or publicly propose to, take any of the actions referred to in this Section 5.2(c). Notwithstanding the foregoing, nothing contained in this Agreement shall prohibit the Company or the Company's board of directors from (A) making any disclosure to the Company's stockholders if the Company's board of directors determines in good faith, after consultation with the Company's outside legal counsel, that the failure to take such action would be inconsistent with its fiduciary obligations to the Company's stockholders under applicable Delaware law or (B) making any "stop, look and listen" communication to the stockholders of the Company pursuant to Rule 14d-9(f) promulgated under the Exchange Act limited to the information specified in such rule; provided, however, that nothing in this sentence shall be deemed to permit the Company's board of directors to make a Change in Recommendation or take any of the actions referred to in clause "(ii)" or clause "(iv)" of this Section 5.2(c), except, in the case of a Change in Recommendation, to the extent permitted by Section 5.2(d); provided, further, that in the case of clauses "(A)" and "(B)" of this sentence, any such disclosure may (and, to the extent such disclosure would reasonably be read to indicate that the Company or the Company's board of directors ceases to believe that the Merger is advisable and fair to and in the best interests of the Company and its stockholders or ceases to recommend the adoption of this Agreement, or has modified such recommendation in a manner adverse to Parent or Merger Sub, shall) be deemed to be a withdrawal of, or a modification in a manner adverse to Parent and Merger Sub of, the Company Board Recommendation unless, in such disclosure, the Company's board of directors expressly states that it has not withdrawn, and has not modified, the Company Board Recommendation.

            (d)   Notwithstanding anything to the contrary contained in Section 5.2(c), at any time prior to the adoption of this Agreement by the Required Company Stockholder Vote, the Company's board of directors may withdraw or modify the Company Board Recommendation and, in the case of clause "(i)" below, may also cause the Company to terminate this Agreement in accordance with Section 8.1(h) and, concurrently with such termination, cause the Company to enter into an Alternative Acquisition Agreement in accordance with, and subject to compliance with, the provisions of Section 8.1(h):

                (i)  if: (A) an unsolicited, bona fide, written Acquisition Proposal is made to the Company after the date of this Agreement and is not withdrawn; (B) such Acquisition Proposal did not result directly or indirectly from a breach of any of the provisions of Section 4.3 or Section 5.2; (C) the Company provides Parent, at least 72 hours (or such lesser prior notice as is provided to the members of the Company's board of directors) prior to any meeting of the Company's board of directors at which such board of directors will consider and determine whether such Acquisition Proposal is a Superior Offer, with a written notice specifying the date and time of such meeting, the reasons for holding such meeting, the terms and conditions of the Acquisition Proposal that is the basis of the potential action by the Company's board of directors (including a copy of any draft Contract relating to such Acquisition Proposal) and the identity of the Person making such Acquisition Proposal; (D) the Company's board of directors determines in good faith, after consultation with the Company's financial advisor and outside legal counsel, that such Acquisition Proposal constitutes a Superior Offer; (E) the Company's board of directors determines in good faith, after consultation with the Company's outside legal counsel, that, in light of such Superior Offer, the failure to withdraw or modify the Company Board Recommendation, or the failure to terminate this Agreement pursuant to Section 8.1(h) in order to accept such Superior Offer, would reasonably be expected to be inconsistent with its fiduciary obligations to the Company's stockholders under applicable Delaware law; (F) no less than four Business Days prior to withdrawing or modifying the Company Board Recommendation or terminating this Agreement pursuant to Section 8.1(h) in order to accept such Superior Offer, the Company's board of directors delivers to Parent a written notice (a "Recommendation Change Notice") (1) stating that the Company has received a Superior Offer that did not result directly or indirectly from a breach of any of the provisions of Section 4.3 or Section 5.2, (2) stating that the Company's board of directors intends to withdraw or modify the Company Board Recommendation (and describing any intended modification of the Company Board Recommendation) or terminate this Agreement pursuant to Section 8.1(h) in order to accept such Superior Offer, (3) specifying the material terms and conditions of such Superior Offer, including the identity of the Person making such Superior Offer and (4) attaching copies of the most current and complete draft of any Contract relating to such Superior Offer; (G) for four Business Days after receipt by Parent of such Recommendation Change Notice, the Company's board of directors has not withdrawn or modified the Company Board Recommendation and the Company has not purported, or given notice, to terminate this Agreement pursuant to Section 8.1(h); (H) throughout such four Business Day period, the Company engages (to the extent requested by Parent) in good faith negotiations with Parent to amend this Agreement in such a manner that the failure to withdraw or modify the Company Board Recommendation, or the failure to terminate this Agreement pursuant to Section 8.1(h) in order to accept such Superior Offer, would not reasonably be expected to be inconsistent with the fiduciary obligations of the Company's board of directors to the Company's stockholders under applicable Delaware law; and (I) following the end of such four Business Day period, the Company's board of directors determines in good faith, after consultation with the Company's financial advisor and outside legal counsel, that the failure to withdraw or modify the Company Board Recommendation, or the failure to terminate this Agreement pursuant to Section 8.1(h) in order to accept such Superior Offer, would still reasonably be expected to be inconsistent with the fiduciary obligations of the Company's board of directors to the Company's stockholders under applicable Delaware law in light of such Superior Offer; provided, however, that when making such determination, the Company's board of directors shall be obligated to consider any changes to the terms of this Agreement irrevocably committed by Parent as a result of the negotiations required by clause "(H)" above or otherwise; or

               (ii)  if: (A) there shall arise after the date of this Agreement a material event, material development or change in circumstances that relates to and is material to the Acquired Companies (taken as a whole) (but does not relate to any Acquisition Proposal) that was not known, and would not reasonably be expected to have been known or foreseen, by any of the Acquired Companies on the date of this Agreement (or if known, the consequences of which were not known, and would not reasonably be expected to have been known or foreseen, by any of the Acquired Companies as of the date of this Agreement), which event, development or change in circumstance, or any material consequence thereof, becomes known to any of the Acquired Companies prior to the adoption of this Agreement by the Required Company Stockholder Vote and did not result from or arise out of the announcement or pendency of, or any action required to be taken (or to be refrained from being taken) pursuant to, this Agreement (any such material event, material development or material change in circumstances being referred to as a "Change in Circumstances"); (B) the Company provides Parent, at least 72 hours (or such lesser prior notice as is provided to the members of the Company's board of directors) prior to any meeting of the Company's board of directors at which such board of directors will consider and determine whether such Change in Circumstances requires the Company's board of directors to withdraw or modify the Company Board Recommendation, with a written notice specifying the date and time of such meeting, the reasons for holding such meeting and a reasonably detailed description of such Change in Circumstances; (C) the Company's board of directors determines in good faith, after consultation with the Company's financial advisor and outside legal counsel, that, in light of such Change in Circumstances, the failure to withdraw or modify the Company Board Recommendation would reasonably be expected to be inconsistent with its fiduciary obligations to the Company's stockholders under applicable Delaware law; (D) no less than four Business Days prior to withdrawing or modifying the Company Board Recommendation, the Company's board of directors delivers to Parent a written notice (1) stating that a Change in Circumstances has arisen, (2) stating that it intends to withdraw or modify the Company Board Recommendation in light of such Change in Circumstances and describing any intended modification of the Company Board Recommendation and (3) containing a reasonably detailed description of such Change in Circumstances; (E) throughout such four Business Day period, the Company engages (to the extent requested by Parent) in good faith negotiations with Parent to amend this Agreement in such a manner that the failure to withdraw or modify the Company Board Recommendation would not reasonably be expected to be inconsistent with the fiduciary obligations of the Company's board of directors to the Company's stockholders under applicable Delaware law in light of such Change in Circumstances; and (F) following the end of such four Business Day period, the Company's board of directors determines in good faith, after consultation with the Company's financial advisor and outside legal counsel, that the failure to withdraw or modify the Company Board Recommendation would still reasonably be expected to be inconsistent with the fiduciary obligations of the Company's board of directors to the Company's stockholders under applicable Delaware law in light of such Change in Circumstances; provided, however, that when making such determination, the Company's board of directors shall be obligated to consider any changes to the terms of this Agreement irrevocably committed by Parent as a result of the negotiations required by clause "(E)" above or otherwise.

    For purposes of clause "(i)" of the first sentence of this Section 5.2(d), any change in the form or amount of the consideration payable in connection with a Superior Offer, and any other material change to any of the terms of a Superior Offer, will be deemed to be a new Superior Offer, requiring a new Recommendation Change Notice and a new advance notice period; provided, however, that the advance notice period applicable to any such change to a Superior Offer pursuant to subclauses "(F)" through "(I)" of clause "(i)" of the first sentence of this Section 5.2(d) shall be two Business Days rather than four Business Days. The Company agrees to keep confidential, and not to disclose to the public or to any Person (other than the Company's Representatives) any and all information regarding any negotiations that take place pursuant to clause "(i)(H)" or clause "(ii)(E)" of the first sentence of this Section 5.2(d) (including the existence and terms of any proposal made on behalf of Parent or the Company during such negotiations), unless the Company's board of directors determines in good faith, after consultation with the Company's outside legal counsel, that the failure to disclose such information would violate applicable Legal Requirements or would reasonably be expected to be inconsistent with its fiduciary obligations to the Company's stockholders under applicable Delaware law. The Company shall ensure that any withdrawal or modification of the Company Board Recommendation: (x) does not change or otherwise affect the approval of this Agreement or any of the Support Agreements by the Company's board of directors or any other approval of the Company's board of directors; and (y) does not have the effect of causing any Takeover Statute of the State of Delaware or any other state to be applicable to this Agreement or any of the Support Agreements, the Merger or any of the other Contemplated Transactions.

            (e)   Subject to the Company's right to terminate this Agreement in accordance with Section 8.1(h), the Company's obligation to call, give notice of and hold the Company Stockholders' Meeting in accordance with Section 5.2(a) shall not be limited or otherwise affected by the making, commencement, disclosure, announcement or submission of any Superior Offer or other Acquisition Proposal, by any Change in Circumstances or by any withdrawal or modification of the Company Board Recommendation. Without limiting the generality of the foregoing, the Company agrees that unless this Agreement is terminated in accordance with Section 8.1, the Company shall not submit any Acquisition Proposal to a vote of its stockholders.

          5.3    Treatment of Company Options and Company Restricted Stock Units.

            (a)   At the Effective Time, each Company Option (or portion thereof) that is outstanding, vested and unexercised immediately prior to the Effective Time (including all such Company Options that vest contingent on the Merger) (each, a "Vested Company

    Option") shall be canceled, terminated and extinguished as of the Effective Time, and upon the cancellation thereof the holder of each such Vested Company Option shall be entitled to receive, in respect of each share of Company Common Stock subject to such Vested Company Option immediately prior to such cancellation, an amount in cash equal to the amount by which the Price Per Share exceeds the exercise price per share of Company Common Stock subject to such Vested Company Option (the "Spread") (it being understood that, if the exercise price payable in respect of a share of Company Common Stock subject to any such Vested Company Option equals or exceeds the Price Per Share, then the amount payable under this Section 5.3(a) with respect to such Vested Company Option shall be zero). Each holder of a Vested Company Option canceled as provided in this Section 5.3(a) shall cease to have any rights with respect thereto, except the right to receive the cash consideration (if any) specified in this Section 5.3(a), without interest. Parent shall cause the cash payments described in this Section 5.3(a) to be paid promptly following the Effective Time, and in no event later than the second regular payroll date following the Effective Time, without interest and less applicable Tax withholding. No Vested Company Option shall be assumed by Parent.

            (b)   At the Effective Time, each Company Option and each Company RSU that, immediately prior to the Effective Time, is outstanding and held by a non-employee member of the board of directors of the Company, whether vested or unvested (each, a "Director Award"), shall be canceled in exchange for the right to receive payment of an amount in cash equal to: (i) in the case of Company Options, the Spread multiplied by each share of Company Common Stock underlying such Director Award; and (ii) in the case of Company RSUs, the Price Per Share multiplied by each share of Company Common Stock underlying such Company RSU. Parent shall make or cause to be made all payments in respect of Director Awards promptly after the Effective Time, and in no event later than the second regular payroll date following the Effective Time, without interest and less applicable Tax withholdings.

            (c)   At the Effective Time, each Company Option (or portion thereof) that is outstanding, unvested and unexercised immediately prior to the Effective Time (other than Director Awards and Underwater Options and after taking into account such Company Options that vest contingent on the Merger) (each, an "Unvested Company Option") shall be cancelled and replaced by issuing a replacement restricted stock unit with respect to Parent Ordinary Shares issued under the Parent Equity Plan (a "Parent RSU") with respect to that number of Parent Ordinary Shares determined by multiplying the number of shares of Company Common Stock subject to such Unvested Company Option immediately before the Effective Time by the Option Exchange Ratio; provided, however, that in Parent's sole discretion, an Unvested Company Option may be cancelled in exchange for a right to payment in cash of an amount equal to the aggregate Spread of such cancelled Unvested Company Option. In either case, such award or cash payment right shall be subject to the same termination terms and other restrictions as the applicable Unvested Company Option was subject to immediately prior to the Effective Time and the same vesting schedule to which such Unvested Company Option was subject immediately prior to the Effective Time. In the case of a cash payment right, payments would still be made within the same calendar quarter as tranches would have vested under the vesting schedule to which an Unvested Company Option was subject immediately prior to the Effective Time, but, in Parent's sole discretion, payments with respect to different vesting dates within the same calendar quarter may be aggregated for administrative convenience to a payment date no later than the last day of the calendar quarter of vesting. Parent shall not be required to treat all Unvested Company Options in the same manner; however, Parent shall treat all Unvested Company Options held by Persons within the same jurisdiction in the same manner unless Parent determines in good faith that different treatment is required by applicable Legal Requirements. No later than one week prior to the Effective Time, Parent shall provide written notice to the Company of the Unvested Company Option alternative selected by Parent for each Unvested Company Option. At the Effective Time, each holder of an Unvested Company Option shall cease to have any rights with respect thereto, except the right to receive the consideration, if any, pursuant to this Section 5.3(c).

            (d)   Parent shall not assume any, and shall not assume any obligation with respect to any, Company Option with respect to which the exercise price per share of Company Common Stock subject to such Company Option equals or exceeds the Price Per Share (an "Underwater Option"). All such Company Options shall be cancelled for no consideration at the Effective Time.

            (e)   At the Effective Time, each Company RSU that is outstanding and vested but the shares of Company Common Stock issuable with respect thereto have not yet been delivered immediately prior to the Effective Time (after taking into account such Company RSUs that vest contingent on the Merger) ("Vested Company RSUs") shall be canceled in exchange for the right to receive payment of an amount in cash equal to the Price Per Share multiplied by each share of Company Common Stock underlying such Vested Company RSU. Parent shall make or cause to be made all payments in respect of Vested Company RSUs promptly after the Effective Time, and in no event later than the second regular payroll date following the Effective Time, without interest and subject to applicable Tax withholding.

            (f)    At the Effective Time, each Company PSU that is outstanding and with respect to which both the performance and the time-based vesting elements have been satisfied but the shares of Company Common Stock issuable with respect thereto have not yet been delivered immediately prior to the Effective Time (after taking into account such Company PSUs that vest contingent on the Merger) ("Vested Company PSUs") shall be canceled in exchange for the right to receive payment of an amount (subject to any applicable Tax withholding) in cash equal to the Price Per Share multiplied by each share of Company Common Stock underlying such Vested Company PSU. Parent shall make or cause to be made all payments in respect of Vested Company PSUs promptly after the Effective Time, and in no event later than the second regular payroll date following the Effective Time, without interest and subject to applicable Tax withholding.

            (g)   At the Effective Time, each Company RSU that is outstanding and unvested immediately prior to the Effective Time (other than Director Awards) (a "Continuing RSU") shall be cancelled and replaced by issuing a replacement Parent RSU with respect to that number of Parent Ordinary Shares determined by multiplying the number of shares of Company Common Stock subject to such Company RSU immediately before the Effective Time by the RSU Exchange Ratio; provided, however, that, in Parent's sole discretion, such Continuing RSU may be cancelled in exchange for a right to payment in cash of an amount equal to the Price Per Share multiplied by each share of Company Common Stock underlying the Continuing RSU. In either case, such award or cash payment right shall be subject to the same termination terms and other restrictions as the applicable Continuing RSU was subject to immediately prior to the Effective Time and the same vesting schedule to which such Continuing RSU was subject immediately prior to the Effective Time; provided, however, that in the case of a cash payment right, payments would still be made within the same calendar quarter as settlement would otherwise occur under the vesting schedule to which a Continuing RSU was subject immediately prior to the Effective Time, but, in Parent's sole discretion, payments with respect to different vesting dates within the same calendar quarter may be aggregated for administrative convenience to a payment date no later than the last day of the calendar quarter of vesting. Parent shall not be required to treat all Continuing RSUs in the same manner; however, Parent shall treat all Continuing RSUs held by Persons within the same jurisdiction in the same manner unless Parent determines in good faith that different treatment is required by applicable Legal Requirements. No later than one week prior to the Effective Time, Parent shall provide written notice to the Company of the Continuing RSU alternative selected by Parent for each Continuing RSU. At the Effective Time, each holder of a Continuing RSU shall cease to have any rights with respect thereto, except the right to receive the consideration pursuant to the Continuing RSU alternative ultimately selected by Parent.

            (h)   At the Effective Time, each Company PSU that is outstanding and unvested immediately prior to the Effective Time (a "Continuing PSU") shall be cancelled and replaced by issuing a replacement Parent RSU with respect to that number of Parent Ordinary Shares determined by multiplying the number of shares of Company Common Stock subject to such Company PSU immediately before the Effective Time by the RSU Exchange Ratio; provided, however, that, in Parent's sole discretion, each Continuing PSU may be cancelled in exchange for the right to cash payment in an amount equal to the Price Per Share multiplied by each share of Company Common Stock underlying the Continuing PSU. In either case, such award or cash payment right shall be subject to the same termination terms was subject to immediately prior to the Effective Time; provided, however, that such performance-based vesting schedule shall be converted at "target" to vesting based solely upon continued service of the holder over the applicable performance period or on the specified vesting dates as provided in the award agreement governing such Continuing PSU. In the case of cash payment rights, payments would still be made within the same calendar quarter as settlement would otherwise occur under the vesting schedule to which a Continuing PSU was subject immediately prior to the Effective Time (as converted to time-based vesting), but, in Parent's sole discretion, payments with respect to different vesting dates within the same calendar quarter may be aggregated for administrative convenience to a payment date no later than the last day of the calendar quarter of vesting. Parent shall not be required to treat all Continuing PSUs in the same manner; however, Parent shall treat all Continuing PSUs held by Persons within the same jurisdiction in the same manner unless Parent determines in good faith that different treatment is required by applicable Legal Requirements. No later than one week prior to the Effective Time, Parent shall provide written notice to the Company of the Continuing PSU alternative selected by Parent for each Continuing PSU. At the Effective Time, each holder of a Continuing PSU shall cease to have any rights with respect thereto, except the right to receive the consideration pursuant to the Continuing PSU alternative ultimately selected by Parent.

            (i)    Prior to the Effective Time, the Company shall take all actions that may be reasonably necessary (under the Company Equity Plans, applicable Legal Requirements or otherwise) to effectuate the provisions of this Section 5.3 and to ensure that, from and after the Effective Time, holders of Company Equity Awards shall have no rights with respect thereto other than those specifically provided in this Section 5.3. Parent shall take all actions that may be reasonably necessary (under the Parent Equity Plan, or applicable Legal Requirements) to ensure that, subject to restrictions on resale pursuant to applicable Legal Requirements outside of the United States, the Parent Ordinary Shares issued upon settlement of Parent RSUs shall be freely tradeable (subject to Parent's insider trading policy) and in all material respects treated as set forth in the Parent Equity Plan summary booklet made available to the Company by Parent.

          5.4    Treatment of Company ESPP.     As soon as practicable after the date of this Agreement, the Company shall take all action that may be necessary to provide that: (x) no new offering period or purchase period (or similar period during which shares may be purchased) shall commence under the ESPP following the date of this Agreement; (y) participants in the ESPP as of the date of this Agreement may not increase their payroll deductions under the ESPP from those in effect on the date of this Agreement; and (z) no new participants may commence participation in the ESPP following the date of this Agreement. Without limiting the foregoing, as soon as reasonably practicable after the date of this Agreement (but in any event prior to the Closing), the Company shall take such action as may be necessary to: (i) cause any offering period or purchase period (or similar period during which shares may be purchased) in progress under the ESPP as of the date of this Agreement to be the final such period under the ESPP and to be terminated no later than three Business Days prior to the anticipated Closing Date (the "Final Exercise Date"); (ii) make any pro-rata adjustments that may be necessary to reflect the shortened offering period (or similar period), but otherwise treat such shortened offering or purchase period (or similar period) as a fully effective and completed offering or purchase period for all purposes under the ESPP; (iii) cause each participant's then-outstanding share purchase right under the ESPP (the "Company ESPP Rights") to be exercised as of the Final Exercise Date; and (iv) terminate the ESPP as of the Effective Time. On the Final Exercise Date, the funds credited as of such date under the ESPP within the associated accumulated payroll withholding account for each participant under the ESPP shall be used to purchase shares of Company Common Stock in accordance with the terms of the ESPP (as amended pursuant to this Section 5.4), and each share purchased thereunder immediately prior to the Effective Time shall be canceled at the Effective Time and converted into the right to receive the Price Per Share in accordance with Section 1.5, subject to withholding of any applicable income and employment withholding Taxes. Any accumulated contributions of each participant under the ESPP as of immediately prior to the Effective Time shall, to the extent not used to purchase shares in accordance with the terms and conditions of the ESPP (and consistent with this Section 5.4), be refunded to such participant as promptly as practicable following the Effective Time (without interest). No further Company ESPP Rights shall be exercised under the ESPP after the Final Exercise Date. The Company shall provide timely notice to participants of the setting of the Final Exercise Date and the termination of the ESPP in accordance with the terms of the ESPP.

          5.5    Treatment of Company Warrants.

            (a)   Prior to the Closing, the Company shall properly provide timely prior written notice of this Agreement, the Merger and the other Contemplated Transactions to the holders of each Warrant in accordance with the terms of such Warrant.

            (b)   As promptly as practicable after the date of this Agreement, but no later than three Business Days prior to the Closing Date, the Company shall, in consultation with Parent, use its reasonable best efforts to cause each outstanding Warrant that has not been exercised to be amended to provide that, immediately prior to the Effective Time, such Warrant shall automatically be deemed exercised pursuant to the terms such Warrant, and that such Warrant shall, as of the Effective Time, be canceled, terminated and extinguished and the holder thereof shall have no further rights with respect thereto. None of Parent, Merger Sub or the Surviving Corporation shall, or shall be required to, assume any Warrant or substitute for any Warrant any similar warrant for shares of common stock of the Surviving Corporation or Parent Ordinary Shares in connection with the Merger or any of the other Contemplated Transactions.

          5.6    Employee Benefits.

            (a)   During the one year period commencing on the Closing Date (but only as long as the relevant Continuing Employee remains employed by Parent or an Affiliate of Parent), Parent shall provide (or cause to be provided) to each Continuing Employee: (i) a base salary or base wages that are not less than the base salary or base wages provided to such Continuing Employee immediately before the Effective Time; and (ii) benefits that are no less favorable in the aggregate to the Continuing Employee than the benefits provided to the Continuing Employee immediately prior to the date of this Agreement, or in Parent's discretion, that are substantially similar to the benefits provided to similarly situated employees of Parent or the applicable Affiliate or Parent (excluding, for purposes of this clause "(ii)", any defined benefit plan participation, employee stock purchase plan participation, any equity- based compensation and any change in control, retention or similar one-time special payments or benefits).

            (b)   With respect to any employee benefit plan maintained by Parent, the Surviving Corporation or any of their Affiliates (including any vacation, paid time-off and severance plans), for purposes of determining eligibility to participate, level of benefits and vesting (but not for purposes of benefit accrual or early retirement subsidies), each Continuing Employee's service with any Acquired Company prior to the Effective Time (as well as service with any predecessor employer of any Acquired Company, to the extent service with the predecessor employer is recognized by the applicable Acquired Company under the comparable Company Employee Plans) shall be treated as service with Parent, the Surviving Corporation or their Affiliates; provided, however, that such service need not be recognized (i) to the extent that such recognition would result in any duplication of benefits; (ii) to the extent such service was not recognized under the comparable Company Employee Plan; or (iii) for purposes of any plan maintained by Parent, the Surviving Corporation or any of their Affiliates that is a defined benefit plan or that is grandfathered or frozen.

            (c)   Parent shall (or, with respect to employees outside the United States, shall use commercially reasonable efforts to) waive, or shall cause the Surviving Corporation or any of its Affiliates to use commercially reasonable efforts to waive, any pre-existing condition limitations, exclusions, actively-at-work requirements and waiting periods under any welfare benefit plan maintained by Parent, the Surviving Corporation or any of their Affiliates in which any Continuing Employee (or the dependents of any eligible employee) will be eligible to participate from and after the Effective Time to the extent waived or satisfied under the applicable Company Employee Plan. Parent shall use commercially reasonable efforts to recognize, or shall cause the Surviving Corporation or any of its Affiliates to use commercially reasonable efforts to recognize, the dollar amount of all co-payments, deductibles and similar expenses incurred by each Continuing Employee (and his or her eligible dependents) under the applicable Company Employee Plan during the plan year in which the Effective Time occurs for purposes of satisfying such year's deductible and co-payment limitations under the relevant welfare benefit plans in which such Continuing Employee will be eligible to participate from and after the Effective Time.

            (d)   Nothing in this Section 5.6 or elsewhere in this Agreement shall: (i) be construed to create a right in any Company Associate to employment with Parent, the Surviving Corporation or any other Subsidiary of Parent; (ii) be deemed to establish, amend, modify or cause to be adopted any Company Employee Plan or any other benefit plan, program, agreement or arrangement maintained or sponsored by Parent, the Surviving Corporation or any of their respective Affiliates; or (iii) limit the ability of Parent, the Surviving Corporation or any of their respective Affiliates from establishing, amending, modifying or terminating any benefit plan, program, agreement or arrangement at any time assumed, established, sponsored or maintained by any of them, in each case, following the Effective Time. Except for Indemnified Persons to the extent of their rights pursuant to Section 5.7, no Company Associate shall be deemed to be a third party beneficiary of this Agreement. Nothing in this Section 5.6(d) shall limit the effect of Section 9.8.

            (e)   Unless otherwise requested by Parent in writing at least two Business Days prior to the Closing Date, the Company shall take (or cause to be taken) all actions necessary or appropriate to terminate, effective no later than the day prior to the date on which the Merger becomes effective, any Company Employee Plan that contains a cash or deferred arrangement intended to qualify under Section 401(k) of the Code (a "Company 401(k) Plan"). If the Company is required to terminate any Company 401(k) Plan, then the Company shall provide to Parent prior to the Closing Date written evidence of the adoption by the Company's board of directors of resolutions authorizing the termination of such Company 401(k) Plan (the form and substance of which shall be subject to the prior review and approval of Parent), effective no later than the day prior to the date on which the Merger becomes effective. The Company also shall take such other actions in furtherance of terminating such Company 401(k) Plan as Parent may reasonably request. If the distributions of assets from the trust of any Company 401(k) Plan that is terminated pursuant to this Section 5.6(e) are reasonably anticipated to cause or result in liquidation charges, surrender charges or other fees to be imposed upon the account of any participant or beneficiary of such Company 401(k) Plan or upon the Company or any participating employer, then the Company shall take such actions as are necessary to estimate the amount of such charges or other fees and provide its estimate of that amount in writing to Parent at least three Business Days prior to the Closing Date.

            (f)    To the extent any employee notification or consultation requirements are imposed by applicable Legal Requirements with respect to the Contemplated Transactions, the Company shall consult with Parent and shall ensure that such notification or consultation requirements are complied with prior to the Effective Time. Prior to the Effective Time, none of the Acquired Companies or any of their respective Affiliates shall make any written or broad-based oral communications to Continuing Employees regarding post-Closing employment entitlements, including post-Closing employee benefits and compensation or other compensation entitlements and the matters described in this Section 5.6, without the prior written approval of Parent, which shall not be unreasonably withheld; provided, however, that the communication limitations contained in this sentence shall not apply to information that has already become publicly known (other than information that has already become publicly known as a result of a breach of this Agreement or the Confidentiality Agreement).

            (g)   Parent hereby acknowledges that the Contemplated Transactions shall constitute a "change in control," "change of control" or term or concept of similar import of each of the Acquired Companies under the terms of the Company Employee Plans and Company Employee Agreements. From and after the Effective Time, Parent shall, and shall cause any Subsidiary of Parent to, honor all obligations and rights existing as of the Effective Time under the Company Employee Plans and Company Employee Agreements in accordance with their terms (it being understood that none of Parent or any of its Subsidiaries has any obligation to continue any Company Employee Plan after the Effective Time).

          5.7    Indemnification of Officers and Directors.

            (a)   All rights to indemnification by the Company existing in favor of those Persons who are directors and officers of any Acquired Company (the "Indemnified Persons") for their acts and omissions as directors and officers occurring prior to the Effective Time, as provided in the Company's or the applicable Acquired Company's certificate of incorporation or bylaws (as in effect as of the date of this Agreement) and as provided in those indemnification agreements between an Acquired Company and such Indemnified Persons (as in effect as of the date of this Agreement) Made Available to Parent, shall survive the Merger and shall continue in full force and effect (to the extent such rights to indemnification are available under and consistent with applicable Delaware law) for a period of six years from the date on which the Merger becomes effective.

            (b)   From the Effective Time until the sixth anniversary of the Effective Time, the Surviving Corporation shall maintain in effect, for the benefit of the Indemnified Persons with respect to their acts and omissions as directors and officers occurring prior to the Effective Time, the existing policy of directors' and officers' liability insurance maintained by the Company as of the date of this Agreement in the form Made Available to Parent (the "Existing D&O Policy"), to the extent that such directors' and officers' liability insurance coverage is available on commercially reasonable terms; provided, however, that: (i) the Surviving Corporation may substitute for the Existing D&O Policy a policy or policies of comparable coverage; and (ii) the Surviving Corporation shall not be required to pay annual premiums for the Existing D&O Policy (or for any substitute policies) in excess of 300% of the annual premium paid prior to the date of this Agreement by the Company for the Existing D&O Policy (the "Maximum Premium"). If any future annual premiums for the Existing D&O Policy (or any substitute policies) exceed the Maximum Premium in the aggregate, the Surviving Corporation shall be entitled to reduce the amount of coverage of the Existing D&O Policy (or any substitute policies) to the amount of coverage that can be obtained for a premium equal to the Maximum Premium. Parent and the Surviving Corporation or, prior to the Effective Time, the Company shall have the right to purchase a pre-paid, non-cancellable "tail" policy on the Existing D&O Policy for a claims reporting or discovery period of six years from the Effective Time and otherwise on terms and conditions that are no less favorable in the aggregate than the terms and conditions of the Existing D&O Policy; provided, however, that neither Parent nor the Surviving Corporation shall be obligated to, and the Company shall not (without the prior written consent of Parent), expend an amount for such "tail" policy in excess of the Maximum Premium. If such "tail" policy is purchased, the Surviving Corporation shall, and Parent shall cause the Surviving Corporation to, maintain such "tail" policy in full force and effect in lieu of all other obligations of the Surviving Corporation under the first sentence of this Section 5.7(b).

            (c)   The provisions of this Section 5.7 are intended to be for the benefit of, and will be enforceable by, each of the Indemnified Persons, who are intended third-party beneficiaries of this Section 5.7 from and after the Effective Time.

          5.8    Regulatory Approvals and Related Matters.

            (a)   Each party shall use its reasonable best efforts and will cause its Subsidiaries to use their reasonable best efforts to file, as soon as practicable after the date of this Agreement, all notices, reports and other documents required to be filed by such party with any Governmental Body with respect to the Merger and the other Contemplated Transactions, and to respond promptly to any additional information requested by any such Governmental Body. Without limiting the generality of the foregoing, the Company and Parent shall: (i) promptly after the date of this Agreement, and in any event within 15 Business Days after the date of this Agreement, prepare and file the notifications required under the HSR Act and any applicable foreign antitrust or competition laws or regulations in connection with the Merger; (ii) respond as promptly as practicable to (A) any inquiries or requests received from the Federal Trade Commission or the Department of Justice for additional information or documentation and (B) any inquiries or requests received from any state attorney general, foreign antitrust authority or other Governmental Body in connection with antitrust or related matters; (iii) engage in pre-filing discussions with CFIUS, as deemed advisable by Parent after consultation with the Company; (iv) promptly after the date of this Agreement, and in any event no later than 15 Business Days following the execution of this Agreement, prepare and submit the initial draft Joint Voluntary Notice to CFIUS; provided, however, that Parent may elect to extend such 15 Business Day period for up to an additional five Business Days if Parent, acting in good faith and after consultation with the Company, determines that such an extension is necessary or advisable; (v) following receipt of comments from CFIUS on the draft Joint Voluntary Notice, promptly, and in any event within 15 Business Days, file a formal Joint Voluntary Notice in connection with obtaining CFIUS Approval; and (vi) use commercially reasonable efforts to respond as promptly as practicable, and no later than the deadline specified by CFIUS for such a response, to any information request from CFIUS in connection with the CFIUS assessment, review or investigation of the Merger. The Company and Parent agree that if CFIUS suggests or requests that the parties withdraw and resubmit the Joint Voluntary Notice submitted to CFIUS pursuant to clause "(v)" of this Section 5.8(a), the Company and Parent shall cooperate in withdrawing and resubmitting such Joint Voluntary Notice.

            (b)   Subject to the confidentiality provisions of the Confidentiality Agreement, Parent and the Company each shall promptly supply the other with any information which may be required in order to effectuate any filings (including applications) pursuant to (and to otherwise comply with its obligations set forth in) Section 5.8(a) . Notwithstanding anything to the contrary contained in this Section 5.8 or elsewhere in this Agreement, Parent: (i) shall have the principal responsibility for devising and implementing the strategy of the parties with respect to seeking any actions or Consents of any Governmental Body with respect to the Merger and coordinating any contacts with any Governmental Body; and (ii) shall take the lead in all meetings and communications with any Governmental Body in connection with obtaining any such action or Consent (provided that, to the extent practicable Parent shall consult with the Company in advance of any scheduled meeting, conference or substantive telephone call with any Governmental Body in connection with any filing or submission required by Section 5.8(a) and, to the extent practicable and permitted by the applicable Governmental Body, the Company shall have the right to participate in any such meeting and communications). Except where prohibited by applicable Legal Requirements or any Governmental Body, and subject to the confidentiality provisions of the Confidentiality Agreement, each of Parent and the Company shall: (A) consult with the other in good faith prior to taking a position with respect to any filing or submission required by Section 5.8(a); (B) permit the other to review and discuss in advance, and consider in good faith the views of the other in connection with, any analyses, appearances, presentations, memoranda, briefs, white papers, arguments, opinions, proposals or other substantive written communications before making or submitting any of the foregoing to any Governmental Body by or on behalf of any party hereto in connection with any filing or submission required by Section 5.8(a) or any antitrust-related Legal Proceeding related to this Agreement or the Contemplated Transactions; (C) coordinate with the other in preparing and exchanging such information; and (D) promptly provide the other (and its counsel) with copies of all filings, notices, analyses, presentations, memoranda, briefs, white papers, opinions, proposals and other submissions and substantive written communications (and a summary of any oral presentations or substantive communications) made or submitted by such party with or to any Governmental Body in connection with any filing or submission required by Section 5.8(a).

            (c)   Each of Parent and the Company shall notify the other promptly upon the receipt of: (i) any communication from any official of any Governmental Body in connection with any filing or submission made pursuant to this Agreement; (ii) Knowledge of the commencement or threat of commencement of any Legal Proceeding by or before any Governmental Body with respect to the Merger or any of the other Contemplated Transactions (and shall keep the other party informed as to the status of any such Legal Proceeding or threat); and (iii) any request by any official of any Governmental Body for any amendment or supplement to any filing made pursuant to this Agreement or any information required to comply with any Legal

    Requirement applicable to the Merger or any of the other Contemplated Transactions. Whenever any event occurs that is required to be set forth in an amendment or supplement to any filing made pursuant to Section 5.8(a), Parent or the Company, as the case may be, shall (promptly upon learning of the occurrence of such event) inform the other of the occurrence of such event and cooperate in filing with the applicable Governmental Body such amendment or supplement.

            (d)   Subject to Section 5.8(e), each of Parent and the Company shall use its reasonable best efforts to take, or cause to be taken, all actions necessary to consummate the Merger and make effective the other Contemplated Transactions on a timely basis, including obtaining CFIUS Approval. Without limiting the generality of the foregoing, but subject to Section 5.8(e), each party to this Agreement: (i) shall make all filings (if any), give all notices (if any) and provide all information (if any) required to be made, given or provided by such party in connection with the Merger or any of the other Contemplated Transactions; (ii) shall consult with such party's employees to the extent required under any applicable Legal Requirement in connection with the Merger or any of the other Contemplated Transactions; and (iii) shall use its reasonable best efforts to obtain each Consent (if any) required to be obtained (pursuant to any applicable Legal Requirement or Contract, or otherwise) by such party in connection with the Merger or any of the other Contemplated Transactions. Parent and the Company shall consult with each other with respect to all of the matters contemplated by clauses "(i)," "(ii)" and "(iii)" of this Section 5.8(d), and will keep the other apprised of the status of matters relating to the consummation of the Contemplated Transactions. At the request of Parent, the Company shall: (A) divest, hold separate or take any other action with respect to any of the businesses, product lines or assets of the Acquired Companies, provided that any such action is conditioned upon the consummation of the Merger; and (B) use its reasonable best efforts to lift any restraint, injunction or other legal bar to the Merger or any of the other Contemplated Transactions; provided, however, that the Company shall not be required to incur any out-of-pocket costs or expenses in connection therewith, unless Parent agrees to pay or promptly reimburse the Company therefor if this Agreement shall be validly terminated in accordance with its terms.

            (e)   Notwithstanding anything to the contrary contained in Section 5.8(d) or elsewhere in this Agreement: (i) neither Parent nor Merger Sub shall have any obligation under this Agreement to (and none of the Acquired Companies shall, except with the prior written consent of Parent, agree to) propose, negotiate, commit to or effect, by consent decree, hold separate order or otherwise, the sale, divestiture, disposition or license (or similar arrangement) of, or limit Parent's freedom of action with respect to, any of the businesses, product lines or assets of Parent, Merger Sub, any of their respective Subsidiaries or any of the Acquired Companies, or otherwise propose, proffer or agree to any other requirement, obligation, condition, limitation or restriction on any of the businesses, product lines or assets of Parent, Merger Sub, any of their respective Subsidiaries or any of the Acquired Companies, unless such actions would not, individually or in the aggregate, reasonably be expected to reduce the reasonably anticipated benefits to Parent (including anticipated synergies) of the Contemplated Transactions in an amount that is financially material relative to the value of the Acquired Companies as a whole (it being understood that a limitation on the ability of Parent to move any of the Company's development activities or Intellectual Property outside the U.S., or to a specified jurisdiction, would not be expected to reduce the reasonably anticipated benefits to Parent (including anticipated synergies) of the Contemplated Transactions in an amount that is financially material relative to the value of the Acquired Companies as a whole); and (ii) neither Parent nor Merger Sub shall have any obligation under this Agreement to: (A) commence or contest, or cause any of its Subsidiaries or Affiliates to commence or contest, any judicial Legal Proceeding relating to the Merger or any of the other Contemplated Transactions, provided that Parent shall not be entitled to rely on the non-satisfaction of the condition set forth in Section 6.7 or Section 6.8 (either as a basis for not consummating the Merger or for terminating this Agreement and abandoning the Merger) based on such a Legal Proceeding or any Order resulting therefrom if Parent has not used its reasonable best efforts to defend against such Legal Proceeding; (B) amend or modify any of Parent's or Merger Sub's rights or obligations under this Agreement; or (C) directly or indirectly: (1) change, or commit to change, its place of domicile or organization; or (2) restructure or commit to restructure any of the Contemplated Transactions.

          5.9    Disclosure.    Parent and the Company shall consult with each other before issuing any press release or otherwise making any public statement with respect to the Merger or any of the other Contemplated Transactions, except: (a) to the extent that such press release or public statement is consistent with prior press releases or public statements made in accordance with this Agreement; or (b) to the extent that, in Parent's good faith judgment, Parent's compliance with this Section 5.9 could result in Parent being unable to comply with any applicable Legal Requirement relating to such press release or public statement, provided that Parent shall have offered to consult with the Company to the extent practicable. Without limiting the generality of the foregoing, the Company shall not, and shall not permit any of the other Acquired Companies or any of its or their respective Representatives to, make any disclosure, or broad-based disclosure to Company Associates, regarding the Merger or any of the other Contemplated Transactions unless: (a) Parent shall have approved such disclosure (such approval not to be unreasonably withheld, conditioned or delayed); (b) the Company shall have been advised by its outside legal counsel that such disclosure is required by applicable Legal Requirements and shall have provided Parent with reasonable advance notice of the Company's intention to make such disclosure and the content of such disclosure; or (c) such disclosure contains only information that is already publicly known or has been publicly disclosed (other than information that is already publicly known or has been publicly disclosed as a result of a breach of this Agreement or the Confidentiality Agreement). For the avoidance of doubt, the restrictions set forth in this Section 5.9 shall not apply to any press release, announcement or disclosure made or proposed to be made by the Company with respect to an Acquisition Proposal, Superior Offer, Change in Circumstance or Change in Recommendation that does not violate Section 4.3 or Section 5.2.

          5.10    Resignation of Officers and Directors.     The Company shall use commercially reasonable efforts to obtain and deliver to Parent at or prior to the Effective Time (or, at the option of Parent, at a later date) the resignation of each officer and director of each of the Acquired Companies, effective as of the Effective Time (it being understood that such resignation shall not constitute a voluntary termination of employment under any Company Employee Agreement or Company Employee Plan applicable to such individual's status as an officer or director of an Acquired Company); provided, however, that the Company shall only obtain and deliver the resignation of each officer and director of any of the Company's Subsidiaries upon the request of Parent.

          5.11    Delisting.    Prior to the Effective Time, the Company shall cooperate with Parent and use commercially reasonable efforts to take, or cause to be taken, all actions, and do or cause to be done all things, reasonably necessary, proper or advisable on its part under applicable Legal Requirements to enable the de-listing by the Surviving Corporation of the Company Common Stock from the Nasdaq Capital Market and the deregistration of the Company Common Stock under the Exchange Act as promptly as practicable after the Effective Time.

          5.12    Section 16 Matters.     Prior to the Effective Time, the Company shall take such reasonable steps as are required to cause the disposition of Company Common Stock and Company Equity Awards in connection with the Merger by each officer or director of the Company who is subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to the Company to be exempt from Section 16(b) of the Exchange Act pursuant to Rule 16b-3 under the Exchange Act.

          5.13    Stockholder Litigation.     The Company shall promptly (and in any event within 24 hours after receipt by the Company) notify Parent in writing of, and shall give Parent the opportunity to participate fully and actively in the defense and settlement of, any stockholder claim or litigation (including any class action or derivative litigation) against or otherwise involving the Company and/or any of its directors or officers relating to this Agreement, the Merger or any of the other Contemplated Transactions. No compromise or full or partial settlement of any such claim or litigation shall be agreed to by the Company without Parent's prior written consent.

          5.14    Takeover Statutes and Rights.     If any Takeover Statute is or may become applicable to this Agreement, the Merger or any of the other Contemplated Transactions, the Company and the board of directors of the Company shall use their reasonable best efforts to grant such approvals and take such actions as are necessary so that such transactions may be consummated as promptly as practicable on the terms contemplated by this Agreement and otherwise act to eliminate or minimize the effects of such Takeover Statute on this Agreement, the Merger and the other Contemplated Transactions.

          5.15    Convertible Notes.     To the extent required pursuant to the Indenture, the Company shall: (a) provide notice of the Merger to the Trustee when and as required pursuant to the Indenture; (b) execute and deliver to the Trustee: (i) a supplemental indenture to the Indenture, effective upon the Effective Time, to provide, among other things, that at and after the Effective Time, each holder of Convertible Notes shall have the right to convert such Convertible Notes into the conversion consideration determined by reference to the consideration receivable upon consummation of the Merger in respect of each share of Company Common Stock in accordance with, and subject to, the provisions of the Indenture governing the conversions of the Convertible Notes issued thereunder (including any applicable increase in the "Conversion Rate" as such term is defined in the Indenture), in each case in accordance with, and subject to the terms of, the Indenture (including the time periods specified therein); and (ii) an officer's certificate, opinion of counsel and any other documentation required to be provided pursuant to the Indenture in connection with the consummation of the Merger or in connection with such supplemental indenture; and (c) use commercially reasonable efforts to cause the Trustee to execute such supplemental indenture at the Effective Time. The Company shall not make any settlement election under the Indenture relating to the Convertible Notes without the prior written consent of Parent. The Company shall provide Parent and its counsel reasonable opportunity to review and comment on any written notice to, communication with or document or instrument delivered to holders of Convertible Notes or the Trustee under the Indenture prior to the delivery or making thereof, and the Company shall give reasonable and good faith consideration to any comment made by Parent or its counsel.

        SECTION 6.    CONDITIONS PRECEDENT TO OBLIGATIONS OF PARENT AND MERGER SUB

        The obligations of Parent and Merger Sub to effect the Merger and otherwise consummate the Contemplated Transactions are subject to the satisfaction, at or prior to the Closing, of each of the following conditions:

          6.1    Accuracy of Representations.

            (a)   Each of the representations and warranties of the Company contained in this Agreement, other than the Specified Representations, shall be accurate in all respects as of the date of this Agreement and as of the Closing Date as if made on and as of the Closing Date (other than any such representation and warranty made as of a specific earlier date, which shall have been accurate in all respects as of such earlier date), except for inaccuracies in such representations and warranties that, individually or in the aggregate, have not had and would not reasonably be expected to have a Material Adverse Effect; provided, however, that, for purposes of determining the accuracy of such representations and warranties as of the foregoing dates: (i) all "Material Adverse Effect" and other materiality and similar qualifications limiting the scope of such representations and warranties shall be disregarded; and (ii) any update of or modification to the Disclosure Schedule made or purported to have been made on or after the date of this Agreement shall be disregarded.

            (b)   Each of the representations and warranties of the Company contained in Sections 2.13(f), 2.20, 2.21, 2.23, 2.25 and 2.26(a) shall have been accurate in all material respects as of the date of this Agreement and as of the Closing Date as if made on and as of the Closing Date (other than any such representation and warranty made as of a specific earlier date, which shall have been accurate in all material respects as of such earlier date); provided, however, that, for purposes of determining the accuracy of such representations and warranties as of the foregoing dates: (i) all "Material Adverse Effect" and other materiality and similar qualifications limiting the scope of such representations and warranties shall be disregarded; and (ii) any update of or modification to the Disclosure Schedule made or purported to have been made on or after the date of this Agreement shall be disregarded.

            (c)   The representation and warranty contained in Section 2.5(a) shall have been accurate in all respects as of the date of this Agreement.

            (d)   Each of the representations and warranties of the Company contained in Section 2.3(a), the first sentence of Section 2.3(b), Section 2.3(c), Section 2.3(d) (other than Section 2.3(d)(iv) ) and Section 2.3(e) shall have been accurate in all respects as of the date of this Agreement and as of the Closing Date as if made on and as of the Closing Date (other than any such representation and warranty made as of a specific earlier date, which shall have been accurate in all respects as of such earlier date), except that any inaccuracies in such representations and warranties that are, in the aggregate, de minimis in nature and amount will be disregarded; provided, however, that, for purposes of determining the accuracy of such representations and warranties as of the foregoing dates, any update of or modification to the Disclosure Schedule made or purported to have been made on or after the date of this Agreement shall be disregarded.

          6.2    Performance of Covenants.     The covenants and obligations in this Agreement that the Company is required to comply with or to perform at or prior to the Closing shall have been complied with and performed in all material respects.

          6.3    Stockholder Approval.     This Agreement shall have been duly adopted by the Required Company Stockholder Vote.

          6.4    Closing Certificate.     Parent shall have received a certificate executed by the Chief Executive Officer and Chief Financial Officer of the Company confirming that the conditions set forth in Sections 6.1, 6.2, 6.3, 6.5 and 6.8 have been duly satisfied.

          6.5    No Material Adverse Effect.     Since the date of this Agreement, there shall not have occurred any Material Adverse Effect that is continuing.

          6.6    Regulatory Matters.

            (a)   The waiting period applicable to the consummation of the Merger under the HSR Act shall have expired or been terminated without the imposition of a Burdensome Condition.

            (b)   CFIUS Approval shall have been obtained and shall be in full force and effect.

          6.7    No Restraints.     No temporary restraining order, preliminary or permanent injunction or other Order preventing the consummation of the Merger shall have been issued by any Specified Governmental Body and remain in effect, and there shall not be any Legal Requirement enacted or deemed applicable to the Merger by any Specified Governmental Body that makes consummation of the Merger illegal.

          6.8    No Governmental Litigation.     There shall not be pending any Legal Proceeding brought by a Specified Governmental Body: (a) challenging or seeking to restrain or prohibit the consummation of the Merger; (b) relating to the Merger and seeking to obtain from Parent or any of the Acquired Companies any damages or other relief that would reasonably be expected to be material to Parent or to the Acquired Companies taken as a whole; or (c) relating to the Merger or and seeking to impose (or that would reasonably be expected to result in the imposition of) any criminal sanctions or criminal liability on Parent or any of its controlled Affiliates or any Acquired Company. Neither Parent nor Merger Sub may rely, either as a basis for not consummating the Merger or for terminating this Agreement and abandoning the Merger, on the failure of any condition set forth in this Section 6 to be satisfied if such failure is primarily attributable to a failure on the part of Parent or Merger Sub to perform any covenant or obligation in this Agreement required to be performed by Parent or Merger Sub at or prior to the Effective Time or, in the case of Section 6.8, if Parent has not used reasonable best efforts to defend against such Legal Proceeding.

        SECTION 7.    CONDITIONS PRECEDENT TO OBLIGATION OF THE COMPANY

        The obligation of the Company to effect the Merger and otherwise consummate the Contemplated Transactions is subject to the satisfaction, at or prior to the Closing, of the following conditions:

          7.1    Accuracy of Representations.     Each of the representations and warranties of Parent and Merger Sub contained in this Agreement shall be accurate in all respects as of the date of this Agreement and as of the Closing Date as if made on and as of the Closing Date, except where the failure of the representations and warranties of Parent and Merger Sub to be accurate would not reasonably be expected to have a material adverse effect on the ability of Parent to consummate the Merger.

          7.2    Performance of Covenants.     The covenants and obligations in this Agreement that Parent and Merger Sub are required to comply with or to perform at or prior to the Closing shall have been complied with and performed in all material respects.

          7.3    Stockholder Approval.     This Agreement shall have been duly adopted by the Required Company Stockholder Vote.

          7.4    Closing Certificate.     The Company shall have received a certificate executed by an officer of Parent confirming that the conditions set forth in Sections 7.1 and 7.2 have been duly satisfied.

          7.5    Regulatory Matters.     The waiting period applicable to the consummation of the Merger under the HSR Act shall have expired or been terminated.

          7.6    No Restraints.     No temporary restraining order, preliminary or permanent injunction or other Order preventing the consummation of the Merger by the Company shall have been issued by any court of competent jurisdiction or other Governmental Body in the United States and remain in effect, and there shall not be any Legal Requirement enacted or deemed applicable to the Merger in the United States that makes consummation of the Merger by the Company illegal.

The Company may not rely, either as a basis for not consummating the Merger or for terminating this Agreement and abandoning the Merger, on the failure of any condition set forth in this Section 7 to be satisfied if such failure is primarily attributable to a failure on the part of the Company to perform any covenant or obligation in this Agreement required to be performed by the Company at or prior to the Effective Time.

        SECTION 8.    TERMINATION

          8.1    Termination.    This Agreement may be terminated prior to the Effective Time (whether before or after the adoption of this Agreement by the Required Company Stockholder Vote) by written notice of the terminating party to the other parties:

            (a)   by mutual written consent of Parent and the Company;

            (b)   by either Parent or the Company if the Merger shall not have been consummated by 11:59 p.m. (California time) on August 20, 2020 (the "End Date"); provided, however, that: (i) if, as of 11:59 p.m. (California time) on August 20, 2020, a Specified Circumstance exists and each of the conditions set forth in Sections 6.1, 6.2, 6.3, 6.5, 6.6(a), 6.7 (other than with respect to the Specified Circumstance) and 6.8 is satisfied or has been waived, then the Company may, by providing written notice thereof to Parent at or prior to 11:59 p.m. (California time) on August 20, 2020, extend the End Date to 11:59 p.m. (California time) on November 20, 2020 (it being understood that, for purposes of this clause "(i)," in order to determine whether the conditions set forth in Section 6.1 have been satisfied, all references in Section 6.1 to the "Closing Date" shall be deemed to refer instead to August 20, 2020); (ii) if, as of 11:59 p.m. (California time) on August 20, 2020, a Specified Circumstance exists and each of the conditions set forth in Sections 7.1, 7.2, 7.3, 7.5 and 7.6 (other than with respect to the Specified Circumstance) is satisfied or has been waived, then Parent may, by providing written notice thereof to the Company at or prior to 11:59 p.m. (California time) on August 20, 2020, extend the End Date to 11:59 p.m. (California time) on November 20, 2020 (it being understood that, for purposes of this clause "(ii)," in order to determine whether the conditions set forth in Section 7.1 have been satisfied, all references in Section 7.1 to the "Closing Date" shall be deemed to refer instead to August 20, 2020); and (iii) a party shall not be permitted to terminate this Agreement pursuant to this Section 8.1(b) if the failure to consummate the Merger by the End Date is primarily attributable to a failure on the part of such party to perform any covenant or obligation in this Agreement required to be performed by such party at or prior to the Effective Time;

            (c)   by either Parent or the Company if a Specified Governmental Body shall have issued a final and nonappealable Order having the effect of permanently restraining, enjoining or otherwise prohibiting the Merger;

            (d)   by either Parent or the Company if: (i) the Company Stockholders' Meeting (including any adjournments and postponements thereof) shall have been held and completed and the Company's stockholders shall have taken a final vote on a proposal to adopt this Agreement; and (ii) this Agreement shall not have been adopted at the Company Stockholders' Meeting (and shall not have been adopted at any adjournment or postponement thereof) by the Required Company Stockholder Vote; provided, however, that a party shall not be permitted to terminate this Agreement pursuant to this Section 8.1(d) if the failure to have this Agreement adopted by the Required Company Stockholder Vote is primarily attributable to a failure on the part of such party to perform any covenant or obligation in this Agreement required to be performed by such party at or prior to the Effective Time;

            (e)   by Parent (at any time prior to the adoption of this Agreement by the Required Company Stockholder Vote) if a Triggering Event shall have occurred;

            (f)    by Parent if: (i) any of the Company's representations or warranties contained in this Agreement shall be inaccurate as of the date of this Agreement or shall have become inaccurate as of a date subsequent to the date of this Agreement (as if made on such subsequent date) such that any of the conditions set forth in Section 6.1 would not be satisfied (it being understood that, for purposes of determining the accuracy of such representations or warranties as of the date of this Agreement or as of any subsequent date: (A) all "Material Adverse Effect" and other materiality and similar qualifications limiting the scope of such representations or warranties shall be disregarded; and (B) any update of or modification to the Disclosure Schedule made or purported to have been made on or after the date of this Agreement shall be disregarded); or (ii) any of the Company's covenants or obligations contained in this Agreement shall have been breached such that the condition set forth in Section 6.2 would not be satisfied; provided, however, that, for purposes of clauses "(i)" and "(ii)" above, if an inaccuracy in any of the Company's representations or warranties as of a date subsequent to the date of this Agreement or a breach of a covenant or obligation by the Company is curable by the Company prior to the End Date and the Company is continuing to exercise commercially reasonable efforts to cure such inaccuracy or breach, then Parent may not terminate this Agreement under this Section 8.1(f) on account of such inaccuracy or breach unless such inaccuracy or breach shall remain uncured for a period of 30 days commencing on the date that Parent gives the Company notice of such inaccuracy or breach;

            (g)   by the Company if: (i) any of Parent's representations or warranties contained in this Agreement shall be inaccurate as of the date of this Agreement, or shall have become inaccurate as of a date subsequent to the date of this Agreement (as if made on such subsequent date) such that the condition set forth in Section 7.1 would not be satisfied (it being understood that, for purposes of determining the accuracy of such representations or warranties as of the date of this Agreement or as of any subsequent date, all materiality and similar qualifications limiting the scope of such representations or warranties shall be disregarded); or (ii) if any of Parent's covenants or obligations contained in this Agreement shall have been breached such that the condition set forth in Section 7.2 would not be satisfied; provided, however, that if an inaccuracy in any of Parent's representations or warranties as of a date subsequent to the date of this Agreement or a breach of a covenant or obligation by Parent is curable by Parent by the End Date and Parent is continuing to exercise commercially reasonable efforts to cure such inaccuracy or breach, then the Company may not terminate this Agreement under this Section 8.1(g) on account of such inaccuracy or breach unless such inaccuracy or breach shall remain uncured for a period of 30 days commencing on the date that the Company gives Parent notice of such inaccuracy or breach; or

            (h)   by the Company (at any time prior to the adoption of this Agreement by the Required Company Stockholder Vote) in order to accept a Superior Offer and enter into a binding, written, definitive agreement providing for the consummation of the transaction contemplated by such Superior Offer that has been executed on behalf of the Person that made such Superior Offer (an "Alternative Acquisition Agreement"), if: (i) the Company's board of directors, after satisfying all of the requirements set forth in Section 5.2(d) and otherwise causing the Company to comply with the provisions of Section 4.3 and Section 5.2, shall have authorized the Company to enter into such Alternative Acquisition Agreement; (ii) the Company shall have delivered to Parent a written notice (that includes a copy of the Alternative Acquisition Agreement as an attachment) containing the Company's representation and warranty that the Company's board of directors has authorized the execution and delivery of the Alternative Acquisition Agreement on behalf of the Company and that the Company will enter into the Alternative Acquisition Agreement immediately prior to or concurrently with the termination of this Agreement pursuant to this Section 8.1(h); (iii) immediately prior to or concurrently with the termination of this Agreement pursuant to this Section 8.1(h), the Company enters into the Alternative Acquisition Agreement with respect to such Superior Offer; and (iv) immediately prior to or concurrently with such termination, the Company shall have paid to Parent or its designee the Company Termination Fee.

          8.2    Effect of Termination.     In the event of the termination of this Agreement as provided in Section 8.1, this Agreement shall be of no further force or effect without any liability or obligation on the part of the Company, Parent, Merger Sub or any of their respective directors, officers, employees, stockholders, Representatives, agents or advisors; provided, however, that: (a) this Section 8.2, Section 8.3 and Section 9 shall survive the termination of this Agreement and shall remain in full force and effect; and (b) the termination of this Agreement shall not relieve any party from any liability for fraud or any knowing and intentional breach of any covenant or obligation contained in this Agreement. For purposes of this Agreement, "knowing and intentional breach" shall mean a breach or failure to perform a covenant or obligation that is a consequence of an act intentionally undertaken by the breaching party with the actual knowledge that the taking of such act would, or would reasonably be expected to, cause a material breach of this Agreement.

          8.3    Expenses; Termination Fees.

            (a)   Except as set forth in this Section 8.3, all fees and expenses incurred in connection with this Agreement or any of the Contemplated Transactions shall be paid by the party incurring such fees and expenses, whether or not the Merger is consummated.

            (b)   If: (i) this Agreement is terminated by Parent or the Company pursuant to Section 8.1(b); (ii) the failure to consummate the Merger by the End Date was primarily attributable to a failure on the part of any of the Acquired Companies to perform any covenant or obligation in this Agreement required to be performed by any of the Acquired Companies at or prior to the Effective Time; (iii) at or prior to the time of the termination of this Agreement, an Acquisition Proposal shall have been made known to the Company or publicly disclosed, announced, commenced, submitted or made; and (iv) within 12 months after the date of any such termination, an Acquisition Transaction (whether or not relating to such Acquisition Proposal) is consummated or a definitive agreement providing for an Acquisition Transaction (whether or not relating to such Acquisition Proposal) is executed, then the Company shall pay to Parent a non-refundable fee in the amount of $15,760,000 (such non-refundable fee being referred to as the "Company Termination Fee") in cash; provided, however, that, for purposes of clause "(iii)" of this Section 8.3(b) , all references to "15%" in the definition of "Acquisition Transaction" shall be deemed to be references to "50%".

            (c)   If: (i) this Agreement is terminated by Parent or the Company pursuant to Section 8.1(d); (ii) at or prior to the time of the termination of this Agreement, an Acquisition Proposal shall have been publicly disclosed, announced, commenced, submitted or made and such Acquisition Proposal shall not have been publicly withdrawn at least 10 Business Days prior to the Company Stockholders' Meeting; and (iii) within 12 months after the date of any such termination, an Acquisition Transaction (whether or not relating to such Acquisition Proposal) is consummated or a definitive agreement providing for an Acquisition Transaction (whether or not relating to such Acquisition Proposal) is executed, then the Company shall pay to Parent the Company Termination Fee in cash; provided, however, that, for purposes of clause "(iii)" of this Section 8.3(c), all references to "15%" in the definition of "Acquisition Transaction" shall be deemed to be references to "50%".

            (d)   If this Agreement is terminated: (i) by Parent pursuant to Section 8.1(e); (ii) by Parent or the Company pursuant to any other provision of Section 8.1 at any time after the occurrence of a Triggering Event; or (iii) by the Company pursuant to Section 8.1(h), then the Company shall pay to Parent the Company Termination Fee in cash.

            (e)   If (i) this Agreement is terminated by Parent or the Company pursuant to Section 8.1(b) or Section 8.1(c) (in the case of Section 8.1(c) only, as a result of an Order under the DPA (including a decision to suspend or prohibit the Merger pursuant to the DPA that is publicly announced by the President of the United States) and (ii) as of the time of the termination of this Agreement (A) the condition set forth in Section 6.6(b) has not been satisfied or waived and (B) each of the conditions set forth in Sections 6.1, 6.2, 6.3, 6.5, 6.6(a), 6.7 (other than with respect to a Designated Circumstance) and 6.8 shall have been satisfied or waived (it being understood that, for purposes of this Section 8.3(e), all references in Section 6.1 to the "Closing Date" shall be deemed to refer instead to the date of termination of this Agreement), then Parent shall pay to the Company a nonrefundable fee in the amount of $15,760,000 in cash (such non-refundable fee being referred to as the "Parent Termination Fee") within two Business Days after such termination.

            (f)    Any Company Termination Fee required to be paid to Parent pursuant to Section 8.3(b) or Section 8.3(c) shall be paid by the Company contemporaneously with the earlier to occur of the consummation of, or entry into of a definitive agreement relating to, the Acquisition Transaction contemplated by Section 8.3(b) or Section 8.3(c) . Any Company Termination Fee required to be paid to Parent pursuant to Section 8.3(d) shall be paid by the Company (A) in the case of a termination of this Agreement by the Company, at or prior to the time of such termination or (B) in the case of a termination of this Agreement by Parent, within two Business Days after such termination.

            (g)   Each of the parties acknowledges and agrees that in no event shall Parent or the Company be required to pay the Company Termination Fee or the Parent Termination Fee under this Section 8.3 on more than one occasion, whether or not such fee may be payable under more than one provision of this Agreement at the same or at different times and upon the occurrence of different events. Each of the parties acknowledges and agrees that (i) the covenants and obligations contained in this Section 8.3 are an integral part of the Contemplated Transactions, and that, without these covenants and obligations, the parties would not have entered into this Agreement and (ii) neither the Company Termination Fee nor the Parent Termination Fee is a penalty, but rather each is liquidated damages in a reasonable amount that will compensate Parent and Merger Sub or the Company, as the case may be, in the circumstances in which the Company Termination Fee or the Parent Termination Fee is payable for the efforts and resources expended and opportunities foregone while negotiating this Agreement and in reliance on this Agreement and on the expectation of the consummation of the Merger, which amount would otherwise be impossible to calculate with precision. Each of Parent and Merger Sub, on the one hand, and the Company, on the other hand, may pursue both a grant of specific performance in accordance with Section 9.12 and the payment of the Company Termination Fee or the Parent Termination Fee, as the case may be, under this Section 8.3; provided, however, that under no circumstances shall any party be permitted or entitled to receive both a grant of specific performance that results in the Closing and all or any portion of the Company Termination Fee or the Parent Termination Fee, as the case may be. Except in the case of fraud or a knowing and intentional breach of any of the Company's covenants or obligations contained in this Agreement, if this Agreement is validly terminated in accordance with Section 8.1, Parent's right to receive payment of the Company Termination Fee from the Company in the circumstances under which such fee is payable pursuant to this Section 8.3 (plus, if the Company Termination Fee is not timely paid, the interest, fees and expenses described in Section 8.3(h) ) shall constitute the sole and exclusive remedy of Parent and Merger Sub against the Company for any loss suffered as a result of the failure of the Merger to be consummated or any loss suffered as a result of any breach of any covenant or obligation in this Agreement, and upon payment of such amount, the Company and its current, former or future stockholders or Representatives shall not have any further liability or obligation relating to or arising out of this Agreement or the Contemplated Transactions. Except in the case of fraud or a knowing and intentional breach of any of Parent's or Merger Sub's covenants or obligations contained in this Agreement, if this Agreement is validly terminated in accordance with Section 8.1, the Company's right to receive payment of the Parent Termination Fee from Parent in the circumstances under which such fee is payable pursuant to this Section 8.3 (plus, if the Parent Termination Fee is not timely paid, the interest, fees and expenses described in Section 8.3(h)) shall constitute the sole and exclusive remedy of the Company against Parent and Merger Sub for any loss suffered as a result of the failure of the Merger to be consummated or any loss suffered as a result of any breach of any covenant or obligation in this Agreement, and upon payment of such amount, none of Parent, Merger Sub or any of their respective current, former or future stockholders or Representatives shall have any further liability or obligation relating to or arising out of this Agreement or the Contemplated Transactions.

            (h)   If any party fails to pay when due any amount payable under this Section 8.3, then: (i) such party shall reimburse the other party for all costs and expenses (including fees and disbursements of counsel) incurred in connection with the collection of such overdue amount and the enforcement by the other party of its rights under this Section 8.3; and (ii) such party shall pay to the other party interest on such overdue amount (for the period commencing as of the date such overdue amount was originally required to be paid and ending on the date such overdue amount is actually paid to Parent in full) at a rate per annum equal to the sum of the Prime Rate in effect on the date such overdue amount was originally required to be paid plus 300 basis points.

            (i)    Any fee or other amount payable pursuant to this Section 8.3 shall be paid free and clear of all deductions and withholdings. Without limiting the generality of the foregoing, the parties shall use their respective reasonable best efforts to ensure that any amount payable under this Section 8.3 will not be subject to VAT. Any amount payable under this Section 8.3 shall be inclusive of any VAT chargeable thereon, and neither party shall be required to pay to the other any amount in respect of VAT.

        SECTION 9.    MISCELLANEOUS PROVISIONS

          9.1    Amendment.    This Agreement may be amended by the Company, Parent and Merger Sub at any time (whether before or after the adoption of this Agreement by the Company's stockholders); provided, however, that after any such adoption of this Agreement by the Company's stockholders, no amendment shall be made which by law requires further approval of the stockholders of the Company without the further approval of such stockholders. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.

          9.2    Waiver.

            (a)   No failure on the part of any party to exercise any power, right, privilege or remedy under this Agreement, and no delay on the part of any party in exercising any power, right, privilege or remedy under this Agreement, shall operate as a waiver of such power, right, privilege or remedy; and no single or partial exercise of any such power, right, privilege or remedy shall preclude any other or further exercise thereof or of any other power, right, privilege or remedy.

            (b)   No party shall be deemed to have waived any claim arising out of this Agreement, or any power, right, privilege or remedy under this Agreement, unless the waiver of such claim, power, right, privilege or remedy is expressly set forth in a written instrument duly executed and delivered on behalf of such party; and any such waiver shall not be applicable or have any effect except in the specific instance in which it is given.

          9.3    No Survival of Representations and Warranties.     None of the representations, warranties, covenants and agreements contained in this Agreement or in any certificate delivered pursuant hereto shall survive the Merger; provided, however, that this Section 9.3 shall not limit any covenant or agreement of the parties which by its terms contemplates performance after the Effective Time or otherwise expressly by its terms survives the Effective Time, which covenants or agreements shall survive until fully performed.

          9.4    Entire Agreement; Counterparts; Exchanges by Facsimile or Electronic Delivery.     This Agreement (including all Exhibits and Schedules hereto) constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among or between any of the parties with respect to the subject matter hereof; provided, however, that the provisions of the Confidentiality Agreement (as amended pursuant to Section 4.1(b)) shall not be superseded and shall remain in full force and effect in accordance with their terms (it being understood that nothing in the Confidentiality Agreement shall limit Parent's remedies in the event of fraud by any Acquired Company or by any Representative of any Acquired Company). This Agreement may be executed in several counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument. The exchange of a fully executed Agreement (in counterparts or otherwise) by electronic transmission in .PDF format or by facsimile shall be sufficient to bind the parties to the terms of this Agreement.

          9.5    Applicable Law; Jurisdiction; Waiver of Jury Trial.

            (a)   This Agreement, and any Legal Proceeding arising out of or relating to this Agreement (including the enforcement of any provision of this Agreement), any of the Contemplated Transactions or the legal relationship of the parties to this Agreement (whether at law or in equity, whether in contract or in tort or otherwise), shall be governed by, and construed and interpreted in accordance with, the laws of the State of Delaware, regardless of the choice of laws principles of the State of Delaware, as to all matters, including matters of validity, construction, effect, enforceability, performance and remedies. In any Legal Proceeding between any of the parties arising out of or relating to this Agreement, any of the Contemplated Transactions or the legal relationship of the parties to this Agreement (whether at law or in equity, whether in contract or in tort or otherwise), each of the parties: (i) irrevocably and unconditionally consents and submits to the exclusive jurisdiction and venue of the Court of Chancery of the State of Delaware in and for New Castle County, Delaware (unless the federal courts have exclusive jurisdiction over the matter, in which case the United States District Court for the District of Delaware); (ii) agrees that it will not attempt to deny or defeat such jurisdiction by motion or other request for leave from such court; and (iii) agrees that it will not bring any such action in any court other than the Court of Chancery of the State of Delaware in and for New Castle County, Delaware (unless the federal courts have exclusive jurisdiction over the matter, in which case the United States District Court for the District of Delaware). Service of any process, summons, notice or document to any party's address and in the manner set forth in Section 9.9 shall be effective service of process for any such action.

            (b)   EACH PARTY ACKNOWLEDGES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE IT HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE CONTEMPLATED TRANSACTIONS. EACH PARTY ACKNOWLEDGES, AGREES AND

    CERTIFIES THAT: (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD, IN THE EVENT OF LITIGATION, SEEK TO PREVENT OR DELAY ENFORCEMENT OF SUCH WAIVER; (ii) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVER; (iii) IT MAKES SUCH WAIVER VOLUNTARILY; AND (iv) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 9.5.

          9.6    Disclosure Schedule.     The Disclosure Schedule shall be arranged in separate parts corresponding to the numbered and lettered sections contained in Section 2, and the information disclosed in any numbered or lettered part shall be deemed to relate to and to qualify the particular representation or warranty set forth in the corresponding numbered or lettered section in Section 2, and any other representation or warranty where it is readily apparent on its face from the substance of the matter disclosed that such information is intended to qualify another representation or warranty.

          9.7    Attorneys' Fees.     In any action at law or suit in equity to enforce this Agreement or the rights of any of the parties hereunder, the prevailing party in such action or suit shall be entitled to receive its reasonable attorneys' fees and all other reasonable costs and expenses incurred in such action or suit.

          9.8    Assignability; No Third-Party Beneficiaries.

            (a)   This Agreement shall be binding upon, and shall be enforceable by and inure solely to the benefit of, the parties hereto and their respective successors and permitted assigns; provided, however, that neither this Agreement nor any of the Company's rights, interests or obligations hereunder may be assigned or delegated by the Company, in whole or in part, by operation of law or otherwise, without the prior written consent of Parent, and any attempted assignment or delegation of this Agreement or any of such rights, interests or obligations by the Company without Parent's prior written consent shall be void and of no effect. Parent and Merger Sub may assign any or all of their respective rights or obligations under this Agreement, in whole or in part, to any Affiliate of Parent without obtaining the consent or approval of any other party hereto; provided, however, that such assignment will not relieve Parent or Merger Sub of any of their respective obligations under this Agreement. This Agreement is not intended, and shall not be deemed, to confer any rights or remedies upon any Person other than the parties hereto and their respective successors and permitted assigns or to otherwise create any third-party beneficiary hereto, except that (i) the Indemnified Persons shall be third-party beneficiaries of Section 5.7 and (ii) the Company's stockholders shall be third-party beneficiaries of Section 1.7.

            (b)   Subject to Section 9.8(c), each of Parent and Merger Sub acknowledges that neither the Company nor any Person on behalf of the Company makes any other express or implied representation or warranty with respect to the Company or with respect to any other information Made Available to Parent or Merger Sub in connection with the Contemplated Transactions (including with respect to the accuracy or completeness thereof), other than the representations and warranties contained in Section 2 and in any certificate delivered pursuant hereto. In connection with the due diligence investigation of the Company by Parent and Merger Sub, Parent and Merger Sub have received and may continue to receive from the Company certain estimates, projections, forecasts and other forward-looking information, as well as certain business plans and cost-related plan information, regarding the Company's business and operations. Parent and Merger Sub hereby acknowledge that there are uncertainties inherent in attempting to make such estimates, projections, forecasts and other forward-looking information. Accordingly, subject to Section 9.8(c), each of Parent and Merger Sub hereby acknowledge that neither the Company nor its stockholders, directors, officers, employees, affiliates, advisors, agents or other Representatives, nor any other Person, has made or is making any representation or warranty or has or shall have any liability (whether pursuant to this Agreement, in tort or otherwise) with respect to such estimates, projections, forecasts, forward-looking information, business plans or cost-related plans (including the reasonableness of the assumptions underlying such estimates, projections, forecasts, forward-looking information, business plans or cost-related plans), except as expressly set forth in Section 2 or in any certificate delivered pursuant hereto.

            (c)   Notwithstanding anything to the contrary contained in this Agreement, nothing in Section 9.8(b) or elsewhere in this Agreement shall limit any right or remedy of Parent, Merger Sub or any of their respective Affiliates in the event of fraud with the intent to deceive (regardless of whether such fraud relates to an express representation or warranty in this Agreement).

          9.9    Notices.    Each notice, request, demand or other communication under this Agreement shall be in writing and shall be deemed to have been duly given, delivered or made as follows: (a) if delivered by hand, when delivered; (b) if sent by registered, certified or first class mail, the third Business Day after being sent; (c) if sent via an international courier service, three Business Days after being delivered to such courier; and (d) if sent by email, when sent, provided that: (i) the subject line of such email states that it is a notice delivered pursuant to this Agreement; and (ii) the sender of such email does not receive a written notification of delivery failure. All notices and other communications hereunder shall be delivered to the address or email address set forth beneath the name of such party below (or to such other address or email address as such party shall have specified in a written notice given to the other parties hereto):

            if to Parent or Merger Sub:

Dialog Semiconductor plc 100 Longwater Ave, Green Park Reading RG2 6GP, United Kingdom
Attention: General Counsel
Email:

            with a copy (which shall not constitute notice) to:

Hogan Lovells US LLP 4085 Campbell Avenue, Suite 100 Menlo Park, California 94025, USA
Attention:	Keith Flaum
Christopher R. Moore
Email:

            if to the Company:

Adesto Technologies Corporation 3600 Peterson Way Santa Clara, CA 95054
Attention:	General Counsel
Email:

            with a copy (which shall not constitute notice) to:

Fenwick & West LLP 801 California St. Mountain View, CA 94040
Attention:	Mark Leahy
David Michaels
Email:

          9.10    Cooperation.    Each party agrees to cooperate fully with the other parties and to execute and deliver such further documents, certificates, agreements and instruments and to take such other actions as may be reasonably requested such other parties to evidence or reflect the Contemplated Transactions and to carry out the intent and purposes of this Agreement.

          9.11    Severability.    Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions of this Agreement or the validity or enforceability of the invalid or unenforceable term or provision in any other situation or in any other jurisdiction. If a final judgment of a court of competent jurisdiction declares that any term or provision of this Agreement is invalid or unenforceable, the parties hereto agree to replace such invalid or unenforceable term or provision with a valid and enforceable term or provision that will achieve, to the extent possible, the economic, business and other purposes of such invalid or unenforceable term or provision. In the event that the parties are unable to agree to such replacement, the parties agree that the court making the determination referred to above shall have the power to limit such term or provision, to delete specific words or phrases or to replace such term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement shall be valid and enforceable as so modified.

          9.12    Remedies.    The Company and Parent acknowledge and agree that irreparable damage would occur in the event any of the provisions of this Agreement required to be performed by any of the parties were not performed in accordance with their specific terms or were otherwise breached, and that monetary damages, even if available, would not be an adequate remedy therefor. Accordingly, in the event of any breach or threatened breach by any party of any covenant or obligation contained in this Agreement, any non-breaching party shall be entitled to obtain, without proof of actual damages (and in addition to any other remedy to which such non-breaching party may be entitled at law or in equity): (a) a decree or order of specific performance to enforce the observance and performance of such covenant or obligation; and (b) an injunction restraining such breach or threatened breach. Each of the parties hereby waives any requirement for the securing or posting of any bond in connection with any such remedy. If, prior to the End Date, any party brings any Legal Proceeding to enforce specifically the performance of the terms and provisions hereof by any other party, the End Date shall automatically be extended by: (i) the amount of time during which such Legal Proceeding is pending, plus 20 Business Days or (ii) such other time period established by the court presiding over such Legal Proceeding, as the case may be.

          9.13    Construction.

            (a)   For purposes of this Agreement, whenever the context requires: the singular number shall include the plural, and vice versa; the masculine gender shall include the feminine and neuter genders; the feminine gender shall include the masculine and neuter genders; and the neuter gender shall include masculine and feminine genders.

            (b)   The parties hereto agree that any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not be applied in the construction or interpretation of this Agreement.

            (c)   As used in this Agreement, the words "include," "including" and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words "without limitation." All references in this Agreement to "dollars" or "$" shall mean United States Dollars.

            (d)   Unless otherwise indicated or the context otherwise requires: (i) any definition of or reference to any agreement, instrument or other document or any Legal Requirement in this Agreement shall be construed as referring to such agreement, instrument or other document or Legal Requirement as from time to time amended, supplemented or otherwise modified; (ii) any reference in this Agreement to any Person shall be construed to include such Person's successors and assigns; (iii) all references to "Sections," "Schedules" and "Exhibits" in this Agreement or in any Schedule or Exhibit to this Agreement are intended to refer to Sections of this Agreement and Schedules and Exhibits to this Agreement, respectively; (iv) the words "herein", "hereof" and "hereunder", and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision of this Agreement; and (v) any statute defined or referred to in this Agreement shall include all rules and regulations promulgated thereunder.

            (e)   The headings contained in this Agreement are for convenience of reference only, shall not be deemed to be a part of this Agreement and shall not be referred to in connection with the construction or interpretation of this Agreement.

            (f)    Notwithstanding any time limitation set forth in Section 2 (including any references to "as of the date of this Agreement" or any similar time limitation), any effect, change, development, event or circumstance occurring or existing after the date of this Agreement may be taken into account in determining whether a Material Adverse Effect has occurred or would reasonably be expected to occur, unless such effect, change, development, event or circumstance is otherwise excluded from such determination pursuant to the proviso in the definition of Material Adverse Effect.

[Remainder of page intentionally left blank]

        IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first above written.

DIALOG SEMICONDUCTOR PLC
By:	/s/ DR. JALAL BAGHERLI
	Name:	Dr. Jalal Bagherli
	Title:	Chief Executive Officer
AZARA ACQUISITION CORP.
By:	/s/ WISSAM JABRE
	Name:	Wissam Jabre
	Title:	President, Chief Financial Officer and Treasurer

Merger Agreement Signature Page

        IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first above written.

ADESTO TECHNOLOGIES CORPORATION
By:	/s/ NARBEH DERHACOBIAN
	Name:	Narbeh Derhacobian
	Title:	Chief Executive Officer

Merger Agreement Signature Page

EXHIBIT A

CERTAIN DEFINITIONS

        For purposes of the Agreement (including this Exhibit A):

        "Acquired Companies" means, collectively, the Company and the Company's Subsidiaries, and their respective predecessors (including any Entity that has been merged into the Company or any of its Subsidiaries).

        "Acquired Company Returns" has the meaning assigned to such term in Section 2.15(a) of the Agreement.

        "Acquisition Inquiry" means an inquiry, indication of interest or request for information (other than an inquiry, indication of interest or request for information made or submitted by Parent or any of its Subsidiaries) that could reasonably be expected to lead to an Acquisition Proposal.

        "Acquisition Proposal" means any offer or proposal (other than an offer or proposal made or submitted by Parent or any of its Subsidiaries) contemplating or otherwise relating to any Acquisition Transaction.

        "Acquisition Transaction" means any transaction or series of transactions (other than the Contemplated Transactions) involving:

          (a)   any merger, consolidation, amalgamation, plan or scheme of arrangement, share exchange, business combination, joint venture, issuance of securities, acquisition of securities, reorganization, recapitalization, tender offer, exchange offer or other similar transaction: (i) in which any Acquired Company is a constituent or participating corporation; (ii) in which a Person or "group" (as defined in the Exchange Act and the rules thereunder) of Persons directly or indirectly acquires beneficial or record ownership of securities representing 15% or more of the outstanding securities of any class (or instruments convertible into or exercisable or exchangeable for 15% or more of any such class) of any Acquired Company; or (iii) in which any Acquired Company issues securities representing 15% or more of the outstanding securities of any class of such Acquired Company (or instruments convertible into or exercisable or exchangeable for 15% or more of any such class);

          (b)   any sale, lease, exchange, transfer, license, sublicense, acquisition or disposition of any business or businesses or assets that constitute or account for 15% or more of the consolidated net revenues, consolidated net income or consolidated assets of the Acquired Companies; or

          (c)   any liquidation or dissolution of the Company or any of its Significant Subsidiaries.

        "Affiliate" of any Person means another Person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such first Person. For purposes of this definition and the Agreement, the term "control" (and correlative terms) means the power, whether by contract, equity ownership or otherwise, to direct the policies or management of a Person.

        "Agreement" has the meaning assigned to such term in the preamble to the Agreement.

        "Alternative Acquisition Agreement" has the meaning assigned to such term in Section 8.1(h) of the Agreement.

        "Axon IP" means all Intellectual Property exclusively licensed to the Company under the Technology License Agreement between the Company and Axon Technologies Corporation dated January 15, 2007, as amended by Amendment No. 1 dated December 1, 2010, Amendment No. 2 dated August 6, 2012 and Amendment No. 2 dated April 18, 2013.

A-A-1

        "Burdensome Condition" means any condition, remedy or action that Parent or Merger Sub is not obligated to accept or take pursuant to Section 5.8(e) of the Agreement.

        "Business Day" means any day other than a Saturday, a Sunday or a day on which banking institutions in New York, New York or London, United Kingdom are authorized or obligated by law or executive order to close.

        "Capitalization Date" has the meaning assigned to such term in Section 2.3(a) of the Agreement.

        "Certifications" has the meaning assigned to such term in Section 2.4(a) of the Agreement.

        "CFIUS" means the Committee on Foreign Investment in the United States or any U.S. Governmental Body acting in its capacity as a member of CFIUS or directly involved in CFIUS's assessment, review or investigation of the Contemplated Transactions.

        "CFIUS Approval" shall be deemed to have been obtained if: (a) the parties receive written notice from CFIUS stating that CFIUS has concluded that the Contemplated Transactions are not "covered transactions" as defined at 31 C.F.R. § 800.213, and, therefore, not subject to review by CFIUS; (b) the parties receive written notice from CFIUS stating that CFIUS has concluded all action under section 721 of the DPA with respect to the Contemplated Transactions and CFIUS has determined that there are no unresolved national security concerns with respect to the Contemplated Transactions; provided, however, that if the written notice described in this clause "(b)" requires or contemplates that Parent or any of its Affiliates take or agree to take any action or actions that would constitute a Burdensome Condition (other than a Burdensome Condition to which Parent had previously agreed in writing), then CFIUS Approval shall not be deemed to have been obtained; or (c) CFIUS shall have sent a report to the President of the United States requesting the President's decision and the President has announced a decision not to take any action to suspend or prohibit the Merger pursuant to the DPA.

        "Change in Circumstances" has the meaning assigned to such term in Section 5.2(d) of the Agreement.

        "Change in Recommendation" has the meaning assigned to such term in Section 5.2(c) of the Agreement.

        "Closing" has the meaning assigned to such term in Section 1.3 of the Agreement.

        "Closing Date" has the meaning assigned to such term in Section 1.3 of the Agreement.

        "COBRA" means the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended.

        "Code" means the United States Internal Revenue Code of 1986, as amended.

        "Company" has the meaning assigned to such term in the preamble to the Agreement.

        "Company Associate" means any current or former employee, Contract Worker, advisor, officer, member of the board of directors or managers (or similar body) or other individual service provider of or to any of the Acquired Companies or any Affiliate of any Acquired Company.

        "Company Balance Sheet" means the unaudited consolidated balance sheet of the Company and its consolidated subsidiaries as of September 30, 2019 included in the Company's Report on Form 10-Q for the fiscal quarter ended September 30, 2019, as filed with the SEC on November 8, 2019.

        "Company Board Recommendation" has the meaning assigned to such term in Section 5.2(b) of the Agreement.

        "Company Common Stock" means the Common Stock, $0.0001 par value per share, of the Company.

A-A-2

        "Company Contract" means any Contract: (a) to which any of the Acquired Companies is a party; (b) by which any of the Acquired Companies or any Company IP or any other asset of any of the Acquired Companies is or may become bound or under which any of the Acquired Companies has, or may become subject to, any obligation; or (c) under which any of the Acquired Companies has or may acquire any right or interest.

        "Company Employee Agreement" means any management, employment, severance, transaction bonus, change of control, consulting, relocation, repatriation or expatriation agreement or other Contract between any of the Acquired Companies or any Affiliate of any Acquired Company and any Company Associate, other than any such Contract which is terminable "at will" without any obligation on the part of any Acquired Company or any Affiliate of any Acquired Company to make any severance, change in control or similar payment or provide any benefit greater than required by applicable Legal Requirements.

        "Company Employee Plan" means: (a) each "employee benefit plan" (as defined in Section 3(3) of ERISA), whether or not subject to ERISA; and (b) any other employment, consulting, salary, bonus, commission, other remuneration, stock option, stock purchase or other equity-based award (whether payable in cash, securities or otherwise), benefit, incentive compensation, profit sharing, savings, pension, retirement (including early retirement and supplemental retirement), disability, insurance (including life and health insurance), vacation, deferred compensation, supplemental retirement (including termination indemnities and seniority payments), severance, termination, redundancy, retention, change of control, death and disability benefits, hospitalization, medical, life or other insurance, flexible benefits, supplemental unemployment benefits, and similar fringe, welfare or other employee benefit plan, program, agreement, contract, policy or binding arrangement (whether or not in writing) maintained or contributed to or required to be contributed to by any of the Acquired Companies or any Affiliate of any Acquired Company for the benefit of or relating to any current or former Company Associate of any Acquired Company or any ERISA Affiliate of the Acquired Companies or the dependent or beneficiary of any of them, and with respect to which any Acquired Company has any current or is reasonably likely to have any future Liability.

        "Company Equity Award" means any Company Option, any Company RSU or any Company PSU.

        "Company Equity Plans" means the Company's 2007 Equity Incentive Plan, the Company's 2015 Equity Incentive Plan and the ESPP.

        "Company ESPP Rights" has the meaning assigned to such term in Section 5.4 of the Agreement.

        "Company Inbound License" means any Contract pursuant to which any Person has licensed any Intellectual Property or Intellectual Property Rights (whether or not currently exercisable and including a right to receive a license) to any Acquired Company or granted to any Acquired Company a covenant not to sue or other right or immunity under, in or to any Intellectual Property or Intellectual Property Right (other than (i) commercially available "shrink wrap" or similar licenses for "off-the-shelf" software; (ii) licenses to Open Source Software; and (iii) non-disclosure or confidentiality agreements entered in the ordinary course of business and that do not contain an express license grant).

        "Company IP" means: (a) all Intellectual Property and Intellectual Property Rights in or to any Company Product; and (b) all Company-Owned IP.

        "Company Option" means an option to purchase shares of Company Common Stock from the Company (whether granted by the Company pursuant to the Company Equity Plans, assumed by the Company in connection with any merger, acquisition or similar transaction or otherwise issued or granted).

        "Company Outbound License" means any Contract pursuant to which any Acquired Company has granted any Person a license, covenant not to sue, or other right or immunity under, in or to any

A-A-3

Company-Owned IP, other than a non-disclosure or confidentiality agreements entered in the ordinary course of business and does not contain an express license grant.

        "Company-Owned IP" means all Intellectual Property and Intellectual Property Rights in which any of the Acquired Companies has (or purports to have) an ownership interest or an exclusive license or similar exclusive right.

        "Company Patent License" means any Contract pursuant to which: (a) any Acquired Company has granted to any Person a license, covenant not to sue, or other right or immunity under, in or to any one or more Patents; or (b) any Person has granted to any Acquired Company any license, covenant not to sue, or other right or immunity under, in or to any one or more Patents (including any Contract that includes licenses described in both clause "(a)" and clause "(b)"), in each case where the grant of a license, covenant not to sue, or other right or immunity under, in or to one or more Patents is a primary purpose of the Contract and is not merely incidental to the sale of a product.

        "Company Pension Plan" means: (a) each Company Employee Plan that is an "employee pension benefit plan," within the meaning of Section 3(2) of ERISA (whether or not subject to ERISA); and (b) any other occupational pension plan, including any final salary or money purchase plan.

        "Company Product" means any version, release or model of any product or service (including Software) that has been, or is currently being, designed, developed, distributed, provided, licensed or sold by or on behalf of any Acquired Company, including memory products, power line communication products, embedded system solutions, mixed-signal and RF IP and mixed-signal and RF ASICs.

        "Company PSU" means each restricted stock unit representing the right to vest in and be issued shares of Company Common Stock by the Company, which vesting is based in whole or in part upon the attainment of performance goals, whether granted by the Company pursuant to the Company Equity Plans, assumed by the Company in connection with any merger, acquisition or similar transaction or otherwise issued or granted and whether vested or unvested.

        "Company RSU" means each restricted stock unit representing the right to vest in and be issued shares of Company Common Stock by the Company, which vesting is based solely upon continued service of the holder, whether granted by the Company pursuant to the Company Equity Plans, assumed by the Company in connection with any merger, acquisition or similar transaction or otherwise issued or granted and whether vested or unvested.

        "Company SEC Reports" has the meaning assigned to such term in Section 2.4(a) of the Agreement.

        "Company Software" means Software owned, developed (or currently being developed), used, marketed, distributed, licensed or sold by any of the Acquired Companies at any time (other than commercially available "shrink wrap" or similar "off-the-shelf" software that is not incorporated in or embodied in any Company Product or otherwise material to an Acquired Company's business).

        "Company Stock Certificate" has the meaning assigned to such term in Section 1.6 of the Agreement.

        "Company Stockholders' Meeting" has the meaning assigned to such term in Section 5.2(a) of the Agreement.

        "Company Technology" means all IT Systems and Company Software or electronic hardware products or services made available, provided, sold, licensed to customers or leased to customers by the Acquired Companies, including any microchips, firmware, on-premise software, mobile applications or browser extensions made available or provided by any of the Acquired Companies.

        "Company Termination Fee" has the meaning assigned to such term in Section 8.3(b) of the Agreement.

A-A-4

        "Confidentiality Agreement" means that certain Mutual Confidentiality Agreement, dated as of January 5, 2020, by and between Parent and the Company.

        "Consent" means any approval, consent, ratification, permission, waiver or authorization (including any Governmental Authorization).

        "Contemplated Transactions" means all actions and transactions contemplated by the Agreement, including the Merger.

        "Continuing Employee" means each employee of the Company or any Acquired Company who is employed immediately prior to the Effective Time and continues employment with Parent, the Surviving Corporation or any Subsidiary or Affiliate of the Surviving Corporation after the Effective Time.

        "Continuing PSU" has the meaning assigned to such term in Section 5.3(h) of the Agreement.

        "Continuing RSU" has the meaning assigned to such term in Section 5.3(g) of the Agreement.

        "Contract" means any legally binding written, oral or other agreement, contract, subcontract, lease, understanding, arrangement, settlement, instrument, note, option, warranty, purchase order, license, sublicense, insurance policy, benefit plan or other legally binding commitment or undertaking of any nature, whether express or implied.

        "Contract Worker" means any independent contractor, consultant or retired person or service provider who is or was hired, retained, employed or used by any of the Acquired Companies and who is not: (a) classified by an Acquired Company as an employee; or (b) compensated by an Acquired Company through wages reported on a form W-2.

        "Convertible Notes" means the Company's 4.25% Convertible Senior Notes due 2024 issued pursuant to the Indenture.

        "Cowen" has the meaning assigned to such term in Section 2.25 of the Agreement.

        A "Designated Circumstance" shall be deemed to exist if: (a) the condition set forth in Section 6.6(b) of the Agreement is not satisfied and has not been waived; or (b) as a result of a challenge, suit, action or legal proceeding brought by CFIUS under the DPA, any of the conditions set forth in Section 6.7 or Section 6.8 of the Agreement is not satisfied and has not been waived.

        "DGCL" means the General Corporation Law of the State of Delaware.

        "Director Award" has the meaning assigned to such term in Section 5.3(b) of the Agreement.

        "Disclosure Schedule" means the disclosure schedule that has been prepared by the Company and has been delivered by the Company to Parent on the date of the Agreement.

        "DOL" means the United States Department of Labor.

        "Domain Name" means any or all of the following and all worldwide rights in, arising out of, or associated therewith: domain names, uniform resource locators and other names and locators associated with the internet.

        "DPA" means Section 721 of the Defense Production Act of 1950, as amended (50 U.S.C. § 4565), and all rules and regulations thereunder, including those codified at 31 C.F.R. Part 800 et seq.

        "EDGAR" has the meaning assigned to such term in Section 2 of the Agreement.

        "Effective Time" has the meaning assigned to such term in Section 1.3 of the Agreement.

        "Encumbrance" means any lien (statutory or other), pledge or other deposit arrangement, hypothecation, charge, assessment, levy, assignment, mortgage, deed of trust, easement, encroachment,

A-A-5

imperfection of title, title exception, title defect, title retention, right of possession, lease, tenancy license, security interest, arrangement or agreement, executory seizure, attachment, garnishment, encumbrance (including any exception, reservation or limitation, right of way, and the like), conditional sale, infringement, interference, option, right of first refusal, preemptive right, community property interest or restriction of any nature (including any restriction on the voting of any security, any restriction on the transfer of any security or other asset, any restriction on the receipt of any income derived from any asset, any restriction on the use of any asset and any restriction on the possession, exercise or transfer of any other attribute of ownership of any asset).

        "End Customer" means an original equipment manufacturer or other Person with or into whose branded products a Company Product is included or incorporated. For purposes of this definition, any customer of an Acquired Company that is not a Supply Chain Customer shall be deemed to be an End Customer.

        "End Date" has the meaning assigned to such term in Section 8.1(b) of the Agreement.

        "Enforceability Exceptions" means: (a) legal limitations on enforceability arising from applicable bankruptcy and other similar Legal Requirements affecting the rights of creditors generally; (b) legal limitations on enforceability arising from rules of law governing specific performance, injunctive relief and other equitable remedies; and (c) legal limitations on the enforceability of provisions requiring indemnification against liabilities under securities laws in connection with the offering, sale or issuance of securities.

        "Entity" means any corporation (including any non-profit corporation), general partnership, limited partnership, limited liability partnership, joint venture, estate, trust, company (including any company limited by shares, limited liability company or joint stock company), firm, society or other enterprise, association, organization or entity.

        "Environmental Law" means any Legal Requirement, including any Governmental Authorization required thereunder, relating to: (a) the protection, preservation or restoration of the environment (including air, water vapor, surface water, groundwater, drinking water supply, surface land, subsurface land, plant or animal life, or any other natural resource); (b) the exposure to, or the use, storage, recycling, treatment, generation, transportation, processing, handling, distribution, sale, labeling, production, Release or disposal of hazardous or toxic substances, materials or wastes; or (c) the protection of human health or safety (to the extent relating to exposure to Hazardous Materials).

        "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

        "ERISA Affiliate" means any Person under common control with any of the Acquired Companies within the meaning of Sections 414(b), (c), (m) and (o) of the Code, and the regulations thereunder.

        "ESPP" has the meaning assigned to such term in Section 2.3(b) of the Agreement.

        "Exchange Act" means the Securities Exchange Act of 1934, as amended.

        "Existing D&O Policy" has the meaning assigned to such term in Section 5.7(b) of the Agreement.

        "Final Exercise Date" has the meaning assigned to such term in Section 5.4 of the Agreement.

        "Foreign Export and Import Law" means any Legal Requirement of a Governmental Body (other than a U.S. Governmental Body) regulating exports, imports or re-exports to or from such foreign country, including the export or re-export of any goods, services or technical data.

        "Foreign Plan" means any: (a) plan, program, policy, practice, Contract or other arrangement of any Acquired Company mandated by a Governmental Body outside the United States; (b) Company Employee Plan that is subject to any of the Legal Requirements of any jurisdiction outside the United States; or (c) Company Employee Plan that covers or has covered any Company Associate whose services are or have been performed primarily outside of the United States.

A-A-6

        "GAAP" means generally accepted accounting principles in the United States.

        "Government Contract" means any prime contract, subcontract, purchase order, task order, delivery order, teaming agreement, joint venture agreement, strategic alliance agreement, basic ordering agreement, pricing agreement, letter contract or other similar arrangement of any kind that is currently active in performance or that has been active in performance at any time in the five year period prior to the date of the Agreement with: (a) any Governmental Body; (b) any prime contractor of a Governmental Body in its capacity as a prime contractor; or (c) any subcontractor at any tier with respect to any contract of a type described in clause "(a)" or clause "(b)" above. A task, purchase or delivery order under a Government Contract shall not constitute a separate Government Contract, for purposes of this definition, but shall be part of the Government Contract to which it relates.

        "Governmental Authorization" means: (a) any permit, license, certificate, franchise, permission, variance, clearance, registration, qualification or authorization issued, granted, given or otherwise made available by or under the authority of any Governmental Body or pursuant to any Legal Requirement; or (b) any right under any Contract with any Governmental Body, and shall also include the expiration of the waiting period under the HSR Act and any required approval or clearance of any Governmental Body pursuant to any applicable foreign Legal Requirement relating to antitrust or competition matters.

        "Governmental Body" means: (a) multinational or supranational body exercising legislative, judicial or regulatory powers; (b) any nation, state, commonwealth, province, territory, county, municipality, district or other jurisdiction of any nature; (c) any federal, state, provincial, local, municipal, foreign or other government; (d) any instrumentality, subdivision, department, ministry, board, court, administrative agency or commission, or other governmental entity, authority or instrumentality or political subdivision thereof; or (e) any quasi-governmental, professional association or organization or private body exercising any executive, legislative, judicial, regulatory, taxing, importing or other governmental functions.

        "Hazardous Materials" means any substance, material, chemical, element, compound, mixture, solution, and/or waste listed, defined, designated, identified, or classified as hazardous, toxic, radioactive, dangerous or other words of similar import, or otherwise regulated, or which can form the basis for Liability, under any Environmental Law. Hazardous Materials include any substance, element, compound, mixture, solution and/or waste to which exposure is regulated by any Governmental Body or any Environmental Law, including any toxic waste, pollutant, contaminant, hazardous substance (including toxic mold), toxic substance, hazardous waste, special waste, industrial substance or petroleum or any derivative or byproduct thereof, radon, radioactive material, asbestos or asbestos-containing material, urea formaldehyde, foam insulation or polychlorinated biphenyls.

        "HSR Act" means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

        "Indemnified Persons" has the meaning assigned to such term in Section 5.7(a) of the Agreement.

        "Indenture" means the Indenture, dated as of September 23, 2019, between the Company and the Trustee with respect to the Convertible Notes.

        "Information Privacy and Security Laws" means all applicable Legal Requirements relating to the processing, use, disclosure, collection, privacy, processing, transfer or security of Protected Information, surveillance, espionage or national security and all regulations promulgated and guidance issued by Governmental Bodies thereunder.

        "Intellectual Property" means any or all of the following: (a) inventions (whether patentable or not), invention disclosures, industrial designs, improvements, trade secrets, proprietary information, methods, processes, recipes, know-how, technology, materials, chemistries, technical data and customer lists, and all documentation relating to any of the foregoing; (b) business, technical and know-how information,

A-A-7

non-public information, confidential information, databases and data collections and all rights therein; (c) works of authorship (including Software (whether in source code, object code, firmware or other form)), interfaces, integrated circuits, photomasks, architectures, designs, diagrams, architecture, documentation, files, layouts, records, schematics, specifications, verilog files, netlists, emulation and simulation reports, IP cores, gate arrays, test vectors and hardware development tools; (d) URLs and websites; (e) logos and marks (including brand names, product names, and slogans); and (f) any other form of technology, whether or not embodied in any tangible medium.

        "Intellectual Property Rights" means any or all rights of the following types, which may exist or be created under the Legal Requirements of any jurisdiction in the world: (a) patents and applications therefor and all reissues, divisions, renewals, extensions, provisionals, certificates of invention and statutory invention registrations, continued prosecution applications, requests for continued examination, reexaminations, continuations and continuations-in-part thereof ("Patents"); (b) copyrights, and registrations and applications therefor, mask works, whether registered or not, and all other rights corresponding thereto throughout the world including moral and economic rights of authors and inventors, however denominated; (c) rights in industrial designs and any registrations and applications therefor; (d) trade names, trade dress, slogans, all identifiers of source, fictitious business names (D/B/As), Domain Names, logos, trademarks and service marks, including all goodwill therein, and any and all common law rights, registrations and applications therefor; (e) rights in trade secrets (including, those trade secrets defined in the Uniform Trade Secrets Act and under corresponding foreign statutory and common law), business, technical and know-how information, non-public information, and confidential information, including all Software source code, documentation, processes, technology, formulae, customer lists, business and marketing plans, inventions (whether or not patentable) and marketing information and rights to limit the use or disclosure thereof by any Person; and (f) any other proprietary rights in Intellectual Property or similar or equivalent rights to any of the foregoing.

        "IRS" means the United States Internal Revenue Service.

        "IT System" means any software, hardware, network or systems owned or controlled by or on behalf of any of the Acquired Companies, including any server, workstation, router, hub, switch, data line, desktop application, server-based application, mobile application, cloud service hosted or provided by any of the Acquired Companies, mail server, firewall, database, source code or object code.

        "ITAR" means the International Traffic in Arms Regulations.

        "Joint Voluntary Notice" means a joint voluntary notice filed with CFIUS in accordance with the DPA.

        "knowing and intentional breach" has the meaning assigned to such term in Section 8.2 of the Agreement.

        An Entity shall be deemed to have "Knowledge" of a fact or other matter if any of the members of its board of directors or any member of the management of such Entity has actual knowledge of such fact or other matter; provided, however, that the Company shall only be deemed to have Knowledge of a fact or other matter if any of the individuals listed on Schedule 1 has actual knowledge of such fact or other matter.

        "Leased Real Property" has the meaning assigned to such term in Section 2.7(a) of the Agreement.

        "Leases" has the meaning assigned to such term in Section 2.7(a) of the Agreement.

        "Legal Proceeding" means any action, suit, litigation, arbitration or proceeding (including any civil, criminal, administrative or appellate proceeding), and, for any purpose other than Section 6.8 of the Agreement, any hearing, claim, inquiry, audit, examination, investigation or investigative proceeding, in each case commenced, brought, conducted or heard by or before, or otherwise involving, any court or other Governmental Body or any arbitrator or arbitration panel.

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        "Legal Requirement" means any federal, state, local, municipal, foreign or other law, statute, constitution, principle of common law, resolution, ordinance, code, edict, decree, rule, regulation, guidance, order, award, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Body.

        "Liability" means any debt, obligation, duty or liability of any nature (including any unknown, undisclosed, unmatured, unaccrued, unasserted, contingent, indirect, conditional, vicarious, derivative, joint, several or secondary liability), regardless of whether such debt, obligation, duty or liability would be required to be disclosed on a balance sheet prepared in accordance with GAAP and regardless of whether such debt, obligation, duty or liability is immediately due and payable.

        Any statement in Section 2 of the Agreement to the effect that any information, document or other material has been "Made Available to Parent" means that such information, document or material was: (a) filed with the SEC and publicly available on EDGAR in unredacted form at least three Business Days before the date of the Agreement; or (b) made available for review by Parent or Parent's Representatives at least 24 hours prior to the execution of the Agreement in the "Project Argon" virtual data room maintained by the Company with Merrill DatasiteOne in connection with the Merger.

        "Major Customer" has the meaning assigned to such term in Section 2.11(a) of the Agreement.

        "Major Supplier" has the meaning assigned to such term in Section 2.11(b) of the Agreement.

        "Material Adverse Effect" means any effect, change, development, event or circumstance that, considered individually or together with all other effects, changes, developments, events and circumstances, has had or resulted in, or would reasonably be expected to have or result in, a material adverse effect on: (a) the business, financial condition or results of operations of the Acquired Companies taken as a whole; or (b) the ability of the Company to timely consummate the Merger; provided, however, that, with respect to clause "(a)" above, a change occurring after the date of the Agreement shall not be deemed to constitute a Material Adverse Effect if such change results from: (i) adverse economic conditions in the United States or in other locations in which the Acquired Companies have material operations, except to the extent such economic conditions have a disproportionate effect on any of the Acquired Companies as compared to other companies in the semiconductor industry; (ii) adverse economic conditions that generally affect the semiconductor industry or global economic or business conditions, including any conditions generally affecting financial, credit, foreign exchange or capital markets, except to the extent such economic conditions have a disproportionate effect on any of the Acquired Companies as compared to other companies in the semiconductor industry; (iii) changes after the date of the Agreement in Legal Requirements or changes after the date of the Agreement in GAAP or other accounting standards (or the interpretation thereof), except in each case to the extent such changes have a disproportionate effect on any of the Acquired Companies as compared to other companies in the semiconductor industry; (iv) changes after the date of the Agreement in political conditions in the U.S. or any other country where the Acquired Companies have material operations, or acts of war, sabotage or terrorism in the U.S. or in other locations in which the Acquired Companies have material operations, except in each case to the extent such changes or acts have a disproportionate effect on any of the Acquired Companies as compared to other companies in the semiconductor industry; (v) acts of God, natural disasters, weather conditions, epidemics, pandemics, or the worsening of any of the foregoing, or other calamities occurring after the date of the Agreement, except in each case to the extent such events or conditions have a disproportionate effect on any of the Acquired Companies as compared to any of the other companies in the semiconductor industry; (vi) the imposition of new or increased import tariffs, except in each case to the extent such tariffs have a disproportionate effect on any of the Acquired Companies as compared to other companies in the semiconductor industry; (vii) losses of customers, manufacturers, suppliers, distributors, partners or other business relationships or employees that are attributable to, or

A-A-9

result from, (A) the execution, delivery, announcement or pendency of the Agreement or (B) the identity of Parent or any of its Subsidiaries; (viii) any stockholder class action or derivative litigation commenced against the Company after the date of the Agreement and arising from allegations of breach of fiduciary duty of the Company's directors relating to their approval of the Agreement or from allegations of false or misleading public disclosure by the Company with respect to the Agreement; or (ix) any failure, in and of itself, by the Company or any of its Subsidiaries to meet any internal or external budgets, plans, projections, forecasts, estimates or expectations of the Company's revenue, earnings or other financial performance or results of operations for any period after the date of this Agreement and any financial analyst downgrade resulting therefrom (it being understood that the facts, circumstances or occurrences giving rise or contributing to any such failure may be taken into account for the purpose of determining whether a Material Adverse Effect has occurred or would reasonably be expected to occur to the extent such facts, circumstances or occurrences are not otherwise excluded from such determination pursuant to the proviso in this definition of Material Adverse Effect).

        "Maximum Premium" has the meaning assigned to such term in Section 5.7(b) of the Agreement.

        "Merger" has the meaning assigned to such term in the recitals of the Agreement.

        "Merger Consideration" means the cash consideration that a holder of shares of Company Common Stock who does not perfect his, her or its appraisal rights under the DGCL is entitled to receive in exchange for such shares of Company Common Stock pursuant to Section 1.5 of the Agreement.

        "Merger Sub" has the meaning assigned to such term in the preamble to the Agreement.

        "OFAC" means the Office of Foreign Assets Control of the U.S. Department of the Treasury.

        "Open Source Software" means software that is distributed or made available under "open source" or "free software" terms, including any software distributed or made available under the GPL, LGPL, Mozilla License, Apache License, Common Public License, BSD license or similar terms and including any Software distributed or made available with any license term or condition that imposes or purports to impose a requirement or condition that a licensee grant a license or immunity under its Intellectual Property Rights or that any of its Software or part thereof be: (a) disclosed, distributed or made available in source code form; (b) licensed for the purpose of making modifications or derivative works; or (c) redistributable at no or nominal charge.

        "Option Exchange Ratio" means, for each Unvested Company Option, a fraction (a) the numerator of which is the Spread for such Unvested Company Option and (b) the denominator of which is the Parent Share Price, rounded to four decimal places (with amounts 0.00005 and above rounded up).

        "Order" means any order, writ, injunction, judgment or decree.

        "Parent" has the meaning assigned to such term in the preamble to the Agreement.

        "Parent Equity Plan" means the Dialog Semiconductor plc Employee Share Plan.

        "Parent Ordinary Shares" means the ordinary shares, of 10 pence each, of Parent.

        "Parent RSU" has the meaning assigned to such term in Section 5.3(c) of the Agreement.

        "Parent Share Price" means an amount equal to the average closing price of Parent Ordinary Shares on the Frankfurt Stock Exchange (Xetra) for the six consecutive trading days ending with the complete trading day ending two trading days prior to the Closing Date, expressed in dollars using the average closing mid-point rate for exchanges between euros and dollars quoted by the Wall Street Journal (U.S. Edition) for the trading day that is two trading days prior to the Closing Date, and rounded to four decimal places (with amounts 0.00005 and above rounded up).

A-A-10

        "Parent Termination Fee" has the meaning assigned to such term in Section 8.3(e) of the Agreement.

        "Paying Agent" has the meaning assigned to such term in Section 1.7(a) of the Agreement.

        "Payment Fund" has the meaning assigned to such term in Section 1.7(a) of the Agreement.

        "PCI DSS" means the Payment Card Industry Data Security Standard, issued by the Payment Card Industry Security Standards Council.

        "Permitted Encumbrance" means any of the following as to which no enforcement, collection, execution, levy or foreclosure proceeding shall have been commenced and as to which no Acquired Company is subject to civil or criminal liability due to its existence: (a) liens for Taxes not yet due and payable for which adequate reserves have been maintained in accordance with GAAP; (b) Encumbrances imposed by Legal Requirements, such as materialmen's, mechanics', carriers', workmen's and repairmen's liens and other similar liens arising in the ordinary course of business; (c) pledges or deposits arising in the ordinary course of business to secure obligations under workers' compensation laws or similar legislation or to secure public or statutory obligations; (d) minor liens that have arisen in the ordinary course of business and that do not, individually or in the aggregate, materially adversely affect the value of or the use of such property for its current and anticipated purposes; and (e) non-exclusive licenses of Company IP and Company Technology granted by the Company in ordinary course of business and consistent with past practice.

        "Person" means any individual, Entity or Governmental Body.

        "Pre-Closing Period" has the meaning assigned to such term in Section 1.5(b) of the Agreement.

        "Price Per Share" has the meaning assigned to such term in Section 1.5(a)(iii) of the Agreement.

        "Prime Rate" means the rate of interest quoted in the print edition of The Wall Street Journal, "Money Rates" section, as the prime rate, as in effect from time to time.

        "Protected Information" means any information that: (a) relates to an identified or identifiable individual or device used by an individual; (b) is governed, regulated or protected by any Information Privacy and Security Law; (c) any Acquired Company receives from or on behalf of any individual customer of such Acquired Company; (d) is covered by the PCI DSS; (e) is subject to a confidentiality obligation or in which any Acquired Company has Intellectual Property Rights; or (f) is derived from Protected Information.

        "Proxy Statement" means the proxy statement to be sent to the Company's stockholders in connection with the Company Stockholders' Meeting.

        "Recommendation Change Notice" has the meaning assigned to such term in Section 5.2(d) of the Agreement.

        "Registered IP" means all Intellectual Property Rights that are registered, filed or issued with, by or under the authority of any Governmental Body, including all patents, registered copyrights, registered mask works and registered trademarks and all applications for any of the foregoing.

        "Release" means any emission, spill, seepage, leak, escape, leaching, discharge, injection, pumping, pouring, emptying, dumping, disposal, migration, threatened release or release of Hazardous Materials from any source into, through or upon the indoor or outdoor environment.

        "Representatives" means directors, officers, other employees (at the level of Vice President or above for purposes of Section 4.3(g) and clause "(f)" of the definition of "Triggering Event"), agents, attorneys, accountants and advisors.

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        "Required Company Stockholder Vote" has the meaning assigned to such term in Section 2.23 of the Agreement.

        "RSU Exchange Ratio" means, a fraction (a) the numerator of which is the Price Per Share and (b) the denominator of which is the Parent Share Price, rounded to four decimal places (with amounts 0.00005 and above rounded up).

        "Sarbanes-Oxley Act" means the Sarbanes-Oxley Act of 2002, as it may be amended from time to time.

        "SEC" means the United States Securities and Exchange Commission.

        "Section 409A" has the meaning assigned to such term in Section 2.3(b) of the Agreement.

        "Securities Act" means the Securities Act of 1933, as amended.

        "Sexual Misconduct Allegation" has the meaning assigned to such term in Section 2.16(g) of the Agreement.

        "Significant Subsidiary" means, with respect to an Entity, any Subsidiary of such Entity that owns assets that constitute or account for 10% or more of the consolidated net revenues, consolidated net income or consolidated assets of such Entity and all of its Subsidiaries taken as a whole.

        "Software" means, collectively, computer software (including drivers), firmware and other code incorporated or embodied in hardware devices, data files, source code and object codes, tools, user interfaces, manuals and other specifications and documentation and all know-how relating thereto.

        "Source Material" means, collectively, any Software or integrated-circuit, hardware, or component design or programming materials, or related documentation, expressed in source code or other human-readable form intelligible to trained developers, and any elements of design or programming in netlist, hardware description language (including VHDL, Verilog, and SystemC), or photomask form, including any design databases, layout databases, design files, GDSII files, Gerber files, and circuit schematics and simulations.

        A "Specified Circumstance" shall be deemed to exist if: (a) the condition set forth in Section 6.6(b) of the Agreement is not satisfied and has not been waived; or (b) as a result of a challenge, suit, action or legal proceeding brought by CFIUS under the DPA, any of the conditions set forth in Section 6.7, Section 6.8 or Section 7.6 of the Agreement is not satisfied and has not been waived.

        "Specified Governmental Body" means any Governmental Body that has jurisdiction over: (a) the Company, Parent, Merger Sub or any of their respective Significant Subsidiaries; (b) any business or asset of any Acquired Company that is material to the Acquired Companies, taken as a whole; or (c) any business or asset of Parent or any of its Subsidiaries that is material to Parent and its Subsidiaries, taken as a whole; provided that for purposes of Section 6.8 of the Agreement, "Specified Governmental Body" shall only include any such Governmental Body in the jurisdictions set forth in Schedule 2.

        "Specified Representations" means the representations and warranties of the Company contained in Section 2.3(a), the first sentence of Section 2.3(b), Section 2.3(c), Section 2.3(d) (other than Section 2.3(d)(iv) ), Section 2.3(e), Section 2.5(a), Section 2.13(f), Section 2.20, Section 2.22, Section 2.23, Section 2.25 and Section 2.26(a) of the Agreement.

        "Spread" has the meaning assigned to such term in Section 5.3(a) of the Agreement.

        "Standards Organization" has the meaning assigned to such term in Section 2.8(c) of the Agreement.

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        An Entity shall be deemed to be a "Subsidiary" of another Person if such Person directly or indirectly owns or purports to own, beneficially or of record: (a) an amount of voting securities of other interests in such Entity that is sufficient to enable such Person to elect at least a majority of the members of such Entity's board of directors or other governing body; or (b) at least 50% of the outstanding equity, voting or financial interests in such Entity.

        "Superior Offer" means an unsolicited, bona fide, written offer by a third party to purchase, in exchange for consideration consisting exclusively of cash or publicly traded equity securities or a combination thereof, substantially all of the outstanding shares of Company Common Stock, that: (a) was not obtained or made as a direct or indirect result of a breach of or any action inconsistent with Section 4.3 or Section 5.2 of the Agreement; and (b) is on terms and conditions that the Company's board of directors determines in good faith, after having consulted with the Company's financial advisor and the Company's outside legal counsel and the likelihood and timing of consummation of the transaction contemplated by such offer (including the availability of financing), to be more favorable from a financial point of view to the Company's stockholders than the Merger.

        "Supply Chain Customer" means any contract manufacturer, electronics manufacturing service provider, original design manufacturer or other Person that makes the determination as to whether a Company Product will be included or incorporated with or into any product for an End Customer.

        "Support Agreement" has the meaning assigned to such term in the recitals of the Agreement.

        "Surviving Corporation" has the meaning assigned to such term in Section 1.1 of the Agreement.

        "Takeover Statute" has the meaning assigned to such term in Section 2.21 of the Agreement.

        "Tax" means any federal, state, local, foreign or other tax (including any income tax, franchise tax, capital gains tax, gross receipts tax, value-added tax, surtax, estimated tax, unemployment tax, national health insurance tax, excise tax, ad valorem tax, transfer tax, stamp tax, sales tax, use tax, property tax, business tax, withholding tax or payroll tax), levy, assessment, tariff, duty (including any customs duty), fee, and any related charge or amount in lieu of or in the nature of a tax (including any fine, penalty or interest), imposed, assessed or collected by or under the authority of any Governmental Body. For purposes of this Agreement, "Tax" also includes any obligations under any agreements or arrangements with any person with respect to the Liability for, or sharing of, taxes (including pursuant to Treas. Reg. § 1.1502-6 or comparable provisions of state, local or foreign tax law) and including any Liability for taxes as a transferee or successor, by contract or otherwise.

        "Tax Return" means any return (including any information return), report, statement, declaration, estimate, schedule, notice, notification, form, election, certificate or other document or information, and any amendment or supplement to any of the foregoing, filed with or submitted to, or required to be filed with or submitted to, any Governmental Body in connection with the determination, assessment, collection or payment of any Tax or in connection with the administration, implementation or enforcement of or compliance with any Legal Requirement relating to any Tax.

        "Treasury Regulations" means the regulations promulgated under the Code by the United States Department of Treasury.

        A "Triggering Event" shall be deemed to have occurred if: (a) the Company's board of directors or any committee thereof shall have: (i) withdrawn the Company Board Recommendation; (ii) modified the Company Board Recommendation in a manner adverse to Parent; or (iii) taken, authorized or publicly proposed any of the actions referred to in Section 5.2(c) of the Agreement; (b) the Company shall have failed to include the Company Board Recommendation in the Proxy Statement; (c) following an Acquisition Proposal or any material modification thereto being publicly disclosed, announced, commenced, submitted or made and not publicly withdrawn, the Company's board of directors shall have failed to publicly reaffirm the Company Board Recommendation or its determination that the

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Merger is in the best interests of the Company's stockholders within 10 Business Days (or, if earlier, prior to the Company Stockholders' Meeting) after Parent requests that the Company Board Recommendation or such determination be reaffirmed publicly; provided that for purposes of this clause "(c)," Parent shall not be entitled to request more than two such reaffirmations with respect to any such Acquisition Proposal or material modification thereto; (d) a tender or exchange offer relating to shares of Company Common Stock shall have been commenced and the Company shall not have sent to its securityholders, within 10 Business Days after the commencement of such tender or exchange offer (or, if earlier, prior to the Company Stockholders' Meeting), a statement disclosing that the Company recommends rejection of such tender or exchange offer and reaffirming the Company Board Recommendation; (e) an Acquisition Proposal shall have been publicly announced, and the Company shall have failed to issue a press release that reaffirms the Company Board Recommendation within 10 Business Days (or, if earlier, prior to the Company Stockholders' Meeting) after such Acquisition Proposal is publicly announced; or (f) any of the Acquired Companies or any Representative of any of the Acquired Companies shall have breached any of the provisions set forth in Section 4.3 or Section 5.2 which results in an Acquisition Proposal.

        "Trustee" means U.S. Bank National Association.

        "U.S. Export and Import Law" means any U.S. Legal Requirement regulating exports, re-export, deemed (re)export, transfer or imports to or from the United States of goods, services, software or technical data from the United States, including the United States Export Control Reform Act of 2018, the Export Administration Regulations, the Arms Export Control Act, ITAR, the economic sanctions laws, regulations and executive orders administered by OFAC, the Tariff Act of 1930 and the Trade Act of 1974.

        "Uncertificated Shares" has the meaning assigned to such term in Section 1.6 of the Agreement.

        "Unvested Company Option" has the meaning assigned to such term in Section 5.3(c) of the Agreement.

        "VAT" means any Tax imposed in compliance with the Council Directive of 28 November 2006 on the common system of value added tax (EC Directive 2006/112) and any other Tax of a similar nature, whether imposed in a member state of the European Union in substitution for, or levied in addition to, such Tax, or imposed elsewhere.

        "Vested Company Option" has the meaning assigned to such term in Section 5.3(a) of the Agreement.

        "Vested Company RSUs" has the meaning assigned to such term in Section 5.3(e) of the Agreement.

        "Vested Company PSUs" has the meaning assigned to such term in Section 5.3(f) of the Agreement.

        "WARN Act" has the meaning assigned to such term in Section 2.16(e) of the Agreement.

        "Warrant" means a warrant to purchase share of Company Common Stock from the Company.

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EXHIBIT B

PERSONS ENTERING INTO SUPPORT AGREEMENTS

A-B-1

EXHIBIT C

FORM OF CERTIFICATE OF INCORPORATION OF SURVIVING CORPORATION

A-C-1

SCHEDULE 1

PERSONS INCLUDED IN DEFINITION OF "KNOWLEDGE"

SCHEDULE 2

JURISDICTIONS

ANNEX B

OPINION OF COWEN AND COMPANY, LLC

February 19, 2020

Board of Directors
Adesto Technologies Corporation
3600 Peterson Way
Santa Clara, CA 95054

Members of the Board:

        In your capacity as members of the Board of Directors (the "Board of Directors") of Adesto Technologies Corporation (the "Company"), you have requested our opinion (the "Opinion"), as investment bankers, as to the fairness, from a financial point of view, to the holders of the common stock, par value $0.0001 per share, of the Company ("Company Common Stock"), other than Acquirer (as defined below) and its affiliates, of the Consideration (as defined below) to be received by the stockholders of the Company pursuant to the terms of that certain Agreement and Plan of Merger (the "Agreement"), by and among Dialog Semiconductor PLC ("Acquirer"), Azara Acquisition Corp. ("Merger Sub") and the Company.

        As more specifically set forth in the Agreement, and subject to the terms, conditions and adjustments set forth in the Agreement, Merger Sub will be merged with and into the Company (the "Transaction") and each outstanding share of Company Common Stock, other than those shares of Company Common Stock that are not being converted into the right to receive the Consideration under the Agreement, will be converted into the right to receive $12.55 in cash (the "Consideration").

        Cowen and Company, LLC ("we" or "Cowen"), as part of its investment banking business, is continually engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, secondary distributions of listed and unlisted securities, private placements and valuations for corporate and other purposes. In the ordinary course of our business, we and our affiliates may actively trade the securities of the Company and Acquirer and/or their respective affiliates for our own account and for the accounts of our customers and, accordingly, may at any time hold a long or short position in such securities.

        We are acting as exclusive financial advisor to the Board of Directors of the Company in connection with the Transaction and will receive a fee from the Company for our services, a significant portion of which is contingent upon the consummation of the Transaction. We will also receive a fee for providing this Opinion. In addition, the Company has agreed to reimburse our expenses and indemnify us for certain liabilities that may arise out of our engagement. In the two years preceding the date of this Opinion, Cowen has served as lead-left bookrunning underwriter and sole initial purchaser to the Company in connection with two securities offerings by the Company and has received fees for the rendering of such services. In addition, in the two years preceding the date of this Opinion, Cowen has served as a financial advisor to Acquirer in connection with two acquisitions by Acquirer and has received fees for the rendering of such services. Cowen and its affiliates may in the future provide commercial and investment banking services to the Company and Acquirer and may receive fees for the rendering of such services.

        In connection with our Opinion, we have reviewed and considered such financial and other matters as we have deemed relevant, including, among other things:

  •
  a draft of the Agreement dated February 19, 2020;

  •
  certain publicly available financial and other information for the Company and certain other relevant financial and operating data furnished to Cowen by management of the Company;

  •
  certain internal financial analyses, financial forecasts, reports and other information concerning the Company prepared by the management of the Company (the "Company Forecasts");

  •
  discussions we have had with certain members of the management of the Company concerning the historical and current business operations, financial condition and prospects of the Company and such other matters we deemed relevant;

  •
  certain operating results of the Company as compared to the operating results of certain publicly traded companies we deemed relevant;

  •
  certain financial and stock market information for the Company as compared with similar information for certain publicly traded companies we deemed relevant;

  •
  certain financial terms of the Transaction as compared to the financial terms of certain selected business combinations we deemed relevant; and

  •
  such other information, financial studies, analyses and investigations and such other factors that we deemed relevant for the purposes of this Opinion.

        In conducting our review and arriving at our Opinion, we have, with your consent, assumed and relied, without independent investigation, upon the accuracy and completeness of all financial and other information provided to us by the Company or which is publicly available or was otherwise reviewed by us. We have not undertaken any responsibility for the accuracy, completeness or reasonableness of, or independent verification of, such information. We have relied upon, without independent verifications, the assessment of the management of the Company as to the existing products and services of the Company and the viability of, and risks associated with, the future products and services of the Company. In addition, we have not conducted nor have assumed any obligation to conduct any physical inspection of the properties or facilities of the Company. We have further relied upon the Company's representation that all information provided to us by the Company is accurate and complete in all material respects. We have, with your consent, assumed that the Company Forecasts were reasonably prepared by the management of the Company on bases reflecting the best currently available estimates and good faith judgments of such management as to the future performance of the Company, and that such Company Forecasts provide a reasonable basis for our Opinion. We express no opinion as to the Company Forecasts or the assumptions on which they were made. We expressly disclaim any undertaking or obligation to advise any person of any change in any fact or matter affecting our Opinion of which we become aware after the date hereof.

        We have assumed that there were no material changes in the assets, liabilities, financial condition, results of operations, business or prospects of the Company since the date of the last financial statements made available to us. We have not made or obtained any independent evaluations, valuations or appraisals of the assets or liabilities of the Company, nor have we been furnished with such materials. In addition, we have not evaluated the solvency or fair value of the Company, Acquirer or Merger Sub under any state or federal laws relating to bankruptcy, insolvency or similar matters. Our Opinion does not address any legal, tax or accounting matters related to the Agreement or the Transaction, as to which we have assumed that the Company and the Board of Directors of the Company have received such advice from legal, tax and accounting advisors as each has determined appropriate. Our Opinion addresses only the fairness of the Consideration, from a financial point of view to the stockholders of the Company, other than Acquirer and its affiliates. We express no view as to any other aspect or implication of the Transaction or any other agreement, arrangement or understanding entered into in connection with the Transaction or otherwise. Our Opinion is necessarily based upon economic and market conditions and other circumstances as they exist and can be evaluated by us on the date hereof. It should be understood that although subsequent developments may affect our Opinion, we do not have any obligation to update, revise or reaffirm our Opinion and we expressly disclaim any responsibility to do so.

        We have not considered any potential legislative or regulatory changes currently being considered or recently enacted by the United States or any foreign government, or any domestic or foreign regulatory body, or any changes in accounting methods or generally accepted accounting principles that may be adopted by the Securities and Exchange Commission, the Financial Accounting Standards Board, or any similar foreign regulatory body or board.

        For purposes of rendering our Opinion we have assumed in all respects material to our analysis, that the representations and warranties of each party contained in the Agreement are true and correct, that each party will perform all of the covenants and agreements required to be performed by it under the Agreement and that all conditions to the consummation of the Transaction will be satisfied without waiver thereof. We have assumed that the final form of the Agreement will be substantially similar to the last draft reviewed by us. We have also assumed that all governmental, regulatory and other consents and approvals contemplated by the Agreement will be obtained and that in the course of obtaining any of those consents no restrictions will be imposed or waivers made that would have an adverse effect on the contemplated benefits of the Transaction. We have assumed that the Transaction will be consummated in a manner that complies with the applicable provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all other applicable state or federal statutes, rules and regulations.

        It is understood that our Opinion is intended for the benefit and use of the Board of Directors of the Company in its consideration of the financial terms of the Transaction. Our Opinion should not be disclosed, referred to, or communicated (in whole or in part) to any third party for any purpose whatsoever except with our prior written approval. However, our Opinion may be reproduced in full in disclosure documents relating to the Transaction which the Company is required to file under the Securities Exchange Act of 1934, as amended. Our Opinion does not constitute a recommendation to any stockholder or any other person as to how to vote with respect to the Transaction or to take any other action in connection with the Transaction or otherwise. We have not been requested to opine as to, and our Opinion does not in any manner address, the Company's underlying business decision to effect the Transaction or the relative merits of the Transaction as compared to other business strategies or transactions that might be available to the Company. In addition, we have not been requested to opine as to, and our Opinion does not in any manner address, (i) the fairness of the amount or nature of the compensation to any of the Company's officers, directors or employees, or class of such persons, relative to the compensation to the public stockholders of the Company, or (ii) whether the Acquirer has sufficient cash, available lines of credit or other sources of funds to enable it to pay the Consideration at the closing of the Transaction.

        This Opinion was reviewed and approved by Cowen's Fairness Opinion Review Committee.

        Based upon and subject to the foregoing, including the various assumptions and limitations set forth herein, it is our opinion that, as of the date hereof, the Consideration to be received by the stockholders of the Company in the Transaction is fair, from a financial point of view, to the stockholders of the Company, other than Acquirer and its affiliates.

Very truly yours,

/s/ Cowen and Company, LLC

ANNEX C

SECTION 262 OF THE GENERAL CORPORATION LAW OF THE STATE OF DELAWARE

(a)
Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger or consolidation, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to §228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder's shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word "stockholder" means a holder of record of stock in a corporation; the words "stock" and "share" mean and include what is ordinarily meant by those words; and the words "depository receipt" mean a receipt or other instrument issued by a depository representing an interest in 1 or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository.

(b)
Appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation to be effected pursuant to §251 (other than a merger effected pursuant to §251(g) of this title), §252, §254, §255, §256, §257, §258, §263 or §264 of this title:

(1)
Provided, however, that, except as expressly provided in §363(b) of this title, no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of the meeting of stockholders to act upon the agreement of merger or consolidation (or, in the case of a merger pursuant to §251(h), as of immediately prior to the execution of the agreement of merger), were either: (i) listed on a national securities exchange or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in §251(f) of this title.

(2)
Notwithstanding paragraph (b)(1) of this section, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to §§251, 252, 254, 255, 256, 257, 258, 263 and 264 of this title to accept for such stock anything except:

a.
Shares of stock of the corporation surviving or resulting from such merger or consolidation, or depository receipts in respect thereof;

b.
Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or held of record by more than 2,000 holders;

c.
Cash in lieu of fractional shares or fractional depository receipts described in the foregoing paragraphs (b)(2)a. and b. of this section; or

d.
Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing paragraphs (b)(2)a., b. and c. of this section.

  (3)
  In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under §253 or §267 of this title is not owned by the parent immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.

  (4)
  In the event of an amendment to a corporation's certificate of incorporation contemplated by §363(a) of this title, appraisal rights shall be available as contemplated by §363(b) of this title, and the procedures of this section, including those set forth in subsections (d) and (e) of this section, shall apply as nearly as practicable, with the word "amendment" substituted for the words "merger or consolidation," and the word "corporation" substituted for the words "constituent corporation" and/or "surviving or resulting corporation."

(c)
Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the provisions of this section, including those set forth in subsections (d), (e), and (g) of this section, shall apply as nearly as is practicable.

(d)
Appraisal rights shall be perfected as follows:

(1)
If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for notice of such meeting (or such members who received notice in accordance with §255(c) of this title) with respect to shares for which appraisal rights are available pursuant to subsection (b) or (c) of this section that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in such notice a copy of this section and, if 1 of the constituent corporations is a nonstock corporation, a copy of §114 of this title. Each stockholder electing to demand the appraisal of such stockholder's shares shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of such stockholder's shares; provided that a demand may be delivered to the corporation by electronic transmission if directed to an information processing system (if any) expressly designated for that purpose in such notice. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such stockholder's shares. A proxy or vote against the merger or consolidation shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger or consolidation, the surviving or resulting corporation shall notify each stockholder of each constituent corporation who has complied with this subsection and has not voted in favor of or consented to the merger or consolidation of the date that the merger or consolidation has become effective; or

(2)
If the merger or consolidation was approved pursuant to §228, §251(h), §253, or §267 of this title, then either a constituent corporation before the effective date of the merger or consolidation or the surviving or resulting corporation within 10 days thereafter shall notify each of the holders of any class or series of stock of such constituent corporation who are entitled to appraisal rights of the approval of the merger or consolidation and that appraisal rights are available for any or all shares of such class or series of stock of such constituent corporation, and shall include in such notice a copy of this section and, if 1 of the constituent corporations is a nonstock corporation, a copy of §114 of this title. Such notice may, and, if given on or after the effective date of the merger or consolidation, shall, also notify such stockholders of the effective date of the merger or consolidation. Any stockholder entitled to appraisal rights may, within 20 days after the date of giving such notice or, in the case of a merger approved pursuant to §251(h) of this title, within the later of the consummation of the offer contemplated by §251(h) of this title and 20 days after the date of giving such notice, demand in writing from the surviving or resulting corporation the appraisal of such holder's shares; provided that a demand may be delivered to the corporation by electronic transmission if directed to an information processing system (if any) expressly designated for that purpose in such notice. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder's shares. If such notice did not notify stockholders of the effective date of the merger or consolidation, either (i) each such constituent corporation shall send a second notice before the effective date of the merger or consolidation notifying each of the holders of any class or series of stock of such constituent corporation that are entitled to appraisal rights of the effective date of the merger or consolidation or (ii) the surviving or resulting corporation shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice or, in the case of a merger approved pursuant to §251(h) of this title, later than the later of the consummation of the offer contemplated by §251(h) of this title and 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder's shares in accordance with this subsection. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constituent corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger or consolidation, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.

(e)
Within 120 days after the effective date of the merger or consolidation, the surviving or resulting corporation or any stockholder who has complied with subsections (a) and (d) of this section hereof and who is otherwise entitled to appraisal rights, may commence an appraisal proceeding by filing a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger or consolidation, any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party shall have the right to withdraw such stockholder's demand for appraisal and to accept the terms offered upon the merger or consolidation. Within 120 days after the effective date of the merger or consolidation, any stockholder who has complied with the requirements of subsections (a) and (d) of this section hereof, upon request given in writing (or by electronic transmission directed to an information processing system (if any) expressly designated for that purpose in the notice of appraisal), shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation (or, in the case of a merger approved pursuant to §251(h) of this title, the aggregate number of shares (other than any excluded stock (as defined in §251(h)(6)d. of this title)) that were the subject of, and were not tendered into, and accepted for purchase or exchange in, the offer referred to in §251(h)(2)), and, in either case, with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such statement shall be given to the stockholder within 10 days after such stockholder's request for such a statement is received by the surviving or resulting corporation or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) of this section hereof, whichever is later. Notwithstanding subsection (a) of this section, a person who is the beneficial owner of shares of such stock held either in a voting trust or by a nominee on behalf of such person may, in such person's own name, file a petition or request from the corporation the statement described in this subsection.

(f)
Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving or resulting corporation and to the stockholders shown on the list at the addresses therein stated. Such notice shall also be given by 1 or more publications at least 1 week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Court deems advisable. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving or resulting corporation.

(g)
At the hearing on such petition, the Court shall determine the stockholders who have complied with this section and who have become entitled to appraisal rights. The Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder. If immediately before the merger or consolidation the shares of the class or series of stock of the constituent corporation as to which appraisal rights are available were listed on a national securities exchange, the Court shall dismiss the proceedings as to all holders of such shares who are otherwise entitled to appraisal rights unless (1) the total number of shares entitled to appraisal exceeds 1% of the outstanding shares of the class or series eligible for appraisal, (2) the value of the consideration provided in the merger or consolidation for such total number of shares exceeds $1 million, or (3) the merger was approved pursuant to §253 or §267 of this title.

(h)
After the Court determines the stockholders entitled to an appraisal, the appraisal proceeding shall be conducted in accordance with the rules of the Court of Chancery, including any rules specifically governing appraisal proceedings. Through such proceeding the Court shall determine the fair value of the shares exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. Unless the Court in its discretion determines otherwise for good cause shown, and except as provided in this subsection, interest from the effective date of the merger through the date of payment of the judgment shall be compounded quarterly and shall accrue at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective date of the merger and the date of payment of the judgment. At any time before the entry of judgment in the proceedings, the surviving corporation may pay to each stockholder entitled to appraisal an amount in cash, in which case interest shall accrue thereafter as provided herein only upon the sum of (1) the difference, if any, between the amount so paid and the fair value of the shares as determined by the Court, and (2) interest theretofore accrued, unless paid at that time. Upon application by the surviving or resulting corporation or by any stockholder entitled to participate in the appraisal proceeding, the Court may, in its discretion, proceed to trial upon the appraisal prior to the final determination of the stockholders entitled to an appraisal. Any stockholder whose name appears on the list filed by the surviving or resulting corporation pursuant to subsection (f) of this section and who has submitted such stockholder's certificates of stock to the Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that such stockholder is not entitled to appraisal rights under this section.

(i)
The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto. Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing such stock. The Court's decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving or resulting corporation be a corporation of this State or of any state.

(j)
The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a stockholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney's fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal.

(k)
From and after the effective date of the merger or consolidation, no stockholder who has demanded appraisal rights as provided in subsection (d) of this section shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger or consolidation); provided, however, that if no petition for an appraisal shall be filed within the time provided in subsection (e) of this section, or if such stockholder shall deliver to the surviving or resulting corporation a written withdrawal of such stockholder's demand for an appraisal and an acceptance of the merger or consolidation, either within 60 days after the effective date of the merger or consolidation as provided in subsection (e) of this section or thereafter with the written approval of the corporation, then the right of such stockholder to an appraisal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just; provided, however that this provision shall not affect the right of any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdraw such stockholder's demand for appraisal and to accept the terms offered upon the merger or consolidation within 60 days after the effective date of the merger or consolidation, as set forth in subsection (e) of this section.

(l)
The shares of the surviving or resulting corporation to which the shares of such objecting stockholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation.

VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ADESTO TECHNOLOGIES CORPORATION 3600 PETERSON WAY SANTA CLARA, CA 95054 During The Meeting - Go to www.virtualshareholdermeeting.com/IOTS2020 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D02247-TBD KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. ADESTO TECHNOLOGIES CORPORATION The Board of Directors recommends you vote FOR Proposals 1 and 2: For Against Abstain ! ! ! 1. To adopt the Agreement and Plan of Merger (as it may be amended from time to time, the “Merger Agreement”), dated as of February 20, 2020, by and among Dialog Semiconductor plc (“Dialog”), a company incorporated in England and Wales, Azara Acquisition Corp., a Delaware corporation and a wholly owned direct or indirect subsidiary of Dialog, and Adesto Technologies Corporation, a Delaware corporation ("Adesto"). 2. To approve the adjournment of the virtual special meeting to a later date or dates to (i) solicit additional proxies if (a) Adesto’s Board of Directors determines that there are insufficient shares of Adesto’s Common Stock represented (either in person or by proxy) to constitute a quorum necessary to conduct the business to be conducted at the virtual special meeting, to the extent necessary to obtain such a quorum, or (b) Adesto has not received proxies sufficient to approve the adoption of the Merger Agreement at the virtual special meeting, in each case, at the time of the then-scheduled virtual special meeting, (ii) give holders of Adesto’s Common Stock additional time to evaluate any supplement or amendment to the enclosed proxy statement or (iii) otherwise comply with applicable law. ! ! ! NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:The Notice and Proxy Statement is available at www.proxyvote.com. D02248-TBD ADESTO TECHNOLOGIES CORPORATION Special Meeting of Stockholders May 5, 2020 10:00 A.M. Pacific Time THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ADESTO TECHNOLOGIES CORPORATION The undersigned hereby appoints Narbeh Derhacobian and Ron Shelton, and each of them, as proxies, each with the power to appoint his substitute and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Adesto Technologies Corporation that the undersigned is entitled to vote at the Virtual Special Meeting of Stockholders to be held at 10:00 A.M. (Pacific Time) on May 5, 2020, at www.virtualshareholdermeeting.com/IOTS2020 and any adjournment or postponement thereof. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF NO SUCH DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2. IF ANY OTHER BUSINESS IS PRESENTED AT THE VIRTUAL SPECIAL MEETING, THIS PROXY WILL BE VOTED IN THE DISCRETION OF THE NAMED PROXIES. Continued and to be signed on reverse side